UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2015

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2015

MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX
HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX

HSBC Family of Funds Annual Report - October 31, 2015

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	7

Schedules of Portfolio Investments
HSBC Prime Money Market Fund	8
HSBC U.S. Government Money Market Fund	12
HSBC U.S. Treasury Money Market Fund	14
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	36
Other Federal Income Tax Information	37
Table of Shareholder Expenses	38
Board of Trustees and Officers	40
Other Information	42

Glossary of Terms

Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emergency Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund country classification.

Barclays Euro Aggregate Bond Index is an index tracks fixed-rate, investment-grade Euro-denominated securities. Inclusion is based on the currency of the issue, and not the domicile of the issuer. The principal sectors in the index are Treasury, Corporate, Government-Related and Securitised. Securities in the index are part of the Pan-European Aggregate and the Global Aggregate Indices.

Barclays U.S. Aggregate Bond Index is index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Golden Dragon Index is an index that captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy faced significant headwinds during the 12-month period from November 1, 2014, to October 31, 2015. Slowing economic growth in China and other emerging economies led equities lower. Developed economies fared better, however: The U.S. economy showed signs of continued recovery and the eurozone economy regained its footing after several years of slow growth.

Commodity prices generally remained low during the period, continuing a period of consolidation that began in 2011. Oil prices declined sharply early in the period, however. These declines added to existing pressures on oil-exporting emerging economies and oil-dependent sectors. Energy companies saw diminished earnings and oil and mining production declined.

Central bank policy in many economies was a source of investor uncertainty. China took steps to devalue its currency in August, triggering a dive in its stock market. However, several important monetary programs in other economies benefited equities. Quantitative easing programs in Europe and Japan both improved liquidity and helped buoy equity markets.

Throughout much of the period, investors anticipated action by the U.S. Federal Reserve (the Fed) to raise the federal funds rate—a key factor in lending rates—above the target range of between 0.00% and 0.25%. However, the Fed decided multiple times during the period to keep rates at near-zero levels, due in part to concerns about turbulence in foreign markets and the relatively slow economic recovery in the U.S. The Fed’s delays added to investor uncertainty.

The U.S. economy grew at a slower rate than in recent years. Early in 2015, harsh winter weather on the East Coast dealt a blow to consumer consumption and a West Coast dockworkers’ strike slowed international trade. Growth picked up later in the period but some key areas of the economy showed signs of weakness. In particular, industrial production, manufacturing, and business confidence declined during the period. Meanwhile, low oil and gas prices hurt the energy sector but also contributed to a sharp uptick in auto sales.

Other areas of the U.S. economy showed signs of improvement throughout the period. The labor market continued to improve, consumer confidence hit multi-year highs, and the housing market remained robust.

Global inflation remained low during the period. A strong U.S. dollar, which rose rapidly early in the period and remained strong through October 2015, encouraged U.S. imports and discouraged exports. The strong dollar took a toll on commodity-dependent economies and posed challenges for emerging market issuers of dollar-denominated debt.

China’s ongoing transition to slower economic growth had a profound impact on economies throughout the world, exacerbated by a sharp downturn in Chinese equities and currency depreciation.

Economic growth picked up in the eurozone during the period, supported by the European Central Bank’s accommodative monetary policy and improving credit conditions. However, the debt crisis in Greece continued to undermine European economic recovery early in the period.

Japanese stocks rallied throughout much of the period as the nation’s economic growth improved in large part due to Prime Minister Shinzo Abe’s economic plan, known as “Abenomics.” The program involved higher taxes, structural reforms, and quantitative easing. Japanese equities gave up much of their gains in August 2015, however, in-step with many other global equity markets. Additionally, in that month a sharp decline in Chinese equities fueled fears that a slowing economy in China could jeopardize the global economic recovery.

Geopolitical turmoil weighed on the global economy during the period, and particularly affected countries such as Russia. Conflict in the Ukraine led to stronger economic sanctions against Russia, dealing a further blow to an economy already hard hit by low oil prices. Inflation soared in Russia while exports plummeted.

Market Review

Global equities made modest but inconsistent gains during the first half of the period, but lost ground in most cases during the late summer and fall. Volatility spiked in August as a Chinese stock sell-off spread to emerging markets and triggered volatility throughout the world. The MSCI EM Index1 finished the period with a 14.22% loss. The MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong and Taiwan also fell, posting a -2.99% return. Developed markets fared better despite the increased volatility, with the MSCI World Index1 returning 2.33% on relatively strong gains late in the period.

U.S. equities performed modestly well for the period; the S&P 500 Index1 of large-company stocks returned 5.20%. Robust merger and acquisition activity, as well as strong corporate earnings growth, helped fuel those gains. Performance was uneven across sectors, however. The energy sector saw the largest losses during the period due to declining oil prices, and health care stocks performed poorly.

Fixed income markets in developed economies made modest gains. U.S. interest rates decreased in late 2014 and early 2015, boosting the performance of U.S. Treasuries and many other categories of bonds. Rates rose slightly over the next several months in anticipation of higher interest rates, only to decline as the Fed chose to postpone a rate increase. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.96% for the 12-month period through October 31. Meanwhile the Barclays U.S. Corporate High-Yield Bond Index1 declined 1.94% for the same period.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and assurances from its president that it would expand stimulus efforts and further lower interest rates if necessary. The Barclays Euro Aggregate Bond Index1 returned 3.35%.

Emerging markets debt experienced volatility during the period caused by a strengthening U.S. dollar and an ongoing decline in commodity prices. Monetary easing measures from some central banks served to lower government bond yields in developed and emerging markets countries, however, which helped boost returns. The Barclays Emerging Markets USD Aggregate Index1 returned 0.02% during the 12-month period.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)

HSBC Prime Money Market Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC Prime Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on money market securities remained near their historic low levels during the 12-month period ended October 31, 2015, as the Federal Reserve Board (the Fed) continued to delay raising short-term interest rates.

The economy’s momentum in the beginning of the period led many investors to believe that the Fed would raise rates in the first half of 2015. However, lackluster economic reports, falling oil prices, and low inflation in the first half of the period prompted the Fed to keep interest rates near historic lows. The same factors continued through the second half of the period, and combined with the growing global economic concerns surrounding slowing growth and a tepid export market in China. Wary of the economy’s ability to withstand a rate change, the Fed in September again held off boosting rates.

Early in the period, we avoided fixed-rate instruments with maturities beyond mid-July. This was based on the premise that the Fed would potentially raise rates around that time and that securities with longer maturities could suffer losses. We then began adding positions in money market instruments that matured in August and September, which offered relatively attractive yields, because we believed that rates would likely remain the same for the near-term.

We also shortened the Fund’s weighted average maturity by shifting out of longer fixed rate maturities and into longer-term floating-rate securities, thereby limiting the amount of interest rate risk in the Fund.†

Finally, the decreasing supply of short-term securities over the period affected the Fund’s yields. New regulations incentivized banks and money market issuers to issue more long-term securities and fewer short-term ones over the year, with the dwindling supply pushing down yields for the latter.†

†     Portfolio composition is subject to change.

		Average Annual					Expense
Fund Performance		Total Return (%)				Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2015	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	11/13/98	0.04	0.02	1.20	1.84	0.05	0.69	0.69
Class C4	3/23/01	—	—	—	1.08	—	1.29	1.29
Class D	4/1/99	0.04	0.02	1.25	1.86	0.05	0.54	0.54
Class I	1/9/02	0.10	0.09	1.44	1.52	0.16	0.19	0.19
Class Y	11/12/98	0.04	0.02	1.35	2.09	0.05	0.29	0.29
Lipper Money Market
Funds Average[5]	—	0.01	0.01	1.17	1.80 [6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.40%, -0.25%, 0.10% and 0.00% for Class A Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 27, 2015. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201, 213 and 102 days for the fiscal years ended October 31, 2001, October 31, 2014 and October 31, 2015, respectively. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations. The Class was operational during the entire fiscal years from October 31, 2002 through 2013.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period October 31, 1998 to October 31, 2015.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund (Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities remained low during the 12 months through October 31, 2015.

The Federal Reserve Board (the Fed) had seemed poised to raise short-term interest rates before the end of the first quarter of 2015. However, falling oil prices, lower than expected inflation and mixed economic factors caused the Fed to hold rates near historic lows through the first quarter. Investors continued to believe the Fed would raise rates by the third quarter of 2015, but the same domestic economic issues, combined with global volatility including slowing economic growth in China, left the Fed wary. Interest rates remained unchanged through the end of the reporting period.

During the first half of the period, the Fund deployed a barbell strategy, investing in a mix of very short-term securities for liquidity purposes and longer-term issues that offered relatively high yields. Though we favored repurchase agreements (“repos”) with maturities of one week or less at the outset of the year, new regulations challenged our ability to maintain those positions over the period’s duration, as repo counterparties were pressured to reduce repo balances.†

As the year progressed, the Fund moved away from the barbell approach and sought out longer-term floating rate securities, which provided additional protection in the face of rising interest rates. In addition, we avoided any holdings that were set to mature around the time the U.S. government was scheduled to hit its debt limit. The U.S. Senate in October approved a budget, which included an extension of the debt limit, at the end of the reporting period, likely avoiding potential financial fallout.†

†     Portfolio composition is subject to change.

		Average Annual					Expense
Fund Performance		Total Return (%)				Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2015	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	0.03	0.02	1.11	2.70	0.03	0.69	0.69
Class B4	9/11/98	-3.97	0.02	1.08	1.56	0.03	1.29	1.29
Class C5	11/20/06	—	—	—	1.39	—	1.29	1.29
Class D	4/1/99	0.03	0.02	1.16	1.74	0.03	0.54	0.54
Class I6	12/24/03	0.03	0.02	—	1.10	0.03	0.19	0.19
Class Y	7/1/96	0.03	0.02	1.25	2.34	0.03	0.29	0.29
Lipper U.S. Government
Money Market Funds Average[7]	—	0.01	0.01	1.11	2.73 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.56%, -1.16%, -0.41%, -0.06% and -0.16% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 27, 2015. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%, for returns presented.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, 2011, 2012, 2013, 2014 and 2015. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. No returns are presented for the 10-year period with non-continuous operations. The Class was operational during the entire years ended October 31, 2008 through 2015.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to October 31, 2015.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund (Class A Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

The Federal Reserve Board (the Fed) maintained the target federal funds rate (a short-term interest rate that significantly influences Treasury bill yields) at between 0.00% and 0.25% during the 12-month period ended October 31, 2015. In that environment, yields on Treasury bills remained at historically low levels.

Supply and demand factors affected Treasury bill yields over the reporting period. For instance, the Fed’s typical surplus of short-term cash management bills, which are introduced into the market around tax time in April, was substantially reduced due to the Treasury’s abnormally high cash balances over this period. This led to a sharp reduction in overall issuance, which consequently put pressure on the supply and kept yields low. Additionally, continued investor speculation about when the Fed would raise interest rates also affected yields.

Early in the year, encouraging economic reports prompted many investors to anticipate that the Fed would hike rates before the end of the first quarter of 2015. However, global volatility, lower than expected inflation and mixed economic factors caused the Fed to hold rates near historic lows through the first quarter.

That decision prompted a surge in demand for Treasury bills late in the period, as investors sought safer assets. That demand pushed Treasury bill yields into negative territory.

We maintained a barbell strategy throughout the period, investing in both short-term bills as well as bonds with longer maturities. This strategy provides the Fund with liquidity while still capturing yields from longer-term bonds. In addition, we invested in two-year floating-rate Treasury notes. These helped offset some of the negative yields in the shorter-term issues and boosted the Fund’s overall performance.†

†     Portfolio composition is subject to change.

		Average Annual					Expense
Fund Performance		Total Return (%)				Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2015	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A4	5/24/01	—	—	—	1.08	—	0.69	0.69
Class C5	12/24/03	—	—	—	0.04	—	1.29	1.29
Class D	5/14/01	0.00	0.00	0.97	1.05	0.00	0.54	0.54
Class I6	12/30/03	0.00	0.00	1.10	1.21	0.00	0.19	0.19
Class Y	5/11/01	0.00	0.00	1.05	1.18	0.00	0.29	0.29
Lipper U.S. Treasury
Money Market Funds Average[7]	—	0.00	0.01	0.99	1.09 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.45%, -0.10% and -0.20% for Class D Shares, Class I Shares and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 27, 2015. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.
4	Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days during the year ended October 31, 2014. The Class was operational during the entire years ended October 31, 2001 through 2013. The Class was not operational during the entire fiscal year ended October 31, 2015. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011 through 2015. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006 through 2015.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 2001 to October 31, 2015.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*
October 31, 2015 (Unaudited)

HSBC Prime Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Certificates of Deposit	46.4
Commercial Paper and
Notes	39.3
Time Deposits	12.2
Yankee Dollars	1.1
Corporate Obligations	1.0
Total	100.0

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Government and
Government Agency
Obligations	71.5
Repurchase Agreements	24.8
U.S. Treasury Obligations	3.7
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*     Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS       7

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2015

Certificates of Deposit – 46.7%

	Principal	Amortized
	Amount ($)	Cost ($)
Banking – 46.7%
Agricultural Bank of China, N.Y.,
0.25%, 11/2/15	85,000,000	85,000,000
Agricultural Bank of China, N.Y.,
0.19%, 11/2/15	40,000,000	40,000,000
Bank of America N.A.,
0.37%, 2/10/16 (a)	61,000,000	61,000,000
Bank of Montreal Chicago,
0.28%, 11/19/15 (a)	60,000,000	60,000,000
Bank of Montreal Chicago,
0.37%, 3/21/16 (a)	28,000,000	28,000,000
Bank of Montreal Chicago,
0.34%, 4/25/16 (a)	25,000,000	25,000,000
Bank of Montreal Chicago,
0.46%, 6/21/16 (a)	36,000,000	36,000,000
Bank of Montreal Chicago,
0.43%, 7/28/16 (a)	32,000,000	32,000,000
Bank of Nova Scotia Houston,
0.38%, 3/10/16 (a)	50,000,000	50,000,000
Bank of Nova Scotia Houston,
0.42%, 8/5/16 (a)	20,000,000	20,000,000
Bank of Nova Scotia Houston,
0.49%, 8/10/16 (a)	40,000,000	40,003,799
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.13%, 11/5/15	100,000,000	100,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.40%, 11/20/15 (a)	35,000,000	35,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.37%, 1/7/16	35,000,000	35,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.52%, 2/2/16 (a)	29,000,000	29,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.66%, 3/24/16 (a)	18,500,000	18,506,726
Chase Bank USA N.A.,
0.33%, 1/26/16 (a)	30,000,000	30,000,000
Credit Industriel et Commercial,
0.38%, 11/5/15	25,000,000	25,000,221
Credit Industriel et Commercial,
0.12%, 11/6/15	200,000,000	200,000,000
Credit Industriel et Commercial,
0.49%, 3/17/16	75,000,000	75,000,000
Credit Industriel et Commercial,
0.52%, 6/1/16 (a)	40,000,000	40,000,000
DZ Bank, N.Y., 0.20%, 11/18/15	5,000,000	5,000,118
DZ Bank, N.Y., 0.48%, 4/11/16	65,000,000	64,999,976
Industrial & Commercial Bank of
China Ltd., N.Y., 0.25%, 11/2/15	60,000,000	60,000,000
Industrial & Commercial Bank of
China Ltd., N.Y., 0.21%, 11/2/15	50,000,000	50,000,000
Industrial & Commercial Bank of
China Ltd., N.Y., 0.20%, 11/5/15	70,000,000	70,000,000
Kookmin Bank, N.Y.,
0.33%, 1/19/16	35,000,000	35,000,000
Korea Development Bank, N.Y.,
0.14%, 11/5/15	50,000,000	50,000,000
Korea Development Bank, N.Y.,
0.32%, 12/1/15	40,000,000	40,002,323
Korea Development Bank, N.Y.,
0.51%, 4/19/16	30,000,000	30,000,000
Korea Development Bank, N.Y.,
0.51%, 4/19/16	30,000,000	30,000,000
Lloyds TSB Bank PLC, N.Y.,
0.35%, 11/2/15	50,000,000	50,000,236
Mizuho Bank Ltd., N.Y.,
0.30%, 11/10/15	53,000,000	53,000,000
Mizuho Bank Ltd., N.Y.,
0.32%, 11/17/15	34,000,000	33,999,995
Mizuho Bank Ltd., N.Y.,
0.29%, 1/12/16	40,000,000	40,000,000
National Australia Bank, N.Y.,
0.24%, 2/1/16	50,000,000	50,000,000
National Bank of Canada, N.Y.,
0.39%, 2/5/16 (a)	7,000,000	7,000,000
Nordea Bank Finland, N.Y.,
0.34%, 6/21/16 (a)	50,000,000	50,000,000
Norinchukin Bank, N.Y.,
0.32%, 11/18/15	25,000,000	25,000,000
Norinchukin Bank, N.Y.,
0.30%, 1/4/16	100,000,000	100,000,000
Oversea-Chinese Bank Co., N.Y.,
0.32%, 11/13/15	10,000,000	10,000,000
Oversea-Chinese Bank Co., N.Y.,
0.21%, 12/1/15	50,000,000	50,000,000
Oversea-Chinese Bank Co., N.Y.,
0.38%, 12/23/15	50,000,000	50,000,000
Rabobank Nederland, N.Y.,
0.34%, 2/3/16 (a)	70,000,000	70,000,000
Rabobank Nederland, N.Y.,
0.41%, 8/9/16 (a)	15,000,000	15,000,000
Royal Bank of Canada, N.Y.,
0.28%, 12/1/15 (a)	52,000,000	52,000,000
Royal Bank of Canada, N.Y.,
0.37%, 3/18/16 (a)	50,000,000	50,000,000
Royal Bank of Canada, N.Y.,
0.45%, 5/27/16 (a)	25,000,000	25,001,151
Royal Bank of Canada, N.Y.,
0.48%, 6/3/16 (a)	15,500,000	15,500,000
Royal Bank of Canada, N.Y.,
0.41%, 6/8/16 (a)	20,000,000	20,000,000
Royal Bank of Canada, N.Y.,
0.42%, 8/8/16 (a)	10,000,000	10,000,000
Shinhan Bank, N.Y.,
0.30%, 1/4/16	50,000,000	50,000,000
Societe’ Generale, N.Y.,
0.32%, 12/1/15	75,000,000	75,000,000
Societe’ Generale, N.Y.,
0.47%, 12/21/15	5,000,000	5,000,000
Societe’ Generale, N.Y.,
0.46%, 1/11/16	18,000,000	18,000,000
State Street Bank & Trust,
0.35%, 12/14/15	35,000,000	35,007,102
State Street Bank & Trust,
0.37%, 3/9/16 (a)	55,000,000	55,000,000

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Certificates of Deposit, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Banking, continued
Sumitomo Mitsui Bank, N.Y.,
0.33%, 11/24/15	40,000,000	40,000,000
Sumitomo Mitsui Bank, N.Y.,
0.42%, 2/25/16 (a)	60,000,000	60,000,000
Sumitomo Mitsui Trust, N.Y.,
0.17%, 11/2/15	80,000,000	80,000,000
Svenska Handelsbanken, N.Y.,
0.30%, 12/9/15 (a)	30,000,000	30,000,000
Svenska Handelsbanken, N.Y.,
0.31%, 1/4/16	26,000,000	26,000,227
Svenska Handelsbanken, N.Y.,
0.47%, 3/18/16	50,000,000	50,000,907
Toronto Dominion Bank, N.Y.,
0.29%, 11/18/15 (a)	40,000,000	40,000,000
Toronto Dominion Bank, N.Y.,
0.37%, 12/7/15	8,000,000	8,000,155
Toronto Dominion Bank, N.Y.,
0.36%, 2/25/16 (a)	65,000,000	65,000,000
Toronto Dominion Bank, N.Y.,
0.34%, 6/8/16 (a)	45,000,000	45,000,000
Wells Fargo Bank N.A.,
0.30%, 11/12/15	50,000,000	50,001,980
Wells Fargo Bank N.A.,
0.32%, 3/18/16 (a)	13,000,000	13,000,000
		3,021,024,916
TOTAL CERTIFICATES
OF DEPOSIT
(COST $3,021,024,916)		3,021,024,916

Commercial Paper and Notes — 39.4%

Banking – 34.5%
Agricultural Bank of China, N.Y.,
0.23%, 11/3/15 (b)(c)	44,000,000	43,999,438
ANZ New Zealand International Ltd.,
0.41%, 12/29/15 (b)(c)	10,000,000	9,993,395
ANZ New Zealand International Ltd.,
0.41%, 1/14/16 (b)(c)	14,845,000	14,832,489
Australia & New Zealand Banking
Group Ltd., 0.30%,
11/25/15 (a)(b)	30,000,000	30,000,231
Australia & New Zealand
Banking Group Ltd.,
0.36%, 12/17/15 (b)(c)	10,000,000	9,995,400
Australia & New Zealand
Banking Group Ltd.,
0.30%, 12/18/15 (a)(b)	30,000,000	30,000,000
Australia & New Zealand
Banking Group Ltd.,
0.45%, 4/26/16 (b)(c)	50,000,000	49,889,375
Australia & New Zealand
Banking Group Ltd.,
0.46%, 6/17/16 (a)(b)	25,000,000	25,000,000
Australia & New Zealand
Banking Group Ltd.,
0.40%, 7/6/16 (a)(b)	25,000,000	25,000,269
Bank of China Hong Kong Ltd.,
0.50%, 12/22/15 (b)(c)	30,000,000	29,978,750
Bank of Tokyo-Mitsubishi UFJ, N.Y.,
0.50%, 4/11/16 (c)	20,000,000	19,955,000
Banque et Caisse Epargne,
0.47%, 3/16/16 (c)	15,000,000	14,973,650
Banque et Caisse Epargne,
0.46%, 4/1/16 (c)	10,000,000	9,980,578
BNP Paribas Canada,
0.50%, 4/1/16 (c)	42,000,000	41,911,333
BNP Paribas Fortis SA/NV,
0.17%, 11/2/15 (c)	48,000,000	47,999,773
BNP Paribas Fortis SA/NV,
0.23%, 12/1/15 (c)	40,000,000	39,992,333
BNP Paribas Fortis SA/NV,
0.36%, 12/14/15 (c)	72,000,000	71,969,040
BNP Paribas Fortis SA/NV,
0.40%, 12/21/15 (c)	25,000,000	24,986,111
China Construction Bank Corp., N.Y.,
0.18%, 11/2/15 (b)(c)	50,000,000	49,999,750
China Construction Bank Corp., N.Y.,
0.19%, 11/5/15 (b)(c)	150,000,000	149,996,833
Commonwealth Bank of Australia,
0.36%, 2/22/16 (a)(b)	35,000,000	35,000,000
Commonwealth Bank of Australia,
0.30%, 3/29/16 (a)(b)	50,000,000	50,000,000
Commonwealth Bank of Australia,
0.34%, 5/26/16 (a)(b)	35,000,000	34,998,069
Credit Agricole CIB, N.Y.,
0.32%, 11/3/15 (c)	12,450,000	12,449,779
DBS Bank Ltd.,
0.30%, 11/23/15 (b)(c)	15,000,000	14,997,250
DBS Bank Ltd.,
0.30%, 11/25/15 (b)(c)	20,000,000	19,996,000
DBS Bank Ltd.,
0.38%, 12/21/15 (b)(c)	50,000,000	49,973,611
DBS Bank Ltd.,
0.30%, 1/4/16 (b)(c)	20,000,000	19,989,333
DNB NOR Bank ASA,
0.45%, 4/19/16 (b)(c)	65,000,000	64,861,875
Erste Abwicklungsanstalt,
0.32%, 11/20/15 (b)(c)	37,250,000	37,243,709
Erste Abwicklungsanstalt,
0.30%, 11/25/15 (b)(c)	9,400,000	9,398,120
Erste Abwicklungsanstalt,
0.32%, 11/27/15 (b)(c)	20,000,000	19,995,378
Erste Abwicklungsanstalt,
0.31%, 1/4/16 (b)(c)	30,000,000	29,983,467
Erste Abwicklungsanstalt,
0.35%, 3/4/16 (a)(b)	50,000,000	50,000,000
Erste Abwicklungsanstalt,
0.36%, 4/13/16 (a)(b)	52,000,000	51,998,294
JPMorgan Chase & Co.,
0.42%, 12/29/15 (c)	23,000,000	22,984,437
JPMorgan Chase & Co.,
0.50%, 3/18/16 (b)(c)	19,000,000	18,963,583

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Commercial Paper and Notes, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Banking, continued
Kookmin Bank, N.Y.,
0.33%, 11/5/15 (b)(c)	25,000,000	24,999,083
Lloyds TSB Bank PLC, N.Y.,
0.30%, 1/4/16 (c)	75,000,000	74,960,000
Mitsubishi UFJ Trust & Banking, N.Y.,
0.29%, 1/4/16 (c)	90,000,000	89,953,600
National Australia Bank, N.Y.,
0.37%, 4/11/16 (a)(b)	60,000,000	60,000,000
National Bank of Canada, N.Y.,
0.48%, 3/18/16 (b)(c)	50,000,000	49,908,000
Nordea Bank AB,
0.30%, 11/12/15 (b)(c)	38,000,000	37,996,575
Nordea Bank AB,
0.38%, 12/14/15 (b)(c)	42,000,000	41,981,187
Nordea Bank AB,
0.41%, 1/8/16 (b)(c)	25,000,000	24,980,875
Nordea Bank AB,
0.39%, 4/1/16 (b)(c)	50,000,000	49,918,723
Nrw.Bank, 0.16%, 11/2/15 (b)(c)	70,000,000	69,999,689
Oversea-Chinese Banking Corp. Ltd.,
0.31%, 2/16/16 (c)	15,315,000	15,300,889
Province of Quebec,
0.06%, 11/2/15 (b)(c)	26,000,000	25,999,957
Societe’ Generale N.A.,
0.46%, 12/18/15 (b)(c)	25,000,000	24,984,986
Sumitomo Mitsui Bank, N.Y.,
0.23%, 12/17/15 (b)(c)	30,000,000	29,991,184
Sumitomo Mitsui Bank, N.Y.,
0.22%, 1/4/16 (b)(c)	35,000,000	34,986,311
Sumitomo Trust & Bank, N.Y.,
0.34%, 11/27/15 (b)(c)	20,000,000	19,995,161
Svenska Handelsbank, Inc.,
0.34%, 12/14/15 (b)(c)	25,000,000	24,989,847
Swedbank, 0.32%, 11/16/15 (c)	15,000,000	14,998,000
Swedbank, 0.32%, 11/17/15 (c)	25,000,000	24,996,445
Total Capital Canada Ltd.,
0.20%, 1/4/16 (b)(c)	40,000,000	39,985,778
United Overseas Bank,
0.38%, 12/11/15 (c)	50,000,000	49,978,889
United Overseas Bank,
0.30%, 1/4/16 (b)(c)	25,000,000	24,986,667
Westpac Banking Corp., N.Y.,
0.41%, 7/19/16 (a)(b)	35,000,000	35,000,000
Westpac Securities NZ Ltd.,
0.36%, 2/8/16 (a)(b)	60,000,000	60,000,000
		2,234,178,499
Diversified — 0.5%
Caisse des Depots et Consignations,
0.15%, 11/23/15 (b)(c)	15,000,000	14,998,625
Caisse des Depots et Consignations,
0.30%, 11/24/15 (b)(c)	20,000,000	19,996,167
		34,994,792
Finance — 4.4%
ASB Finance Ltd. London,
0.40%, 5/20/16 (a)(b)	14,000,000	14,000,095
BNZ International Funding,
0.34%, 1/20/16 (a)(b)	15,000,000	15,000,000
Caisse Centrale Desjardins,
0.17%, 11/2/15 (b)(c)	54,500,000	54,499,742
Caisse Centrale Desjardins,
0.18%, 11/12/15 (b)(c)	40,000,000	39,997,800
Collateralized CP Co. LLC,
0.42%, 12/15/15 (c)	15,000,000	14,992,300
Collateralized CP Co. LLC,
0.48%, 2/4/16 (c)	18,500,000	18,476,567
Collateralized CP II Co. LLC,
0.50%, 3/28/16 (b)(c)	25,000,000	24,948,611
Collateralized CP II Co. LLC,
0.50%, 4/27/16 (b)(c)	24,000,000	23,940,667
Jupiter Securitization Co. LLC,
0.40%, 12/21/15 (b)(c)	22,000,000	21,987,778
Toyota Motor Credit Corp.,
0.34%, 12/11/15 (c)	25,000,000	24,990,556
Toyota Motor Credit Corp.,
0.34%, 12/14/15 (c)	25,000,000	24,989,847
Toyota Motor Credit Corp.,
0.34%, 12/15/15 (c)	10,000,000	9,995,845
		287,819,808
TOTAL COMMERCIAL
PAPER AND NOTES
(COST $2,556,993,099)		2,556,993,099

Corporate Obligations – 1.0%

Banking – 1.0%
JPMorgan Chase Bank N.A.,
0.47%, 7/18/16 ,
Callable 4/18/16 @ 100 (a)	25,000,000	24,999,768
Wells Fargo Bank N.A.,
0.45%, 6/9/16, MTN (a)	40,000,000	40,000,000
		64,999,768
TOTAL CORPORATE
OBLIGATIONS
(COST $64,999,768)		64,999,768

Yankee Dollars – 1.2%

Banking – 1.2%
Canadian Imperial Bank,
2.75%, 1/27/16 (b)	40,100,000	40,318,545
Westpac Banking Corp.,
0.58%, 5/31/16 (a)(b)	35,000,000	35,000,000
		75,318,545
TOTAL YANKEE DOLLARS
(COST $75,318,545)		75,318,545

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2015 (concluded)

Time Deposits – 12.3%

	Principal	Amortized
	Amount ($)	Cost ($)
Australia & New Zealand Bank,
0.10%, 11/2/15	100,000,000	100,000,000
Credit Agricole CIB, N.Y.,
0.06%, 11/2/15	310,000,000	310,000,000
DNB NOR Bank,
0.05%, 11/2/15	140,000,000	140,000,000
Natixis, 0.06%, 11/2/15	119,000,000	119,000,000
National Bank of Kuwait,
0.08%, 11/2/15	50,000,000	50,000,000
Nordea Bank AB, 0.05%, 11/2/15	75,000,000	75,000,000
TOTAL TIME DEPOSITS
(COST $794,000,000)		794,000,000
TOTAL INVESTMENT
SECURITIES
(COST $6,512,336,328) – 100.6%		6,512,336,328
Other Assets
(Liabilities) – (0.6)%		(39,616,558)
NET ASSETS – 100%		$6,472,719,770
____________________

(a)	Variable rate security. The rate presented represents the rate in effect on October 31, 2015. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(c)	Rate presented represents the effective yield at time of purchase.
MTN – Medium Term Note LLC – Limited Liability Company

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2015

U.S. Government and Government Agency Obligations — 62.0%

	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank — 9.8%
0.09%, 1/8/16 (a)	100,000,000	99,997,239
0.14%, 9/21/16 (a)	65,000,000	65,000,000
0.15%, 3/15/16 (a)	40,000,000	39,999,251
0.15%, 4/18/16 (a)	50,000,000	49,998,803
0.15%, 8/10/16 (a)	50,000,000	49,996,138
0.16%, 3/10/16 (b)	75,000,000	74,956,667
0.17%, 4/15/16 (a)	50,000,000	49,997,634
0.17%, 6/23/16 (a)	30,000,000	29,986,326
0.20%, 4/10/17 (a)	50,000,000	49,992,720
0.21%, 7/8/16 (a)	10,000,000	10,005,564
0.25%, 7/29/16 (a)	65,000,000	65,004,881
0.28%, 9/19/16 (a)	25,743,000	25,749,897
		610,685,120
Federal Home Loan Bank — 25.8%
0.02%, 11/6/15 (b)	184,170,000	184,169,361
0.02%, 11/9/15 (b)	177,000,000	176,999,213
0.03%, 11/25/15 (b)	196,850,000	196,846,062
0.04%, 11/3/15 (b)	100,000,000	99,999,667
0.04%, 11/4/15 (b)	93,000,000	92,999,574
0.06%, 11/30/15 (b)	100,000,000	99,995,167
0.10%, 1/4/16 (b)	200,000,000	199,962,666
0.14%, 1/8/16 (a)	100,000,000	99,999,060
0.15%, 1/9/17 (a)	85,000,000	85,000,000
0.16%, 2/9/16 (a)	98,000,000	98,000,000
0.19%, 8/21/17 (a)	100,000,000	100,000,000
0.19%, 10/7/16 (a)	50,000,000	50,000,000
0.26%, 12/16/15 (b)	130,000,000	129,957,250
		1,613,928,020
Federal Home Loan Mortgage Corp. — 16.6%
0.14%, 8/17/16 (a)	100,000,000	100,000,000
0.16%, 2/18/16 (a)	115,000,000	114,997,598
0.17%, 2/4/16 (b)	75,000,000	74,966,354
0.17%, 2/9/16 (b)	150,000,000	149,927,083
0.18%, 6/15/16 (a)	75,000,000	74,992,868
0.19%, 11/25/15 (a)	75,000,000	75,000,000
0.19%, 7/21/16 (a)	147,100,000	147,112,538
0.20%, 1/13/17 (a)	232,500,000	232,472,390
0.24%, 1/5/16 (b)	71,875,000	71,843,854
		1,041,312,685
Federal National Mortgage Association — 9.8%
0.05%, 12/14/15 (b)	91,599,000	91,593,530
0.08%, 11/12/15 (b)	73,000,000	72,997,993
0.15%, 12/15/15 (b)	75,000,000	74,986,250
0.16%, 3/16/16 (b)	75,000,000	74,954,667
0.20%, 10/5/17 (a)	100,000,000	99,980,423
0.21%, 8/16/17 (a)	50,000,000	49,990,943
0.21%, 1/26/17 (a)	100,000,000	99,987,382
0.22%, 8/26/16 (a)	50,000,000	50,035,330
		614,526,518
TOTAL U.S. GOVERNMENT
AND GOVERNMENT AGENCY
OBLIGATIONS
COST $3,880,452,343)		3,880,452,343

U.S. Treasury Obligations — 3.2%

U.S. Treasury Notes — 3.2%
0.38%, 1/15/16	75,000,000	75,031,390
2.13%, 2/29/16	125,000,000	125,769,694
		200,801,084
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $200,801,084)		200,801,084

Repurchase Agreements — 21.6%

BNP Paribas, 0.07%, 11/2/15,
Purchased on 10/30/15, with
maturity value of $400,002,333,
collateralized by various U.S.
Treasury Obligations,
0.00%-4.62%, 04/30/16-08/15/44,
fair value $408,000,000	400,000,000	400,000,000
BNP Paribas, 0.09%, 11/2/15,
Purchased on 10/30/15, with
maturity value of $100,000,750,
collateralized by various U.S.
Government and Government
Agency Obligations,
0.00%-8.00%, 11/25/15-09/20/45,
fair value $102,000,000	100,000,000	100,000,000
Citigroup Global Markets,
0.10%, 11/2/15, Purchased on
10/30/15, with maturity value
of $100,000,833, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-1.88%,
04/27/16-08/15/45, fair value
$102,000,000	100,000,000	100,000,000
Goldman Sachs, 0.07%, 11/2/15,
Purchased on 10/30/15, with
maturity value of $100,000,583,
collateralized by various U.S.
Government and Government
Agency Obligations,
2.09%-2.93%, 02/01/42-02/01/45,
fair value $102,000,000	100,000,000	100,000,000
Goldman Sachs, 0.07%, 11/4/15,
Purchased on 10/30/15, with
maturity value of $50,000,583,
collateralized by various U.S.
Government and Government
Agency Obligations,
4.00%-6.00%, 12/15/39-08/20/45,
fair value $51,000,000	50,000,000	50,000,000
Merrill Lynch Pierce Fenner &
Smith, 0.07%, 11/2/15, Purchased
on 10/30/15, with maturity value
of $200,001,167, collateralized by
various U.S. Treasury Obligations,
0.05%-2.05%, 07/15/16-07/31/16,
fair value $204,000,096	200,000,000	200,000,000

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2015 (concluded)

Repurchase Agreements, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Societe’ Generale, 0.09%, 11/2/15,
Purchased on 10/30/15, with
maturity value of $200,001,500,
collateralized by various U.S.
Government and Government
Agency Obligations,
0.00%-9.25%, 10/31/15-02/15/44,
fair value $204,000,017	200,000,000	200,000,000
Toronto Dominion Bank, 0.07%,
11/2/15, Purchased on
10/30/15, with maturity value
of $200,001,167, collateralized
by various U.S. Treasury
Obligations, 0.00%-2.00%,
03/24/16-02/28/21, fair value
$204,000,007	200,000,000	200,000,000
TOTAL REPURCHASE AGREEMENTS
(COST $1,350,000,000)		1,350,000,000
TOTAL INVESTMENT SECURITIES
(COST $5,431,253,427) – 86.8%		5,431,253,427
Other Assets (Liabilities) – 13.2%		826,668,121
NET ASSETS – 100%		$6,257,921,548
____________________

(a)	Variable rate security. The rate presented represents the rate in effect on October 31, 2015. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Discount note. Rate presented represents the effective yield at time of purchase.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2015

U.S. Treasury Obligations – 92.0%

	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 11.2%
0.00%, 12/10/15 (a)	20,000,000	19,999,978
0.01%, 11/27/15 (a)	40,000,000	39,999,682
0.02%, 12/3/15 (a)	40,000,000	39,999,431
0.06%, 1/7/16 (a)	60,000,000	59,993,300
		159,992,391
U.S. Treasury Notes – 80.8%
0.07%, 1/31/16 (b)	130,000,000	129,995,273
0.07%, 10/31/16 (b)	40,000,000	39,990,692
0.09%, 4/30/16 (b)	25,000,000	25,000,126
0.09%, 7/31/16 (b)	45,000,000	45,002,394
0.09%, 4/30/17 (b)	50,000,000	49,999,240
0.10%, 1/31/17 (b)	55,000,000	54,998,037
0.25%, 11/30/15	155,000,000	155,022,505
0.25%, 12/15/15	120,000,000	120,033,752
0.38%, 3/15/16	67,000,000	67,019,524
0.63%, 7/15/16	10,000,000	10,019,173
1.38%, 11/30/15	325,000,000	325,337,128
2.00%, 4/30/16	70,000,000	70,591,662
2.63%, 4/30/16	50,000,000	50,573,520
3.25%, 6/30/16	10,000,000	10,192,929
		1,153,775,955
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,313,768,346)		1,313,768,346
TOTAL INVESTMENT SECURITIES (Cost $1,313,768,346) – 92.0%		1,313,768,346
Other Assets (Liabilities) – 8.0%		114,098,703
NET ASSETS – 100%		$1,427,867,049
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Variable rate security. The rate presented represents the rate in effect on October 31, 2015. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets & Liabilities — as of October 31, 2015

		HSBC U.S.	HSBC
	HSBC Prime	Government	U.S. Treasury
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Assets:
Investments, at amortized cost	$6,512,336,328	$4,081,253,427	$1,313,768,346
Repurchase agreements, at cost	—	1,350,000,000	—
Total Investments	6,512,336,328	5,431,253,427	1,313,768,346
Cash	500,847	425,556,814	7,776,049
Interest receivable	1,323,150	1,722,729	4,417,930
Receivable for investments sold	—	400,000,000	102,000,000
Receivable from Investment Adviser	—	—	15,153
Prepaid expenses and other assets	130,704	166,132	86,194
Total Assets	6,514,291,029	6,258,699,102	1,428,063,672

Liabilities:
Dividends payable	297,463	38,610	—
Payable for investments purchased	40,318,545	—	—
Accrued expenses and other liabilities:
Investment Management	345,220	81,039	—
Administration	281,132	213,284	45,044
Compliance Services	—	815	8,197
Accounting	10,894	10,579	9,506
Custodian fees	59,134	69,923	16,417
Transfer Agent	15,785	12,726	13,018
Trustee	52,139	68,644	13,733
Other	190,947	281,934	90,708
Total Liabilities	41,571,259	777,554	196,623
Net Assets	$6,472,719,770	$6,257,921,548	$1,427,867,049

Composition of Net Assets:
Capital	6,472,713,901	6,257,915,455	1,427,854,843
Accumulated net investment income/(distributions in excess of
net investment income)	(4)	7	—
Accumulated net realized gains/(losses) from investments	5,873	6,086	12,206
Net Assets	$6,472,719,770	$6,257,921,548	$1,427,867,049

Net Assets:
Class A	$27,597,432	$929,445	$—
Class B	—	48,767	—
Class C	40,451	—	—
Class D	1,194,510,870	888,084,381	280,031,662
Class I	4,747,505,857	1,589,264,194	384,362,743
Class Y	503,065,160	3,779,594,761	763,472,644
	$6,472,719,770	$6,257,921,548	$1,427,867,049

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A	27,598,013	929,454	—
Class B	—	48,754	—
Class C	40,451	—	—
Class D	1,194,449,604	887,902,056	280,029,307
Class I	4,747,580,106	1,589,373,943	384,394,586
Class Y	503,060,053	3,779,661,609	763,435,920
Net Asset Value, Offering Price and Redemption Price per share:
Class A	$1.00	$1.00	$—
Class B (a)	$—	$1.00	$—
Class C (a)	$1.00	$—	$—
Class D	$1.00	$1.00	$1.00
Class I	$1.00	$1.00	$1.00
Class Y	$1.00	$1.00	$1.00
____________________

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2015

		U.S.
		Government	U.S. Treasury
	Prime Money	Money Market	Money Market
	Market Fund	Fund	Fund
Investment Income:
Interest	$12,794,947	$6,383,162	$992,134
Total Investment Income	12,794,947	6,383,162	992,134

Expenses:
Investment Management	5,338,340	6,384,798	1,807,955
Advisory Services:
Operational Support - Class A Shares	29,216	364	—
Operational Support - Class B Shares	—	48	—
Operational Support - Class C Shares	13	—	—
Operational Support - Class D Shares	1,245,881	778,232	302,030
Operational Support - Class Y Shares	490,347	3,982,169	944,996
Administration:
Class A Shares	14,060	175	—
Class B Shares	—	25	—
Class C Shares	7	—	—
Class D Shares	596,900	374,493	146,002
Class I Shares	1,729,046	782,093	266,473
Class Y Shares	235,520	1,918,810	457,164
Distribution:
Class B Shares	—	366	—
Class C Shares	96	—	—
Shareholder Servicing:
Class A Shares	116,867	1,464	—
Class B Shares	—	121	—
Class C Shares	32	—	—
Class D Shares	3,114,645	1,945,594	755,096
Accounting	73,235	67,339	58,877
Compliance Services	101,679	136,227	46,383
Custodian	274,281	402,779	103,046
Printing	256,800	88,727	2,736
Professional	557,565	665,889	223,640
Transfer Agent	50,219	39,634	37,719
Trustee	336,113	381,812	114,601
Registration fees	79,670	71,986	64,570
Other	432,070	468,092	180,870
Total expenses before fee and expense reductions	15,072,602	18,491,237	5,512,158
Fees voluntarily reduced/reimbursed by Investment Adviser	(3,278,386)	(11,011,245)	(3,476,330)
Fees voluntarily reduced by Administrator	(41,248)	(819,939)	(232,190)
Fees voluntarily reduced by Distributor	(96)	(366)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(3,231,544)	(1,947,178)	(755,096)
Custody earnings credits	(31,493)	(244,800)	(56,408)
Net Expenses	8,489,835	4,467,709	992,134
Net Investment Income	4,305,112	1,915,453	—

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments	5,873	58,725	36,870
Net realized/unrealized gains (losses) on investments	5,873	58,725	36,870
Change in Net Assets Resulting from Operations	$4,310,985	$1,974,178	$36,870

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Prime		HSBC U.S. Government
	Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Investment Activities:
Operations:
Net investment income	$4,305,112	$1,796,183	$1,915,453	$1,016,513
Net realized gains/(losses) from investments	5,873	3,685	58,725	37,784
Change in net assets resulting from operations	4,310,985	1,799,868	1,974,178	1,054,297

Distributions:
Net investment income:
Class A	(10,951)	(9,126)	(109)	(40)
Class B	—	(2)	(15)	(10)
Class C	(7)	—	—	—
Class D	(468,417)	(252,975)	(233,083)	(218,907)
Class I	(3,640,197)	(1,418,944)	(487,824)	(205,861)
Class Y	(185,564)	(115,117)	(1,194,417)	(591,695)
Net realized gains:
Class A	(4)	(42)	—	—
Class D	(181)	(1,243)	—	—
Class I	(1,017)	(9,297)	—	—
Class Y	(70)	(575)	—	—
Change in net assets from distributions	(4,306,408)	(1,807,321)	(1,915,448)	(1,016,513)

Change in net assets resulting from
capital transactions	1,558,164,115	(84,796,567)	660,883,397	1,363,811,133
Change in net assets	1,558,168,692	(84,804,020)	660,942,127	1,363,848,917

Net Assets:
Beginning of period	4,914,551,078	4,999,355,098	5,596,979,421	4,233,130,504
End of period	$6,472,719,770	$4,914,551,078	$6,257,921,548	$5,596,979,421
Accumulated net investment income/(distributions in
excess of net investment income)	$(4)	$19	$7	$—

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Prime		HSBC U.S. Government
	Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Capital Transactions*:
Class A
Proceeds from shares issued	$2,840,168	$9,041,523	$940,017	$67,819
Dividends reinvested	365	254	108	40
Value of shares redeemed	(21,263,006)	(5,180,190)	(164,851)	(341,827)
Class A Shares capital transactions	(18,422,473)	3,861,587	775,274	(273,968)

Class B
Dividends reinvested	—	2	15	9
Value of shares redeemed	(2,060)	(26,152)	—	—
Class B Shares capital transactions	(2,060)	(26,150)	15	9

Class C
Proceeds from shares issued	81,602	—	—	—
Dividends reinvested	6	—	—	—
Value of shares redeemed	(41,157)	(2)	—	—
Class C Shares capital transactions	40,451	(2)	—	—

Class D
Proceeds from shares issued	5,142,934,572	3,840,328,913	2,487,351,997	3,358,282,437
Dividends reinvested	331,373	181,297	67,153	56,872
Value of shares redeemed	(5,143,901,199)	(3,933,440,467)	(2,326,630,455)	(3,301,950,708)
Class D Shares capital transactions	(635,254)	(92,930,257)	160,788,695	56,388,601

Class I
Proceeds from shares issued	29,866,205,840	22,241,726,280	10,758,223,000	11,154,518,735
Dividends reinvested	2,060,912	1,064,404	287,532	121,097
Value of shares redeemed	(28,273,253,988)	(22,211,352,195)	(10,580,351,583)	(10,900,453,771)
Class I Shares capital transactions	1,595,012,764	31,438,489	178,158,949	254,186,061

Class Y
Proceeds from shares issued	1,331,197,615	1,878,381,292	21,862,447,049	15,656,415,797
Dividends reinvested	181,732	111,082	1,192,843	589,217
Value of shares redeemed	(1,349,208,660)	(1,905,632,608)	(21,542,479,428)	(14,603,494,584)
Class Y Shares capital transactions	(17,829,313)	(27,140,234)	321,160,464	1,053,510,430
Change in net assets resulting from
capital transactions	$1,558,164,115	$(84,796,567)	$660,883,397	$1,363,811,133
____________________

* Share transactions are at net asset value of $1.00 per share.

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Treasury
	Money Market Fund
	Year ended	Year ended
	October 31, 2015	October 31, 2014
Investment Activities:
Operations:
Net investment income	$—	$109,274
Net realized gains/(losses) from investment transactions	36,870	24,736
Change in net assets resulting from operations	36,870	134,010

Distributions:
Net investment income:
Class D	—	(17,135)
Class I	—	(30,899)
Class Y	—	(61,240)
Change in net assets from distributions	—	(109,274)
Change in net assets resulting from capital transactions	(431,134,675)	(713,380,764)

Change in net assets	(431,097,805)	(713,356,028)

Net Assets:
Beginning of period	1,858,964,854	2,572,320,882
End of period	$1,427,867,049	$1,858,964,854
Accumulated net investment income/(distributions in excess of net investment income)	$—	$—

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Treasury
	Money Market Fund
	Year ended	Year ended
	October 31, 2015	October 31, 2014
CAPITAL TRANSACTIONS*:
Class A
Value of shares redeemed	$—	$(5,091)
Class A Shares capital transactions	—	(5,091)

Class D
Proceeds from shares issued	1,120,322,048	1,461,835,451
Dividends reinvested	—	10,599
Value of shares redeemed	(1,479,236,109)	(1,340,756,281)
Class D Shares capital transactions	(358,914,061)	121,089,769

Class I
Proceeds from shares issued	4,050,846,479	4,553,135,785
Dividends reinvested	—	21,831
Value of shares redeemed	(3,930,207,887)	(5,375,630,639)
Class I Shares capital transactions	120,638,592	(822,473,023)

Class Y
Proceeds from shares issued	1,145,300,679	1,277,728,090
Dividends reinvested	—	60,084
Value of shares redeemed	(1,338,159,885)	(1,289,780,593)
Class Y Shares capital transactions	(192,859,206)	(11,992,419)
Change in net assets resulting from capital transactions	$(431,134,675)	$(713,380,764)
____________________

* Share transactions are at net asset value of $1.00 per share.

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC PRIME MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2015	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.04%	$27,597		0.20%	0.04%	0.69%
Year Ended October 31, 2014	1.00	—(c)	—	—	—	—	—	1.00	0.02%	46,020		0.19%	0.02%	0.69%
Year Ended October 31, 2013	1.00	—(c)	—	—	—	—	—	1.00	0.01%	42,158		0.23%	0.01%	0.68%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	33,546		0.30%	0.01%	0.69%
Year Ended October 31, 2011	1.00	—(c)	—	—	—	—	—	1.00	0.01%	27,763		0.26%	0.01%	0.68%
CLASS B SHARES
Period Ended October 31, 2015(d)	$1.00	—	—	—	—	—	—	$1.00	—	$—		0.18%	—%	1.24%
Year Ended October 31, 2014	1.00	—(c)	—	—	—	—	—	1.00	0.02%	2		0.18%	0.02%	1.28%
Year Ended October 31, 2013	1.00	—(c)	—	—	—	—	—	1.00	0.01%	28		0.24%	0.01%	1.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	41		0.29%	0.01%	1.29%
Year Ended October 31, 2011	1.00	—(c)	—	—	—	—	—	1.00	0.01%	132		0.26%	0.01%	1.28%
CLASS C SHARES
Period Ended October 31, 2015(e)	$1.00	—	—	—	—	—	—	$1.00	0.01%	$40		0.22%	0.05%	1.29%
Year Ended October 31,2014(f)	1.00	—(c)	—	—	—	—	—	1.00	—%	—		—%	—%	—%
Year Ended October 31, 2013	1.00	—(c)	—	—	—	—	—	1.00	0.01%	—	(g)	0.23%	0.07%	1.26%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.06%	6		0.25%	0.06%	1.29%
Year Ended October 31, 2011	1.00	—(c)	—	—	—	—	—	1.00	0.01%	6		0.25%	0.01%	1.28%
CLASS D SHARES
Year Ended October 31, 2015	$1.00	—	—	—	—	—	—	$1.00	0.04%	$1,194,511		0.20%	0.04%	0.54%
Year Ended October 31, 2014	1.00	—(c)	—	—	—	—	—	1.00	0.02%	1,195,145		0.19%	0.02%	0.54%
Year Ended October 31, 2013	1.00	—(c)	—	—	—	—	—	1.00	0.01%	1,288,077		0.23%	0.01%	0.53%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	1,303,827		0.30%	0.01%	0.54%
Year Ended October 31, 2011	1.00	—(c)	—	—	—	—	—	1.00	0.01%	1,591,614		0.26%	0.01%	0.53%
CLASS I SHARES
Year Ended October 31, 2015	$1.00	—	—	—	—	—	—	$1.00	0.10%	$4,747,506		0.14%	0.10%	0.19%
Year Ended October 31, 2014	1.00	—(c)	—	—	—	—	—	1.00	0.05%	3,152,490		0.16%	0.05%	0.19%
Year Ended October 31, 2013	1.00	—(c)	—	—	—	—	—	1.00	0.08%	3,121,056		0.17%	0.08%	0.18%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.14%	3,025,688		0.17%	0.14%	0.19%
Year Ended October 31, 2011	1.00	—(c)	—	—	—	—	—	1.00	0.10%	4,309,346		0.17%	0.10%	0.18%

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC PRIME MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS Y SHARES
Year Ended October 31, 2015	$1.00	—	—	—	—	—	—	$1.00	0.04%	$503,065	0.20%	0.04%	0.29%
Year Ended October 31, 2014	1.00	—(c)	—	—	—	—	—	1.00	0.02%	520,894	0.19%	0.02%	0.29%
Year Ended October 31, 2013	1.00	—(c)	—	—	—	—	—	1.00	0.01%	548,035	0.23%	0.01%	0.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.03%	617,308	0.28%	0.03%	0.29%
Year Ended October 31, 2011	1.00	—(c)	—	—	—	—	—	1.00	0.01%	642,290	0.26%	0.02%	0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Calculated based on average shares outstanding.
(d)	Class B Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 3 days during the period from November 1, 2014 to November 3, 2014. The net asset value reflected represents the last day the class had operations.
(e)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 102 days during the period from July 22, 2015 to October 31, 2015.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 213 days during the period. The net asset value reflected represents the last day the class had operations.
(g)	Less than $500
Amounts designated as “—” are $0 or have been rounded to $0.

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2015	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.03%	$929	0.08%	0.03%	0.69%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	154	0.07%	0.02%	0.69%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	428	0.17%	0.01%	0.68%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	238	0.14%	0.01%	0.69%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%	3,995	0.16%	0.01%	0.68%
CLASS B SHARES
Year Ended October 31, 2015	$1.00	—	—	—	—	—	—	$1.00	0.03%	$49	0.07%	0.03%	1.27%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	49	0.07%	0.02%	1.28%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	49	0.14%	0.01%	1.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	76	0.16%	0.01%	1.29%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%	94	0.17%	0.01%	1.28%
CLASS C SHARES
Year Ended October 31, 2015(c)	$1.00	—	—	—	—	—	—	$1.00	—%	$—	—%	—%	—%
Year Ended October 31, 2014(c)	1.00	—	—	—	—	—	—	1.00	—%	—	—%	—%	—%
Year Ended October 31, 2013(c)	1.00	—	—	—	—	—	—	1.00	—%	—	—%	—%	—%
Year Ended October 31, 2012(c)	1.00	—	—	—	—	—	—	1.00	—%	—	—%	—%	—%
Year Ended October 31, 2011(c)	1.00	—	—	—	—	—	—	1.00	—%	—	—%	—%	—%
CLASS D SHARES
Year Ended October 31, 2015	$1.00	—	—	—	—	—	—	$1.00	0.03%	$888,084	0.07%	0.03%	0.53%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	727,290	0.06%	0.02%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	670,893	0.13%	0.01%	0.53%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	614,499	0.16%	0.01%	0.54%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%	746,458	0.17%	0.01%	0.53%
See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS I SHARES
Year Ended October 31, 2015	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.03%	$1,589,264	0.07%	0.03%	0.18%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	1,411,088	0.06%	0.02%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	1,156,894	0.13%	0.02%	0.18%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.02%	1,873,166	0.16%	0.01%	0.19%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.03%	1,645,764	0.16%	0.03%	0.18%
CLASS Y SHARES
Year Ended October 31, 2015	$1.00	—	—	—	—	—	—	$1.00	0.03%	$3,779,595	0.07%	0.03%	0.28%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	3,458,399	0.06%	0.02%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	2,404,867	0.13%	0.01%	0.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	2,505,448	0.17%	0.01%	0.29%
Year Ended October 31, 2011	1.00	—	—	—	—	—	—	1.00	0.01%	1,711,397	0.17%	0.01%	0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	During the period the class had no operations. The net assets values reflected represent the last day the class had shareholders.
Amounts designated as “—” are $0 or have been rounded to $0.

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2015(c)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	—%	$—	—%	—%	—%
Year Ended October 31, 2014(d)	1.00	—	—	—	—	—	—	1.00	—%	—	—%	—%	—%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	5	0.10%	—%	0.69%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	5	0.05%	—%	0.70%
Year Ended October 31, 2011	1.00	—(e)	—	—	—	—	—	1.00	0.01%	613	0.11%	0.01%	0.68%
CLASS C SHARES
Year Ended October 31, 2015(c)	$1.00	—	—	—	—	—	—	$1.00	—%	$—	—%	—%	—%
Year Ended October 31, 2014(c)	1.00	—	—	—	—	—	—	1.00	—%	—	—%	—%	—%
Year Ended October 31, 2013(c)	1.00	—	—	—	—	—	—	1.00	—%	—	—%	—%	—%
Year Ended October 31, 2012(c)	1.00	—	—	—	—	—	—	1.00	—%	—	—%	—%	—%
Year Ended October 31, 2011(c)	1.00	—(e)	—	—	—	—	—	1.00	—%	—	—%	—%	—%
CLASS D SHARES
Year Ended October 31, 2015	$1.00	—	—	—	—	—	—	$1.00	—%	$280,032	0.06%	—%	0.54%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	638,939	0.06%	—%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	517,845	0.09%	—%	0.53%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	662,063	0.08%	—%	0.54%
Year Ended October 31, 2011	1.00	—(e)	—	—	—	—	—	1.00	0.01%	619,940	0.10%	0.01%	0.53%
CLASS I SHARES
Year Ended October 31, 2015	$1.00	—	—	—	—	—	—	$1.00	—%	$384,363	0.05%	—%	0.19%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	263,714	0.06%	0.01%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	1,086,181	0.09%	—%	0.18%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	555,287	0.08%	—%	0.19%
Year Ended October 31, 2011	1.00	—(e)	—	—	—	—	—	1.00	0.01%	982,974	0.10%	0.01%	0.18%

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS Y SHARES
Year Ended October 31, 2015	$1.00	—		—	—	—	—	—	$1.00	—%	$763,473	0.06%	—%	0.29%
Year Ended October 31, 2014	1.00	—		—	—	—	—	—	1.00	0.01%	956,312	0.06%	0.01%	0.29%
Year Ended October 31, 2013	1.00	—		—	—	—	—	—	1.00	—%	968,290	0.09%	—%	0.28%
Year Ended October 31, 2012	1.00	—		—	—	—	—	—	1.00	—%	1,156,631	0.09%	—%	0.29%
Year Ended October 31, 2011	1.00	—	(e)	—	—	—	—	—	1.00	0.01%	999,521	0.09%	0.01%	0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	During the period the class had no operations. The net assets values reflected represent the last day the class had shareholders.
(d)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 201 days during the period. The net asset value reflected represents the last day the class had operations.

(e)	Calculated based on average shares outstanding.
Amounts designated as “—” are $0 or have been rounded to $0.

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015

1. Organization:

The HSBC Funds Trust (the “Trust”), a Massachusetts business trust organized on April 22, 1987 is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2015, the Trust is composed of 17 separate operational funds, each a series of the HSBC Family of Funds which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts”). The accompanying financial statements are presented for the following three funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name
HSBC Prime Money Market Fund	Prime Money Market Fund

HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund

HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

The Funds are money market funds and seek to maintain a stable net asset value of $1.00 per share, although it is possible to lose money by investing in the Funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Funds are authorized to issue seven classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares and Class Y Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of October 31, 2015, Class E Shares were not operational but are available for purchase. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Securities Valuation:

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustee (“Board”). Therefore, not all restricted securities are considered illiquid. At October 31, 2015, all restricted securities held were deemed liquid.

Repurchase Agreements:

The Funds (except the U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Money Market Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Money Market Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit the Money Market Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Money Market Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, the Money Market Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Money Market Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, the Money Market Fund would recognize a liability with respect to such excess collateral to reflect the Money Market Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Money Market Fund in the event the Money Market Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Money Market Fund seeks to assert its rights.

28 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

The following table is a summary of each Fund’s open repurchase agreement which are subject to offset under a MRA on a net basis as of October 31, 2015:

	Value of	Value of
	Repurchase	Collateral	Net
Fund	Agreements	Received	Amount
U.S. Government Money Market Fund	$1,350,000,000	$1,350,000,000	$—

Cash:

Cash is held in deposit accounts at the Funds’ Custodian and is a significant portion of the net assets, which may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”). To the extent that such balances exceed FDIC insurance limits, the Funds are subject to the creditworthiness of the Custodian.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

In August 2014, the FASB issued Accounting Standards Update No. 2014-15 “Presentation of Financial Statements–Going Concern (Subtopic 205-40)” (“ASU 2014-15”), which requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter.

HSBC FAMILY OF FUNDS 29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 “Fair Value Measurement (Topic 820)” (“ASU 2015-07”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 also removes the requirement to make certain disclosures for all investments that may be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods.

Management is currently evaluating the implications of these ASUs and their impact on the financial statements and related disclosures have not yet been determined.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of October 31, 2015, from the valuation input levels used on October 31, 2014. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value, and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method that may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

For the year ended October 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of October 31, 2015, all investments were categorized as Level 2 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and

30 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of 0.10%.

The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser and not by the Funds, for these services.

Administration:

HSBC also serves as Administrator to the Trusts. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific and is based on the daily net assets.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $300,447 for the year ended October 31, 2015, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2015,

HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Foreside, as Distributor, also received $148,790, $0, and $15,776 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $45, $0, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Expenses reduced during the year ended October 31, 2015 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. As disclosed in the Statement of Operations, for the current fiscal year the entire amount of the Shareholder Servicing Fees have been waived by those shareholder servicing agents, including HSBC and its affiliates. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.60%, 1.00%, 1.00%, 0.25% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the year ended October 31, 2015 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.’’

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services, blue sky exemption services and money market fund reporting services. Until March 31, 2015, Citi also provided transfer agency services for each Fund. As transfer agent, Citi received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Effective March 31, 2015, transfer agent services are provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to SunGard Investor Services LLC (“SIS”), effective March 31, 2015. The transfer agency services, and fees charged for such services, are unchanged as a result of the separate agreement or the assignment to SIS.

Independent Trustees:

For the period January 1, 2015 through October 31, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $12,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $12,000, with the exception of the Chair of the Audit Committee, who received a retainer of $15,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $30,000.

Prior to January 1, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who received a retainer of $6,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

32 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Fee Reductions:

The Investment Adviser has contractually agreed to limit through March 1, 2016 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of certain classes of the Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
Prime Money Market Fund	E	0.25	*
Prime Money Market Fund	I	0.20
U.S. Government Money Market Fund	E	0.25	*
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25	*
U.S. Treasury Money Market Fund	I	0.20
____________________

* As of October 31, 2015, Class E Shares were not operational.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At October 31, 2015, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser and Administrator are reported separately on the Statements of Operations, as applicable. During the year ended October 31, 2015, Citi voluntarily reduced its sub-administration fees by $269,207 and HSBC also waived their fees.

During the year ended October 31, 2015, the following amounts of expenses were waived:

Fund	Class A ($)	Class B ($)	Class C ($)	Class D ($)	Class I ($)	Class Y ($)
Prime Money Market Fund	135,223	—	37	3,878,799	480,050	297,830
U.S. Government Money Market Fund	1,864	172	—	2,801,626	162,398	4,380,366
U.S. Treasury Money Market Fund	—	—	—	1,087,316	56,073	1,039,467

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the year ended October 31, 2015 are reflected on the Statements of Operations as “Custody earnings credits,” as applicable.

Overdraft Facility:

The Funds have entered into an arrangement with their custodian whereby an unsecured overdraft facility is made available to meet unanticipated end-of-day liquidity needs of the Funds which cannot be fulfilled by trading activities. The interest rate on overdraft amounts is calculated at an annual rate of 0.50% plus the Federal Funds Rate.

HSBC FAMILY OF FUNDS 33

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

5. Federal Income Tax Information:

At October 31, 2015, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)
Prime Money Market Fund	6,512,336,328	—	—	—
U.S. Government Money Market Fund	5,431,253,427	—	—	—
U.S. Treasury Money Market Fund	1,313,770,130	—	(1,784)	(1,784)

The tax character of dividends paid by the Funds during the tax year ended October 31, 2015 was as follows:

	Dividends paid from
		Net
		Long Term	Total		Total
	Ordinary	Capital	Taxable	Tax Exempt	Dividends
	Income ($)	Gains ($)	Dividends ($)	Distributions ($)	Paid ($)(1)
Prime Money Market Fund	4,052,224	—	4,052,224	—	4,052,224
U.S. Government Money Market Fund	1,911,422	—	1,911,422	—	1,911,422
U.S. Treasury Money Market Fund	—	—	—	—	—

The tax character of dividends paid by the Funds during the tax year ended October 31, 2014 was as follows:

	Dividends paid from
		Net
		Long Term	Total		Total
	Ordinary	Capital	Taxable	Tax Exempt	Dividends
	Income ($)	Gains ($)	Dividends ($)	Distributions ($)	Paid ($)(1)
Prime Money Market Fund	1,861,766	—	1,861,766	—	1,861,766
U.S. Government Money Market Fund	1,021,643	—	1,021,643	—	1,021,643
U.S. Treasury Money Market Fund	109,274	—	109,274	—	109,274
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

						Accumulated		Total
	Undistributed	Undistributed	Undistributed			Capital	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	and Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)	Losses ($)	(Depreciation) ($)	(Deficit) ($)
Prime Money Market Fund	303,332	—	—	303,332	(297,463)	—	—	5,869
U.S. Government Money
Market Fund	39,114	—	5,589	44,703	(38,610)	—	—	6,093
U.S. Treasury Money
Market Fund	13,990	—	—	13,990	—	—	(1,784)	12,206

6. Significant Shareholders:

The Funds each have one or more shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

34 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

7. Legal and Regulatory Matters:

On July 23, 2014, the SEC voted to amend the rules under the Act that currently govern the operations of the Funds. The majority of these amendments, except for certain disclosure enhancements, will not take effect until October 2016. A significant change resulting from these amendments is a requirement that institutional (i.e., not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based net asset value (NAV) per share, although other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among other requirements, the amendments also will permit a money market fund or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). At this time, management is evaluating the implications of these amendments and their impact on the Funds, including potential effects on each Fund’s operations and returns.

8. Subsequent Events:

At a meeting of the Board of Trustees of the Trusts held on December 17-18, 2015, the Trustees of the Trusts approved on behalf of each Trust and each of the Funds a form of Agreement and Plan of Reorganization (the “Plan”) and other proposals subject to shareholder approval. The Plan will be submitted to a vote of shareholders of the Funds at a special meeting of shareholders to be held in 2016. The Plan calls for the reorganization and redomiciliation of the Funds, which are series of either a Massachusetts business trust (the Trust and Advisor Trust) or a New York trust (the Portfolio Trust), with and into corresponding “shell” series (“New Funds”) of a single newly formed Delaware statutory trust (the “Redomiciliation”). If approved by shareholders, the Redomiciliation is expected to occur in the second calendar quarter of 2016. Upon completion of the Redomiciliation, shareholders of the Funds would own shares of the corresponding class of the New Funds that are equal in value to the shares of the Fund that were held by the shareholders immediately prior to the closing of the Redomiciliation. In addition, the respective share classes of each of the New Funds would assume the performance, financial and other historical information of those of the corresponding Fund. The Redomiciliation is not expected to have an impact on the continuing operations of the Funds. Additional information about the Plan and the other proposals will be included in the Trusts’ proxy statement that is expected to be mailed to shareholders in March 2016.

On November 30, 2015, SunGard Investor Services LLC announced that its acquisition by Fidelity National Information Services was completed. The transfer agency services, and fees charged for such services, are unchanged as a result of the acquisition.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC FAMILY OF FUNDS       35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of HSBC Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund (the ”Funds”, each a portfolio of HSBC Funds) at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The accompanying statements of changes in net assets for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

36       HSBC FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2015 (Unaudited)

During the year ended October 31, 2015, the following Fund declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Prime Money Market Fund	1,272	—

During the year ended October 31, 2015, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income (%)
Prime Money Market Fund	100.00
U.S. Government Money Market Fund	100.00

HSBC FAMILY OF FUNDS       37

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Prime Money Market Fund	Class A Shares	1,000.00	1,000.20	1.06	0.21%
	Class C Shares**	1,000.00	1,000.10	1.11	0.22%
	Class D Shares	1,000.00	1,000.20	1.06	0.21%
	Class I Shares	1,000.00	1,000.60	0.66	0.13%
	Class Y Shares	1,000.00	1,000.20	1.06	0.21%
U.S. Government Money
Market Fund	Class A Shares	1,000.00	1,000.20	0.40	0.08%
	Class B Shares	1,000.00	1,000.20	0.40	0.08%
	Class D Shares	1,000.00	1,000.20	0.40	0.08%
	Class I Shares	1,000.00	1,000.20	0.40	0.08%
	Class Y Shares	1,000.00	1,000.20	0.40	0.08%
U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,000.00	0.30	0.06%
	Class I Shares	1,000.00	1,000.00	0.30	0.06%
	Class Y Shares	1,000.00	1,000.00	0.30	0.06%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).
**	Information shown reflects values using the expense ratio and rate of return for the period July 22, 2015 to October 31, 2015 (number of operational days in period).

38       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Prime Money Market Fund	Class A Shares	1,000.00	1,024.15	1.07	0.21%
	Class C Shares	1,000.00	1,024.10	1.12	0.22%
	Class D Shares	1,000.00	1,024.15	1.07	0.21%
	Class I Shares	1,000.00	1,024.55	0.66	0.13%
	Class Y Shares	1,000.00	1,024.15	1.07	0.21%
U.S. Government Money
Market Fund	Class A Shares	1,000.00	1,024.80	0.41	0.08%
	Class B Shares	1,000.00	1,024.80	0.41	0.08%
	Class D Shares	1,000.00	1,024.80	0.41	0.08%
	Class I Shares	1,000.00	1,024.80	0.41	0.08%
	Class Y Shares	1,000.00	1,024.80	0.41	0.08%
U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,024.90	0.31	0.06%
	Class I Shares	1,000.00	1,024.90	0.31	0.06%
	Class Y Shares	1,000.00	1,024.90	0.31	0.06%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       39

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with	and Length of	Principal Occupation(s) During Past	Overseen By	Other Directorships
Name, Address, Age	Funds	Time Served	5 Years	Trustee*	Held by Trustee
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	24	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2013 to present	Private Investor (2003 – present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member, Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director, Dresdner RCM Global Investors (1998 – 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996 – 1998)	24	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	24	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Executive Vice President and Chief Financial Officer, Republic New York Corporation (1976-2000)	24	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 52	Trustee	Indefinite; 2011 to present	Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011-present); President and Chief Executive Officer, Fisher Francis Trees & Watts (“FFTW”) (investment adviser), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	24	None
____________________

*	Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

40       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

Term of Office and
Name, Address, Age	Position(s) Held Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 57	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 52	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 39	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi (2008-present)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Assistant Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present); Senior Specialist, Regulatory Administration, NGAM (2010-2013); Vice President and Manager. Regulatory Administration, BNY Mellon (2004-2010)

CHARLES L. BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, Ms. Melito-Dezan, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC FAMILY OF FUNDS       41

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

Each Fund will disclose on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund will file with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP will be available on the Commission’s website at http://www.sec.gov, on a delayed basis, and the Funds’ website will also contain a link to these filings.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

42       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

SunGard Investor Services, LLC
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A	ARE NOT	ARE NOT
BANK DEPOSIT	FDIC	INSURED BY
OR OBLIGATION	INSURED	ANY FEDERAL
OF THE BANK		GOVERNMENT
OR ANY OF ITS		AGENCY
AFFILIATES
ARE NOT GUARANTEED BY		MAY LOSE
THE BANK OR ANY OF ITS		VALUE
AFFILIATES

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-MMF-1215	12/15

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Annual Report
October 31, 2015

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds
Annual Report - October 31, 2015

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	14

Schedules of Portfolio Investments
Aggressive Strategy Fund	15
Balanced Strategy Fund	16
Moderate Strategy Fund	17
Conservative Strategy Fund	18
Income Strategy Fund	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	28
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	42
Other Federal Income Tax Information	43
Table of Shareholder Expenses	44
Board of Trustees and Officers	46
Other Information	48

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet longer term investment goals.

Glossary of Terms

Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emergency Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund country classification.

Barclays Euro Aggregate Bond Index is an index tracks fixed-rate, investment-grade Euro-denominated securities. Inclusion is based on the currency of the issue, and not the domicile of the issuer. The principal sectors in the index are Treasury, Corporate, Government-Related and Securitised. Securities in the index are part of the Pan-European Aggregate and the Global Aggregate Indices.

Barclays U.S. Aggregate Bond Index is an index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an index that measures the non-investment-grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch U.S. High Yield Master II Index is an index that tracks the performance of USD-denominated, below investment-grade corporate debt publicly issued in the U.S. domestic market.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

MSCI All Country World Index (“MSCI ACWI Index”) is an equity index which captures the large- and mid-cap representation across 23 Developed Markets (DM) countries—Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S.)—and 23 emerging market country—Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCl Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Golden Dragon Index is an index that captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy faced significant headwinds during the 12-month period from November 1, 2014, to October 31, 2015. Slowing economic growth in China and other emerging economies led equities lower. Developed economies fared better, however: The U.S. economy showed signs of continued recovery and the eurozone economy regained its footing after several years of slow growth.

Commodity prices generally remained low during the period, continuing a period of consolidation that began in 2011. Oil prices declined sharply early in the period, however. These declines added to existing pressures on oil-exporting emerging economies and oil-dependent sectors. Energy companies saw diminished earnings and oil and mining production declined.

Central bank policy in many economies was a source of investor uncertainty. China took steps to devalue its currency in August, triggering a dive in its stock market. However, several important monetary programs in other economies benefited equities. Quantitative easing programs in Europe and Japan both improved liquidity and helped buoy equity markets.

Throughout much of the period, investors anticipated action by the U.S. Federal Reserve (the Fed) to raise the federal funds rate—a key factor in lending rates—above the target range of between 0.00% and 0.25%. However, the Fed decided multiple times during the period to keep rates at near-zero levels, due in part to concerns about turbulence in foreign markets and the relatively slow economic recovery in the U.S. The Fed’s delays added to investor uncertainty.

The U.S. economy grew at a slower rate than in recent years. Early in 2015, harsh winter weather on the East Coast dealt a blow to consumer consumption and a West Coast dockworkers’ strike slowed international trade. Growth picked up later in the period but some key areas of the economy showed signs of weakness. In particular, industrial production, manufacturing, and business confidence declined during the period. Meanwhile, low oil and gas prices hurt the energy sector but also contributed to a sharp uptick in auto sales.

Other areas of the U.S. economy showed signs of improvement throughout the period. The labor market continued to improve, consumer confidence hit multi-year highs, and the housing market remained robust.

Global inflation remained low during the period. A strong U.S. dollar, which rose rapidly early in the period and remained strong through October 2015, encouraged U.S. imports and discouraged exports. The strong dollar took a toll on commodity-dependent economies and posed challenges for emerging market issuers of dollar-denominated debt.

China’s ongoing transition to slower economic growth had a profound impact on economies throughout the world, exacerbated by a sharp downturn in Chinese equities and currency depreciation.

Economic growth picked up in the eurozone during the period, supported by the European Central Bank’s accommodative monetary policy and improving credit conditions. However, the debt crisis in Greece continued to undermine European economic recovery early in the period.

Japanese stocks rallied throughout much of the period as the nation’s economic growth improved in large part due to Prime Minister Shinzo Abe’s economic plan, known as “Abenomics.” The program involved higher taxes, structural reforms, and quantitative easing. Japanese equities gave up much of their gains in August 2015, however, in-step with many other global equity markets. Additionally, in that month a sharp decline in Chinese equities fueled fears that a slowing economy in China could jeopardize the global economic recovery.

Geopolitical turmoil weighed on the global economy during the period, and particularly affected countries such as Russia. Conflict in the Ukraine led to stronger economic sanctions against Russia, dealing a further blow to an economy already hard hit by low oil prices. Inflation soared in Russia while exports plummeted.

Market Review

Global equities made modest but inconsistent gains during the first half of the period, but lost ground in most cases during the late summer and fall. Volatility spiked in August as a Chinese stock sell-off spread to emerging markets and triggered volatility throughout the world. The MSCI EM Index1 finished the period with a 14.22% loss. The MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong and Taiwan also fell, posting a -2.99% return. Developed markets fared better despite the increased volatility, with the MSCI World Index1 returning 2.33% on relatively strong gains late in the period.

U.S. equities performed modestly well for the period; the S&P 500 Index1 of large-company stocks returned 5.20%. Robust merger and acquisition activity, as well as strong corporate earnings growth, helped fuel those gains. Performance was uneven across sectors, however. The energy sector saw the largest losses during the period due to declining oil prices, and health care stocks performed poorly.

Fixed income markets in developed economies made modest gains. U.S. interest rates decreased in late 2014 and early 2015, boosting the performance of U.S. Treasuries and many other categories of bonds. Rates rose slightly over the next several months in anticipation of higher interest rates, only to decline as the Fed chose to postpone a rate increase. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.96% for the 12-month period through October 31. Meanwhile the Barclays U.S. Corporate High-Yield Bond Index1 declined 1.94% for the same period.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and assurances from its president that it would expand stimulus efforts and further lower interest rates if necessary. The Barclays Euro Aggregate Bond Index1 returned 3.35%.

Emerging markets debt experienced volatility during the period caused by a strengthening U.S. dollar and an ongoing decline in commodity prices. Monetary easing measures from some central banks served to lower government bond yields in developed and emerging markets countries, however, which helped boost returns. The Barclays Emerging Markets USD Aggregate Index1 returned 0.02% during the 12-month period.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -1.90% (without sales charge) for the Class A Shares for the year ended October 31, 2015. That compared to a 5.20% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2015: the MSCI ACWI Index1 (0.50% total return), the MSCI EAFE Index1 (0.37% total return), Barclays U.S. Aggregate Bond Index1 (1.96% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (-2.05% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Global equity markets were mixed during the 12-month period. International stocks underperformed domestic stocks in U.S. dollar terms early in the period while domestic stocks generally traded in a range through the first quarter of 2015. Early in the period, investors worried about a modest downturn in U.S. economic growth, as well as the Federal Reserve’s (the Fed) decision to keep interest rates at near-zero levels. Meanwhile, continued economic weakness in Europe and China also muted the performance of global equity markets. Valuations for U.S. stocks improved into early summer amid improving economic data and relatively strong corporate earnings results.

As the period wore on, volatility increased in the global equity markets, due in part to China’s slowing economy and currency depreciation, disappointing data in other emerging markets, and further declines in commodities prices. Meanwhile, investors also reacted negatively to the Fed’s decision in September to postpone an interest rate increase. That decision fueled worries that the U.S. economic recovery remained sluggish.

Global bond yields remained relatively low throughout the 12-month period, reflecting investors’ uncertainty over the health of global economies and the Fed’s reluctance to raise interest rates. Investors during the second half of the period sought out areas of relative safety in the fixed income market, favoring U.S. Government bonds over higher yielding corporate issues. The yield on the 10-year Treasury bond rallied somewhat toward the end of the period, but still finished slightly lower than where it started at the beginning of the period.

The relative outperformance of U.S. stocks has helped the Fund’s absolute returns as we favored domestic equities over international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit from the strength of domestic equity markets. At the same time, the Fund underperformed its fixed income performance indices during the 12-month period because of the volatility in the energy space, which contributed to weak returns in credit sectors such as high-yield bonds.†

The Fund continues to maintain positions in property investments such as REITs as we believe property continues to offer reasonably attractive long-run prospective returns relative to core developed market government bonds.†

In the Fund’s fixed income holdings, we favored investment-grade corporate debt and high-yield securities over Treasury bonds. We continue to feel such issues offer higher yields and more appealing valuations than Treasuries. However, this preference had an adverse impact on absolute returns as government bonds outperformed for the period.†

We continued to see attractive valuations in the equity markets, leading to a bias toward stocks over bonds despite the lingering risks of a weaker global economy.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	5	10
As of October 31, 2015	Date	Year	Year	Year	Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	-6.82	5.60	4.78	1.65	1.65
Aggressive Strategy Fund Class B2	2/9/05	-5.58	5.88	4.85	2.40	2.40
Aggressive Strategy Fund Class C3	6/9/05	-3.40	5.88	4.94	2.40	2.40
S&P 500 Index[5]	—	5.20	14.33	7.85	N/A	N/A
MSCI ACWI Index[5]	—	0.50	8.26	6.22	N/A	N/A
MSCI EAFE Index[5]	—	0.37	5.28	4.53	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	1.96	3.03	4.72	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	-2.05	6.01	7.48	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.05	1.23	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -2.06% (without sales charge) for the Class A Shares for the year ended October 31, 2015. That compared to a 5.20% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2015: the MSCI ACWI Index1 (0.50% total return), the MSCI EAFE Index1 (0.37% total return), Barclays U.S. Aggregate Bond Index1 (1.96% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (-2.05% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Global equity markets were mixed during the 12-month period. International stocks underperformed domestic stocks in U.S. dollar terms early in the period while domestic stocks generally traded in a range through the first quarter of 2015. Early in the period, investors worried about a modest downturn in U.S. economic growth, as well as the Federal Reserve’s (the Fed) decision to keep interest rates at near-zero levels. Meanwhile, continued economic weakness in Europe and China also muted the performance of global equity markets. Valuations for U.S. stocks improved into early summer amid improving economic data and relatively strong corporate earnings results.

As the period wore on, volatility increased in the global equity markets, due in part to China’s slowing economy and currency depreciation, disappointing data in other emerging markets, and further declines in commodities prices. Meanwhile, investors also reacted negatively to the Fed’s decision in September to postpone an interest rate increase. That decision fueled worries that the U.S. economic recovery remained sluggish.

Global bond yields remained relatively low throughout the 12-month period, reflecting investors’ uncertainty over the health of global economies and the Fed’s reluctance to raise interest rates. Investors during the second half of the period sought out areas of relative safety in the fixed income market, favoring U.S. Government bonds over higher yielding corporate issues. The yield on the 10-year Treasury bond rallied somewhat toward the end of the period, but still finished slightly lower than where it started at the beginning of the period.

The relative outperformance of U.S. stocks has helped the Fund’s absolute returns as we favored domestic equities over international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit from the strength of domestic equity markets. At the same time, the Fund underperformed its fixed income performance indices during the 12-month period because of the volatility in the energy space, which contributed to weak returns in credit sectors such as high-yield bonds.†

The Fund continues to maintain positions in property investments such as REITs as we believe property continues to offer reasonably attractive long-run prospective returns relative to core developed market government bonds.†

In the Fund’s fixed income holdings, we favored investment-grade corporate debt and high-yield securities over Treasury bonds. We continue to feel such issues offer higher yields and more appealing valuations than Treasuries. However, this preference had an adverse impact on absolute returns as government bonds outperformed for the period.†

We continued to see attractive valuations in the equity markets, leading to a bias toward stocks over bonds despite the lingering risks of a weaker global economy.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6        HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	5	10
As of October 31, 2015	Date	Year	Year	Year	Gross	Net
Balanced Strategy Fund Class A1	2/8/05	-6.95	4.81	4.61	1.37	1.37
Balanced Strategy Fund Class B2	2/1/05	-6.05	5.09	4.68	2.12	2.12
Balanced Strategy Fund Class C3	4/27/05	-3.66	5.10	4.76	2.12	2.12
S&P 500 Index[5]	—	5.20	14.33	7.85	N/A	N/A
MSCI ACWI Index[5]	—	0.50	8.26	6.22	N/A	N/A
MSCI EAFE Index[5]	—	0.37	5.28	4.53	N/A	N/A
Barclays U.S. Aggregate Bond Index[5]	—	1.96	3.03	4.72	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	-2.05	6.01	7.48	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.05	1.23	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS        7

Portfolio Reviews (Unaudited)
Moderate Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks high total return consisting of long-term growth of capital and current income by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -1.62% (without sales charge) for the Class A Shares for the year ended October 31, 2015. That compared to a 1.96% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2015: the MSCI ACWI Index1 (0.50% total return) the S&P 500 Index1 (5.20% total return), MSCI EAFE Index1 (0.37% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (-2.05% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Global equity markets were mixed during the 12-month period. International stocks underperformed domestic stocks in U.S. dollar terms early in the period while domestic stocks generally traded in a range through the first quarter of 2015. Early in the period, investors worried about a modest downturn in U.S. economic growth, as well as the Federal Reserve’s (the Fed) decision to keep interest rates at near-zero levels. Meanwhile, continued economic weakness in Europe and China also muted the performance of global equity markets. Valuations for U.S. stocks improved into early summer amid improving economic data and relatively strong corporate earnings results.

As the period wore on, volatility increased in the global equity markets, due in part to China’s slowing economy and currency depreciation, disappointing data in other emerging markets, and further declines in commodities prices. Meanwhile, investors also reacted negatively to the Fed’s decision in September to postpone an interest rate increase. That decision fueled worries that the U.S. economic recovery remained sluggish.

Global bond yields remained relatively low throughout the 12-month period, reflecting investors’ uncertainty over the health of global economies and the Fed’s reluctance to raise interest rates. Investors during the second half of the period sought out areas of relative safety in the fixed income market, favoring U.S. Government bonds over higher yielding corporate issues. The yield on the 10-year Treasury bond rallied somewhat toward the end of the period, nonetheless still finished slightly lower than where it started at the beginning of the period.

The relative outperformance of U.S. stocks has helped the Fund’s absolute returns as we favored domestic equities over international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit from the strength of domestic equity markets. At the same time, the Fund underperformed its fixed income performance indices during the 12-month period because of the volatility in the energy space, which contributed to weak returns in credit sectors such as high-yield bonds.†

The Fund continues to maintain positions in property investments such as REITs as we believe property continues to offer reasonably attractive long-run prospective returns relative to core developed market government bonds.†

In the Fund’s fixed income holdings, we favored investment-grade corporate debt and high-yield securities over Treasury bonds. We continue to feel such issues offer higher yields and more appealing valuations than Treasuries. However, this preference had an adverse impact on absolute returns as government bonds outperformed for the period.†

We continued to see attractive valuations in the equity markets, leading to a bias toward stocks over bonds despite the lingering risks of a weaker global economy.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8        HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	5	10
As of October 31, 2015	Date	Year	Year	Year	Gross	Net
Moderate Strategy Fund Class A1	2/3/05	-6.53	3.81	4.20	1.39	1.39
Moderate Strategy Fund Class B2	2/1/05	-5.83	4.09	4.25	2.14	2.14
Moderate Strategy Fund Class C3	6/9/05	-3.28	4.09	4.34	2.14	2.14
Barclays U.S. Aggregate Bond Index[5]	—	1.96	3.03	4.72	N/A	N/A
S&P 500 Index[5]	—	5.20	14.33	7.85	N/A	N/A
MSCI ACWI Index[5]	—	0.50	8.26	6.22	N/A	N/A
MSCI EAFE Index[5]	—	0.37	5.28	4.53	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	-2.05	6.01	7.48	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.05	1.23	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS        9

Portfolio Reviews (Unaudited)
Conservative Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks high total return consisting of long-term growth of capital and current income by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -1.37% (without sales charge) for the Class A Shares for the year ended October 31, 2015. That compared to an 1.96% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2015: the MSCI ACWI Index1 (0.50% total return) the S&P 500 Index1 (5.20% total return), MSCI EAFE Index1 (0.37% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (-2.05% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Global equity markets were mixed during the 12-month period. International stocks underperformed domestic stocks in U.S. dollar terms early in the period while domestic stocks generally traded in a range through the first quarter of 2015. Early in the period, investors worried about a modest downturn in U.S. economic growth, as well as the Federal Reserve’s (the Fed) decision to keep interest rates at near-zero levels. Meanwhile, continued economic weakness in Europe and China also muted the performance of global equity markets. Valuations for U.S. stocks improved into early summer amid improving economic data and relatively strong corporate earnings results.

As the period wore on, volatility increased in the global equity markets, due in part to China’s slowing economy and currency depreciation, disappointing data in other emerging markets, and further declines in commodities prices. Meanwhile, investors also reacted negatively to the Fed’s decision in September to postpone an interest rate increase. That decision fueled worries that the U.S. economic recovery remained sluggish.

Global bond yields remained relatively low throughout the 12-month period, reflecting investors’ uncertainty over the health of global economies and the Fed’s reluctance to raise interest rates. Investors during the second half of the period sought out areas of relative safety in the fixed income market, favoring U.S. Government bonds over higher yielding corporate issues. The yield on the 10-year Treasury bond rallied somewhat toward the end of the period, but still finished slightly lower than where it started at the beginning of the period.

The relative outperformance of U.S. stocks has helped the Fund’s absolute returns as we favored domestic equities over international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit from the strength of domestic equity markets. At the same time, the Fund underperformed its fixed income performance indices during the 12-month period because of the volatility in the energy space, which contributed to weak returns in credit sectors such as high-yield bonds.†

The Fund continues to maintain positions in property investments such as REITs as we believe property continues to offer reasonably attractive long-run prospective returns relative to core developed market government bonds.†

In the Fund’s fixed income holdings, we favored investment-grade corporate debt and high-yield securities over Treasury bonds. We continue to feel such issues offer higher yields and more appealing valuations than Treasuries. However, this preference had an adverse impact on absolute returns as government bonds outperformed for the period.†

We continued to see attractive valuations in the equity markets, leading to a bias toward stocks over bonds despite the lingering risks of a weaker global economy.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10        HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

The charts above represent a historical 10-year performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	5	10
As of October 31, 2015	Date	Year	Year	Year	Gross	Net
Conservative Strategy Fund Class A1	2/23/05	-6.27	2.81	3.65	1.58	1.58
Conservative Strategy Fund Class B2	2/17/05	-5.61	3.13	3.73	2.33	2.33
Conservative Strategy Fund Class C3	4/19/05	-2.91	3.12	3.85	2.33	2.33
Barclays U.S. Aggregate Bond Index[5]	—	1.96	3.03	4.72	N/A	N/A
S&P 500 Index[5]	—	5.20	14.33	7.85	N/A	N/A
MSCI ACWI Index[5]	—	0.50	8.26	6.22	N/A	N/A
MSCI EAFE Index[5]	—	0.37	5.28	4.53	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	-2.05	6.01	7.48	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.05	1.23	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS        11

Portfolio Reviews (Unaudited)
Income Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views. The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned -0.50% (without sales charge) for the Class A Shares for the year ended October 31, 2015. That compared to a 1.96% total return for the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the year ended October 31, 2015: the MSCI ACWI Index1 (0.50% total return), the S&P 500 Index1 (5.20% total return), MSCI EAFE Index (0.37% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (-2.05% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.02% total return).

Portfolio Performance

Global equity markets were mixed during the 12-month period. International stocks underperformed domestic stocks in U.S. dollar terms early in the period while domestic stocks generally traded in a range through the first quarter of 2015. Early in the period, investors worried about a modest downturn in U.S. economic growth, as well as the Federal Reserve’s (the Fed) decision to keep interest rates at near-zero levels. Meanwhile, continued economic weakness in Europe and China also muted the performance of global equity markets. Valuations for U.S. stocks improved into early summer amid improving economic data and relatively strong corporate earnings results.

As the period wore on, volatility increased in the global equity markets, due in part to China’s slowing economy and currency depreciation, disappointing data in other emerging markets, and further declines in commodities prices. Meanwhile, investors also reacted negatively to the Fed’s decision in September to postpone an interest rate increase. That decision fueled worries that the U.S. economic recovery remained sluggish.

Global bond yields remained relatively low throughout the 12-month period, reflecting investors’ uncertainty over the health of global economies and the Fed’s reluctance to raise interest rates. Investors during the second half of the period sought out areas of relative safety in the fixed income market, favoring U.S. Government bonds over higher yielding corporate issues. The yield on the 10-year Treasury bond rallied somewhat toward the end of the period, nevertheless still finished slightly lower than where it started at the beginning of the period.

The relative outperformance of U.S. stocks has helped the Fund’s absolute returns as we favored domestic equities over international equities. However, as the Fund is a multi-asset portfolio and includes many asset classes to achieve its risk/return profile, the Fund did not capture the full benefit from the strength of domestic equity markets. At the same time, the Fund underperformed its fixed income performance indices during the 12-month period because of the volatility in the energy space, which contributed to weak returns in credit sectors such as high-yield bonds.†

In the Fund’s fixed income holdings, we favored investment-grade corporate debt and high-yield securities over Treasury bonds. We continue to feel such issues offer higher yields and more appealing valuations than Treasuries. However, this preference had an adverse impact on absolute returns as government bonds outperformed for the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12      HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[4]
	Inception	1	Since
As of October 31, 2015	Date	Year	Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	-5.25	1.58		10.41	1.78
Income Strategy Fund Class B2	3/20/12	-5.13	1.92		11.16	2.53
Income Strategy Fund Class C3	3/20/12	-2.14	2.18		11.16	2.53
Barclays U.S. Aggregate Bond Index[5]	—	1.96	2.61	[6]	N/A	N/A
S&P 500 Index[5]	—	5.20	13.83	[6]	N/A	N/A
MSCI ACWI Index[5]	—	0.50	8.74	[6]	N/A	N/A
MSCI EAFE Index[5]	—	0.37	6.93	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	-2.05	5.48	[6]	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.02	0.05	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Growth Portfolio and HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 20, 2012 to October 31, 2015.

The Fund’s performance is primarily measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS      13

Portfolio Reviews
Portfolio Composition*
October 31, 2015 (Unaudited)

HSBC Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Global Equity	92.7
Alternatives	5.1
Cash	2.2
Total	100.0

HSBC Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Global Equity	74.1
Fixed Income	19.5
Alternatives	5.1
Cash	1.3
Total	100.0

HSBC Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Global Equity	50.4
Fixed Income	42.5
Alternatives	5.1
Cash	2.0
Total	100.0

HSBC Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	68.9
Global Equity	26.7
Alternatives	3.2
Cash	1.2
Total	100.0

HSBC Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value(%)
Fixed Income	75.8
Global Equity	22.8
Cash	1.4
Total	100.0
____________________

*	Portfolio composition is subject to change.

14       HSBC FAMILY OF FUNDS

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2015

Affiliated Investment Company—2.2%

	Shares	Value ($)
HSBC Prime Money Market Fund,
Class I Shares, 0.07% (a)	351,984	351,984
TOTAL AFFILIATED INVESTMENT
COMPANY (COST $351,984)		351,984

Unaffiliated Investment Companies—63.8%

Vanguard 500 Index Fund,
Admiral Shares	28,562	5,485,968
Vanguard FTSE All World ex-U.S. Index
Fund, Admiral Shares	159,758	4,509,966
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $10,181,651)		9,995,934

Exchange Traded Funds—33.8%

PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	43,202	1,656,797
PowerShares FTSE RAFI Emerging
Markets Portfolio	19,201	294,351
PowerShares FTSE RAFI
U.S. 1000 Portfolio	28,656	2,556,975
SPDR Dow Jones Global Real
Estate ETF	16,698	797,663
TOTAL EXCHANGE TRADED
FUNDS (COST $5,546,836)		5,305,786
TOTAL INVESTMENT
SECURITIES—99.8%
(COST $16,080,471)		15,653,704
Other Assets (Liabilities)—0.2%		34,616
NET ASSETS—100%		$15,688,320
____________________

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
ETF - Exchange Traded Fund SPDR - Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2015

Affiliated Investment Companies—9.4%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	211,225	2,093,238
HSBC Emerging Markets Local
Debt Fund, Class I Shares	168,939	1,140,336
HSBC Prime Money Market Fund,
Class I Shares, 0.07% (a)	524,523	524,523
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $4,030,334)		3,758,097

Unaffiliated Investment Companies—62.4%

Columbia High Yield Bond Fund,
Class Z Shares	1,595,753	4,595,770
Vanguard 500 Index Fund,
Admiral Shares	57,009	10,949,771
Vanguard FTSE All World ex-U.S.
Index Fund, Admiral Shares	332,884	9,397,326
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $25,411,662)		24,942,867

Exchange Traded Funds—28.4%

PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	88,185	3,381,895
PowerShares FTSE RAFI Emerging
Markets Portfolio	39,281	602,178
PowerShares FTSE RAFI
U.S. 1000 Portfolio	59,648	5,322,391
SPDR Dow Jones Global Real
Estate ETF	42,951	2,051,769
TOTAL EXCHANGE TRADED
FUNDS (COST $11,851,717)		11,358,233
TOTAL INVESTMENT
SECURITIES—100.2%
(COST $41,293,713)		40,059,197
Other Assets (Liabilities)—(0.2)%		(62,017)
NET ASSETS—100%		$39,997,180
____________________

(a) The rate represents the annualized one-day yield that was in effect on October 31, 2015.
ETF - Exchange Traded Fund
SPDR - Standard & Poor’s Depositary Receipt

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2015

Affiliated Investment Companies—10.1%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	194,977	1,932,219
HSBC Emerging Markets Local
Debt Fund, Class I Shares	160,167	1,081,130
HSBC Prime Money Market Fund,
Class I Shares, 0.07% (a)	741,957	741,957
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $4,076,093)		3,755,306

Unaffiliated Investment Companies—46.3%

Columbia High Yield Bond Fund,
Class Z Shares	1,504,590	4,333,218
Vanguard 500 Index Fund,
Admiral Shares	36,302	6,972,446
Vanguard FTSE All World ex-U.S.
Index Fund, Admiral Shares	206,511	5,829,802
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $17,436,344)		17,135,466

Exchange Traded Funds—43.8%

iShares 1-3 Year Treasury Bond ETF	4,981	422,538
iShares 3-7 Year Treasury Bond ETF	4,612	571,473
iShares 7-10 Year Treasury Bond ETF	1,109	118,685
iShares iBoxx $ Investment Grade
Corporate Bond	31,963	3,721,133
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	55,670	2,134,945
PowerShares FTSE RAFI Emerging
Markets Portfolio	24,319	372,810
PowerShares FTSE RAFI U.S.
1000 Portfolio	37,516	3,347,552
SPDR Barclays Intermediate Term
Corporate Bond ETF	106,802	3,630,200
SPDR Dow Jones Global Real
Estate ETF	39,679	1,895,466
TOTAL EXCHANGE TRADED
FUNDS (COST $16,602,758)		16,214,802
TOTAL INVESTMENT
SECURITIES—100.2%
(COST $38,115,195)		37,105,574
Other Assets (Liabilities)—(0.2)%		(57,200)
NET ASSETS—100%		$37,048,374
____________________

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
ETF - Exchange Traded Fund SPDR - Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2015

Affiliated Investment Companies—5.6%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	75,012	743,366
HSBC Prime Money Market Fund,
Class I Shares, 0.07% (a)	192,666	192,666
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $955,755)		936,032

Unaffiliated Investment Companies—31.7%

Columbia High Yield Bond Fund,
Class Z Shares	751,977	2,165,693
Vanguard 500 Index Fund,
Admiral Shares	8,695	1,669,997
Vanguard FTSE All World ex-U.S.
Index Fund, Admiral Shares	51,754	1,461,024
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $5,383,826)		5,296,714

Exchange Traded Funds—62.7%

iShares 1-3 Year Treasury Bond ETF	16,024	1,359,316
iShares 20+ Year Treasury Bond ETF	1,322	162,315
iShares 3-7 Year Treasury Bond ETF	12,189	1,510,339
iShares 7-10 Year Treasury Bond ETF	3,649	390,516
iShares iBoxx $ Investment Grade
Corporate Bond	21,973	2,558,097
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	13,692	525,088
PowerShares FTSE RAFI U.S.
1000 Portfolio	9,201	821,005
SPDR Barclays Intermediate Term
Corporate Bond ETF	77,439	2,632,152
SPDR Dow Jones Global Real
Estate ETF	11,156	532,922
TOTAL EXCHANGE TRADED
FUNDS (COST $10,570,521)		10,491,750
TOTAL INVESTMENT
SECURITIES—100.0%
(COST $16,910,102)		16,724,496
Other Assets (Liabilities)— –%		(7,519)
NET ASSETS—100%		$16,716,977
____________________

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
ETF - Exchange Traded Fund SPDR - Standard & Poor’s Depositary Receipt

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of October 31, 2015

Affiliated Investment Companies—2.5%

	Shares	Value ($)
HSBC Emerging Markets Debt Fund,
Class I Shares	1,144	11,340
HSBC Prime Money Market Fund,
Class I Shares, 0.07% (a)	15,915	15,915
TOTAL AFFILIATED INVESTMENT
COMPANIES (COST $27,197)		27,255

Unaffiliated Investment Companies—29.0%

Columbia High Yield Bond Fund,
Class Z Shares	49,072	141,329
Vanguard 500 Index Fund, Admiral Shares	495	95,013
Vanguard FTSE All World ex-U.S.
Index Fund, Admiral Shares	2,898	81,811
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (COST $325,351)		318,153

Exchange Traded Funds—70.3%

iShares 1-3 Year Treasury Bond ETF	2,547	216,062
iShares 20+ Year Treasury Bond ETF	225	27,626
iShares 3-7 Year Treasury Bond ETF	1,965	243,482
iShares 7-10 Year Treasury Bond ETF	570	61,001
iShares iBoxx $ Investment Grade
Corporate Bond	583	67,873
PowerShares FTSE RAFI Developed
Markets ex-U.S. Portfolio	853	32,713
PowerShares FTSE RAFI U.S.
1000 Portfolio	509	45,418
SPDR Barclays Intermediate Term
Corporate Bond ETF	2,315	78,687
TOTAL EXCHANGE TRADED
FUNDS (COST $771,019)		772,862
TOTAL INVESTMENT
SECURITIES—101.8%
(COST $1,123,567)		1,118,270
Other Assets (Liabilities)—(1.8)%		(19,609)
NET ASSETS—100%		$1,098,661
____________________

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
ETF - Exchange Traded Fund SPDR - Standard & Poor’s Depositary Receipt

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of October 31, 2015

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Investment Companies, at value(a)	$351,984	$3,758,097	$3,755,306	$936,032	$27,255
Investments in non-affiliates, at value	15,301,720	36,301,100	33,350,268	15,788,464	1,091,015
Total Investments	15,653,704	40,059,197	37,105,574	16,724,496	1,118,270
Interest and dividends receivable	—	7	6	3	656
Receivable for capital shares issued	100	2,004	1,323	725	125
Receivable for investments sold	88,702	57,740	33,487	44,587	—
Receivable from Investment Adviser	—	—	—	—	12,797
Prepaid expenses	3,478	4,192	3,568	2,724	1,452
Total Assets	15,745,984	40,123,140	37,143,958	16,772,535	1,133,300
Liabilities:
Payable for capital shares redeemed	—	38,561	12,441	—	2,934
Accrued expenses and other payables:
Investment Management	9,040	8,437	7,833	3,555	—
Administration	624	1,592	1,476	670	44
Distribution fees	3,029	9,023	7,741	5,575	577
Shareholder Servicing	3,310	8,444	7,841	3,553	229
Compliance Services	10	25	18	7	2
Accounting	7,596	7,651	7,691	7,593	7,672
Custodian	1,436	3,109	3,363	3,359	1,898
Transfer Agent	15,083	23,525	21,930	13,230	9,145
Trustee	149	375	339	164	6
Other	17,387	25,218	24,911	17,852	12,132
Total Liabilities	57,664	125,960	95,584	55,558	34,639
Net Assets	$15,688,320	$39,997,180	$37,048,374	$16,716,977	$1,098,661

Composition of Net Assets:
Capital	16,129,522	41,307,945	38,264,970	17,102,860	1,118,260
Accumulated net investment income/(loss)	26,472	254,306	—	—	—
Accumulated net realized gains/(losses) from investments	(40,907)	(330,555)	(206,975)	(200,277)	(14,302)
Net unrealized appreciation (depreciation) on investments	(426,767)	(1,234,516)	(1,009,621)	(185,606)	(5,297)
Net Assets	$15,688,320	$39,997,180	$37,048,374	$16,716,977	$1,098,661

Net Assets:
Class A Shares	$10,879,721	$25,765,487	$24,840,994	$7,991,294	$192,008
Class B Shares	3,795,462	10,308,772	8,304,725	5,729,110	328,318
Class C Shares	1,013,137	3,922,921	3,902,655	2,996,573	578,335
Total	$15,688,320	$39,997,180	$37,048,374	$16,716,977	$1,098,661
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	950,447	2,307,237	2,279,580	755,096	19,156
Class B Shares	355,457	926,849	762,786	550,588	32,817
Class C Shares	95,502	352,412	372,629	278,597	57,831
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$11.45	$11.17	$10.90	$10.58	$10.02
Class B Shares(b)	$10.68	$11.12	$10.89	$10.41	$10.00
Class C Shares(b)	$10.61	$11.13	$10.47	$10.76	$10.00
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value /
(100%-maximum sales charge))
Class A Shares	$12.05	$11.76	$11.47	$11.14	$10.52
Investments in Affiliated Investment Companies, at cost (a)	$351,984	$4,030,334	$4,076,393	$955,755	$27,197
Total Investments, at cost	$16,080,471	$41,293,713	$38,115,195	$16,910,102	$1,123,567
____________________

(a)	Investments in affiliated investment companies include the HSBC Prime Money Market Fund, Class I Shares, HSBC Emerging Markets Debt Fund, Class I Shares and the HSBC Emerging Markets Local Debt Fund, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

20	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the Year Ended October 31, 2015

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Investment income from non-affiliated investments	$394,415	$1,038,485	$998,732	$447,925	$25,224
Investment income from affiliated investments(a)	295	101,774	93,272	29,829	166
Total Investment Income	394,710	1,140,259	1,092,004	477,754	25,390

Expenses:
Investment Management	42,263	109,383	99,927	46,264	3,153
Administration:
Class A Shares	5,418	12,995	12,374	4,032	115
Class B Shares	2,102	5,645	4,757	3,184	178
Class C Shares	607	2,393	2,077	1,677	312
Distribution:
Class B Shares	32,748	87,944	74,063	49,639	2,786
Class C Shares	9,447	37,313	32,394	26,111	4,873
Shareholder Servicing:
Class A Shares	28,175	67,588	64,376	20,979	532
Class B Shares	10,916	29,323	24,692	16,546	929
Class C Shares	3,149	12,438	10,799	8,704	1,624
Accounting	46,146	46,556	46,400	46,307	46,866
Compliance Services	379	1,026	927	434	30
Custodian	2,621	9,091	9,839	7,059	4,038
Printing	12,471	26,152	28,406	13,423	1,742
Professional	21,294	23,824	23,360	21,274	19,493
Transfer Agent	47,002	74,599	69,172	40,837	27,519
Trustee	964	2,370	2,135	1,086	63
Registration fees	13,780	15,137	12,970	11,923	14,267
Other	14,173	28,406	32,174	17,670	5,302
Total expenses before fee and expense reductions	293,655	592,183	550,842	337,149	133,822
Fees voluntarily reduced/reimbursed by Investment Adviser	—	—	—	—	(7,500)
Fees contractually reduced/reimbursed by Investment Adviser	—	—	—	—	(107,253)
Net Expenses	293,655	592,183	550,842	337,149	19,069

Net Investment Income	101,055	548,076	541,162	140,605	6,321

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains (losses) from affiliated investment securities(a)	—	(354,669)	(288,619)	(250,148)	(17,963)
Net realized gains/(losses) from non-affiliated investment securities	(39,333)	29,544	47,857	30,943	3,579
Change in unrealized appreciation/depreciation on affiliated
investments(a)	—	(188,907)	(205,826)	39,112	5,050
Change in unrealized appreciation/depreciation on non-affiliated
investments	(411,726)	(1,034,004)	(842,083)	(266,203)	(10,953)
Net realized/unrealized gains (losses) on investments	(451,059)	(1,548,036)	(1,288,671)	(446,296)	(20,287)
Change in Net Assets Resulting from Operations	$(350,004)	$(999,960)	$(747,509)	$(305,691)	$(13,966)
____________________

(a)	Represents amounts from Affiliated Investment Companies.

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
Investment Activities:
Operations:
Net investment income (loss)	$101,055	$111,432	$548,076	$653,480
Net realized gains (losses) from investments	(39,333)	4,064,648	(325,125)	7,545,571
Change in unrealized appreciation/depreciation on investments	(411,726)	(3,043,886)	(1,222,911)	(5,432,454)
Change in net assets resulting from operations	(350,004)	1,132,194	(999,960)	2,766,597

Distributions:
Net investment income:
Class A Shares	(89,983)	(125,982)	(458,031)	(601,570)
Class B Shares	(2,298)	(22,045)	(104,570)	(194,300)
Class C Shares	(1,109)	(7,596)	(50,243)	(70,394)

Net realized gains:
Class A Shares	(2,780,772)	(621,343)	(4,885,859)	(1,716,444)
Class B Shares	(1,234,084)	(323,193)	(2,251,068)	(905,303)
Class C Shares	(396,410)	(97,829)	(971,532)	(326,412)
Change in net assets resulting from distributions:	(4,504,656)	(1,197,988)	(8,721,303)	(3,814,423)
Change in net assets resulting from capital transactions	2,723,456	(497,317)	2,703,035	(1,859,479)
Change in net assets	(2,131,204)	(563,111)	(7,018,228)	(2,907,305)

Net Assets:
Beginning of period	17,819,524	18,382,635	47,015,408	49,922,713
End of period	$15,688,320	$17,819,524	$39,997,180	$47,015,408
Accumulated net investment income (loss)	$26,472	$33,050	$254,306	$392,920

22	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,054,014	$1,137,853	$2,679,082	$2,651,835
Dividends reinvested	2,859,172	738,248	5,307,793	2,260,504
Value of shares redeemed	(1,316,520)	(1,597,773)	(4,546,288)	(4,811,452)
Class A Shares capital transactions	2,596,666	278,328	3,440,587	100,887

Class B Shares:
Proceeds from shares issued	—	73,338	—	475
Dividends reinvested	1,236,811	337,771	2,339,086	1,079,533
Value of shares redeemed	(1,022,539)	(1,054,906)	(2,577,052)	(3,166,192)
Class B Shares capital transactions	214,272	(643,797)	(237,966)	(2,086,184)

Class C Shares:
Proceeds from shares issued	141,003	440,052	474,541	1,147,426
Dividends reinvested	394,721	104,719	1,021,651	388,793
Value of shares redeemed	(623,206)	(676,619)	(1,995,778)	(1,410,401)
Class C Shares capital transactions	(87,482)	(131,848)	(499,586)	125,818
Change in net assets resulting from capital transactions	$2,723,456	$(497,317)	$2,703,035	$(1,859,479)

Share Transactions:
Class A Shares:
Issued	86,242	74,806	230,497	190,821
Reinvested	243,059	49,119	460,929	165,449
Redeemed	(111,107)	(104,652)	(391,180)	(346,985)
Change in Class A Shares	218,194	19,273	300,246	9,285

Class B Shares:
Issued	—	5,037	—	35
Reinvested	112,747	23,692	204,082	79,275
Redeemed	(90,918)	(72,815)	(219,749)	(227,641)
Change in Class B Shares	21,829	(44,086)	(15,667)	(148,331)

Class C Shares:
Issued	12,267	30,220	40,971	82,463
Reinvested	36,214	7,371	88,994	28,509
Redeemed	(56,864)	(46,903)	(173,537)	(101,318)
Change in Class C Shares	(8,383)	(9,312)	(43,572)	9,654

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 23

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
Investment Activities:
Operations:
Net investment income (loss)	$541,162	$594,884	$140,605	$198,342
Net realized gains (losses) from investments	(240,762)	4,716,047	(219,205)	1,761,266
Change in unrealized appreciation/depreciation on investments	(1,047,909)	(3,237,786)	(227,091)	(1,173,488)
Change in net assets resulting from operations	(747,509)	2,073,145	(305,691)	786,120

Distributions:
Net investment income:
Class A Shares	(393,275)	(518,008)	(89,868)	(164,641)
Class B Shares	(76,388)	(180,213)	(28,843)	(95,421)
Class C Shares	(45,060)	(59,408)	(13,698)	(40,105)

Net realized gains:
Class A Shares	(3,039,598)	(956,549)	(713,806)	(266,455)
Class B Shares	(1,334,759)	(588,364)	(610,705)	(261,544)
Class C Shares	(546,873)	(166,900)	(317,991)	(99,233)

Tax return of capital:
Class A Shares	(37,732)	—	(14,413)	—
Class B Shares	(14,442)	—	(12,322)	—
Class C Shares	(7,251)	—	(6,297)	—
Change in net assets resulting from distributions	(5,495,378)	(2,469,442)	(1,807,943)	(927,399)
Change in net assets resulting from capital transactions	644,762	(1,143,302)	(1,188,317)	(1,758,899)
Change in net assets	(5,598,125)	(1,539,599)	(3,301,951)	(1,900,178)

Net Assets:
Beginning of period	42,646,499	44,186,098	20,018,928	21,919,106
End of period	$37,048,374	$42,646,499	$16,716,977	$20,018,928
Accumulated net investment income (loss)	$—	$60,189	$—	$17,745

24	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,491,348	$3,783,606	$1,067,645	$1,125,196
Dividends reinvested	3,460,959	1,455,757	815,740	418,085
Value of shares redeemed	(3,507,761)	(3,421,674)	(1,743,457)	(1,963,367)
Class A Shares capital transactions	2,444,546	1,817,689	139,928	(420,086)

Class B Shares:
Proceeds from shares issued	—	74,587	—	85,666
Dividends reinvested	1,420,898	750,669	651,337	350,101
Value of shares redeemed	(3,308,126)	(4,244,328)	(1,449,663)	(2,277,803)
Class B Shares capital transactions	(1,887,228)	(3,419,072)	(798,326)	(1,842,036)

Class C Shares:
Proceeds from shares issued	477,526	1,322,591	285,367	1,063,444
Dividends reinvested	599,151	223,060	337,789	135,061
Value of shares redeemed	(989,233)	(1,087,570)	(1,153,075)	(695,282)
Class C Shares capital transactions	87,444	458,081	(529,919)	503,223
Change in net assets resulting from capital transactions	$644,762	$(1,143,302)	$(1,188,317)	$(1,758,899)

Share Transactions:
Class A Shares:
Issued	219,835	299,334	97,582	95,415
Reinvested	309,559	116,634	75,648	36,023
Redeemed	(309,945)	(270,651)	(158,732)	(166,514)
Change in Class A Shares	219,449	145,317	14,498	(35,076)

Class B Shares:
Issued	—	5,927	—	7,363
Reinvested	127,065	60,400	61,321	30,671
Redeemed	(292,501)	(335,611)	(136,064)	(196,203)
Change in Class B Shares	(165,436)	(269,284)	(74,743)	(158,169)

Class C Shares:
Issued	42,994	107,417	25,045	88,880
Reinvested	55,695	18,488	30,785	11,475
Redeemed	(91,903)	(88,651)	(103,355)	(58,325)
Change in Class C Shares	6,786	37,254	(47,525)	42,030

See notes to financial statements	HSBC WORLD SELECTION FUNDS	25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2015	2014
Investment Activities:
Operations:
Net investment income (loss)	$6,321	$10,732
Net realized gains (losses) from investments	(14,384)	26,240
Change in unrealized appreciation/depreciation on investments	(5,903)	2,562
Change in net assets resulting from operations	(13,966)	39,534

Distributions:
Net investment income:
Class A Shares	(2,317)	(5,190)
Class B Shares	(779)	(3,967)
Class C Shares	(1,400)	(6,306)

Net realized gains:
Class A Shares	(3,735)	(5,792)
Class B Shares	(5,659)	(7,485)
Class C Shares	(10,430)	(11,635)

Tax return of capital:
Class A Shares	(837)	—
Class B Shares	(1,319)	—
Class C Shares	(2,319)	—
Change in net assets resulting from distributions	(28,795)	(40,375)
Change in net assets resulting from capital transactions	(207,774)	(6,442)
Change in net assets	(250,535)	(7,283)

Net Assets:
Beginning of period	1,349,196	1,356,479
End of period	$1,098,661	$1,349,196
Accumulated net investment income (loss)	$—	$(9)

26	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	For the	For the
	year ended	year ended
	October 31,	October 31,
	2015	2014
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$4,019	$57,178
Dividends reinvested	6,890	10,974
Value of shares redeemed	(103,979)	(86,228)
Class A Shares capital transactions	(93,070)	(18,076)

Class B Shares:
Dividends reinvested	7,488	10,775
Value of shares redeemed	(46,463)	(32,606)
Class B Shares capital transactions	(38,975)	(21,831)

Class C Shares:
Proceeds from shares issued	59,778	155,229
Dividends reinvested	14,143	17,761
Value of shares redeemed	(149,650)	(139,525)
Class C Shares capital transactions	(75,729)	33,465
Change in net assets resulting from capital transactions	$(207,774)	$(6,442)

Share Transactions:
Class A Shares:
Issued	391	5,553
Reinvested	679	1,080
Redeemed	(10,221)	(8,370)
Change in Class A Shares	(9,151)	(1,737)

Class B Shares:
Reinvested	739	1,067
Redeemed	(4,717)	(3,179)
Change in Class B Shares	(3,978)	(2,112)

Class C Shares:
Issued	5,835	15,093
Reinvested	1,397	1,758
Redeemed	(14,778)	(13,698)
Change in Class C Shares	(7,546)	3,153

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	27

AGGRESSIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2015	$15.53	$0.10	$(0.32)	$(0.22)	$(0.09)	$(3.77)	$(3.86)	$11.45	(1.90)%		$10,880	1.49%	0.85%	1.49%	7%
Year Ended October 31, 2014	15.58	0.14	0.85	0.99	(0.17)	(0.87)	(1.04)	15.53	6.64%		11,375	1.42%	0.89%	1.42%	116	%(d)
Year Ended October 31, 2013	12.77	0.12	2.73	2.85	(0.04)	—	(0.04)	15.58	22.38%		11,106	1.50%	0.86%	1.50%	37%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	—	(0.10)	12.77	7.72%		10,136	1.50%	0.16%	1.66%	71%
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96	0.20	%(e)	9,217	1.50%	0.77%	1.61%	71%
CLASS B SHARES
Year Ended October 31, 2015	14.75	0.01	(0.30)	(0.29)	(0.01)	(3.77)	(3.78)	10.68	(2.69)%		3,795	2.24%	0.10%	2.24%	7%
Year Ended October 31, 2014	14.84	0.02	0.82	0.84	(0.06)	(0.87)	(0.93)	14.75	5.90%		4,920	2.17%	0.15%	2.17%	116	%(d)
Year Ended October 31, 2013	12.22	0.01	2.61	2.62	—	—	—	14.84	21.44%		5,604	2.25%	0.11%	2.25%	37%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	—	(0.01)	12.22	6.87%		5,870	2.25%	(0.57)%	2.40%	71%
Year Ended October 31, 2011	11.54	—	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45	(0.53	)%(e)	6,750	2.25%	0.02%	2.36%	71%
CLASS C SHARES
Year Ended October 31, 2015	14.68	0.01	(0.30)	(0.29)	(0.01)	(3.77)	(3.78)	10.61	(2.68)%		1,013	2.24%	0.10%	2.24%	7%
Year Ended October 31, 2014	14.78	0.02	0.82	0.84	(0.07)	(0.87)	(0.94)	14.68	5.89%		1,525	2.17%	0.16%	2.17%	116	%(d)
Year Ended October 31, 2013	12.17	0.02	2.59	2.61	—	—	—	14.78	21.45%		1,673	2.25%	0.12%	2.25%	37%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	—	(0.04)	12.17	6.83%		1,713	2.25%	(0.56)%	2.40%	71%
Year Ended October 31, 2011	11.53	—	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43	(0.46	)%(e)	1,884	2.25%	—%	2.35%	71%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2011, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2011, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.
(d)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.
(e)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invested, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.
Amounts designated as “—“ are $0 or have been rounded to $0.

28	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2015	$14.07	$0.18	$(0.43)	$(0.25)	$(0.19)	$(2.46)	$(2.65)	$11.17	(2.06)%		$25,765	1.07%	1.55%	1.07%	16%
Year Ended October 31, 2014	14.39	0.23	0.59	0.82	(0.28)	(0.86)	(1.14)	14.07	6.07%		28,245	1.06%	1.64%	1.06%	105	%(d)
Year Ended October 31, 2013	12.66	0.24	1.72	1.96	(0.23)	—	(0.23)	14.39	15.76%		28,746	1.04%	1.79%	1.04%	35%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	—	(0.39)	12.66	8.51%		29,490	1.15%	1.89%	1.15%	62%
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07	2.08	%(e)	28,262	1.12%	2.60%	1.14%	74%
CLASS B SHARES
Year Ended October 31, 2015	14.02	0.09	(0.44)	(0.35)	(0.09)	(2.46)	(2.55)	11.12	(2.88)%		10,309	1.82%	0.78%	1.82%	16%
Year Ended October 31, 2014	14.33	0.12	0.60	0.72	(0.17)	(0.86)	(1.03)	14.02	5.33%		13,212	1.81%	0.90%	1.81%	105	%(d)
Year Ended October 31, 2013	12.60	0.14	1.72	1.86	(0.13)	—	(0.13)	14.33	14.89%		15,633	1.80%	1.05%	1.80%	35%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	—	(0.30)	12.60	7.66%		16,805	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01	1.30	%(e)	18,799	1.87%	1.85%	1.90%	74%
CLASS C SHARES
Year Ended October 31, 2015	14.04	0.09	(0.44)	(0.35)	(0.10)	(2.46)	(2.56)	11.13	(2.87)%		3,923	1.82%	0.75%	1.82%	16%
Year Ended October 31, 2014	14.35	0.13	0.59	0.72	(0.17)	(0.86)	(1.03)	14.04	5.33%		5,559	1.81%	0.90%	1.81%	105	%(d)
Year Ended October 31, 2013	12.62	0.14	1.72	1.86	(0.13)	—	(0.13)	14.35	14.87%		5,544	1.80%	1.04%	1.80%	35%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	—	(0.32)	12.62	7.77%		5,908	1.91%	1.18%	1.91%	62%
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04	1.25	%(e)	6,427	1.87%	1.85%	1.90%	74%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2011, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2011, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.
(d)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.
(e)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invested, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.
Amounts designated as “—“ are $0 or have been rounded to $0.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	29

MODERATE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions							Ratios/Supplementary Data
			Net												Ratio of
			Realized and											Ratio of Net	Expenses
			Unrealized										Ratio of Net	Investment	to Average
	Net Asset	Net	Gains			Net Realized	Tax		Net Asset			Net Assets	Expenses	Income	Net Assets
	Value,	Investment	(Losses)	Total from	Net	Gains from	Return		Value,			at End of	to Average	(Loss) to	(Excluding	Portfolio
	Beginning	Income	from	Investment	Investment	Investment	of	Total	End of	Total		Period	Net	Average Net	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Capital	Distributions	Period	Return(b)		(000’s)	Assets	Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2015	$12.76	$0.18	$(0.37)	$(0.19)	$(0.17)	$(1.48)	$(0.02)	$(1.67)	$10.90	(1.62)%		$24,841	1.11%	1.62%	1.11%	31%
Year Ended October 31, 2014	12.88	0.21	0.43	0.64	(0.26)	(0.50)	—	(0.76)	12.76	5.21%		26,294	1.09%	1.68%	1.09%	102	%(d)
Year Ended October 31, 2013	11.88	0.23	1.04	1.27	(0.27)	—	—	(0.27)	12.88	10.80%		24,671	1.08%	1.86%	1.08%	30%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	—	—	(0.32)	11.88	8.24%		25,175	1.16%	2.30%	1.16%	61%
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	—	(0.44)	11.29	2.19	%(e)	23,719	1.06%	3.16%	1.09%	63%
CLASS B SHARES
Year Ended October 31, 2015	12.75	0.10	(0.38)	(0.28)	(0.08)	(1.48)	(0.02)	(1.58)	10.89	(2.42)%		8,305	1.86%	0.88%	1.86%	31%
Year Ended October 31, 2014	12.87	0.12	0.42	0.54	(0.16)	(0.50)	—	(0.66)	12.75	4.42%		11,831	1.84%	0.93%	1.84%	102	%(d)
Year Ended October 31, 2013	11.87	0.14	1.04	1.18	(0.18)	—	—	(0.18)	12.87	10.04%		15,407	1.83%	1.12%	1.83%	30%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	—	—	(0.23)	11.87	7.43%		17,615	1.92%	1.64%	1.92%	61%
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	—	(0.36)	11.28	1.51	%(e)	20,323	1.81%	2.40%	1.84%	63%
CLASS C SHARES
Year Ended October 31, 2015	12.36	0.10	(0.38)	(0.28)	(0.11)	(1.48)	(0.02)	(1.61)	10.47	(2.44)%		3,903	1.86%	0.88%	1.86%	31%
Year Ended October 31, 2014	12.50	0.11	0.42	0.53	(0.17)	(0.50)	—	(0.67)	12.36	4.46%		4,521	1.84%	0.93%	1.84%	102	%(d)
Year Ended October 31, 2013	11.55	0.13	1.01	1.14	(0.19)	—	—	(0.19)	12.50	9.96%		4,109	1.83%	1.10%	1.83%	30%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	—	—	(0.23)	11.55	7.49%		3,329	1.91%	1.64%	1.91%	61%
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	—	(0.36)	10.98	1.42	%(e)	3,859	1.81%	2.40%	1.84%	63%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2011, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2011, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.
(d)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.
(e)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invested, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.
Amounts designated as “—“ are $0 or have been rounded to $0.

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions							Ratios/Supplementary Data
															Ratio of
			Net											Ratio of Net	Expenses
			Realized and										Ratio of Net	Investment	to Average
	Net Asset	Net	Unrealized			Net Realized	Tax					Net Assets	Expenses	Income	Net Assets
	Value,	Investment	Gains	Total from	Net	Gains from	Return		Net Asset			at End of	to Average	(Loss) to	(Excluding	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	of	Total	Value, End	Total		Period	Net	Average Net	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Capital	Distributions	of Period	Return(b)		(000’s)	Assets	Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2015	$11.86	$0.13	$(0.28)	$(0.15)	$(0.12)	$(0.99)	$(0.02)	$(1.13)	$10.58	(1.37)%		$7,991	1.41%	1.17%	1.41%	31%
Year Ended October 31, 2014	11.93	0.16	0.33	0.49	(0.21)	(0.35)	—	(0.56)	11.86	4.32%		8,783	1.33%	1.38%	1.33%	104	%(d)
Year Ended October 31, 2013	11.47	0.20	0.51	0.71	(0.25)	—	—	(0.25)	11.93	6.28%		9,255	1.26%	1.75%	1.26%	31%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	—	—	(0.33)	11.47	8.00%		9,933	1.34%	2.40%	1.34%	59%
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	—	(0.46)	10.95	2.40	%(e)	8,946	1.19%	3.21%	1.22%	54%
CLASS B SHARES
Year Ended October 31, 2015	11.69	0.05	(0.27)	(0.22)	(0.05)	(0.99)	(0.02)	(1.06)	10.41	(2.05)%		5,729	2.16%	0.42%	2.16%	31%
Year Ended October 31, 2014	11.77	0.07	0.33	0.40	(0.13)	(0.35)	—	(0.48)	11.69	3.56%		7,308	2.08%	0.63%	2.08%	104	%(d)
Year Ended October 31, 2013	11.33	0.12	0.50	0.62	(0.18)	—	—	(0.18)	11.77	5.50%		9,222	2.01%	1.00%	2.01%	31%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	—	—	(0.25)	11.33	7.21%		9,810	2.10%	1.67%	2.10%	59%
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	—	(0.38)	10.82	1.68	%(e)	8,995	1.94%	2.46%	1.97%	54%
CLASS C SHARES
Year Ended October 31, 2015	12.04	0.05	(0.28)	(0.23)	(0.04)	(0.99)	(0.02)	(1.05)	10.76	(2.01)%		2,997	2.17%	0.42%	2.17%	31%
Year Ended October 31, 2014	12.12	0.08	0.32	0.40	(0.13)	(0.35)	—	(0.48)	12.04	3.47%		3,927	2.08%	0.63%	2.08%	104	%(d)
Year Ended October 31, 2013	11.66	0.12	0.52	0.64	(0.18)	—	—	(0.18)	12.12	5.53%		3,442	2.01%	0.98%	2.01%	31%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	—	—	(0.25)	11.66	7.28%		2,897	2.08%	1.69%	2.08%	59%
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	—	(0.39)	11.12	1.57	%(e)	2,486	1.94%	2.49%	1.96%	54%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2011, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2011, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.
(d)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments
(e)	During the year ended October 31, 2011, certain HSBC Portfolios, in which the Fund invested, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.
Amounts designated as “—“ are $0 or have been rounded to $0.

See notes to financial statements .	HSBC WORLD SELECTION FUNDS 31

INCOME STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions						Ratios/Supplementary Data
			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
			Unrealized						Net		Net	Ratio	Income	to Average
	Net Asset	Net	Gains			Net Realized	Tax		Asset		Assets	of Net	(Loss) to	Net Assets
	Value,	Investment	(Losses)	Total from	Net	Gains from	Return		Value,	Total	at End of	Expenses	Average	(Excluding	Portfolio
	Beginning	Income	from	Investment	Investment	Investment	of	Total	End of	Return	Period	to Average	Net	Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Capital	Distributions	Period	(b)	(000’s)	Net Assets	Assets	Reductions)	(c)
CLASS A SHARES
Year Ended October 31, 2015	$10.36	$0.11	$(0.16)	$(0.05)	$(0.10)	$(0.15)	$(0.04)	$(0.29)	$10.02	(0.50)%	$192	0.95%	1.06%	9.98%	26%
Year Ended October 31, 2014	10.36	0.14	0.23	0.37	(0.18)	(0.19)	—	(0.37)	10.36	3.69%	293	1.50%	1.39%	10.14%	118	%(d)
Year Ended October 31, 2013	10.43	0.18	0.08	0.26	(0.30)	(0.03)	—	(0.33)	10.36	2.57%	311	1.50%	1.72%	13.61%	48%
Period Ended October 31, 2012(e)	10.00	0.10	0.40	0.50	(0.07)	—	—	(0.07)	10.43	5.02%	337	1.50%	1.58%	29.67%	31%
CLASS B SHARES
Year Ended October 31, 2015	10.34	0.04	(0.17)	(0.13)	(0.02)	(0.15)	(0.04)	(0.21)	10.00	(1.26)%	328	1.65%	0.37%	10.77%	26%
Year Ended October 31, 2014	10.34	0.07	0.22	0.29	(0.10)	(0.19)	—	(0.29)	10.34	2.93%	380	2.25%	0.65%	10.88%	118	%(d)
Year Ended October 31, 2013	10.41	0.10	0.08	0.18	(0.22)	(0.03)	—	(0.25)	10.34	1.81%	402	2.25%	0.97%	14.39%	48%
Period Ended October 31, 2012(e)	10.00	0.06	0.39	0.45	(0.04)	—	—	(0.04)	10.41	4.52%	348	2.25%	0.89%	26.84%	31%
CLASS C SHARES
Year Ended October 31, 2015	10.33	0.04	(0.16)	(0.12)	(0.02)	(0.15)	(0.04)	(0.21)	10.00	(1.17)%	578	1.64%	0.37%	10.76%	26%
Year Ended October 31, 2014	10.33	0.06	0.23	0.29	(0.10)	(0.19)	—	(0.29)	10.33	2.93%	676	2.25%	0.62%	10.84%	118	%(d)
Year Ended October 31, 2013	10.41	0.09	0.09	0.18	(0.23)	(0.03)	—	(0.26)	10.33	1.75%	643	2.25%	0.84%	14.49%	48%
Period Ended October 31, 2012(e)	10.00	0.06	0.39	0.45	(0.04)	—	—	(0.04)	10.41	4.47%	232	2.25%	0.90%	27.00%	31%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.
(e)	Commencement of operations on March 20, 2012.
Amounts designated as “—“ are $0 or have been rounded to $0.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2015, the Trust is composed of 17 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (collectively the “Trusts”). The accompanying financial statements are presented for the following five funds (individually a “Fund,” collectively the “Funds” or the “World Selection Funds”):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may invest in both actively managed and passively managed Underlying Funds to implement the Adviser’s views. Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class A Shares of the Income Strategy Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

HSBC WORLD SELECTION FUNDS       33

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The World Selection Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds in which the World Selection Funds are invested are described in their respective notes to financial statements. Valuation techniques employed by the World Selection Funds’ are further described in Note 3 below.

Investment Transactions and Related Income:

Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Investment gains and losses are calculated on the identified cost basis. Each World Selection Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested. Expenses of the Underlying Funds are reflected on the Statements of Operations as realized and unrealized gain (loss) on investments. In addition, the World Selection Funds accrue their own expenses daily.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

34       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

In August 2014, the FASB issued Accounting Standards Update No. 2014-15 “Presentation of Financial Statements–Going Concern (Subtopic 205-40)” (“ASU 2014-15”), which requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 “Fair Value Measurement (Topic 820)” (“ASU 2015-07”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 also removes the requirement to make certain disclosures for all investments that may be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods.

Management is currently evaluating the implications of these ASUs and their impact on the financial statements and related disclosures has not yet been determined.

3. Investment Valuation Summary

The valuation techniques employed by the World Selection Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of October 31, 2015, from the valuation input levels used on October 31, 2014. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The World Selection Funds record their investments in mutual funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy.

The World Selection Funds record their investments in exchange traded funds at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

HSBC WORLD SELECTION FUNDS       35

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

For the year ended October 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of October 31, 2015, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each fund.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.25% for each Fund.

Administration:

HSBC also serves the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the World Selection Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets of the Trusts. An amount equal to 50% of the administration fee is deemed to be class specific and is based on the daily net assets.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $300,447 for the year ended October 31, 2015, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2015, Foreside, as Distributor, also

36        HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

received $148,790, $0, and $15,776 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $45, $0, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.50% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and blue sky exemption services. Until March 31, 2015, Citi also provided transfer agency services for each Fund. As transfer agent, Citi received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Effective March 31, 2015, transfer agent services were provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to SunGard Investor Services LLC (“SIS”), effective March 31, 2015. The transfer agency services, and fees charged for such services, are unchanged as a result of the separate agreement or the assignment to SIS.

Independent Trustees:

For the period January 1, 2015 through October 31, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $12,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $12,000, with the exception of the Chair of the Audit Committee, who received a retainer of $15,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $30,000.

Prior to January 1, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who received a retainer of $6,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2016 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expense and estimated indirect expenses attributable to the Funds’ investments in investment companies other than the HSBC Growth Portfolio and the HSBC Opportunity Portfolio. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

HSBC WORLD SELECTION FUNDS        37

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2015, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2015, the repayments that may potentially be made by the Funds are as follows:

Fund	2018 ($)	2017 ($)	2016 ($)	Total ($)
Aggressive Strategy Fund	—	—	421	421
Income Strategy Fund	107,253	114,923	138,725	360,901
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

Affiliated Transactions:

A summary of each Fund’s investment in affiliated investment companies for the year ended October 31, 2015 is as follows:

					Change in
			Proceeds		Unrealized
	Value	Purchases	from	Realized	Appreciation	Value	Dividend
	10/31/2014	at Cost	Sales	Gain(Loss)	(Depreciation)	10/31/2015	Income
Aggressive Strategy Fund
HSBC Prime Money Market Fund - Class I	$357,358	$2,451,321	$(2,456,695)	$—	$—	$351,984	$295

Balanced Strategy Fund
HSBC Prime Money Market Fund - Class I	942,118	6,522,206	(6,939,801)	—	—	524,523	544
HSBC Emerging Markets Debt Fund - Class I	2,358,877	141,608	(300,715)	(28,115)	(78,417)	2,093,238	101,230
HSBC Emerging Markets Local Debt Fund - Class I	2,275,867	349,965	(1,048,453)	(326,554)	(110,489)	1,140,336	—

Moderate Strategy Fund
HSBC Prime Money Market Fund - Class I	855,338	5,611,871	(5,725,252)	—	—	741,957	794
HSBC Emerging Markets Debt Fund - Class I	2,142,360	111,131	(224,249)	(25,781)	(71,242)	1,932,219	92,478
HSBC Emerging Markets Local Debt Fund - Class I	2,075,630	2,534,738	(3,131,816)	(262,838)	(134,584)	1,081,130	—

Conservative Strategy Fund
HSBC Prime Money Market Fund - Class I	397,285	3,134,901	(3,339,520)	—	—	192,666	306
HSBC Emerging Markets Debt Fund - Class I	—	843,193	(78,772)	(1,332)	(19,723)	743,366	29,523
HSBC Emerging Markets Local Debt Fund - Class I	972,377	148,476	(930,872)	(248,816)	58,835	—	—

Income Strategy Fund
HSBC Prime Money Market Fund - Class I	20,778	441,865	(446,728)	—	—	15,915	13
HSBC Emerging Markets Debt Fund - Class I	—	11,557	(272)	(2)	57	11,340	153
HSBC Emerging Markets Local Debt Fund - Class I	65,717	13,100	(65,849)	(17,961)	4,993	—	—
38        HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2015 were as follows:

Fund	Purchases ($)	Sales ($)
Aggressive Strategy Fund	1,083,058	2,812,146
Balanced Strategy Fund	7,074,588	12,069,585
Moderate Strategy Fund	12,222,861	16,385,799
Conservative Strategy Fund	5,712,240	8,358,074
Income Strategy Fund	322,891	530,399

6. Federal Income Tax Information:

At October 31, 2015, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)
Aggressive Strategy Fund	16,099,601	408,054	(853,951)	(445,897)
Balanced Strategy Fund	41,466,879	790,881	(2,198,563)	(1,407,682)
Moderate Strategy Fund	38,209,124	513,953	(1,617,503)	(1,103,550)
Conservative Strategy Fund	16,924,096	185,787	(385,387)	(199,600)
Income Strategy Fund	1,126,008	13,037	(20,775)	(7,738)
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

The tax character of dividends paid by the Funds during the tax year ended October 31, 2015 was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Aggressive Strategy Fund	944,259	3,560,397	4,504,656	—	4,504,656
Balanced Strategy Fund	2,407,707	6,313,596	8,721,303	—	8,721,303
Moderate Strategy Fund	1,656,456	3,779,497	5,435,953	59,425	5,495,378
Conservative Strategy Fund	485,188	1,289,723	1,774,911	33,032	1,807,943
Income Strategy Fund	10,373	13,955	24,328	4,475	28,803
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

HSBC WORLD SELECTION FUNDS        39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

The tax character of dividends paid by the Funds during the tax year ended October 31, 2014 was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Aggressive Strategy Fund	155,623	1,042,365	1,197,988	—	1,197,988
Balanced Strategy Fund	1,005,907	2,808,516	3,814,423	—	3,814,423
Moderate Strategy Fund	757,629	1,711,813	2,469,442	—	2,469,442
Conservative Strategy Fund	376,902	550,497	927,399	—	927,399
Income Strategy Fund	32,983	7,386	40,369	—	40,369
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Total Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)	Other Losses ($)	(Depreciation) ($)(1)	(Deficit) ($)
Aggressive Strategy Fund	26,472	—	—	26,472	—	(21,777)	(445,897)	(441,202)
Balanced Strategy Fund	254,306	—	—	254,306	—	(157,389)	(1,407,682)	(1,310,765)
Moderate Strategy Fund	—	—	—	—	—	(113,045)	(1,103,550)	(1,216,595)
Conservative Strategy Fund	—	—	—	—	—	(186,283)	(199,600)	(385,883)
Income Strategy Fund	—	—	—	—	—	(11,861)	(7,738)	(19,599)
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

CLCFs not subject to expiration:

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Aggressive Strategy Fund	8,536	13,241	21,777
Balanced Strategy Fund	—	157,389	157,389
Moderate Strategy Fund	—	113,045	113,045
Conservative Strategy Fund	—	186,283	186,283
Income Strategy Fund	—	11,861	11,861

7. Significant Shareholders:

The Funds each have one or more shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares, respectively. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

40        HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

8. Subsequent Events:

At a meeting of the Board of Trustees of the Trusts held on December 17-18, 2015, the Trustees of the Trusts approved on behalf of each Trust and each of the Funds a form of Agreement and Plan of Reorganization (the “Plan”) and other proposals subject to shareholder approval. The Plan will be submitted to a vote of shareholders of the Funds at a special meeting of shareholders to be held in 2016. The Plan calls for the reorganization and redomiciliation of the Funds, which are series of either a Massachusetts business trust (the Trust and Advisor Trust) or a New York trust (the Portfolio Trust), with and into corresponding “shell” series (“New Funds”) of a single newly formed Delaware statutory trust (the “Redomiciliation”). If approved by shareholders, the Redomiciliation is expected to occur in the second calendar quarter of 2016. Upon completion of the Redomiciliation, shareholders of the Funds would own shares of the corresponding class of the New Funds that are equal in value to the shares of the Fund that were held by the shareholders immediately prior to the closing of the Redomiciliation. In addition, the respective share classes of each of the New Funds would assume the performance, financial and other historical information of those of the corresponding Fund. The Redomiciliation is not expected to have an impact on the continuing operations of the Funds. Additional information about the Plan and the other proposals will be included in the Trusts’ proxy statement that is expected to be mailed to shareholders in March 2016.

On November 30, 2015, SunGard Investor Services LLC announced that its acquisition by Fidelity National Information Services was completed. The transfer agency services, and fees charged for such services, are unchanged as a result of the acquisition.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC WORLD SELECTION FUNDS        41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of HSBC Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (each an HSBC World Selection Fund and a portfolio of HSBC Funds, and collectively hereafter referred to as the “Funds”) at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and transfer agents, provides a reasonable basis for our opinion. The accompanying statements of changes in net assets for the year ended October 31, 2014 and the financial highlights for each of the years or periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

42        HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Other Federal Income Tax Information—as of October 31, 2015 (Unaudited)

During the year ended October 31, 2015, the following World Selection Funds declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Aggressive Strategy Fund	836,518	3,560,397
Balanced Strategy Fund	1,768,375	6,313,596
Moderate Strategy Fund	1,107,837	3,779,497
Conservative Strategy Fund	344,387	1,289,723
Income Strategy Fund	4,035	13,955

For the year ended October 31, 2015, the following percentages of the total ordinary income dividends paid by the World Selection Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends Received Deduction (%)
Aggressive Strategy Fund	21.34
Balanced Strategy Fund	17.55
Moderate Strategy Fund	19.30
Conservative Strategy Fund	16.15
Income Strategy Fund	36.39

For the year ended October 31, 2015, dividends paid by the World Selection Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The World Selection Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV:

Qualified Dividend Income (%)
Aggressive Strategy Fund	30.59
Balanced Strategy Fund	28.23
Moderate Strategy Fund	44.26
Conservative Strategy Fund	39.66
Income Strategy Fund	67.31

HSBC WORLD SELECTION FUNDS       43

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited)

As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to with the ongoing costs of investing in other mutual funds.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Aggressive Strategy Fund	Class A Shares	$1,000.00	$947.10	$7.21	1.47%
	Class B Shares	1,000.00	943.50	10.92	2.23%
	Class C Shares	1,000.00	944.00	10.98	2.24%
Balanced Strategy Fund	Class A Shares	1,000.00	950.60	5.06	1.03%
	Class B Shares	1,000.00	947.20	8.74	1.78%
	Class C Shares	1,000.00	947.20	8.79	1.79%
Moderate Strategy Fund	Class A Shares	1,000.00	959.80	5.38	1.09%
	Class B Shares	1,000.00	956.30	9.07	1.84%
	Class C Shares	1,000.00	955.90	9.07	1.84%
Conservative Strategy Fund	Class A Shares	1,000.00	970.50	6.71	1.35%
	Class B Shares	1,000.00	967.20	10.41	2.10%
	Class C Shares	1,000.00	967.20	10.41	2.10%
Income Strategy Fund	Class A Shares	1,000.00	981.40	1.60	0.32%
	Class B Shares	1,000.00	977.40	5.13	1.03%
	Class C Shares	1,000.00	977.40	4.83	0.97%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.80	$7.48	1.47%
	Class B Shares	1,000.00	1,013.96	11.32	2.23%
	Class C Shares	1,000.00	1,013.91	11.37	2.24%
Balanced Strategy Fund	Class A Shares	1,000.00	1,020.01	5.24	1.03%
	Class B Shares	1,000.00	1,016.23	9.05	1.78%
	Class C Shares	1,000.00	1,016.18	9.10	1.79%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.71	5.55	1.09%
	Class B Shares	1,000.00	1,015.93	9.35	1.84%
	Class C Shares	1,000.00	1,015.93	9.35	1.84%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.40	6.87	1.35%
	Class B Shares	1,000.00	1,014.62	10.66	2.10%
	Class C Shares	1,000.00	1,014.62	10.66	2.10%
Income Strategy Fund	Class A Shares	1,000.00	1,023.59	1.63	0.32%
	Class B Shares	1,000.00	1,020.01	5.24	1.03%
	Class C Shares	1,000.00	1,020.32	4.94	0.97%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       45

HSBC WORLD SELECTION FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex
Name	Held with	and Length of	Principal Occupation(s)	Overseen By	Other Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	24	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 - 2002); Board Member, Dresdner Global Asset Management Board (2000 - 2002); Chief Operating Officer and Senior Managing Director, Dresdner RCM Global Investors (1998 - 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996 - 1998)	24	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	24	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Executive Vice President and Chief Financial Officer, Republic New York Corporation (1976-2000)	24	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 52	Trustee	Indefinite; 2011 to present	Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011-present); President and Chief Executive Officer, Fisher Francis Trees & Watts (“FFTW”) (investment adviser), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	24	None
____________________

*	Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

46       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 57	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 52	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 39	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi (2008-present)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Assistant Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present); Senior Specialist, Regulatory Administration, NGAM (2010-2013); Vice President and Manager. Regulatory Administration, BNY Mellon (2004-2010)

CHARLES L. BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, Ms. Melito-Dezan, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC WORLD SELECTION FUNDS       47

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

48       HSBC WORLD SELECTION FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

SunGard Investor Services, LLC
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-WS-1215	12/15

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2015

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Annual Report - October 31, 2015

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Other Federal Income Tax Information	26
Table of Shareholder Expenses	27

HSBC Portfolios
Portfolio Composition	29

Schedules of Portfolio Investments
HSBC Growth Portfolio	30
HSBC Opportunity Portfolio	32
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	37
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	44
Table of Shareholder Expenses	45
Board of Trustees and Officers	46
Other Information	48

Glossary of Terms

Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emergency Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund country classification.

Barclays Euro Aggregate Bond Index is an index tracks fixed-rate, investment-grade Euro-denominated securities. Inclusion is based on the currency of the issue, and not the domicile of the issuer. The principal sectors in the index are Treasury, Corporate, Government-Related and Securitised. Securities in the index are part of the Pan-European Aggregate and the Global Aggregate Indices.

Barclays U.S. Aggregate Bond Index is an index that is generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Golden Dragon Index is an index that captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000® Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Growth Index is an index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy faced significant headwinds during the 12-month period from November 1, 2014, to October 31, 2015. Slowing economic growth in China and other emerging economies led equities lower. Developed economies fared better, however: The U.S. economy showed signs of continued recovery and the eurozone economy regained its footing after several years of slow growth.

Commodity prices generally remained low during the period, continuing a period of consolidation that began in 2011. Oil prices declined sharply early in the period, however. These declines added to existing pressures on oil-exporting emerging economies and oil-dependent sectors. Energy companies saw diminished earnings and oil and mining production declined.

Central bank policy in many economies was a source of investor uncertainty. China took steps to devalue its currency in August, triggering a dive in its stock market. However, several important monetary programs in other economies benefited equities. Quantitative easing programs in Europe and Japan both improved liquidity and helped buoy equity markets.

Throughout much of the period, investors anticipated action by the U.S. Federal Reserve (the Fed) to raise the federal funds rate—a key factor in lending rates—above the target range of between 0.00% and 0.25%. However, the Fed decided multiple times during the period to keep rates at near-zero levels, due in part to concerns about turbulence in foreign markets and the relatively slow economic recovery in the U.S. The Fed’s delays added to investor uncertainty.

The U.S. economy grew at a slower rate than in recent years. Early in 2015, harsh winter weather on the East Coast dealt a blow to consumer consumption and a West Coast dockworkers’ strike slowed international trade. Growth picked up later in the period but some key areas of the economy showed signs of weakness. In particular, industrial production, manufacturing, and business confidence declined during the period. Meanwhile, low oil and gas prices hurt the energy sector but also contributed to a sharp uptick in auto sales.

Other areas of the U.S. economy showed signs of improvement throughout the period. The labor market continued to improve, consumer confidence hit multi-year highs, and the housing market remained robust.

Global inflation remained low during the period. A strong U.S. dollar, which rose rapidly early in the period and remained strong through October 2015, encouraged U.S. imports and discouraged exports. The strong dollar took a toll on commodity-dependent economies and posed challenges for emerging market issuers of dollar-denominated debt.

China’s ongoing transition to slower economic growth had a profound impact on economies throughout the world, exacerbated by a sharp downturn in Chinese equities and currency depreciation.

Economic growth picked up in the eurozone during the period, supported by the European Central Bank’s accommodative monetary policy and improving credit conditions. However, the debt crisis in Greece continued to undermine European economic recovery early in the period.

Japanese stocks rallied throughout much of the period as the nation’s economic growth improved in large part due to Prime Minister Shinzo Abe’s economic plan, known as “Abenomics.” The program involved higher taxes, structural reforms, and quantitative easing. Japanese equities gave up much of their gains in August 2015, however, in-step with many other global equity markets. Additionally, in that month a sharp decline in Chinese equities fueled fears that a slowing economy in China could jeopardize the global economic recovery.

Geopolitical turmoil weighed on the global economy during the period, and particularly affected countries such as Russia. Conflict in the Ukraine led to stronger economic sanctions against Russia, dealing a further blow to an economy already hard hit by low oil prices. Inflation soared in Russia while exports plummeted.

Market Review

Global equities made modest but inconsistent gains during the first half of the period, but lost ground in most cases during the late summer and fall. Volatility spiked in August as a Chinese stock sell-off spread to emerging markets and triggered volatility throughout the world. The MSCI EM Index1 finished the period with a 14.22% loss. The MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong and Taiwan also fell, posting a -2.99% return. Developed markets fared better despite the increased volatility, with the MSCI World Index1 returning 2.33% on relatively strong gains late in the period.

U.S. equities performed modestly well for the period; the S&P 500 Index1 of large-company stocks returned 5.20%. Robust merger and acquisition activity, as well as strong corporate earnings growth, helped fuel those gains. Performance was uneven across sectors, however. The energy sector saw the largest losses during the period due to declining oil prices, and health care stocks performed poorly.

Fixed income markets in developed economies made modest gains. U.S. interest rates decreased in late 2014 and early 2015, boosting the performance of U.S. Treasuries and many other categories of bonds. Rates rose slightly over the next several months in anticipation of higher interest rates, only to decline as the Fed chose to postpone a rate increase. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.96% for the 12-month period through October 31. Meanwhile the Barclays U.S. Corporate High-Yield Bond Index1 declined 1.94% for the same period.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and assurances from its president that it would expand stimulus efforts and further lower interest rates if necessary. The Barclays Euro Aggregate Bond Index1 returned 3.35%.

Emerging markets debt experienced volatility during the period caused by a strengthening U.S. dollar and an ongoing decline in commodity prices. Monetary easing measures from some central banks served to lower government bond yields in developed and emerging markets countries, however, which helped boost returns. The Barclays Emerging Markets USD Aggregate Index1 returned 0.02% during the 12-month period.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Growth Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by Clark J. Winslow, CEO/Portfolio Manager
Justin H. Kelly, CFA, CIO/Portfolio Manager
Patrick M. Burton, CFA, Managing Director/Portfolio Manager
Winslow Capital Management, LLC

The HSBC Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high-quality companies with market capitalizations generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, LLC as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates. For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2015, the Fund returned 8.15% (without sales charge) for the Class A Shares and 8.44% for the Class I Shares. That compared to a 9.18% total return for the Russell 1000® Growth Index1, the Fund’s primary performance benchmark, and a 7.90% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The equity markets during the period were influenced by several factors, including slowing economic growth in China and weak prices for commodities such as oil. Inflation and interest rates continued to be low across developed countries, and the Federal Reserve (the Fed) decided to keep U.S. interest rates at near-zero levels. However, modest economic growth and strong corporate earnings and robust mergers-and-acquisition activity fueled modest gains among domestic stocks. In this environment, U.S. large-cap growth equities performed well during this period.

Stock selection in the health care and financials sectors dragged on the Fund’s relative performance. In the health care sector, the Fund was hurt by holdings of a specialty pharmaceuticals firm, which underperformed amid questions about industry-wide pharmaceutical pricing practices and company-specific issues surrounding accounting and operating practices. Meanwhile, the Fed’s decisions to leave interest rates unchanged negatively affected some companies in the financials sector. Additionally, the Fund’s relative performance was hurt by an underweight in the consumer staples sector, which performed well as investors sought stability during the period from rising market volatility.†

The Fund’s relative performance benefited from underweight investments in the energy and industrial sectors. Falling commodity prices contributed to poor performance in these sectors. The Fund also benefited from stock selection in the consumer discretionary and telecommunications sectors. Among consumer discretionary stocks, the Fund’s exposure to an athletic apparel company with strong global revenue growth boosted relative returns.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Growth Fund

The charts above represent a historical 10-year performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[6]
	Inception
As of October 31, 2015	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Growth Fund Class A1	5/7/04[5]	2.76	12.89	8.45	1.33	1.20
HSBC Growth Fund Class B2	5/7/04[5]	3.77	13.21	8.51	2.08	1.95
HSBC Growth Fund Class C3	5/7/04[5]	6.48	13.20	8.19	2.08	1.95
HSBC Growth Fund Class I	5/7/04[5]	8.44	14.36	9.28	1.08	0.95
Russell 1000® Growth Index[4]	—	9.18	15.30	9.09	N/A	N/A
Lipper Large-Cap Growth Funds Average[4]	—	7.90	13.81	8.09	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	The HSBC Growth Fund was initially offered for purchase effective May 7, 2004; however, no shareholder activity occurred until May 10, 2004.
6	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2016. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Advisor)
(Class I Shares)
HSBC Opportunity Fund
(Class A Shares, Class B Shares and Class C Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
D. Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund and HSBC Opportunity Fund (Advisor) (collectively the “Fund”) seek long-term growth of capital by investing, under normal market conditions, primarily in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2015, the Class I Shares of the HSBC Opportunity Fund (Advisor) produced a -1.69% total return, and the Class A Shares of the Fund produced a -2.21% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 4.17% and 2.90%, respectively.

Portfolio Performance

Global equity markets were challenged by economic weakness in Europe and China, and a glut in U.S. shale oil production contributed to weakness in energy prices. That led to poor performance among many areas of the energy market. In addition the economic weakness outside of the United States contributed to a decline in the materials sector as investors reacted to poor earnings posted by materials producers. However, U.S. stocks performed relatively well due in part to robust mergers-and-acquisition activity within health care and better-than-expected corporate earnings growth in the consumer discretionary and information technology sectors.

The Fund underperformed its benchmark for the 12-month period. The largest detractor from the Fund’s relative returns was stock selection in the health care sector, particularly individual holdings of pharmaceutical firms and health care facilities. The Fund was hurt by exposure to Pacira Pharmaceuticals, which posted weak quarterly results in April and investors responded negatively to unclear sales projections and news of a potential competitor to the firm’s popular pain treatment.†

Meanwhile, the Fund’s holdings in the consumer discretionary and information technology sectors boosted relative returns. These holdings benefited from improving confidence and spending on the part of the U.S. consumer.

Among consumer discretionary stocks, the Fund’s holdings of a cosmetics retailer added to relative returns as the company enjoyed strong online and in-store sales growth.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[5]
	Inception
As of October 31, 2015	Date	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	-7.13	11.68	9.75	1.86	1.65
HSBC Opportunity Fund Class B2	1/6/98	-5.86	11.99	9.81	2.61	2.40
HSBC Opportunity Fund Class C3	11/4/98	-3.68	11.98	9.49	2.61	2.40
HSBC Opportunity Fund (Advisor) Class I†	9/3/96	-1.69	13.40	10.77	1.00	1.00
Russell 2500™ Growth Index[4]	—	4.17	14.25	9.29	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	2.90	12.25	7.95	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a series of HSBC Advisor Funds Trust, also named the HSBC (Advisor) Fund.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratios as reported in the prospectus dated February 27, 2015. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2016. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2015

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Assets:
Investments in Affiliated Portfolios	$77,523,631	$17,632,731	$219,962,011
Receivable for capital shares issued	20,264	1,279	39,271
Receivable from Investment Adviser	—	952	—
Prepaid expenses	10,652	5,925	6,685
Total Assets	77,554,547	17,640,887	220,007,967

Liabilities:
Payable for capital shares redeemed	34,572	72	100,897
Accrued expenses and other payables:
Investment Management	8,677	—	—
Administration	1,500	346	4,328
Distribution fees	513	633	—
Shareholder Servicing	2,847	2,801	—
Compliance Services	7	6	11
Accounting	4,000	3,166	1,498
Transfer Agent	17,914	15,768	21,535
Trustee	353	82	1,025
Other	20,077	21,589	33,058
Total Liabilities	90,460	44,463	162,352
Net Assets	$77,464,087	$17,596,424	$219,845,615

Composition of Net Assets:
Capital	52,132,853	15,723,119	195,911,715
Accumulated net investment income/(loss)	(182,413)	(160,996)	(617,681)
Accumulated net realized gains/(losses) from investments	7,300,752	(192,900)	(1,323,547)
Net unrealized appreciation (depreciation) on investments	18,212,895	2,227,201	25,875,128
Net Assets	$77,464,087	$17,596,424	$219,845,615

Net Assets:
Class A Shares	$13,265,336	$16,592,876	$—
Class B Shares	170,335	178,336	—
Class C Shares	658,654	825,212	—
Class I Shares	63,369,762	—	219,845,615
Total	$77,464,087	$17,596,424	$219,845,615

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	654,980	1,605,487	—
Class B Shares	10,001	25,343	—
Class C Shares	38,319	112,732	—
Class I Shares	3,033,788	—	16,025,684

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$20.25	$10.34	$—
Class B Shares(a)	$17.03	$7.04	$—
Class C Shares(a)	$17.19	$7.32	$—
Class I Shares	$20.89	$—	$13.72
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	—%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$21.32	$10.88	$—
____________________

(a)	Redemption Price per share varies by length of time shares are held.

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2015

			Opportunity
	Growth	Opportunity	Fund
	Fund	Fund	(Advisor)
Investment Income:
Investment Income from Affiliated Portfolios	$576,159	$128,290	$1,478,226
Expenses from Affiliated Portfolios	(551,268)	(164,405)	(1,894,258)
Total Investment Income	24,891	(36,115)	(416,032)

Expenses:
Administration:
Class A Shares	3,171	4,226	—
Class B Shares	56	63	—
Class C Shares	158	198	—
Class I Shares	15,041	—	51,691
Distribution:
Class B Shares	1,750	1,961	—
Class C Shares	4,937	6,186	—
Shareholder Servicing:
Class A Shares	32,632	39,034	—
Class B Shares	583	654	—
Class C Shares	1,646	2,062	—
Accounting	23,999	18,998	8,997
Compliance Services	815	203	2,231
Printing	14,510	5,471	17,055
Professional	21,875	17,374	26,919
Transfer Agent	55,122	50,324	61,581
Administrative Services	21,610	5,917	29,935
Trustee	2,344	564	6,496
Registration fees	31,526	26,934	20,572
Other	7,625	7,321	14,916
Total expenses before fee and expense reductions	239,400	187,490	240,393
Fees voluntarily reduced/reimbursed by Investment Adviser	—	(18,712)	—
Fees contractually reduced/reimbursed by Investment Adviser	(18,904)	(34,993)	—
Net Expenses	220,496	133,785	240,393

Net Investment Income (Loss)	(195,605)	(169,900)	(656,425)

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments from Affiliated Portfolios	9,076,016	(126,642)	(1,250,197)
Change in unrealized appreciation/depreciation on investments from Affiliated Portfolios	(2,676,864)	(71,319)	(3,000,512)

Net realized/unrealized gains (losses) on investments from Affiliated Portfolios	6,399,152	(197,961)	(4,250,709)
Change in Net Assets Resulting from Operations	$6,203,547	$(367,861)	$(4,907,134)

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Investment Activities:
Operations:
Net investment income (loss)	$(195,605)	$(190,388)	$(169,900)	$(182,586)
Net realized gains (losses) from investments	9,076,016	12,286,957	(126,642)	3,388,218
Change in unrealized appreciation/depreciation
on investments	(2,676,864)	(838,892)	(71,319)	(1,436,875)
Change in net assets resulting from operations	6,203,547	11,257,677	(367,861)	1,768,757

Distributions:
Net realized gains:
Class A Shares	(2,019,395)	(1,473,999)	(3,049,523)	(1,492,680)
Class B Shares	(54,222)	(61,772)	(79,546)	(63,060)
Class C Shares	(115,977)	(91,036)	(180,411)	(103,788)
Class I Shares	(9,610,318)	(7,953,745)	—	—
Change in net assets resulting from
distributions	(11,799,912)	(9,580,552)	(3,309,480)	(1,659,528)
Change in net assets resulting from
capital transactions	4,231,099	(5,327,302)	4,007,938	1,706,742
Change in net assets	(1,365,266)	(3,650,177)	330,597	1,815,971

Net Assets:
Beginning of period	78,829,353	82,479,530	17,265,827	15,449,856
End of period	$77,464,087	$78,829,353	$17,596,424	$17,265,827
Accumulated net investment income (loss)	$(182,413)	$(191,800)	$(160,996)	$(62,315)

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Opportunity Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$911,998	$496,557	$5,620,192	$1,938,423
Dividends reinvested	1,980,018	1,426,628	3,006,950	1,468,888
Value of shares redeemed	(2,152,764)	(1,492,047)	(4,754,026)	(1,701,878)
Class A Shares capital transactions	739,252	431,138	3,873,116	1,705,433

Class B Shares:
Dividends reinvested	54,223	61,488	79,546	63,060
Value of shares redeemed	(156,812)	(228,368)	(157,482)	(190,960)
Class B Shares capital transactions	(102,589)	(166,880)	(77,936)	(127,900)

Class C Shares:
Proceeds from shares issued	169,529	195,573	169,225	219,440
Dividends reinvested	115,977	89,319	180,411	102,306
Value of shares redeemed	(324,235)	(126,331)	(136,878)	(192,537)
Class C Shares capital transactions	(38,729)	158,561	212,758	129,209

Class I Shares:
Proceeds from shares issued	7,960,947	12,675,493	—	—
Dividends reinvested	9,568,372	7,911,912	—	—
Value of shares redeemed	(13,896,154)	(26,337,526)	—	—
Class I Shares capital transactions	3,633,165	(5,750,121)	—	—
Change in net assets resulting from capital transactions	$4,231,099	$(5,327,302)	$4,007,938	$1,706,742

SHARE TRANSACTIONS:
Class A Shares:
Issued	46,411	24,260	501,383	154,943
Reinvested	103,395	70,451	276,374	121,096
Redeemed	(106,044)	(70,856)	(428,289)	(135,770)
Change in Class A Shares	43,762	23,855	349,468	140,269

Class B Shares:
Reinvested	3,345	3,464	10,677	6,968
Redeemed	(9,435)	(12,832)	(20,497)	(20,434)
Change in Class B Shares	(6,090)	(9,368)	(9,820)	(13,466)

Class C Shares:
Issued	10,255	10,381	20,593	22,638
Reinvested	7,089	4,996	23,278	10,965
Redeemed	(18,438)	(6,864)	(14,948)	(19,935)
Change in Class C Shares	(1,094)	8,513	28,923	13,668

Class I Shares:
Issued	385,567	602,647	—	—
Reinvested	485,458	382,218	—	—
Redeemed	(676,361)	(1,244,759)	—	—
Change in Class I Shares	194,664	(259,894)	—	—

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2015	October 31, 2014
Investment Activities:
Operations:
Net investment income (loss)	$(656,425)	$(1,025,940)
Net realized gains (losses) from investments	(1,250,197)	43,323,713
Change in unrealized appreciation/depreciation on investments	(3,000,512)	(18,084,143)
Change in net assets resulting from operations	(4,907,134)	24,213,630

Distributions:
Net investment income:
Class I Shares	—	(433,947)
Net realized gains:
Class I Shares	(42,957,976)	(21,203,571)
Change in net assets resulting from distributions	(42,957,976)	(21,637,518)
Change in net assets resulting from capital transactions	62,474,171	(5,660,696)
Change in net assets	14,609,061	(3,084,584)

Net Assets:
Beginning of period	205,236,554	208,321,138
End of period	$219,845,615	$205,236,554
Accumulated net investment income (loss)	$(617,681)	$(587,018)

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund (Advisor)
	For the	For the
	year ended	year ended
	October 31, 2015	October 31, 2014

CAPITAL TRANSACTIONS:
Class I Shares:
Proceeds from shares issued	$53,094,557	$23,221,586
Dividends reinvested	42,818,632	21,593,694
Value of shares redeemed	(33,439,018)	(50,475,976)
Class I Shares capital transactions	62,474,171	(5,660,696)
Change in net assets resulting from capital transactions	$62,474,171	$(5,660,696)

SHARE TRANSACTIONS:
Class I Shares:
Issued	3,581,286	1,349,096
Reinvested	2,979,724	1,308,790
Redeemed	(2,286,235)	(2,969,584)
Change in Class I Shares	4,274,775	(311,698)

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC GROWTH FUND
Financial Highlights

Select data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
													Ratio
													of Net	Ratio
			Net Realized					Net			Net	Ratio	Investment	of Expenses
	Net Asset	Net	and Unrealized			Net Realized		Asset			Assets	of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Value,			at End	Expenses	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	End of	Total		of Period	to Average	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
Class A Shares
Year Ended October 31, 2015	$22.09	$(0.09)	$1.69	$1.60	$—	$(3.44)	$(3.44)	$20.25	8.15	%(d)	$13,265	1.20%	(0.45)%	1.22%	68%
Year Ended October 31, 2014	21.73	(0.09)	3.03	2.94	—	(2.58)	(2.58)	22.09	14.59%		13,504	1.20%	(0.44)%	1.21%	68%
Year Ended October 31, 2013	17.69	(0.01)	5.34	5.33	—	(1.29)	(1.29)	21.73	32.24	%(d)	12,761	1.20%	(0.05)%	1.21%	75%
Year Ended October 31, 2012	16.59	(0.06)	1.16	1.10	—	—	—	17.69	6.63	%(d)	11,327	1.20%	(0.36)%	1.27%	53%
Year Ended October 31, 2011	15.02	(0.07)	1.64	1.57	—	—	—	16.59	10.45	%(d)	15,349	1.18%	(0.45)%	1.18%	56%
Class B Shares
Year Ended October 31, 2015	19.24	(0.20)	1.43	1.23	—	(3.44)	(3.44)	17.03	7.32	%(d)	170	1.95%	(1.18)%	1.97%	68%
Year Ended October 31, 2014	19.36	(0.21)	2.67	2.46	—	(2.58)	(2.58)	19.24	13.81%		310	1.95%	(1.17)%	1.96%	68%
Year Ended October 31, 2013	16.02	(0.12)	4.75	4.63	—	(1.29)	(1.29)	19.36	31.16	%(d)	493	1.95%	(0.72)%	1.96%	75%
Year Ended October 31, 2012	15.13	(0.17)	1.06	0.89	—	—	—	16.02	5.88	%(d)	621	1.95%	(1.10)%	2.03%	53%
Year Ended October 31, 2011	13.80	(0.18)	1.51	1.33	—	—	—	15.13	9.64	%(d)	962	1.93%	(1.19)%	1.93%	56%
Class C Shares
Year Ended October 31, 2015	19.38	(0.21)	1.46	1.25	—	(3.44)	(3.44)	17.19	7.37	%(d)	659	1.95%	(1.20)%	1.97%	68%
Year Ended October 31, 2014	19.49	(0.22)	2.69	2.47	—	(2.58)	(2.58)	19.38	13.76%		764	1.95%	(1.19)%	1.96%	68%
Year Ended October 31, 2013	16.12	(0.14)	4.80	4.66	—	(1.29)	(1.29)	19.49	31.15	%(d)	602	1.95%	(0.81)%	1.96%	75%
Year Ended October 31, 2012	15.23	(0.18)	1.07	0.89	—	—	—	16.12	5.84	%(d)	482	1.95%	(1.14)%	2.03%	53%
Year Ended October 31, 2011	13.89	(0.18)	1.52	1.34	—	—	—	15.23	9.65	%(d)	251	1.94%	(1.21)%	1.94%	56%
Class I Shares
Year Ended October 31, 2015	22.63	(0.04)	1.74	1.70	—	(3.44)	(3.44)	20.89	8.44	%(d)	63,370	0.95%	(0.20)%	0.98%	68%
Year Ended October 31, 2014	22.14	(0.04)	3.11	3.07	—	(2.58)	(2.58)	22.63	14.94%		64,252	0.95%	(0.18)%	0.96%	68%
Year Ended October 31, 2013	17.99	0.04	5.42	5.46	(0.02)	(1.29)	(1.31)	22.14	32.49	%(d)	68,624	0.95%	0.20%	0.96%	75%
Year Ended October 31, 2012	16.83	(0.02)	1.18	1.16	—	—	—	17.99	6.89	%(d)	57,916	0.95%	(0.12)%	1.04%	53%
Year Ended October 31, 2011	15.19	(0.04)	1.68	1.64	—	—	—	16.83	10.80	%(d)	57,222	0.94%	(0.22)%	0.94%	56%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Growth Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.28%, 0.12%, 0.16% and 0.11% for the years ended October 31, 2011, 2012, 2013 and 2015, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND
Financial Highlights

Select data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
													Ratio
													of Net	Ratio
			Net Realized					Net			Net	Ratio	Investment	of Expenses
	Net Asset	Net	and Unrealized			Net Realized		Asset			Assets	of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Value,			at End	Expense	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	End of	Total		of Period	to Average	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
Class A Shares
Year Ended October 31, 2015	$12.83	$(0.10)	$(0.07)	$(0.17)	$—	$(2.32)	$(2.32)	$10.34	(2.21)%		$16,593	1.55%	(0.86)%	1.84%	63%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	—	(1.35)	(1.35)	12.83	11.57%		16,110	1.55%	(1.04)%	1.86%	66%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	—	(0.63)	(0.63)	12.78	34.02	%(d)	14,259	1.55%	(0.49)%	2.01%	70%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	—	(1.56)	(1.56)	10.13	12.08	%(d)	10,204	1.55%	(0.51)%	2.20%	59%
Year Ended October 31, 2011	9.67	(0.07)	1.19	1.12	—	(0.16)	(0.16)	10.63	11.59	%(d)	11,145	1.55%	(0.62)%	1.85%	69%
Class B Shares
Year Ended October 31, 2015	9.51	(0.13)	(0.02)	(0.15)	—	(2.32)	(2.32)	7.04	(2.90)%		178	2.30%	(1.61)%	2.60%	63%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	—	(1.35)	(1.35)	9.51	10.74%		334	2.30%	(1.74)%	2.60%	66%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	—	(0.63)	(0.63)	9.87	33.10	%(d)	480	2.30%	(1.24)%	2.77%	70%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	—	(1.56)	(1.56)	8.01	11.15	%(d)	499	2.30%	(1.25)%	2.99%	59%
Year Ended October 31, 2011	8.09	(0.12)	0.99	0.87	—	(0.16)	(0.16)	8.80	10.75	%(d)	536	2.30%	(1.36)%	2.64%	69%
Class C Shares
Year Ended October 31, 2015	9.80	(0.13)	(0.03)	(0.16)	—	(2.32)	(2.32)	7.32	(2.93)%		825	2.30%	(1.61)%	2.62%	63%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	—	(1.35)	(1.35)	9.80	10.64%		822	2.30%	(1.77)%	2.61%	66%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	—	(0.63)	(0.63)	10.14	33.15	%(d)	711	2.30%	(1.21)%	2.76%	70%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	—	(1.56)	(1.56)	8.21	11.14	%(d)	545	2.30%	(1.19)%	3.03%	59%
Year Ended October 31, 2011	8.25	(0.13)	1.02	0.89	—	(0.16)	(0.16)	8.98	10.79	%(d)	437	2.30%	(1.38)%	2.64%	69%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.13% for the years ended October 31, 2011, 2012 and 2013, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC OPPORTUNITY FUND (ADVISOR)
Financial Highlights

Select data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
													Ratio
													of Net	Ratio
			Net Realized					Net			Net	Ratio	Investment	of Expenses
	Net Asset	Net	and Unrealized			Net Realized		Asset			Assets	of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Value,			at End	Expenses	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	End of	Total		of Period	to Average	Average	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	Period	Return(b)		(000’s)	Net Assets	Net Assets	Reductions)	(c)
Class I Shares
Year Ended October 31, 2015	$17.47	$(0.05)	$(0.08)	$(0.13)	$—	$(3.62)	$(3.62)	$13.72	(1.69)%		$219,846	0.99%	(0.30)%	0.99%	63%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%		205,237	1.00%	(0.49)%	1.00%	66%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	—	(0.61)	(0.61)	17.27	34.70	%(d)	208,321	0.99%	0.07%	0.99%	70%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	—	(2.07)	(2.07)	13.40	12.50	%(d)	135,098	1.08%	(0.01)%	1.08%	59%
Year Ended October 31, 2011	12.77	(0.01)	1.57	1.56	—	(0.31)	(0.31)	14.02	12.25	%(d)	122,017	1.01%	(0.07)%	1.01%	69%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.13% for the years ended October 31, 2011, 2012 and 2013, respectively.
Amounts designated as “-” are $0 or have been rounded to $0.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2015, the Trust is composed of 17 separate operational funds and the Advisor Trust is composed of one operational fund, each a series of the HSBC Family of Funds, which also includes the HSBC Portfolios (the “Portfolio Trust”) (collectively the “Trusts”). The accompanying financial statements are presented for the following three funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust:

Fund	Short Name	Trust
HSBC Growth Fund	Growth Fund	Trust
HSBC Opportunity Fund	Opportunity Fund	Trust
HSBC Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust

All the Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in its respective Portfolio (as defined below).

		Proportionate
		Ownership
		Interest on
Fund	Respective Portfolio	October 31, 2015 (%)
HSBC Growth Fund	HSBC Growth Portfolio	100.0
HSBC Opportunity Fund	HSBC Opportunity Portfolio	7.4
HSBC Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	92.6

The HSBC Growth Portfolio and HSBC Opportunity Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the Portfolio Trust. The Portfolios operate as master funds in master-feeder arrangements and also may receive investments from certain fund of funds.

The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Advisor) offers one class of shares: Class I Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class B Shares of the Funds may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

HSBC FAMILY OF FUNDS       17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

The Funds record investments into the Portfolios on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed semi annually in the case of the Funds.

The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

18       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

In August 2014, the FASB issued Accounting Standards Update No. 2014-15 “Presentation of Financial Statements–Going Concern (Subtopic 205-40)” (“ASU 2014-15”), which requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 “Fair Value Measurement (Topic 820)” (“ASU 2015-07”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 also removes the requirement to make certain disclosures for all investments that may be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods.

Management is currently evaluating the implications of these ASUs and their impact on the financial statements and related disclosures has not yet been determined.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of October 31, 2015, from the valuation input levels used on October 31, 2014. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

HSBC FAMILY OF FUNDS       19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

The Funds record their investments in their respective Portfolios at fair value, which represents their proportionate ownership of the value of the Portfolios’ net assets. These investments are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included elsewhere in this report.

For the year ended October 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of October 31, 2015, all investments were categorized as Level 2 in the fair value hierarchy.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above. An amount equal to 50% of the administration fee is deemed to be class specific and is based on the daily net assets.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision by the Trusts’ Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $300,447 for the year ended October 31, 2015, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside’’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. For the year ended October 31, 2015, Foreside, as Distributor, also received $148,790, $0, and $15,776 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $45, $0, and $0 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.50% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust and Advisor Trust for regulatory administration services and blue sky exemption services. Until March 31, 2015, Citi also provided transfer agency services for each Fund. As transfer agent, Citi received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Effective March 31, 2015, transfer agent services were provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to SunGard Investor Services LLC (“SIS”), effective March 31, 2015. The transfer agency services, and fees charged for such services, are unchanged as a result of the separate agreement or the assignment to SIS.

Independent Trustees:

For the period January 1, 2015 through October 31, 2015 the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $12,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $12,000, with the exception of the Chair of the Audit Committee, who received a retainer of $15,000. The Trusts also paid the Chairman of the Board an additional annual retainer of $30,000.

Prior to January 1, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who received a retainer of $6,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Other:

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative Services.”

Fee Reductions:

The Investment Adviser has contractually agreed to limit, through March 1, 2016, the annual total expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributed to a Fund’s investment in investment companies of certain Funds. Each affected Fund Class has its own expense limitation based on the average daily net assets for any full fiscal year as follows:

		Current Contractual
		Expense
Fund	Class	Limitation(%)
Growth Fund	A	1.20
Growth Fund	B	1.95
Growth Fund	C	1.95
Growth Fund	I	0.95
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Advisor)	I	1.10

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2015, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2015, the repayments that may potentially be made by the Funds are as follows:

Fund	2018($)	2017($)	2016($)	Total($)
Growth Fund	18,904	6,785	5,267	30,956
Opportunity Fund	34,993	34,544	46,445	115,982
____________________

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

Contributions to and withdrawals from the respective Portfolios for the year ended October 31, 2015 totaled:

Fund	Contributions ($)	Withdrawals ($)
Growth Fund	4,661,525	12,493,383
Opportunity Fund	4,506,928	3,928,473
Opportunity Fund (Advisor)	40,758,900	21,422,971

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

6. Federal Income Tax Information:

The tax character of dividends paid by the Funds during the tax year ended October 31, 2015 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	—	11,799,912	11,799,912	—	11,799,912
Opportunity Fund	572,116	2,737,364	3,309,480	—	3,309,480
Opportunity Fund (Advisor)	8,144,105	34,813,856	42,957,961	15	42,957,976
The tax character of dividends paid by the Funds during the tax year ended October 31, 2014 was as follows:

	Dividends paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Growth Fund	848,249	8,732,303	9,580,552	—	9,580,552
Opportunity Fund	29,031	1,630,497	1,659,528	—	1,659,528
Opportunity Fund (Advisor)	2,223,373	19,414,145	21,637,518	—	21,637,518
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital and	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	(Depreciation)	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Growth Fund	—	—	8,022,994	8,022,994	—	(182,413)	17,490,653	25,331,234
Opportunity Fund	—	—	—	—	—	(254,288)	2,127,593	1,873,305
Opportunity Fund
(Advisor)	—	—	—	—	—	(1,482,280)	25,416,180	23,933,900
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

As of the tax year ended October 31, 2015, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Opportunity Fund	93,292	—	93,292
Opportunity Fund (Advisor)	—	864,599	864,599

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2015 (continued)

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2015, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2016.

Late Year
Ordinary Losses
($)
Growth Fund	182,413
Opportunity Fund	160,996
Opportunity Fund (Advisor)	617,681

7. Significant Shareholders:

The Funds each have one or more shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares, respectively. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Subsequent Events:

At a meeting on December 17-18, 2015, the Trust’s Board of Trustees approved a plan of liquidation to close the HSBC Growth Fund. The liquidation of the HSBC Growth Fund is expected to be effective on or about February 12, 2016. Effective December 18, 2015, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Fund from other funds of the Trust. Investors may continue to redeem shares of the Fund.

At a meeting of the Board of Trustees of the Trusts held on December 17-18, 2015, the Trustees of the Trusts approved on behalf of each Trust and each of the Funds a form of Agreement and Plan of Reorganization (the “Plan”) and other proposals subject to shareholder approval. The Plan will be submitted to a vote of shareholders of the Funds at a special meeting of shareholders to be held in 2016. The Plan calls for the reorganization and redomiciliation of the Funds, which are series of either a Massachusetts business trust (the Trust and Advisor Trust) or a New York trust (the Portfolio Trust), with and into corresponding “shell” series (“New Funds”) of a single newly formed Delaware statutory trust (the “Redomiciliation”). If approved by shareholders, the Redomiciliation is expected to occur in the second calendar quarter of 2016. Upon completion of the Redomiciliation, shareholders of the Funds would own shares of the corresponding class of the New Funds that are equal in value to the shares of the Fund that were held by the shareholders immediately prior to the closing of the Redomiciliation. In addition, the respective share classes of each of the New Funds would assume the performance, financial and other historical information of those of the corresponding Fund. The Redomiciliation is not expected to have an impact on the continuing of operations of the Funds. Additional information about the Plan and the other proposals will be included in the Trusts’ proxy statement that is expected to be mailed to shareholders in March 2016.

On November 30, 2015, SunGard Investor Services LLC announced that its acquisition by Fidelity National Information Services was completed. The transfer agency services, and fees charged for such services, are unchanged as a result of the acquisition.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

24       HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of HSBC Funds and
HSBC Advisor Funds Trust

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of HSBC Growth Fund and HSBC Opportunity Fund (each a portfolio of HSBC Funds) and HSBC Opportunity Fund (Advisor) (a portfolio of HSBC Advisor Funds Trust) (collectively, the “Funds”) at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The accompanying statements of changes in net assets for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those statements and financial highlights.

As discussed in Note 8 to the financial statements, the Board of Trustees has approved a plan of liquidation to close the HSBC Growth Fund.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2015 (Unaudited)

During the year ended October 31, 2015, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Growth Fund	—	11,799,912
Opportunity Fund	572,116	2,737,364
Opportunity Fund (Advisor)	8,144,105	34,813,856

For the year ended October 31, 2015, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends
Received
Deduction (%)
Opportunity Fund	21.61
Opportunity Fund (Advisor)	17.73

For the year ended October 31, 2015, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV:

Qualified
Dividend
Income (%)
Opportunity Fund	22.45
Opportunity Fund (Advisor)	18.41

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Growth Fund	Class A Shares	$1,000.00	$1,034.70	$6.15	1.20%
	Class B Shares	1,000.00	1,030.90	9.98	1.95%
	Class C Shares	1,000.00	1,031.20	9.98	1.95%
	Class I Shares	1,000.00	1,036.20	4.88	0.95%
Opportunity Fund	Class A Shares	1,000.00	920.70	7.50	1.55%
	Class B Shares	1,000.00	916.70	11.11	2.30%
	Class C Shares	1,000.00	916.10	11.11	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	922.70	4.80	0.99%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       27

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Growth Fund	Class A Shares	$1,000.00	$1,019.16	$6.11	1.20%
	Class B Shares	1,000.00	1,015.38	9.91	1.95%
	Class C Shares	1,000.00	1,015.38	9.91	1.95%
	Class I Shares	1,000.00	1,020.42	4.84	0.95%
Opportunity Fund	Class A Shares	1,000.00	1,017.39	7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,020.21	5.04	0.99%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

28       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* October 31, 2015 (Unaudited)

HSBC Growth Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Internet Software & Services	12.9
IT Services	9.5
Software	9.1
Biotechnology	9.0
Internet & Catalog Retail	8.9
Health Care Equipment & Supplies	4.6
Hotels, Restaurants & Leisure	4.2
Chemicals	4.3
Textiles, Apparel & Luxury Goods	4.2
Specialty Retail	4.1
Technology Hardware, Storage & Peripherals	3.6
Food & Staples Retailing	2.8
Pharmaceuticals	2.8
Health Care Providers & Services	2.8
Media	2.7
Industrial Conglomerates	2.5
Real Estate Investment Trusts (REITs)	2.0
Wireless Telecommunication Services	1.7
Airlines	1.6
Life Sciences Tools & Services	1.3
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	1.2
Investment Company	1.1
Auto Components	0.7
Automobiles	0.6
Capital Markets	0.3
Oil, Gas & Consumable Fuels	0.3
Total	100.0

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Biotechnology	9.0
Specialty Retail	8.5
Software	5.8
Investment Company	5.3
Machinery	4.9
IT Services	4.9
Household Durables	4.6
Hotels, Restaurants & Leisure	4.5
Health Care Equipment & Supplies	4.1
Pharmaceuticals	3.7
Building Products	3.3
Communications Equipment	3.0
Chemicals	2.7
Professional Services	2.6
Capital Markets	2.7
Diversified Consumer Services	2.5
Media	2.1
Insurance	2.0
Life Sciences Tools & Services	2.0
Oil, Gas & Consumable Fuels	2.0
Semiconductors & Semiconductor Equipment	1.9
Internet Software & Services	1.9
Banks	1.7
Road & Rail	1.7
Commercial Services & Supplies	1.5
Health Care Technology	1.6
Real Estate Investment Trusts (REITs)	1.5
Health Care Providers & Services	1.4
Aerospace & Defense	1.3
Electronic Equipment, Instruments &
Components	1.3
Real Estate Management & Development	1.4
Airlines	1.1
Trading Companies & Distributors	1.0
Leisure Products	0.5
Total	100.0
____________________

*     Portfolio composition is subject to change.

HSBC PORTFOLIOS       29

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2015

Common Stocks – 99.4%

	Shares	Value ($)
Airlines – 1.6%
Delta Air Lines, Inc.	24,600	1,250,664
Auto Components – 0.7%
Delphi Automotive plc	6,400	532,416
Automobiles – 0.6%
Tesla Motors, Inc. (a)	2,100	434,553
Biotechnology – 9.1%
AbbVie, Inc.	10,700	637,185
Alexion Pharmaceuticals, Inc. (a)	8,365	1,472,239
BioMarin Pharmaceutical, Inc. (a)	2,520	294,941
Celgene Corp. (a)	17,950	2,202,644
Gilead Sciences, Inc.	10,450	1,129,959
Regeneron Pharmaceuticals, Inc. (a)	805	448,699
Vertex Pharmaceuticals, Inc. (a)	6,895	860,082
		7,045,749
Capital Markets – 0.3%
The Charles Schwab Corp.	7,700	235,004
Chemicals – 4.3%
Ecolab, Inc.	10,650	1,281,727
PPG Industries, Inc.	10,160	1,059,282
Sherwin-Williams Co.	3,745	999,278
		3,340,287
Food & Staples Retailing – 2.9%
Costco Wholesale Corp.	5,900	932,908
CVS Health Corp.	12,950	1,279,201
		2,212,109
Health Care Equipment & Supplies – 4.7%
Boston Scientific Corp. (a)	58,100	1,062,068
DexCom, Inc. (a)	9,180	764,878
Edwards Lifesciences Corp. (a)	5,360	842,324
Medtronic plc	12,750	942,480
		3,611,750
Health Care Providers & Services – 2.8%
Envision Healthcare Holdings, Inc. (a)	23,900	673,980
UnitedHealth Group, Inc.	13,000	1,531,140
		2,205,120
Hotels, Restaurants & Leisure – 4.3%
Chipotle Mexican Grill, Inc. (a)	1,260	806,690
Hilton Worldwide Holdings, Inc.	43,700	1,092,063
Starbucks Corp.	22,400	1,401,568
		3,300,321
Industrial Conglomerates – 2.5%
Danaher Corp.	13,200	1,231,691
General Electric Co.	25,400	734,568
		1,966,259
Internet & Catalog Retail – 8.9%
Amazon.com, Inc. (a)	5,685	3,558,242
Ctrip.com International Ltd., ADR (a)	6,900	641,493
Netflix, Inc. (a)	5,780	626,436
The Priceline Group, Inc. (a)	1,430	2,079,563
		6,905,734
Internet Software & Services – 12.9%
Alibaba Group Holding Ltd., ADR (a)	11,550	968,237
Alphabet, Inc., Class A (a)	2,630	1,939,336
Alphabet, Inc., Class C (a)	2,663	1,892,887
Costar Group, Inc. (a)	3,695	750,344
Facebook, Inc., Class A (a)	26,750	2,727,697
LinkedIn Corp., Class A (a)	7,175	1,728,242
		10,006,743
IT Services – 9.4%
First Data Corp., Class A (a)	71,200	1,127,808
MasterCard, Inc., Class A	17,100	1,692,729
PayPal Holdings, Inc. (a)	29,200	1,051,492
Visa, Inc., Class A	44,000	3,413,520
		7,285,549
Life Sciences Tools & Services – 1.3%
Quintiles Transnational
Holdings, Inc. (a)	15,500	986,575
Media – 2.7%
Liberty Global plc, Class C (a)	16,250	692,900
The Walt Disney Co.	12,300	1,399,002
		2,091,902
Oil, Gas & Consumable Fuels – 0.3%
Concho Resources, Inc. (a)	2,300	266,593
Pharmaceuticals — 2.8%
Allergan plc (a)	2,040	629,279
Bristol-Myers Squibb Co.	23,900	1,576,205
		2,205,484
Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp.	14,900	1,523,227
Road & Rail – 1.2%
Union Pacific Corp.	10,450	933,708
Semiconductors & Semiconductor Equipment – 1.2%
Avago Technologies Ltd.	7,800	960,414
Software – 9.2%
Adobe Systems, Inc. (a)	21,000	1,861,861
Intuit, Inc.	11,050	1,076,602
Microsoft Corp.	13,600	715,904
Mobileye NV (a)	20,600	937,712
Salesforce.com, Inc. (a)	15,000	1,165,650
ServiceNow, Inc. (a)	10,000	816,500
Workday, Inc., Class A (a)	6,900	544,893
		7,119,122

30 HSBC PORTFOLIOS	See notes to financial statements.

HSBC GROWTH PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2015 (concluded)

Common Stocks, continued

	Shares	Value ($)
Specialty Retail – 4.2%
L Brands, Inc.	8,050	772,639
The Home Depot, Inc.	12,600	1,557,864
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	5,120	890,675
		3,221,178
Technology Hardware, Storage & Peripherals – 3.6%
Apple, Inc.	23,180	2,770,010
Textiles, Apparel & Luxury Goods – 4.2%
Lululemon Athletica, Inc. (a)	10,800	531,036
NIKE, Inc., Class B	18,000	2,358,540
Under Armour, Inc., Class A (a)	4,200	399,336
		3,288,912
Wireless Telecommunication Services — 1.7%
SBA Communications Corp.,
Class A (a)	11,200	1,333,024
TOTAL COMMON STOCKS
(COST $58,819,512)		77,032,407

Investment Company — 1.1%

Northern Institutional Diversified Assets
Portfolio, Institutional Shares,
0.01% (b)	883,466	883,466
TOTAL INVESTMENT COMPANY
(COST $883,466)		883,466
TOTAL INVESTMENT SECURITIES
(COST $59,702,978) – 100.5%		77,915,873
Other Assets (Liabilities) – (0.5)%		(392,242)
NET ASSETS – 100%		77,523,631
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.

ADR – American Depositary Receipt

See notes to financial statements.	HSBC PORTFOLIOS 31

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2015

Common Stocks – 96.4%

	Shares	Value ($)
Aerospace & Defense – 1.4%
TransDigm Group, Inc. (a)	14,695	3,230,696
Airlines – 1.2%
Allegiant Travel Co.	13,857	2,736,065
Banks – 1.7%
First Republic Bank	61,590	4,022,443
Biotechnology – 9.1%
ACADIA Pharmaceuticals, Inc. (a)	33,950	1,182,139
ARIAD Pharmaceuticals, Inc. (a)	389,950	2,667,258
Medivation, Inc. (a)	110,880	4,663,613
Merrimack Pharmaceuticals, Inc. (a)	241,210	2,252,901
Neurocrine Biosciences, Inc. (a)	48,870	2,399,028
Prothena Corp. plc (a)	8,790	452,773
PTC Therapeutics, Inc. (a)	67,105	1,668,901
Puma Biotechnology, Inc. (a)	8,050	663,481
United Therapeutics Corp. (a)	38,790	5,687,779
		21,637,873
Building Products – 3.4%
A.O. Smith Corp.	15,570	1,196,087
Builders FirstSource, Inc. (a)	164,830	1,948,291
Lennox International, Inc.	36,625	4,864,166
		8,008,544
Capital Markets – 2.7%
Affiliated Managers Group, Inc. (a)	11,925	2,149,601
Raymond James Financial, Inc.	78,790	4,342,116
		6,491,717
Chemicals – 2.8%
PolyOne Corp.	55,750	1,864,280
RPM, Inc.	26,050	1,190,746
W.R. Grace & Co. (a)	35,130	3,523,539
		6,578,565
Commercial Services & Supplies – 1.6%
Knoll, Inc.	160,910	3,739,548
Communications Equipment – 3.0%
CommScope Holding Co., Inc. (a)	37,940	1,230,394
Palo Alto Networks, Inc. (a)	37,000	5,957,000
		7,187,394
Diversified Consumer Services – 2.5%
Nord Anglia Education, Inc. (a)	124,790	2,445,884
Service Corp. International	125,990	3,560,477
		6,006,361
Electronic Equipment, Instruments & Components – 1.4%
Ingram Micro, Inc.	108,580	3,233,512
Health Care Equipment & Supplies – 4.2%
Align Technology, Inc. (a)	67,530	4,420,514
DENTSPLY International, Inc.	55,355	3,368,352
Wright Medical Group NV (a)	114,688	2,216,928
		10,005,794
Health Care Providers & Services – 1.5%
Team Health Holdings, Inc. (a)	58,550	3,493,679
Health Care Technology – 1.6%
Allscripts Healthcare Solutions, Inc. (a)	272,810	3,835,709
Hotels, Restaurants & Leisure – 4.5%
Jack in the Box, Inc.	49,290	3,673,584
Sonic Corp.	96,200	2,745,548
Vail Resorts, Inc.	38,285	4,370,998
		10,790,130
Household Durables – 4.7%
Harman International Industries, Inc.	22,090	2,429,016
Jarden Corp. (a)	104,832	4,696,474
Tempur Sealy International, Inc. (a)	52,130	4,057,799
		11,183,289
Insurance – 2.1%
Assurant, Inc.	60,080	4,898,322
Internet Software & Services – 1.9%
Costar Group, Inc. (a)	22,030	4,473,632
IT Services – 5.0%
Genpact Ltd. (a)	73,560	1,822,817
Sabre Corp.	106,690	3,128,151
Total System Services, Inc.	86,140	4,518,043
VeriFone Systems, Inc. (a)	82,020	2,472,083
		11,941,094
Leisure Products – 0.5%
Polaris Industries, Inc.	9,720	1,091,945
Life Sciences Tools & Services – 2.0%
Mettler-Toledo International, Inc. (a)	15,409	4,792,045
Machinery – 5.0%
Middleby Corp. (a)	34,420	4,025,075
Snap-on, Inc.	27,320	4,532,114
WABCO Holdings, Inc. (a)	29,990	3,365,778
		11,922,967
Media – 2.1%
Interpublic Group of Cos., Inc.	51,930	1,190,755
Nexstar Broadcasting Group, Inc., Class A	71,750	3,819,252
		5,010,007

32	HSBC PORTFOLIOS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of October 31, 2015 (concluded)

Common Stocks, continued

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 2.0%
Tesoro Corp.	44,105	4,716,148
Pharmaceuticals – 3.7%
Jazz Pharmaceuticals plc (a)	41,033	5,633,010
Pacira Pharmaceuticals, Inc. (a)	64,960	3,244,752
		8,877,762
Professional Services – 2.7%
IHS, Inc., Class A (a)	33,110	3,957,970
Robert Half International, Inc.	46,090	2,427,099
		6,385,069
Real Estate Investment Trusts (REITs) – 1.5%
Starwood Property Trust, Inc.	177,210	3,560,149
Real Estate Management & Development – 1.4%
Jones Lang LaSalle, Inc.	20,530	3,422,556
Road & Rail – 1.7%
Genesee & Wyoming, Inc.,
Class A (a)	36,730	2,464,583
Werner Enterprises, Inc.	62,880	1,663,805
		4,128,388
Semiconductors & Semiconductor Equipment – 1.9%
On Semiconductor Corp. (a)	374,650	4,121,150
Qorvo, Inc. (a)	11,650	511,785
		4,632,935
Software – 5.9%
Fortinet, Inc. (a)	117,950	4,052,762
QLIK Technologies, Inc. (a)	82,120	2,576,104
ServiceNow, Inc. (a)	63,600	5,192,941
Splunk, Inc. (a)	37,890	2,127,902
		13,949,709
Specialty Retail – 8.7%
Asbury Automotive Group, Inc. (a)	41,765	3,307,788
Restoration Hardware Holdings,
Inc. (a)	44,480	4,585,443
Signet Jewelers Ltd.	25,560	3,858,026
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	34,420	5,987,703
Williams-Sonoma, Inc.	39,144	2,886,870
		20,625,830
Trading Companies & Distributors – 1.0%
HD Supply Holdings, Inc. (a)	78,390	2,335,238
TOTAL COMMON STOCKS
(COST $200,831,870)		228,945,115

Investment Company – 5.4%

Northern Institutional Government
Select Portfolio, Institutional Shares,
0.01% (b)	12,771,487	12,771,487
TOTAL INVESTMENT COMPANY
(COST $12,771,487)		12,771,487
TOTAL INVESTMENT SECURITIES
(COST $213,603,357) – 101.7%		241,716,602
Other Assets (Liabilities) – (1.7)%		(4,121,860)
NET ASSETS – 100%		$237,594,742
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.

See notes to financial statements.	HSBC PORTFOLIOS 33

HSBC PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2015

	HSBC	HSBC
	Growth	Opportunity
	Portfolio	Portfolio
Assets:
Investment securities, at value	$77,915,873	$241,716,602
Dividends receivable	16,838	28,626
Receivable for investments sold	1,103,874	2,116,908
Prepaid expenses	502	1,194
Total Assets	79,037,087	243,863,330

Liabilities:
Payable for investments purchased	1,448,603	6,069,784
Accrued expenses and other liabilities:
Investment Management	11,140	49,611
Sub-Advisory	25,463	109,143
Administration	1,501	4,674
Compliance Services	10	15
Accounting	6,883	6,820
Custodian	3,497	6,162
Trustee	335	1,157
Other	16,024	21,222
Total Liabilities	$1,513,456	$6,268,588

Applicable to investors’ beneficial interest	$77,523,631	$237,594,742
Total Investments, at cost	$59,702,978	$213,603,357

34 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS

Statements of Operations—For the year ended October 31, 2015

	Growth	Opportunity
	Portfolio	Portfolio
Investment Income:
Dividends	$577,554	$1,606,516
Foreign tax withholding	(1,395)	—
Total Investment Income	576,159	1,606,516

Expenses:
Investment Management Fees	134,559	586,260
Sub-Advisory Fees	307,511	1,289,776
Administration	18,482	56,343
Accounting	41,867	41,871
Compliance Services	811	2,437
Custodian	13,950	23,341
Printing	2,723	9,819
Professional	25,079	30,765
Trustee	2,328	7,109
Other	3,958	10,942
Total Expenses	551,268	2,058,663

Net Investment Income (Loss)	$24,891	$(452,147)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains (losses) from investment securities	9,076,017	(1,376,839)
Change in unrealized appreciation/depreciation on investments	(2,676,864)	(3,071,831)

Net realized/unrealized gains (losses) on investments	6,399,153	(4,448,670)
Change in Net Assets Resulting from Operations	$6,424,044	$(4,900,817)

See notes to financial statements.	HSBC PORTFOLIOS 35

HSBC PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		Opportunity Portfolio
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014
Investment Activities:
Operations:
Net investment income (loss)	$24,891	$63,233	$(452,147)	$(846,122)
Net realized gains (losses) from investments	9,076,017	16,100,579	(1,376,839)	48,125,818
Change in unrealized appreciation/depreciation on
investments	(2,676,864)	(4,167,672)	(3,071,831)	(20,630,917)
Change in net assets resulting from operations	6,424,044	11,996,140	(4,900,817)	26,648,779
Proceeds from contributions	4,661,525	6,730,596	45,265,828	17,143,763
Value of withdrawals	(12,493,383)	(28,479,757)	(25,351,444)	(48,280,031)
Charge in net assets resulting from transactions
in investors’ beneficial interest	(7,831,858)	(21,749,161)	19,914,384	(31,136,268)
Change in net assets	(1,407,814)	(9,753,021)	15,013,567	(4,487,489)

Net Assets:
Beginning of period	78,931,445	88,684,466	222,581,175	227,068,664
End of period	$77,523,631	$78,931,445	$237,594,742	$222,581,175

36 HSBC PORTFOLIOS	See notes to financial statements.

HSBC PORTFOLIOS
Financial Highlights

		Ratios/Supplementary Data
					Ratio of
				Ratio of Net	Expenses
			Ratio of Net	Investment	to Average
		Net Assets at	Expenses to	Income (Loss)	Net Assets
	Total	End of Period	Average Net	to Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
GROWTH PORTFOLIO
Year Ended October 31, 2015	8.67%	$77,524	0.72%	0.03%	0.72%	68%
Year Ended October 31, 2014	15.22%	78,931	0.69%	0.07%	0.69%	68%
Year Ended October 31, 2013	32.84%	88,684	0.69%	0.46%	0.69%	75%
Year Ended October 31, 2012	7.18%	79,018	0.71%	0.13%	0.71%	53%
Year Ended October 31, 2011	11.07%	105,289	0.66%	0.07%	0.66%	56%
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2015	(1.57)%	$237,595	0.88%	(0.19)%	0.88%	63%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%
Year Ended October 31, 2011	12.40%	141,324	0.88%	0.05%	0.88%	69%

See notes to financial statements.	HSBC PORTFOLIOS 37

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015

1. Organization:

The HSBC Portfolios (the “Portfolios Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolios Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name
HSBC Growth Portfolio	Growth Portfolio
HSBC Opportunity Portfolio	Opportunity Portfolio

The Portfolios operate as master funds in master-feeder arrangements, in which other feeder funds invest all or part of their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

The Portfolios are diversified series of the Portfolios Trust and are part of the HSBC Family of Funds, which also includes HSBC Advisor Funds Trust and HSBC Funds (collectively the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

The following represents each feeder fund’s proportionate ownership interest in the Portfolios:

		Proportionate
		Ownership Interest on
Feeder Fund	Respective Portfolio	October 31, 2015 (%)
HSBC Growth Fund	HSBC Growth Portfolio	100.0
HSBC Opportunity Fund	HSBC Opportunity Portfolio	7.4
HSBC Opportunity Fund (Advisor)	HSBC Opportunity Portfolio	92.6

Under the Portfolios Trust’s organizational documents, the Portfolios Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios Trust expects that risk of loss to be remote.

The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

38       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

The Portfolios make an allocation of their net investment income and realized gains and losses from securities transactions to their investors in proportion to their investment in the Portfolios.

Expense Allocations:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among the applicable portfolios or funds within the Trusts in relation to the net assets or on another reasonable basis.

Federal Income Taxes:

The Opportunity Portfolio is treated as a partnership for U.S. federal income tax purposes. Accordingly, the Opportunity Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Opportunity Portfolio are allocated for tax purposes their respective share of the Opportunity Portfolio’s ordinary income and realized gains or losses. It is intended that the Opportunity Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies. The Growth Portfolio is a disregarded entity for U.S. federal income tax purposes and the assets, liabilities, income, expenses and capital gains or losses of the Growth Portfolio are treated as those of the sole remaining feeder fund.

Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

In August 2014, the FASB issued Accounting Standards Update No. 2014-15 “Presentation of Financial Statements–Going Concern (Subtopic 205-40)” (“ASU 2014-15”), which requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 “Fair Value Measurement (Topic 820)” (“ASU 2015-07”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 also removes the requirement to make certain disclosures for all investments that may be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods.

Management is currently evaluating the implications of these ASUs and their impact on the financial statements and related disclosures have not yet been determined.

HSBC PORTFOLIOS       39

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

3. Investment Valuation Summary:

The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Portfolios’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Portfolios determine transfers between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of October 31, 2015, from the valuation input levels used on October 31, 2014. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values (“NAVs”), as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Portfolios Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Portfolios Trust cannot ensure that fair values determined would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

For the year ended October 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of October 31, 2015, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investment for each Portfolio.

40       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolios Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, LLC. (“Winslow”) and Westfield Capital Management Company, L.P. (“Westfield”) serve as subadvisers for the Growth Portfolio and Opportunity Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated
with HSBC:	Fee Rate(%)
Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375
____________________

*	The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets. Currently, the Investment Adviser’s contractual fee is 0.25% and Westfield’s contractual fee is 0.55%.

Administration:

HSBC also serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the funds of the HSBC Funds and HSBC Advisor Fund that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Funds and HSBC Advisor Funds Trust, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02% which is retained by HSBC.

HSBC PORTFOLIOS       41

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $300,447 for the year ended October 31, 2015, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

Citi provides fund accounting services for the Portfolios Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses that, is accrued daily and paid monthly. Citi receives additional fees paid by the Trust for regulatory administration services.

Independent Trustees:

For the period January 1, 2015 through October 31, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $12,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $12,000, with the exception of the Chair of the Audit Committee, who received a retainer of $15,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $30,000.

Prior to January 1, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who received a retainer of $6,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

Other:

The Portfolios may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2015, the Portfolios purchased the following amounts of such securities:

Purchases ($)
Growth Portfolio	1,393,500

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Portfolios invest.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2015 were as follows:

	Purchases ($)	Sales ($)
Growth Portfolio	51,679,119	58,710,765
Opportunity Portfolio	163,244,050	143,144,294

For the year ended October 31, 2015, there were no long-term U.S. government securities held by the Portfolios.

42       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Notes to Financial Statements—as of October 31, 2015 (continued)

6. Federal Income Tax Information:

At October 31, 2015, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Growth Portfolio	60,032,978	18,261,249	(770,596)	17,490,653
Opportunity Portfolio	214,440,808	38,867,547	(11,591,753)	27,275,794
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

At a meeting on December 17-18, 2015, the Trust’s Board of Trustees approved a plan of liquidation to close the HSBC Growth Portfolio. The liquidation of the HSBC Growth Portfolio is expected to be effective on or about February 12, 2016.

At a meeting of the Board of Trustees of the Trusts held on December 17-18, 2015, the Trustees of the Trusts approved on behalf of each Trust and each of the Funds a form of Agreement and Plan of Reorganization (the “Plan”) and other proposals subject to shareholder approval. The Plan will be submitted to a vote of shareholders of the Funds at a special meeting of shareholders to be held in 2016. The Plan calls for the reorganization and redomiciliation of the Funds, which are series of either a Massachusetts business trust (the Trust and Advisor Trust) or a New York trust (the Portfolio Trust), with and into corresponding “shell” series (“New Funds”) of a single newly formed Delaware statutory trust (the “Redomiciliation”). If approved by shareholders, the Redomiciliation is expected to occur in the second calendar quarter of 2016. Upon completion of the Redomiciliation, shareholders of the Funds would own shares of the corresponding class of the New Funds that are equal in value to the shares of the Fund that were held by the shareholders immediately prior to the closing of the Redomiciliation. In addition, the respective share classes of each of the New Funds would assume the performance, financial and other historical information of those of the corresponding Fund. The Redomiciliation is not expected to have an impact on the continuing operations of the Funds. Additional information about the Plan and the other proposals will be included in the Trusts’ proxy statement that is expected to be mailed to shareholders in March 2016.

On November 30, 2015, SunGard Investor Services LLC announced that its acquisition by Fidelity National Information Services was completed. The transfer agency services, and fees charged for such services, are unchanged as a result of the acquisition.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC PORTFOLIOS       43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of HSBC Portfolios

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of HSBC Growth Portfolio and HSBC Opportunity Portfolio (each a portfolio of HSBC Portfolios and hereafter referred to as the “Funds”) at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The accompanying statements of changes in net assets for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those statements and financial highlights.

As discussed in Note 7 to the financial statements, the Board of Trustees has approved a plan of liquidation to close the HSBC Growth Portfolio.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

44       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Growth Portfolio	$1,000.00	$1,037.30	$3.70	0.72%
Opportunity Portfolio	1,000.00	923.20	4.27	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Growth Portfolio	$1,000.00	$1,021.58	$3.67	0.72%
Opportunity Portfolio	1,000.00	1,020.77	4.48	0.88%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC PORTFOLIOS       45

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Other Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED
TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	24	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2013 to present	Private Investor (2003 – present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 – 2002); Board Member, Dresdner Global Asset Management Board (2000 – 2002); Chief Operating Officer and Senior Managing Director, Dresdner RCM Global Investors (1998 – 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996 – 1998)	24	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (2000-present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	24	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003-2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Executive Vice President and Chief Financial Officer, Republic New York Corporation (1976-2000)	24	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 52	Trustee	Indefinite; 2011 to present	Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011-present); President and Chief Executive Officer, Fisher Francis Trees & Watts (“FFTW”) (investment adviser), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	24	None
____________________

*     Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

46       HSBC PORTFOLIOS

HSBC PORTFOLIOS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 57	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 52	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 39	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi (2008-present)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Assistant Secretary	One year; 2014 to present	Assistant Vice President, Regulatory Administration, Citi (2013 - present); Senior Specialist, Regulatory Administration, NGAM (2010-2013); Vice President and Manager. Regulatory Administration, BNY Mellon (2004-2010)

CHARLES L. BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, Ms. Melito-Dezan, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC PORTFOLIOS       47

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

48       HSBC PORTFOLIOS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Growth Portfolio
Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, MN 55402

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

SunGard Investor Services, LLC
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-A-RTL-1215	12/15

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2015

EMERGING MARKET FUNDS	Class A	Class I	Class S
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX
HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX
HSBC Frontier Markets Fund	HSFAX	HSFIX	—
HSBC Total Return Fund	HTRAX	HTRIX	HTRSX
HSBC Asia ex-Japan Smaller Companies Equity Fund	HAJAX	HAJIX	HAJSX
HSBC Global High Yield Bond Fund	HBYAX	HBYIX	—
HSBC Global High Income Bond Fund	HBIAX	HBIIX	—

HSBC Family of Funds
Annual Report - October 31, 2015

Glossary of Terms
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	18

Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	20
HSBC Emerging Markets Local Debt Fund	24
HSBC Frontier Markets Fund	30
HSBC Total Return Fund	32
HSBC Asia ex-Japan Smaller Companies Equity Fund	40
HSBC Global High Yield Bond Fund	42
HSBC Global High Income Bond Fund	49
Statements of Assets and Liabilities	56
Statements of Operations	60
Statements of Changes in Net Assets	62
Financial Highlights	68
Notes to Financial Statements	75
Report of Independent Registered Public Accounting Firm	98
Other Federal Income Tax Information	99
Investment Adviser Contract Approval	100
Table of Shareholder Expenses	102
Board of Trustees and Officers	104
Other Information	106

Glossary of Terms

Barclays Emerging Markets USD Aggregate Index is a flagship hard currency Emergency Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund country classification.

Barclays Euro Aggregate Bond Index is an index that tracks fixed-rate, investment-grade Euro-denominated securities. Inclusion is based on the currency of the issue, and not the domicile of the issuer. The principal sectors in the index are Treasury, Corporate, Government-Related and Securitised. Securities in the index are part of the Pan-European Aggregate and the Global Aggregate Indices.

Barclays Global Aggregate Index is a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays High Income Bond Composite Index is comprised of indexes across US, Euro and EM markets. Components include: 20% Barclays US Corporate Baa, 15% Barclays High Yield Ba, 15% Barclays Euro Aggregate Corporate Baa USD Hedged, 15% Barclays Euro HY BB Rating Only USD Hedged, and 35% Barclays EM USD Aggregate Index.

Barclays U.S. Aggregate Bond Index is an index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Barclays U.S. Corporate High-Yield Bond Index is an index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

BofA Merrill Lynch BB-B Global High Yield Constrained Index is an index that tracks the performance of the United States Dollar, Canadian Dollar, British Pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets.

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index is an index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

J.P. Morgan Emerging Markets Bond Index Global is an index that tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds; loans; Eurobonds; and local market instruments.

J.P. Morgan Government Bond Index–Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small call index of the stock markets of two developed markets and eight emerging markets: Hong Kong, Singapore, China, India, Indonesia, Malaysia, the Philippines, South Korea, Taiwan and Thailand.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 23 Emerging Markets (EM) countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Frontier Markets Index is an index which captures the large- and mid-cap representation across 24 Frontier Markets countries: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine and Vietnam.

MSCI Golden Dragon Index is an index that captures the equity market performance of large- and mid-cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

MSCI Select Frontier and Emerging Markets Capped Index is an index developed by MSCI for HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index is a free float-adjusted market capitalization index designed to measure equity market performance in the 24 countries within the MSCI Frontier Markets Index and six small emerging market “crossover” countries (namely Colombia, Egypt, Philippines, Peru, Qatar and UAE) that are also included within the MSCI Emerging Markets Index.

MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy faced significant headwinds during the 12-month period from November 1, 2014, to October 31, 2015. Slowing economic growth in China and other emerging economies led equities lower. Developed economies fared better, however: The U.S. economy showed signs of continued recovery and the eurozone economy regained its footing after several years of slow growth.

Commodity prices generally remained low during the period, continuing a period of consolidation that began in 2011. Oil prices declined sharply early in the period, however. These declines added to existing pressures on oil-exporting emerging economies and oil-dependent sectors. Energy companies saw diminished earnings and oil and mining production declined.

Central bank policy in many economies was a source of investor uncertainty. China took steps to devalue its currency in August, triggering a dive in its stock market. However, several important monetary programs in other economies benefited equities. Quantitative easing programs in Europe and Japan both improved liquidity and helped buoy equity markets.

Throughout much of the period, investors anticipated action by the U.S. Federal Reserve (the Fed) to raise the federal funds rate—a key factor in lending rates—above the target range of between 0.00% and 0.25%. However, the Fed decided multiple times during the period to keep rates at near-zero levels, due in part to concerns about turbulence in foreign markets and the relatively slow economic recovery in the U.S. The Fed’s delays added to investor uncertainty.

The U.S. economy grew at a slower rate than in recent years. Early in 2015, harsh winter weather on the East Coast dealt a blow to consumer consumption and a West Coast dockworkers’ strike slowed international trade. Growth picked up later in the period but some key areas of the economy showed signs of weakness. In particular, industrial production, manufacturing, and business confidence declined during the period. Meanwhile, low oil and gas prices hurt the energy sector but also contributed to a sharp uptick in auto sales.

Other areas of the U.S. economy showed signs of improvement throughout the period. The labor market continued to improve, consumer confidence hit multi-year highs, and the housing market remained robust.

Global inflation remained low during the period. A strong U.S. dollar, which rose rapidly early in the period and remained strong through October 2015, encouraged U.S. imports and discouraged exports. The strong dollar took a toll on commodity-dependent economies and posed challenges for emerging market issuers of dollar-denominated debt.

China’s ongoing transition to slower economic growth had a profound impact on economies throughout the world, exacerbated by a sharp downturn in Chinese equities and currency depreciation.

Economic growth picked up in the eurozone during the period, supported by the European Central Bank’s accommodative monetary policy and improving credit conditions. However, the debt crisis in Greece continued to undermine European economic recovery early in the period.

Japanese stocks rallied throughout much of the period as the nation’s economic growth improved in large part due to Prime Minister Shinzo Abe’s economic plan, known as “Abenomics.” The program involved higher taxes, structural reforms, and quantitative easing. Japanese equities gave up much of their gains in August 2015, however, in-step with many other global equity markets. Additionally, in that month a sharp decline in Chinese equities fueled fears that a slowing economy in China could jeopardize the global economic recovery.

Geopolitical turmoil weighed on the global economy during the period, and particularly affected countries such as Russia. Conflict in the Ukraine led to stronger economic sanctions against Russia, dealing a further blow to an economy already hard hit by low oil prices. Inflation soared in Russia while exports plummeted.

Market Review

Global equities made modest but inconsistent gains during the first half of the period, but lost ground in most cases during the late summer and fall. Volatility spiked in August as a Chinese stock sell-off spread to emerging markets and triggered volatility throughout the world. The MSCI EM Index1 finished the period with a 14.22% loss. The MSCI Golden Dragon Index1 of large- and mid-cap securities in China, Hong Kong and Taiwan also fell, posting a -2.99% return. Developed markets fared better despite the increased volatility, with the MSCI World Index1 returning 2.33% on relatively strong gains late in the period.

U.S. equities performed modestly well for the period; the S&P 500 Index1 of large-company stocks returned 5.20%. Robust merger and acquisition activity, as well as strong corporate earnings growth, helped fuel those gains. Performance was uneven across sectors, however. The energy sector saw the largest losses during the period due to declining oil prices, and health care stocks performed poorly.

Fixed income markets in developed economies made modest gains. U.S. interest rates decreased in late 2014 and early 2015, boosting the performance of U.S. Treasuries and many other categories of bonds. Rates rose slightly over the next several months in anticipation of higher interest rates, only to decline as the Fed chose to postpone a rate increase. The Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 1.96% for the 12-month period through October 31. Meanwhile the Barclays U.S. Corporate High-Yield Bond Index1 declined 1.94% for the same period.

Fixed-income markets in Europe rallied throughout the period, fueled by the European Central Bank’s bond-buying program and assurances from its president that it would expand stimulus efforts and further lower interest rates if necessary. The Barclays Euro Aggregate Bond Index1 returned 3.35%.

Emerging markets debt experienced volatility during the period caused by a strengthening U.S. dollar and an ongoing decline in commodity prices. Monetary easing measures from some central banks served to lower government bond yields in developed and emerging markets countries, however, which helped boost returns. The Barclays Emerging Markets USD Aggregate Index1 returned 0.02% during the 12-month period.

1       For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund (Class A Shares, Class I Shares and Class S Shares)

by Nishant Upadhyay, Senior Vice President/Portfolio Manager*
Lisa Chua, CFA, Senior Vice President/Portfolio Manager
Vinayak Potti, Vice President/Portfolio Manager

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments and corporations. Investments will generally be made in U.S. dollar denominated instruments, but the Fund will also seek to invest in emerging market local currency denominated instruments.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2015, the Fund returned -0.52% (without sales charge) for the Class A Shares, -0.11% for the Class I Shares. Class S Shares returned 5.90% from their inception on April 7, 2011 through June 24, 2015. That compared to a -0.50% total return for the 12-month period ended October 31, 2015 and 5.62% for the period from April 7, 2011 through June 24, 2015 for the Fund’s benchmark, the J.P. Morgan Emerging Markets Bond Index Global.1

Portfolio Performance

Emerging markets debt experienced mostly negative performance during the period, driven by declining commodity prices and the expectation of eventual monetary policy tightening in the United States. Hard currency sovereign bonds declined modestly overall, with the high-yield segment underperforming debt from investment-grade countries.

The Fund’s exposure to Brazilian assets, including sovereign and corporate bonds, detracted from performance. These assets suffered losses due to Brazil’s deteriorating fiscal situation, rising political gridlock and a corruption scandal involving the state-owned company Petrobras.†

Overweight exposure to Venezuela in the first half of the period detracted from relative returns, as the continued decline in oil prices and a decline in Venezuela’s oil reserves increased investors’ concerns about the country’s ability to repay its debt. Underweight exposure to Argentina hurt relative performance when results of that country’s presidential election boosted investor optimism about the potential for economic reforms.†

The Fund’s defensive positioning—including an allocation to cash and a focus on investment-grade hard currency bonds—contributed to relative performance during the period. For example, the Fund benefited from overweight exposure to hard currency debt of select investment-grade rated countries, such as Colombia, Indonesia, Mexico, Turkey, and South Africa. Relatively attractive yields in these countries provided a cushion against widening credit spreads.†

Off-benchmark exposure to local currencies also boosted relative performance. For example, long exposure to the Russian ruble early in 2015 contributed to performance as the currency rebounded following emergency monetary policy tightening by Russia’s central bank. We achieved this currency position with forward currency exchange contracts.†

The Fund at times used credit default swaps to achieve its positions in specific countries during the period.†

†      Portfolio composition is subject to change.
1      For additional information, please refer to the Glossary of Terms.

* On November 3, 2015, Guillermo Ossés resigned as portfolio manager to the Fund and Nishant Upadhyay was appointed as portfolio manager of the Fund. In addition, effective May 18, 2015, Phil Yuhn resigned as portfolio manager to the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	1	Since
As of October 31, 2015	Date	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	-5.27	3.83	1.55	1.24
HSBC Emerging Markets Debt Fund Class I	4/7/11	-0.11	5.32	1.20	0.89
HSBC Emerging Markets Debt Fund Class S4	4/7/11	—	5.90	1.10	0.79
J.P. Morgan Emerging Markets Bond Index Global[2]	—	-0.50	5.62	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 27, 2015. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.
4	Class S Shares were operational during a portion of the period presented. The amount reflects performance for the period of time the Class had operations, which was 236 days for the year ended October 31, 2015. The class was operational during the entire period ended October 31, 2011 and the entire years ended October 31, 2012 through 2014.

The performance of the Fund is measured against the J.P. Morgan Emerging Markets Bond Index Global, an unmanaged index that tracks returns for USD-denominated debt instruments issued by emerging market and sovereign quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund (Class A Shares, Class I Shares and Class S Shares)

by Nishant Upadhyay, Senior Vice President/Portfolio Manager*
Lisa Chua, CFA, Senior Vice President/Portfolio Manager
Abdelak Aijriou, Vice President/Portfolio Manager

The HSBC Emerging Markets Local Debt Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt instruments issued by foreign governments, government agencies or corporations and denominated in local currencies of countries with emerging securities markets. The Fund may also invest in instruments denominated in U.S. dollars.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2015, the Fund returned -18.46% (without sales charge) for the Class A Shares, -18.14% for the Class I Shares. Class S Shares returned -3.60% from their inception on April 7, 2011 through June 24, 2015. That compared to a -17.42% total return for the 12-month period ended October 31, 2015 and 5.02% for the period from April 7, 2011 through June 24, 2015 for the Fund’s benchmark, the J. P. Morgan Government Bond Index-Emerging Markets Global Diversified.1

Portfolio Performance

Emerging markets local debt experienced negative performance during the period, driven by declining commodity prices, a stronger U.S. dollar, as well as China’s decision in August to devalue its currency, the yuan. As a result, local bonds and local currencies suffered significant declines.

Some of the Fund’s currency positions detracted from relative performance during the period. For example, an overweight position in the Brazilian real in the last quarter of the period hurt relative returns when Standard & Poor’s downgraded the country’s credit rating due its deteriorating fiscal condition. The Fund’s short allocation to the Israeli shekel also detracted from performance as the currency delivered a slightly positive return given continued strength in trade dynamics.†

However, the Fund’s underweight position to emerging markets currencies during the period contributed to relative performance. For example, an underweight exposure to the Mexican peso in the last few months of 2014 and in the summer of 2015 boosted relative returns, as the currency weakened in anticipation of eventual tightening in U.S. monetary policy.†

The strategy’s long exposure to the Russian ruble early in 2015 also contributed to performance when the currency rebounded following emergency monetary policy tightening by Russia’s central bank.

The Fund benefited from the use of derivatives such as interest rate swap agreements and forward foreign currency exchange contracts.†

†      Portfolio composition is subject to change.
1      For additional information, please refer to the Glossary of Terms.

* On November 3, 2015, Guillermo Ossés resigned as portfolio manager to the Fund and Nishant Upadhyay was appointed as portfolio manager of the Fund. In addition, effective May 18, 2015, Phil Yuhn resigned as portfolio manager to the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Local Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception	1	Since
As of October 31, 2015	Date	Year	Inception	Gross	Net
HSBC Emerging Markets Local Debt Fund Class A1	4/7/11	-22.34	-6.57	1.85	1.25
HSBC Emerging Markets Local Debt Fund Class I	4/7/11	-18.14	-5.22	1.50	0.90
HSBC Emerging Markets Local Debt Fund Class S4	4/7/11	—	-3.60	1.40	0.80
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[2]	—	-17.42	-5.02	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 27, 2015. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.20%, 0.85% and 0.75% for Class A Shares, Class I Shares and Class S Shares, respectively. The expense limitation shall be in effect until March 1, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.
4	Class S Shares were operational during a portion of the period presented. The amount reflects performance for the period of time the Class had operations, which was 238 days for the year ended October 31, 2015. The class was operational during the entire period ended October 31, 2011 and the entire years ended October 31, 2012 through 2014.

The performance of the Fund is measured against the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, a comprehensive global emerging markets fixed income index consisting of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. This index is unmanaged and does not reflect the fees and expenses associated with a mutual fund such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund (Class A Shares and Class I Shares)

by Chris Turner, Portfolio Manager*

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries”. The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political or financial development, even by emerging markets standards.

Investment Concerns

Equity securities (stocks) may be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2015, the Fund returned -11.67% (without sales charge) for the Class A Shares and -11.42% for the Class I Shares. That compared to -17.30% return for the Fund’s primary performance index, the MSCI Select Frontier and Emerging Markets Capped Index, and a -17.41% total return for the MSCI Frontier Markets Index1.

Portfolio Performance

Frontier markets, along with emerging markets, had a challenging year, with investor concerns over global growth deceleration, falling commodity prices, currency weakness and asset class outflows all taking their toll. The asset class, as represented by the industry standard MSCI Frontier Markets Index, declined by -17.41 % over the year. Only three countries within the ‘industry standard’ index managed to achieve positive returns while the vast majority of countries generated large negative returns. Many of the net oil (and gas) producing countries such as Kazakhstan, Nigeria, Saudi Arabia, Kuwait, United Arab Emirates (UAE) and Qatar performed poorly while a number of oil importing countries, including the Philippines, Vietnam and Pakistan, fared better.

Strong relative performance was a result of stock selection within Pakistan and the UAE. In Pakistan, exposure to a conglomerate with diverse interests, including fertilizer and petrochemicals, supported the Fund’s relative performance. Specifically, the company benefited from lower energy costs and a more positive outlook for the Pakistani economy. Another significant contributor in Pakistan was an off-index cement company, which similarly benefited from a favorable political economy as well as the introduction of tax incentives for the cement sector that boosted performance. In the UAE, exposure to an off-index diversified health care company aided relative returns as the company benefited from the introduction of mandatory health care insurance in Dubai in early 2014 and a low penetration of medical care in the country.†

The main detractor from relative performance was Nigeria, where both stock selection and asset allocation detracted value. With the Nigerian economy weakening significantly in more recent quarters, our exposure to a second-tier commercial bank suffered disproportionately more than other economically sensitive banks. Stock selection within Saudi Arabia, an off-index country, also detracted from relative performance; in particular, our position in a travel company with large exposure to government clientele detracted value, as investors were concerned that lower oil prices for Saudi Arabia could threaten earnings for the company. Exposure to a Saudi Arabian petrochemical producer also hurt relative performance as the global oil price collapsed, as did the end market prices for the petrochemical sector, which damaged profit margins for the company.

At the end of October 2015, the Fund was overweight to the UAE, Pakistan, Saudi Arabia and Georgia, and underweight to Morocco, Qatar, Philippines, and Argentina. From a sector perspective, the Fund was overweight to utilities, consumer discretionary and materials, and underweight to telecommunications, energy, and financials.†

†      Portfolio composition is subject to change.
1      For additional information, please refer to the Glossary of Terms.

* On September 17, 2015, Andrew Brudenell resigned as portfolio manager to the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception		Since
As of October 31, 2015	Date	1 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	-16.11	7.41	2.30	2.25
HSBC Frontier Markets Fund Class I	9/6/11	-11.42	9.13	1.95	1.90
MSCI Select Frontier and Emerging Markets Capped Index[2]	—	-17.30	4.43	N/A	N/A
MSCI Frontier Markets Index[2]	—	-17.41	5.81	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016.

1	Reflects the maximum sales charge of 5.00%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 27, 2015. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the MSCI Select Frontier and Emerging Markets Capped Index and the MSCI Frontier Markets Index. The MSCI Select Frontier and Emerging Markets Capped Index was developed by MSCI for HSBC and is a customized capped version of the MSCI Frontier Emerging Markets (FEM) Index. The MSCI FEM Index is a free float-adjusted market capitalization index designed to measure equity market performance in the 24 countries within the MSCI Frontier Markets Index and six small emerging market “crossover” countries (namely Colombia, Egypt, Philippines, Peru, Qatar, and UAE) that are included within the MSCI Emerging Markets Index. The MSCI Frontier Markets Index captures large- and mid-cap representation across 24 Frontier Markets countries: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
HSBC Total Return Fund (Class A Shares, Class I Shares and Class S Shares)

by Nishant Upadhyay, Senior Vice President/Portfolio Manager*
Lisa Chua, CFA, Senior Vice President/Portfolio Manager

The HSBC Total Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate and total return swaps), options (including interest rate options), swaptions and credit default swaps.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2015, the Fund returned -0.07% (without sales charge) for the Class A Shares, 0.21% for the Class I Shares and 0.31% for the Class S Shares. That compared to the 0.26% total return for the Fund’s benchmark, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1, for the same period.

Portfolio Performance

Emerging markets debt experienced mostly negative performance during the period, driven by declining commodity prices and the expectation of eventual monetary policy tightening in the United States. Hard currency sovereign bonds declined modestly overall, with the high yield segment underperforming debt from investment grade countries. Local currencies fell sharply, driven in part by China’s decision in August to devalue its currency, the yuan. As a result, bonds denominated in local currencies suffered significant declines.

The Fund’s exposure to Brazilian assets, including sovereign and corporate bonds, as well as local bonds and currency, detracted from overall performance. These assets suffered losses due to Brazil’s deteriorating fiscal situation, rising political gridlock, and a corruption scandal involving the state-owned company Petrobras.†

During this period, the Fund’s defensive positioning—including an allocation to cash, a focus on investment-grade hard currency bonds and short or neutral exposure to currencies—cushioned the Fund’s losses. In particular, short exposure to the Mexican peso in the last few months of 2014 and in the summer of 2015 contributed to performance, as the currency weakened in anticipation of eventual tightening in U.S. monetary policy. Long exposure to the Russian ruble early in 2015 also contributed to performance, as the currency rebounded following emergency monetary policy tightening by Russia’s central bank. We achieved these positions through the use of forward foreign currency exchange contracts.†

Exposure to hard currency debt of select investment-grade rated countries, such as Colombia, Indonesia, Mexico and Turkey, also contributed to performance, as relatively attractive yields in these countries provided a cushion against widening credit spreads.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

*	On November 3, 2015, Guillermo Ossés resigned as portfolio manager to the Fund and Nishant Upadhyay was appointed as portfolio manager of the Fund. In addition, effective May 18, 2015, Phil Yuhn resigned as portfolio manager to the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[3]
	Inception		Since
As of October 31, 2015	Date	1 Year	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-4.85	0.54	1.67	1.67
HSBC Total Return Fund Class I	3/30/12	0.21	2.26	1.32	1.32
HSBC Total Return Fund Class S	3/30/12	0.31	2.36	1.22	1.22
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index[2]	—	0.26	0.31	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 27, 2015. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The index is unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund
(Class A Shares, Class I Shares and Class S Shares)

by Sanjiv Duggal, Head of Asian & Indian Equities/Portfolio Manager
Elina Fung, Investment Director of Equities/Portfolio Manager

The HSBC Asia ex-Japan Smaller Companies Equity Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity of, and equity-related instruments related to, smaller companies that are economically tied to Asia (excluding Japan).

Investment Concerns

Equity securities (stocks) may be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Because the Fund invests in a single region, its shares do not represent a complete investment program. As a diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies because of concentration in a specific region.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

Since the Fund’s inception on November 11, 2014 through October 31, 2015, the Fund returned -3.82% (without sales charge) for the Class A Shares, -3.49% for the Class I Shares and -3.48% for the Class S Shares. That compared to a -4.40% total return for the Fund’s benchmark, the MSCI All Country Asia ex Japan Small Cap Index1, for the same period.

Portfolio Performance

Overall, the Asian small-cap equities market was negative during the period, driven by concerns over slowing economic growth in China, a potential interest rate hike by the U.S. Federal Reserve, and a weakening of many Asian currencies against the U.S. dollar. The Fund had negative absolute returns amid this broader market downtrend, but outperformed the benchmark.

The Fund’s relative outperformance was largely the result of stock selection. Investments in the consumer discretionary sector, particularly among companies in India and Hong Kong/China, contributed significantly to relative performance. A stake in an Indian home textile manufacturer was a notable contributor, as the company’s stock rallied on strong earnings and an expanding market share. Meanwhile, the Fund’s selections in the information technology sector were also beneficial, primarily due to increasing demand for semiconductors and safety components in the automobile industry.†

An underweight position and stock selection in Korea was the major detractor from relative performance during the period. While Korean small caps were the best performers during the period, our bottom-up stock selection process led to a lower exposure than that of the benchmark to this part of the regional market.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Aggregate	Expense
Fund Performance		Total Return (%)	Ratio (%)[3]
	Inception	Since
As of October 31, 2015	Date	Inception	Gross	Net
HSBC Asia ex-Japan Smaller Companies Equity Class A1	11/11/14	-8.66	2.41	1.75
HSBC Asia ex-Japan Smaller Companies Equity Class I	11/11/14	-3.49	2.06	1.40
HSBC Asia ex-Japan Smaller Companies Equity Class S	11/11/14	-3.48	1.96	1.30
MSCI All Country Asia ex Japan Small Cap Index[2]	—	-4.40	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2016.

1	Reflects the maximum sales charge of 5.00%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated February 27, 2015. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.75%, 1.40% and 1.30% for Class A Shares, Class I Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the MSCI All Country Asia ex-Japan Small Cap Index, which is a free float-adjusted market capitalization-weighted small cap index of the stock markets of two developed markets and eight emerging markets: Hong Kong, Singapore, China, India, Indonesia, Malaysia, the Philippines, South Korea, Taiwan and Thailand. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund
(Class A Shares and Class I Shares)

by Mary Bowers/Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Lisa Chua, CFA/Portfolio Manager

The HSBC Global High Yield Bond Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of high yield securities.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High yield, lower rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

Since the Fund’s inception on July 14, 2015 through October 31, 2015, the Fund returned -2.23% (without sales charge) for the Class A Shares and -2.15% for the Class I Shares. That compared to a -1.36% total return for the Fund’s benchmark, the BofA Merrill Lynch BB-B Global High Yield Constrained Index1, for the same period.

Portfolio Performance

Fixed income markets faced a challenging environment during the roughly three-and-a-half-month period. Uncertainty over the timing of the U.S. Federal Reserve’s (the Fed) anticipated interest rate increases coupled with concerns over the slowing Chinese economy led to a sell-off in the credit markets in August and September, led by commodity related issuers. Credit markets rebounded somewhat late in the period as investors’ risk appetites returned amid dovish comments by the Fed, improving economic indicators, and technical factors such as lack of new high yield bond issuances.

The Fund’s relative performance was hurt by the exposure to cash as the Fund’s initial investments were being invested during the ramp-up period in July, before the broad sell-off in the credit markets. Additionally, relative performance suffered from the Fund’s emerging market investments. In particular, exposure to Brazil dragged on relative performance as the country continued to deal with difficult economic conditions amid a global economic slowdown.†

The Fund’s relative performance was boosted by investments in Europe. A defensive position in this region helped, as the European credit markets were volatile during the period.†

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure. However, that derivative exposure did not materially affect performance.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund

		Aggregate	Expense
Fund Performance		Total Return (%)	Ratio (%)[3]
	Inception	Since
As of October 31, 2015	Date	Inception	Gross	Net
HSBC Global High Yield Bond Class A1	7/14/15	-6.89	1.65	1.15
HSBC Global High Yield Bond Class I	7/14/15	-2.15	1.30	0.80
BofA Merrill Lynch BB-B Global High Yield Constrained Index[2]	—	-1.36	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through April 24, 2016.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated April 24, 2015. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until April 24, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the BofA Merrill Lynch BB-B Global High Yield Constrained Index, which tracks the performance of USC, CAD GBP and EUR denominated below investment-grade corporate debt publicly issued in he major domestic or eurobond markets. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund
(Class A Shares and Class I Shares)

by Jerry Samet/Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Lisa Chua, CFA/Portfolio Manager

The HSBC Global High Income Bond Fund (the “Fund”) seeks to provide a high level of current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of higher yielding securities.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

Since the Fund’s inception on July 14, 2015 through October 31, 2015, the Fund returned -0.93% (without sales charge) for the Class A Shares and -0.84% for the Class I Shares. That compared to a 1.82% and 0.42% total return for the Fund’s benchmarks, the Barclays Global Aggregate Index1 and Barclays High Income Bond Composite Index1, respectively for the same period.

Portfolio Performance

Fixed income markets faced a challenging environment during the roughly three-and-a-half-month period. Uncertainty over the timing of the U.S. Federal Reserve’s (the Fed) anticipated interest rate increases coupled with concerns over the slowing Chinese economy led to a sell-off in the credit markets in August and September, led by commodity related issuers. Credit markets rebounded somewhat late in the period as investors’ risk appetites returned amid dovish comments by the Fed, improving economic indicators, and technical factors such as lack of new high yield bond issuances.

The Fund’s relative performance was hurt by the exposure to cash as the Fund’s initial investments were being invested during the ramp-up period in July, before the broad sell-off in the credit markets. Additionally, relative performance also suffered from the Fund’s emerging market investments. In particular, exposure to Brazil dragged on relative results as the country continued to deal with difficult economic conditions amid a global economic slowdown.†

The Fund’s relative performance was boosted by an overweight position in U.S. securities, and an underweight position in emerging markets debt. In particular, U.S. BBB-rated assets outperformed emerging markets assets.†

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure. However, that derivative exposure did not materially affect performance.†

We continued to see attractive valuations in the equity markets, leading to a bias toward stocks over bonds despite the lingering risks of a weaker global economy.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund

		Aggregate	Expense
Fund Performance		Total Return (%)	Ratio (%)[3]
	Inception	Since
As of October 31, 2015	Date	Inception	Gross	Net
HSBC Global High Income Bond Fund Class A1	7/14/15	-5.64	1.56	1.15
HSBC Global High Income Bond Fund Class I	7/14/15	-0.84	1.21	0.80
Barclays Global Aggregate Index	—	1.82	N/A	N/A
Barclays High Income Bond Composite Index[2]	—	0.42	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through April 24, 2016.

1	Reflects the maximum sales charge of 4.75%.
2	For additional information, please refer to the Glossary of Terms.
3	Reflects the expense ratio as reported in the prospectus dated April 24, 2015. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until April 24, 2016. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2015 expense ratios can be found in the financial highlights.

The performance of the Fund is measured against the Barclays Global Aggregate Index and the Barclays High Income Bond Composite Index. The Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Barclays High Income Bond Composite Index is comprised of indexes across US, Euro and EM markets. Components include: 20% Barclays US Corporate Baa, 15% Barclays High Yield Ba, 15% Barclays Euro Aggregate Corporate Baa USD Hedged, 15% Barclays Euro HY BB Rating Only USD Hedged, and 35% Barclays EM USD Aggregate Index. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       17

Portfolio Reviews
Portfolio Composition*
October 31, 2015 (Unaudited)

HSBC Emerging Markets Debt Fund
Country	Percentage of Investments at Value† (%)
Turkey	14.2
Mexico	13.9
Indonesia	11.6
Brazil	10.6
United States	8.4
Colombia	7.8
Venezuela	5.2
Netherlands	4.4
China	4.1
Kazakhstan	3.9
Republic of Serbia	2.3
Sri Lanka	2.1
Panama	2.1
South Africa	2.1
Chile	2.1
Croatia	1.7
Peru	1.3
Uruguay	1.0
El Salvador	0.6
Romania	0.6
100.0

HSBC Emerging Markets Local Debt Fund
Country	Percentage of Investments at Value† (%)
Indonesia	17.4
Brazil	14.8
Turkey	14.7
Poland	13.1
Colombia	7.2
South Africa	6.2
Peru	5.9
Romania	5.6
Russian Federation	4.9
Malaysia	4.0
Thailand	2.6
Mexico	1.9
China	1.7
100.0

HSBC Frontier Markets Fund
Country	Percentage of Investments at Value† (%)
Pakistan	12.3
United Arab Emirates	10.5
Argentina	7.9
Philippines	7.9
Kuwait	7.6
Nigeria	6.7
Qatar	5.0
Vietnam	4.7
Oman	3.9
Colombia	3.8
Georgia	3.8
Romania	3.8
Saudi Arabia	3.6
Egypt	3.3
Peru	3.0
Sri Lanka	2.9
Morocco	2.4
Croatia	2.0
Cambodia	1.6
Kazakhstan	1.5
Kenya	1.4
South Korea	0.4
100.0

HSBC Total Return Fund
Country	Percentage of Investments at Value† (%)
United States	27.6
Mexico	20.4
Brazil	11.7
Colombia	8.9
Turkey	6.8
China	4.8
Indonesia	4.7
South Africa	4.2
Netherlands	3.8
Peru	1.8
Hong Kong	0.7
Israel	0.7
Panama	0.7
Chile	0.5
Costa Rica	0.5
Republic of Serbia	0.5
South Korea	0.4
Gabon	0.3
Uruguay	0.2
Malaysia	0.2
Barbados	0.1
Namibia	0.1
Lithuania	0.1
Kazakhstan	0.1
India	0.1
Russian Federation	0.1
100.0

18       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2015 (Unaudited)

HSBC Asia ex-Japan Smaller Companies Equity Fund
Country	Percentage of Investments at Value† (%)
Hong Kong	29.9
China	19.4
Korea, Republic Of	16.8
Taiwan, Province of China	16.3
Indonesia	4.9
Thailand	4.4
Singapore	3.6
Malaysia	2.4
Philippines	2.3
100.0

HSBC Global High Yield Bond Fund
Country	Percentage of Investments at Value† (%)
United States	63.5
Luxembourg	6.0
France	5.6
Netherlands	5.0
Brazil	3.5
Canada	3.5
United Kingdom	2.4
Bermuda	1.9
Germany	1.9
Ireland (Republic of)	1.0
Colombia	0.9
Russian Federation	0.9
Denmark	0.8
Guatemala	0.7
Turkey	0.7
Venezuela	0.7
Sweden	0.5
Austria	0.5
100.0

HSBC Global High Income Bond Fund
Country	Percentage of Investments at Value† (%)
United States	43.8
France	8.3
Netherlands	5.5
Brazil	4.8
Luxembourg	3.9
Germany	3.6
United Kingdom	3.6
China	3.5
Mexico	3.0
Turkey	2.4
Italy	1.9
Colombia	1.8
Indonesia	1.7
Canada	1.6
Hong Kong	1.5
Russian Federation	1.3
Spain	1.2
Chile	0.9
Kazakhstan	0.9
Bermuda	0.7
Guatemala	0.7
Venezuela	0.6
Ireland (Republic of)	0.5
South Africa	0.5
Guernsey	0.5
Belgium	0.5
Singapore	0.4
Austria	0.4
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

HSBC FAMILY OF FUNDS       19

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015

Yankee Dollars — 74.4%

	Principal
	Amount($)	Value($)
Brazil — 8.6%
Banco Votorantim, Registered,
5.25%, 2/11/16	200,000	200,000
Caixa Economica Federal,
4.50%, 10/3/18	150,000	144,375
Federal Republic of Brazil,
4.88%, 1/22/21	200,000	196,700
Federal Republic of Brazil,
7.13%, 1/20/37	200,000	194,500
Federal Republic of Brazil,
5.63%, 1/7/41	220,000	179,850
Odebrecht Finance Ltd., Registered,
4.38%, 4/25/25	200,000	120,400
		1,035,825
Chile — 1.7%
CorpBanca SA, 3.13%, 1/15/18	200,000	200,526
China — 3.3%
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	200,000	205,391
Sinopec Capital (2013) Ltd.,
3.13%, 4/24/23	200,000	192,535
		397,926
Colombia — 6.3%
Republic of Colombia,
7.38%, 1/27/17	100,000	107,350
Republic of Colombia,
7.38%, 3/18/19	200,000	228,800
Republic of Colombia,
4.38%, 7/12/21	200,000	205,800
Republic of Colombia,
7.38%, 9/18/37	100,000	116,000
Republic of Colombia,
6.13%, 1/18/41	100,000	102,750
		760,700
Croatia — 1.4%
Croatia, Registered, 6.75%, 11/5/19	150,000	163,172
El Salvador — 0.5%
Republic of El Salvador, Registered,
7.75%, 1/24/23	60,000	60,900
Indonesia — 9.4%
Republic of Indonesia,
6.88%, 1/17/18	200,000	219,706
Republic of Indonesia, Registered,
5.88%, 3/13/20	200,000	221,906
Republic of Indonesia, Registered,
3.75%, 4/25/22	220,000	217,810
Republic of Indonesia, Registered,
3.38%, 4/15/23	225,000	214,384
Republic of Indonesia, Registered,
8.50%, 10/12/35	100,000	131,120
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	123,450
		1,128,376
Kazakhstan — 3.1%
KazMunayGas National Co. JSC,
Registered, MTN,
4.40%, 4/30/23	200,000	176,000
Republic of Kazakhstan, Registered,
5.13%, 7/21/25	200,000	198,905
		374,905
Mexico — 11.3%
Petroleos Mexicanos,
4.88%, 1/24/22	400,000	407,100
Petroleos Mexicanos,
6.38%, 1/23/45	200,000	189,500
United Mexican States, Series G,
3.50%, 1/21/21	205,000	210,843
United Mexican States,
3.63%, 3/15/22	90,000	92,160
United Mexican States, Series A,
6.05%, 1/11/40	160,000	180,800
United Mexican States,
5.55%, 1/21/45	260,000	275,274
		1,355,677
Netherlands — 3.6%
Majapahit Holding BV, Registered,
7.75%, 10/17/16	300,000	314,250
Petrobras Brasileiro SA,
6.85%, 6/5/15	50,000	34,310
Petrobras Global Finance BV,
6.25%, 3/17/24	100,000	80,095
		428,655
Panama — 1.7%
Republic of Panama, 4.00%, 9/22/24,
Callable 6/24/24 @ 100 (a)	200,000	202,000
Peru — 1.1%
Republic of Peru, 4.13%, 8/25/27	50,000	50,250
Republic of Peru, 6.55%, 3/14/37	65,000	78,488
		128,738
Republic of Serbia — 1.9%
Republic of Serbia, Registered,
7.25%, 9/28/21	200,000	228,580
Romania — 0.5%
Republic of Romania,
6.13%, 1/22/44	50,000	59,173
South Africa — 1.7%
Republic of South Africa,
4.67%, 1/17/24	200,000	202,000
Sri Lanka — 1.7%
Bank of Ceylon, Registered,
6.88%, 5/3/17	200,000	205,000

20 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Yankee Dollars, continued

	Principal
	Amount($)	Value($)
Turkey — 11.6%
Republic of Turkey, 7.00%, 9/26/16	300,000	313,590
Republic of Turkey, 7.50%, 7/14/17	200,000	216,710
Republic of Turkey, 5.63%, 3/30/21	550,000	591,249
Republic of Turkey, 5.13%, 3/25/22	200,000	209,180
Republic of Turkey, 7.38%, 2/5/25	50,000	59,804
		1,390,533
Uruguay — 0.8%
Republic of Uruguay, PIK,
7.88%, 1/15/33	60,000	76,500
Republica Oriental del Uruguay,
5.10%, 6/18/50	25,000	22,438
		98,938
Venezuela — 4.2%
Bolivarian Republic of Venezuela,
7.65%, 4/21/25	120,000	45,300
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	380,000	149,150
Petroleos de Venezuela SA,
Registered, 6.00%, 5/16/24	280,000	100,450
Republic of Venezuela,
9.25%, 9/15/27	400,000	175,000
Republic of Venezuela, Registered,
6.00%, 12/9/20	100,000	37,750
		507,650
TOTAL YANKEE DOLLARS
(COST $9,278,095)		8,929,274

Corporate Bonds — 0.7%

Southern Copper Corp.,
5.25%, 11/8/42	25,000	20,258
Southern Copper Corp.,
5.88%, 4/23/45	75,000	65,628
		85,886
TOTAL CORPORATE BONDS
(COST $96,653)		85,886

U.S. Treasury Obligations — 6.1%

U.S. Treasury Bonds — 0.8%
3.00%, 5/15/45	100,000	101,335
U.S. Treasury Notes — 5.3%
1.38%, 4/30/20	300,000	298,828
2.00%, 8/15/25	338,000	333,663
		632,491
TOTAL U.S. TREASURY OBLIGATIONS
(COST $736,924)		733,826

Investment Companies — 18.5%

	Shares	Value($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	2,225,175	2,225,175
TOTAL INVESTMENT COMPANIES
(COST $2,225,175)		2,225,175
TOTAL INVESTMENT SECURITIES
(COST $12,336,847) — 99.7%		11,974,161
Other Assets (Liabilities) — 0.3%		34,341
NET ASSETS — 100%		$12,008,502
____________________

(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
MTN — Medium Term Note
ULC — Unlimited Liability Co.
PIK — Payment-in-Kind

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2015:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	52.9
Investment Companies	18.6
Oil, Gas & Consumable Fuels	11.5
Banks	6.3
U.S. Treasury Obligation	6.1
Electric Utilities	2.6
Construction & Engineering	1.0
Metals & Mining	0.7
Total	99.7

See notes to financial statements.	HSBC FAMILY OF FUNDS 21

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Futures Contracts Sold

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note December Future	Short	12/21/15	3	$383,063	$666
				$383,063	$666

Credit Default Swap Agreements - Buy Protection(a)

At October 31, 2015, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31, 2015	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
	JPMorgan Chase
Republic of Panama	Bank N.A.	12/20/20	1.65	250,000	1.00	6,920	7,223	(303)
						6,920	7,223	(303)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2015, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31, 2015	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
Federative
Republic of Brazil	Barclays Bank PLC	9/20/16	1.99	350,000	1.00	(2,492)	(7,424)	4,932
Federative
Republic of Brazil	Barclays Bank PLC	6/20/18	3.69	300,000	1.00	(19,283)	(8,671)	(10,612)
Federative	Credit Suisse
Republic of Brazil	International	9/20/20	4.31	125,000	1.00	(17,373)	(11,547)	(5,826)
Federative
Republic of Brazil	Bank of America	9/20/20	4.31	125,000	1.00	(17,373)	(12,166)	(5,207)
Republic of Peru	Credit Suisse
	International	9/20/20	1.64	125,000	1.00	(3,618)	(2,370)	(1,248)
Russian Federation	Barclays Bank PLC	9/20/20	2.65	125,000	1.00	(9,244)	(14,079)	4,835
United Mexican States	Credit Suisse
	International	9/20/20	1.44	225,000	1.00	(4,368)	(4,856)	488
						(73,751)	(61,113)	(12,638)

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	12/2/15	214,192	59,055	54,950	4,105
Brazilian Real	Standard Chartered Bank	12/2/15	320,792	88,848	82,297	6,551
Korean Won	Barclays Bank PLC	1/22/16	130,477,850	115,000	114,376	624
Mexican Peso	Bank of America	11/3/15	8,333,351	503,069	504,502	(1,433)
Thai Baht	Standard Chartered Bank	11/6/15	4,312,260	120,000	121,241	(1,241)
Thai Baht	Standard Chartered Bank	3/11/16	4,312,260	120,303	120,765	(462)
Turkish Lira	Standard Chartered Bank	2/5/16	357,293	117,711	119,217	(1,506)
				1,123,986	1,117,348	6,638

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Bank of America	12/2/15	21,876	6,000	5,612	(388)
Brazilian Real	Credit Suisse International	12/2/15	135,864	37,000	34,855	(2,145)
Brazilian Real	JPMorgan Chase Bank N.A.	12/2/15	163,879	45,000	42,042	(2,958)
Brazilian Real	Standard Chartered Bank	12/2/15	1,237,393	341,380	317,447	(23,933)
Brazilian Real	UBS AG	12/2/15	340,507	95,000	87,355	(7,645)
Indonesian Rupiah	Bank of America	12/11/15	210,000,000	14,000	15,182	1,182
Indonesian Rupiah	Barclays Bank PLC	12/11/15	619,715,000	41,000	44,802	3,802
Indonesian Rupiah	Credit Suisse International	12/11/15	302,000,000	20,000	21,833	1,833
Indonesian Rupiah	JPMorgan Chase Bank N.A.	12/11/15	271,890,000	18,000	19,656	1,656
Indonesian Rupiah	Standard Chartered Bank	12/11/15	407,780,000	27,000	29,480	2,480
Mexican Peso	Bank of America	11/3/15	102,123	6,000	6,183	183
Mexican Peso	Barclays Bank PLC	11/3/15	1,192,508	70,000	72,195	2,195
Mexican Peso	JPMorgan Chase Bank N.A.	11/3/15	3,006,063	177,000	181,988	4,988
Mexican Peso	Standard Chartered Bank	11/3/15	4,032,656	238,000	244,138	6,138
Mexican Peso	Bank of America	3/7/16	8,333,351	498,660	500,068	1,408
South African Rand	Bank of America	12/15/15	159,444	12,000	11,437	(563)
South African Rand	JPMorgan Chase Bank N.A.	12/15/15	531,980	40,000	38,159	(1,841)
South African Rand	Standard Chartered Bank	12/15/15	916,763	69,000	65,760	(3,240)
Thai Baht	Standard Chartered Bank	11/6/15	4,312,260	121,370	121,241	(129)
Turkish Lira	Barclays Bank PLC	2/5/16	357,293	112,469	119,216	6,747
Turkish Lira	Standard Chartered Bank	2/5/16	396,287	130,000	132,228	2,228
				2,118,879	2,110,877	(8,002)

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015

Foreign Bonds — 76.2%

	Principal
	Amount†	Value ($)
Brazil — 11.5%
Letra Tesouro Nacional,
13.36%, 1/1/16	1,583,000	401,320
Nota do Tesouro Nacional,
3.35%, 1/1/21	6,000,000	1,310,293
		1,711,613
Colombia — 5.6%
Titulos de Tesoreria Bond, Series B,
10.00%, 7/24/24	2,133,400,000	836,982
Indonesia — 13.6%
Indonesia Government, Series FR30,
10.75%, 5/15/16	6,400,000,000	474,232
Indonesia Government, Series FR60,
6.25%, 4/15/17	4,240,000,000	300,794
Indonesia Government, Series FR69,
7.88%, 4/15/19	4,300,000,000	305,688
Indonesia Government, Series FR70,
8.38%, 3/15/24	1,572,000,000	111,975
Indonesia Government, Series FR40,
11.00%, 9/15/25	2,000,000,000	164,124
Indonesia Government, Series FR56,
8.38%, 9/15/26	9,605,000,000	673,816
		2,030,629
Malaysia — 3.1%
Malaysian Government, Series 0315,
3.66%, 10/15/20	950,000	220,685
Malaysian Government, Series 0111,
4.16%, 7/15/21	5,000	1,174
Malaysian Government, Series 0115,
3.96%, 9/15/25	700,000	160,664
Malaysian Government, Series 0310,
4.50%, 4/15/30	350,000	82,524
		465,047
Mexico — 1.5%
Mexican Bonos Desarrollo,
8.00%, 6/11/20 (a)	1,880,000	127,101
Mexican Bonos Desarrollo,
Series M30, 8.50%, 11/18/38 (a)	1,290,000	94,284
		221,385
Peru — 4.5%
Republic of Peru, Registered,
7.84%, 8/12/20	1,179,000	386,847
Republic of Peru, Registered,
5.20%, 9/12/23	1,060,000	293,691
		680,538
Poland — 10.1%
Poland Government Bond,
5.25%, 10/25/17	3,980,000	1,103,000
Poland Government Bond,
Series 0719, 3.25%, 7/25/19	808,000	219,346
Poland Government Bond,
Series 1020, 5.25%, 10/25/20	650,000	193,179
		1,515,525
Romania — 4.3%
Romania Government Bond,
6.75%, 6/11/17	1,300,000	350,040
Romania Government Bond,
Series 5Y, 5.90%, 7/26/17	650,000	173,773
Romania Government Bond,
Series 10YR, 5.95%, 6/11/21	420,000	121,551
		645,364
Russian Federation — 3.8%
Russia Government Bond,
Series 6203, 6.90%, 8/3/16 (a)	1,700,000	26,055
Russia Government Bond,
Series 6208, 7.50%, 2/27/19 (a)	19,000,000	278,021
Russia Government Bond,
Series 6215, 7.00%, 8/16/23 (a)	11,100,000	147,842
Russia Government Bond,
Series 6207, 8.15%, 2/3/27 (a)	8,000,000	111,555
		563,473
South Africa — 4.8%
Republic of South Africa,
Series R159, 13.50%, 9/15/16	30,000	2,290
Republic of South Africa,
Series R186, 10.50%, 12/21/26	2,800,000	233,725
Republic of South Africa,
Series R209, 6.25%, 3/31/36	8,847,000	479,007
		715,022
Thailand — 2.0%
Thailand Government Bond,
3.85%, 12/12/25	4,100,000	127,429
Thailand Government Bond
4.88%, 6/22/29	4,900,000	169,122
		296,551
Turkey — 11.4%
Turkey Government Bond,
8.20%, 11/16/16 (a)	100,000	33,676
Turkey Government Bond,
Series 5YR, 9.00%, 3/8/17 (a)	2,230,000	755,193
Turkey Government Bond,
7.40%, 2/5/20 (a)	600,000	189,192
Turkey Government Bond,
9.50%, 1/12/22 (a)	990,000	334,925
Turkey Government Bond,
8.50%, 9/14/22 (a)	406,000	130,249
Turkey Government Bond,
8.80%, 9/27/23 (a)	800,000	261,040
		1,704,275
TOTAL FOREIGN BONDS
(COST $13,421,558)		11,386,404
24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Yankee Dollar — 1.3%

	Principal
	Amount	Value ($)
China — 1.3%
CNOOC Finance (2013) Ltd.,
1.13%, 5/9/16	200,000	199,737
TOTAL YANKEE DOLLAR
(COST $199,876)		199,737

Investment Companies — 17.3%

	Shares
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (b)	2,575,256	2,575,256
TOTAL INVESTMENT COMPANIES
(COST $2,575,256)		2,575,256
TOTAL INVESTMENT SECURITIES
(COST $16,196,690) — 94.8%		14,161,397
Other Assets (Liabilities) — 5.2%		779,075
NET ASSETS — 100%		14,940,472
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2015. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2015:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	76.2
Investment Companies	17.3
Oil, Gas & Consumable Fuels	1.3
Total	94.8

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Interest Rate Swap Agreements

At October 31, 2015, the Fund’s open interest rate swap agreements were as follows:

Pay/									Unrealized
Receive		Fixed			Notional		Notional		Appreciation/
Floating	Floating Rate	Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
	3-Month ZAR-			JPMorgan Chase
Pay	JIBAR-SAFEX	6.27	11/12/15	Bank N.A.	16,600,000	ZAR	1,200,376	(93)	(93)
Pay	1-Year BRL CDI	12.97	1/2/17	Barclays Bank PLC	6,174,842	BRL	1,601,443	(38,671)	(38,671)
				Credit Suisse
Pay	1-Year BRL CDI	17.20	1/2/17	International	5,000,000	BRL	1,296,748	21,967	21,967
	3-Month ZAR-
Pay	JIBAR-SAFEX	5.98	1/24/18	Barclays Bank PLC	20,000,000	ZAR	1,446,236	(31,599)	(31,599)
	3-Month MYR-
Pay	KLIBOR-BRM	3.24	5/3/18	Standard Chartered Bank	1,500,000	MYR	349,487	(6,237)	(6,237)
	1-Month MXN-TIIE-			JPMorgan Chase
Pay	Banxico	5.35	5/7/19	Bank N.A.	24,000,000	MXN	1,453,251	23,781	23,781
				Credit Suisse
Pay	1-Year BRL CDI	12.98	1/4/21	International	2,255,034	BRL	584,842	(37,226)	(37,226)
								(68,078)	(68,078)

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	12/2/15	8,523,729	2,398,822	2,186,712	212,110
Brazilian Real	Credit Suisse	12/2/15	2,657,224	764,153	681,695	82,458
Brazilian Real	Standard Chartered Bank	12/2/15	412,225	113,602	105,754	7,848
Chilean Peso	JPMorgan Chase Bank N.A.	12/4/15	291,931,230	447,000	420,907	26,093
Colombian Peso	Credit Suisse	1/14/16	549,612,000	189,000	188,013	987
Colombian Peso	Standard Chartered Bank	1/14/16	252,822,000	87,000	86,486	514
European Euro	Standard Chartered Bank	2/16/16	114,861	129,028	126,568	2,460
Indonesian Rupiah	Barclays Bank PLC	11/16/15	1,420,869,761	104,649	103,461	1,188
Indonesian Rupiah	Barclays Bank PLC	11/16/15	5,222,779,400	370,000	380,297	(10,297)
Indonesian Rupiah	Barclays Bank PLC	12/11/15	2,911,060,771	209,429	210,452	(1,023)
Indonesian Rupiah	Credit Suisse First Boston	12/11/15	21,659,458,355	1,566,348	1,565,849	499
Indonesian Rupiah	Standard Chartered Bank	12/11/15	1,340,100,000	96,549	96,881	(332)
Israeli Shekel	Standard Chartered Bank	1/20/16	2,453,905	651,421	635,210	16,211
Japanese Yen	Standard Chartered Bank	1/29/16	51,364,274	430,000	426,491	3,509
Korean Won	Barclays Bank PLC	1/22/16	339,459,520	284,090	297,569	(13,479)
Korean Won	Barclays Bank PLC	1/22/16	158,842,600	140,000	139,241	759
Malaysian Ringgit	Barclays Bank PLC	1/13/16	713,320	165,017	165,397	(380)
Malaysian Ringgit	Barclays Bank PLC	1/13/16	504,660	120,000	117,015	2,985
Malaysian Ringgit	JPMorgan Chase Bank N.A.	1/13/16	832,640	200,000	193,064	6,936
Mexican Peso	Bank of America	11/3/15	28,605,775	1,726,880	1,731,802	(4,922)
Mexican Peso	Barclays Bank PLC	11/3/15	9,079,904	553,942	549,700	4,242
Mexican Peso	JPMorgan Chase Bank N.A.	11/3/15	2,406,637	143,000	145,698	(2,698)
Peruvian Nuevo	Barclays Bank PLC	11/16/15	194,190	60,000	59,183	817
Peruvian Nuevo	Credit Suisse	11/16/15	2,066,709	639,848	629,867	9,981
Peruvian Nuevo	Credit Suisse	3/16/16	1,279,299	382,566	381,419	1,147
Philippine Peso	Credit Suisse	1/15/16	10,076,943	220,261	214,447	5,814
Polish Zloty	JPMorgan Chase Bank N.A.	1/25/16	1,431,377	379,419	369,715	9,704

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Romanian Leu	JPMorgan Chase Bank N.A.	11/10/15	394,225	100,000	97,792	2,208
Romanian Leu	Standard Chartered Bank	11/10/15	827,304	204,667	205,222	(555)
Romanian Leu	Barclays Bank PLC	3/21/16	1,161,530	288,744	288,061	683
Russian Ruble	Barclays Bank PLC	11/20/15	3,308,037	52,000	51,638	362
Russian Ruble	Barclays Bank PLC	11/20/15	23,016,130	345,000	359,280	(14,280)
Russian Ruble	JPMorgan Chase Bank N.A.	11/20/15	2,373,709	37,678	37,053	625
Singapore Dollar	Barclays Bank PLC	1/29/16	428,100	300,000	304,849	(4,849)
South African Rand	Barclays Bank PLC	11/30/15	1,993,230	142,249	143,400	(1,151)
South African Rand	Standard Chartered Bank	11/30/15	2,593,180	196,976	186,563	10,413
South African Rand	JPMorgan Chase Bank N.A.	12/15/15	2,705,874	205,046	194,094	10,952
Taiwanese Dollar	Standard Chartered Bank	2/17/16	12,018,547	370,943	370,569	374
Thai Baht	Standard Chartered Bank	11/6/15	13,345,607	368,051	375,216	(7,165)
Thai Baht	Standard Chartered Bank	11/6/15	58,889,381	1,680,988	1,655,693	25,295
Turkish Lira	Barclays Bank PLC	2/5/16	2,506,448	788,985	836,319	(47,334)
				17,653,351	17,314,642	338,709

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	12/2/15	10,035,943	2,890,293	2,574,661	(315,632)
Brazilian Real	Barclays Bank PLC	12/2/15	294,476	75,000	75,546	546
Brazilian Real	Credit Suisse	12/2/15	1,568,155	450,000	402,301	(47,699)
Brazilian Real	Standard Chartered Bank	12/2/15	519,621	127,000	133,305	6,305
Brazilian Real	UBS AG	12/2/15	362,345	100,000	92,957	(7,043)
Chilean Peso	Credit Suisse	12/4/15	132,184,182	197,442	190,583	(6,859)
Chilean Peso	JPMorgan Chase Bank	12/4/15	51,476,620	74,000	74,219	219
Chilean Peso	Standard Chartered Bank	12/4/15	115,527,600	171,000	166,568	(4,432)
Colombian Peso	JPMorgan Chase Bank	1/14/16	219,296,685	74,347	75,018	671
Colombian Peso	Barclays Bank PLC	1/14/16	777,894,950	249,628	266,105	16,477
European Euro	JPMorgan Chase Bank	11/3/15	65,996	75,471	72,565	(2,906)
Hungarian Forint	Standard Chartered Bank	2/9/16	147,575,738	523,876	522,355	(1,521)
Indonesian Rupiah	Barclays Bank PLC	11/16/15	2,911,060,771	211,560	211,969	409
Indonesian Rupiah	JPMorgan Chase Bank	11/16/15	941,886,133	65,088	68,583	3,495
Indonesian Rupiah	JPMorgan Chase Bank	11/16/15	2,790,702,257	203,300	203,205	(95)
Indonesian Rupiah	Bank of America	12/11/15	225,000,000	15,000	16,266	1,266
Indonesian Rupiah	Barclays Bank PLC	12/11/15	3,632,320,000	256,000	262,595	6,595
Indonesian Rupiah	Credit Suisse	12/11/15	347,300,000	23,000	25,108	2,108
Indonesian Rupiah	Credit Suisse First Boston	12/11/15	2,537,080,000	182,000	183,416	1,416
Indonesian Rupiah	JPMorgan Chase Bank	12/11/15	1,713,005,000	121,000	123,840	2,840
Indonesian Rupiah	Standard Chartered Bank	12/11/15	3,665,580,000	248,000	264,999	16,999
Indonesian Rupiah	UBS AG	12/11/15	5,509,262,500	395,000	398,287	3,287
Israeli Shekel	Barclays Bank PLC	1/20/16	307,474	80,000	79,592	(408)
Israeli Shekel	JPMorgan Chase Bank	1/20/16	433,472	111,000	112,207	1,207
Japanese Yen	Standard Chartered Bank	1/29/16	51,184,426	428,000	424,998	(3,002)
Malaysian Ringgit	Barclays Bank PLC	1/13/16	2,289,860	549,324	530,950	(18,374)
Malaysian Ringgit	Standard Chartered Bank	1/13/16	4,157,325	1,073,412	963,959	(109,453)
Mexican Peso	Barclays Bank PLC	11/3/15	28,221,773	1,742,979	1,708,553	(34,426)
Mexican Peso	Barclays Bank PLC	11/3/15	260,000	15,453	15,740	287
Mexican Peso	Credit Suisse	11/3/15	7,578,675	450,000	458,815	8,815
Mexican Peso	JPMorgan Chase Bank	11/3/15	4,031,868	238,296	244,090	5,794

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Mexican Peso	Bank of America	3/7/16	28,605,775	1,711,742	1,716,580	4,838
Peruvian Nuevo	Barclays Bank PLC	11/16/15	335,000	100,000	102,097	2,097
Peruvian Nuevo	Credit Suisse	11/16/15	1,279,299	391,223	389,889	(1,334)
Peruvian Nuevo	Standard Chartered Bank	11/16/15	646,600	200,000	197,063	(2,937)
Phillippine Peso	JPMorgan Chase Bank	1/15/16	2,358,350	50,000	50,188	188
Polish Zloty	Barclays Bank PLC	1/25/16	791,135	207,576	204,345	(3,231)
Polish Zloty	Standard Chartered Bank	1/25/16	30,000	7,900	7,749	(151)
Romanian Leu	Barclays Bank PLC	11/10/15	1,161,530	288,974	288,130	(844)
Romanian Leu	Standard Chartered Bank	11/10/15	60,000	15,223	14,884	(339)
Russian Ruble	Barclays Bank PLC	11/20/15	11,933,904	191,298	186,288	(5,010)
Russian Ruble	Credit Suisse	11/20/15	2,660,000	40,000	41,522	1,522
Russian Ruble	UBS AG	11/20/15	14,103,973	239,945	220,162	(19,783)
Russian Ruble	JPMorgan Chase Bank	3/23/16	2,373,709	36,390	35,824	(566)
South African Rand	Standard Chartered Bank	11/30/15	2,800,000	217,967	201,442	(16,525)
South African Rand	Barclays Bank PLC	12/15/15	912,940	70,000	65,486	(4,514)
South African Rand	Standard Chartered Bank	12/15/15	16,122,287	1,251,050	1,156,460	(94,590)
Thai Baht	Standard Chartered Bank	11/6/15	64,855,993	1,900,193	1,823,448	(76,745)
Thai Baht	Standard Chartered Bank	11/6/15	7,378,996	205,000	207,463	2,463
Thai Baht	Standard Chartered Bank	3/11/16	35,911,731	1,002,342	1,005,710	3,368
Turkish Lira	Barclays Bank PLC	2/5/16	849,250	283,982	283,367	(615)
Turkish Lira	Standard Chartered Bank	2/5/16	30,000	9,674	10,010	336
Turkish Lira	Standard Chartered Bank	2/5/16	2,175,051	729,889	725,743	(4,146)
				20,566,837	19,877,205	(689,632)

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2015

Common Stocks — 88.8%

	Shares	Value ($)
Argentina — 7.9%
Banco Macro SA, ADR (a)	77,595	4,789,939
Grupo Financiero Galicia SA, ADR	196,975	5,269,082
YPF Sociedad Anonima, ADR	51,253	1,094,764
		11,153,785
Cambodia — 1.6%
NagaCorp Ltd.	3,098,000	2,198,467
Colombia — 3.8%
Banco Davivienda SA	405,431	3,334,726
Cemex Latam Holdings SA (a)	585,187	2,036,839
		5,371,565
Croatia — 2.0%
Hrvatski Telekom dd	53,016	1,137,260
Ledo dd	1,252	1,723,942
		2,861,202
Egypt — 3.3%
Centamin plc	2,537,262	2,487,358
Commercial International Bank, Registered, GDR	375,493	2,196,634
		4,683,992
Georgia — 3.8%
Bank of Georgia Holdings plc	133,806	4,124,977
TBC Bank JSC, Registered, GDR	148,583	1,228,781
		5,353,758
Kazakhstan — 1.5%
Halyk Savings Bank of Kazakhstan JSC, Registered, GDR	345,616	2,125,538
Kenya — 1.4%
Safaricom Ltd.	13,841,200	1,947,267
Kuwait — 7.6%
Kuwait Projects Co. (Holding) KSC	1,988,796	3,743,771
Mabanee Co. SAKC	730,141	2,073,716
Mobile Telecommunications Co.	1,115,000	1,380,862
National Bank of Kuwait SAK	1,331,354	3,605,384
		10,803,733
Morocco — 2.4%
Attijariwafa Bank	100,200	3,329,548
Nigeria — 6.7%
Dangote Cement plc	3,435,345	2,814,676
Diamond Bank plc	106,627,229	1,403,977
Guaranty Trust Bank plc	11,251,260	1,305,617
Nestle Foods Nigeria plc	170,719	707,834
Nigerian Breweries plc	1,627,470	1,119,305
Zenith Bank plc	24,092,871	2,131,041
		9,482,450
Oman — 3.8%
Bank Muscat SAOG	2,567,173	3,574,967
Ooredoo	890,908	1,768,391
		5,343,358
Pakistan — 12.3%
D.G. Khan Cement Co. Ltd.	1,561,500	2,083,333
Engro Corp. Ltd.	1,327,697	3,846,519
Engro Fertilizers Ltd.	984,830	854,397
Lucky Cement Ltd.	273,400	1,387,580
MCB Bank Ltd.	854,869	1,984,564
Nishat Mills Ltd. (a)	2,785,700	2,718,355
The Hub Power Co. Ltd.	2,142,192	2,117,415
United Bank Ltd.	1,639,500	2,550,955
		17,543,118
Peru — 3.0%
Credicorp Ltd.	37,500	4,244,250
Philippines — 7.8%
Energy Development Corp.	19,363,700	2,746,741
First Gen Corp.	7,246,000	3,916,339
Robinsons Land Corp.	3,888,100	2,541,676
Vista Land & Lifescapes, Inc.	15,994,600	1,903,224
		11,107,980
Qatar — 5.0%
Gulf International Services QSC	48,689	857,408
Industries Qatar QSC	100	3,379
Qatar Electricity & Water Co.	38,912	2,272,717
Qatar National Bank	79,538	3,987,826
		7,121,330
Romania — 3.8%
BRD - Groupe Societe Generale (a)	289,007	838,907
Electrica SA	565,961	1,651,252
SIF 5 Oltenia Craiova	6,703,000	2,847,033
		5,337,192
South Korea — 0.4%
Kolao Holdings	44,243	527,858
Sri Lanka — 2.9%
John Keells Holdings plc	3,331,891	4,127,044
United Arab Emirates — 7.8%
Al Noor Hospitals Group plc	73,320	1,329,063
DP World Ltd.	122,187	2,469,399
Emaar Properties PJSC	1,593,642	2,798,604
Emirates NBD PJSC	329,214	806,700
Gulf Marine Services plc	977,741	1,755,762
NMC Health plc	113,534	1,333,512
Union National Bank PJSC	474,026	722,738
		11,215,778
TOTAL COMMON STOCKS (COST $142,469,040)		125,879,213

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Convertible Corporate Bonds — 0.2%

	Principal
	Amount ($)	Value ($)
Oman — 0.2%
Bank Muscat SAOG,
0.35%, 3/19/18	383,981	93,775
Bank Muscat SAOG,
0.45%, 3/20/16	45,141	13,018
Bank Muscat SAOG,
0.45%, 3/20/17	270,600	70,304
Renaissance Services SAOG,
0.38%, 7/25/17	95,205	35,866
		212,963
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $293,578)		212,963

Participatory Notes — 10.7%

	Shares	Value ($)
Saudi Arabia — 3.5%
Al Tayyar Travel Group Holding Co.,
5/24/18, (Merrill Lynch
International & Co.) (a)	132,488	2,306,520
Jarir Marketing Co., 1/17/17,
(Credit Suisse AG)	14,450	624,267
Samba Financial Group, 9/27/16,
(Deutsche Bank AG)	344,489	2,089,733
		5,020,520
United Arab Emirates — 2.5%
Aramex PJSC, 3/30/16,
(Merrill Lynch International & Co.)	4,220,314	3,550,538
Vietnam — 4.7%
PetroVietnam Drilling & Well Services
JSC, 9/6/16, (JPMorgan Chase) (a)	926,195	1,527,676
Vietnam Dairy Products JSC,
1/20/15, (Citigroup Global
Markets Holding, Inc.)	447,137	2,364,850
Vietnam Dairy Products JSC, 2/22/18,
(JPMorgan Chase)	527,579	2,790,297
		6,682,823
TOTAL PARTICIPATORY NOTES
(COST $18,119,293)		15,253,881
TOTAL INVESTMENT SECURITIES
(COST $160,881,911) — 99.7%		141,346,057
Other Assets (Liabilities) — 0.3%		420,239
NET ASSETS — 100%		$141,766,296
____________________

(a) Represents non-income producing security.
ADR — American Depositary Receipt
GDR — Global Depository Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2015:

Percentage of Net Assets
Industry	at Value (%)
Banks	39.3
Real Estate Management & Development	6.6
Independent Power and
Renewable Electricity Producers	6.2
Construction Materials	5.9
Food Products	5.4
Wireless Telecommunication Services	3.6
Chemicals	3.3
Hotels, Restaurants & Leisure	3.2
Energy Equipment & Services	2.9
Industrial Conglomerates	2.9
Diversified Financial Services	2.6
Air Freight & Logistics	2.5
Capital Markets	2.0
Health Care Providers & Services	1.9
Textiles, Apparel & Luxury Goods	1.9
Metals & Mining	1.8
Transportation Infrastructure	1.7
Multi-Utilities	1.6
Electric Utilities	1.2
Oil, Gas & Consumable Fuels	0.8
Diversified Telecommunication Services	0.8
Beverages	0.8
Specialty Retail	0.8
Total	99.7

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2015

Foreign Bonds — 18.1%†

	Principal
	Amount ($)	Value ($)
Brazil — 5.1%
Letra Tesouro Nacional,
13.36%, 1/1/16	25,350,000	6,426,690
Nota do Tesouro Nacional,
2.27%, 1/1/21	255,000,000	55,687,455
		62,114,145
Mexico — 12.8%
Mexican Bonos Desarrollo,
6.25%, 6/16/16 (a)	1,604,200,000	98,798,076
Mexican Bonos Desarrollo,
Series M, 6.50%, 6/10/21 (a)	1,000,000	63,786
Mexican Bonos Desarrollo, Series
M30, 10.00%, 11/20/36 (a)	711,800	59,389
Mexican Cetes, Series BI,
2/18/16	9,500,000,000	56,960,768
		155,882,019
South Africa — 0.2%
Republic of South Africa, Series
R203, 8.25%, 9/15/17	35,115,000	2,592,802
TOTAL FOREIGN BONDS
(COST $241,900,352)		220,588,966

Yankee Dollars — 39.3%

Barbados — 0.1%
Columbus International, Inc.,
7.38%, 3/30/21, Callable
3/30/18 @ 103.68 (b)	1,100,000	1,144,000
Brazil — 4.1%
Banco Votorantim, Registered,
5.25%, 2/11/16	200,000	200,000
Caixa Economica Federal,
4.50%, 10/3/18	1,200,000	1,155,000
Caixa Economica Federal,
Registered, 2.38%, 11/6/17	3,750,000	3,520,313
Caixa Economica Federal,
Registered, 4.50%, 10/3/18	700,000	673,750
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	780,000	695,175
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	3,175,000	2,527,300
Federal Republic of Brazil,
6.00%, 1/17/17	10,900,000	11,357,799
Federal Republic of Brazil,
5.88%, 1/15/19	8,890,000	9,476,740
Federal Republic of Brazil,
4.88%, 1/22/21	7,225,000	7,105,788
Federal Republic of Brazil,
2.63%, 1/5/23	5,065,000	4,183,690
Federal Republic of Brazil,
4.25%, 1/7/25	1,825,000	1,617,406
Marfrig Overseas Ltd.,
Registered, 9.50%, 5/4/20,
Callable 12/19/15 @ 104.75 (b)	1,100,000	1,100,000
Odebrecht Finance Ltd.,
Registered, 4.38%, 4/25/25	200,000	120,400
Odebrecht Finance Ltd.,
Registered, 5.25%, 6/27/29	4,295,000	2,474,994
Odebrecht Oil & Gas Finance Ltd.,
7.00%, 12/29/49 (a)	4,700,000	1,175,000
Odebrecht Drilling Norbe
VIII/IX Ltd., Registered,
6.35%, 6/30/21, Callable
6/30/20 @ 100 (b)	303,400	148,666
Odebrecht Finance Ltd.,
Registered, 7.13%, 6/26/42,
Callable 12/26/41 @ 100 (b)	830,000	493,850
Petrobras International Finance Co.,
7.88%, 3/15/19	800,000	758,000
Petrobras International Finance Co.,
5.38%, 1/27/21	730,000	594,038
		49,377,909
Chile — 0.4%
Banco del Estado de Chile,
2.00%, 11/9/17	2,600,000	2,612,793
CorpBanca SA, 3.13%, 1/15/18	1,975,000	1,980,196
Empresa Nacional de Petroleo,
Registered, 4.75%, 12/6/21	465,000	483,939
		5,076,928
China — 3.7%
CNOOC Curtis Funding No.1
Pty Ltd., 4.50%, 10/3/23	1,425,000	1,490,463
CNOOC Finance (2013) Ltd.,
1.13%, 5/9/16	1,300,000	1,298,293
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	1,000,000	1,026,959
CNPC (HK) Overseas Capital Ltd.,
Registered, 3.13%, 4/28/16	2,000,000	2,016,210
CNPC General Capital Ltd.,
1.45%, 4/16/16	800,000	800,354
CNPC General Capital Ltd.,
Registered, 1.45%, 4/16/16	4,450,000	4,451,789
CNPC General Capital Ltd.,
Registered, 2.75%, 4/19/17	3,794,000	3,846,702
Industrial & Commercial Bank
of China, Series MTN,
2.35%, 11/13/17	2,300,000	2,316,565
Sinopec Capital (2013) Ltd.,
1.25%, 4/24/16	3,300,000	3,301,931
Sinopec Capital (2013) Ltd.,
1.25%, 4/24/16	3,375,000	3,376,829
Sinopec Capital (2013) Ltd.,
1.88%, 4/24/18	3,700,000	3,677,149
Sinopec Group Overseas 2014,
1.75%, 4/10/17	1,800,000	1,799,545

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
China (continued)
Sinopec Group Overseas
Development (2012) Ltd.,
Registered, 3.90%, 5/17/22	10,000,000	10,288,259
Sinopec Group Overseas
Development (2013) Ltd.,
4.38%, 10/17/23	5,400,000	5,651,516
		45,342,564
Colombia — 6.9%
Banco Davivienda SA, Registered,
2.95%, 1/29/18	4,780,000	4,747,496
Banco de Bogota SA, Registered,
5.00%, 1/15/17	600,000	621,000
Grupo Aval Ltd., Registered,
5.25%, 2/1/17	8,440,000	8,648,468
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	380,000	370,462
Republic of Colombia,
7.38%, 1/27/17	29,410,000	31,571,634
Republic of Colombia,
7.38%, 3/18/19	26,185,000	29,955,640
Republic of Colombia,
4.38%, 7/12/21	7,230,000	7,439,670
Republic of Colombia,
6.13%, 1/18/41	1,330,000	1,366,575
		84,720,945
Costa Rica — 0.4%
Costa Rica Government
International Bond, Registered,
4.25%, 1/26/23	3,140,000	2,826,000
Costa Rica Government
International Bond, Registered,
4.38%, 4/30/25	970,000	839,050
Republic of Costa Rica,
4.25%, 1/26/23	1,200,000	1,080,000
		4,745,050
Gabon — 0.2%
Gabonese Republic,
6.38%, 12/12/24	2,200,000	1,892,000
Gabonese Republic, Registered,
6.38%, 12/12/24	900,000	774,000
		2,666,000
Hong Kong — 0.6%
State Grid Overseas Investment,
Registered, 1.75%, 5/22/18	7,000,000	6,964,888
India — 0.1%
ICICI Bank Ltd., 5.00%, 1/15/16	250,000	251,722
ICICI Bank Ltd., 4.75%, 11/25/16	600,000	619,004
		870,726
Indonesia — 3.7%
PT Pertamina (Persero) Tbk,
4.30%, 5/20/23	1,300,000	1,228,167
PT Pertamina Tbk, Registered,
4.88%, 5/3/22	1,300,000	1,279,850
Republic of Indonesia,
5.88%, 1/15/24	3,700,000	4,085,218
Republic of Indonesia, Registered,
7.50%, 1/15/16	4,323,000	4,373,532
Republic of Indonesia, Registered,
6.88%, 3/9/17	3,300,000	3,532,650
Republic of Indonesia, Registered,
11.63%, 3/4/19	6,340,000	8,117,495
Republic of Indonesia, Registered,
5.88%, 3/13/20	1,800,000	1,997,158
Republic of Indonesia, Registered,
4.88%, 5/5/21	12,160,000	12,775,392
Republic of Indonesia, Registered,
3.75%, 4/25/22	5,115,000	5,064,075
Republic of Indonesia, Registered,
5.38%, 10/17/23	1,740,000	1,864,692
Republic of Indonesia, Registered,
5.25%, 1/17/42	425,000	403,538
		44,721,767
Israel — 0.5%
Delek & Avner (Tamar Bond) Ltd.,
2.80%, 12/30/16	1,000,000	990,000
Israel Electric Corp. Ltd.,
Registered, 5.63%, 6/21/18	5,000,000	5,328,800
		6,318,800
Kazakhstan — 0.1%
Development Bank of Kazakhstan,
4.13%, 12/10/22	1,000,000	874,976
Lithuania — 0.1%
Republic of Lithuania, Registered,
7.38%, 2/11/20	870,000	1,044,740
Malaysia — 0.1%
Petronas Capital Ltd.,
3.13%, 3/18/22	1,580,000	1,547,613
Mexico — 3.1%
Comision Federal de Electricidad,
4.88%, 1/15/24	1,600,000	1,636,000
Petroleos Mexicanos,
3.50%, 7/18/18	4,500,000	4,576,500
Petroleos Mexicanos,
5.50%, 1/21/21	6,650,000	7,098,875
Petroleos Mexicanos,
4.88%, 1/18/24	250,000	249,800
United Mexican States,
3.63%, 3/15/22	2,604,000	2,666,496
United Mexican States,
4.00%, 10/2/23	8,560,000	8,833,920
United Mexican States,
3.60%, 1/30/25	2,340,000	2,328,300
United Mexican States, Series A,
6.05%, 1/11/40	4,170,000	4,712,100

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Mexico (continued)
United Mexican States,
4.75%, 3/8/44	330,000	313,500
United Mexican States,
5.55%, 1/21/45	2,170,000	2,297,488
United Mexican States,
4.60%, 1/23/46	3,080,000	2,860,550
		37,573,529
Namibia — 0.1%
Namibia International Bond,
Registered, 5.50%, 11/3/21	1,090,000	1,138,047
Netherlands — 3.0%
Majapahit Holding BV,
7.25%, 6/28/17	1,880,000	2,006,900
Majapahit Holding BV, Registered,
7.75%, 10/17/16	3,314,000	3,471,415
Marfrig Holding Europe BV,
Registered, 6.88%, 6/24/19,
Callable 6/24/17 @ 103.43 (b)	1,900,000	1,733,750
Petrobras Brasileiro SA,
6.85%, 6/5/15	1,465,000	1,005,283
Petrobras Global Finance BV,
3.25%, 3/17/17	3,580,000	3,411,740
Petrobras Global Finance BV,
4.38%, 5/20/23	6,440,000	4,693,150
Petrobras Global Finance BV,
6.25%, 3/17/24	24,595,000	19,699,365
		36,021,603
Panama — 0.5%
Republic of Panama,
5.20%, 1/30/20	5,240,000	5,737,800
Republic of Panama,
6.70%, 1/26/36	360,000	445,500
		6,183,300
Peru — 1.4%
BBVA Banco Continental SA,
Registered, 2.25%, 7/29/16	6,400,000	6,441,600
Continental Senior Trust,
Registered, 5.75%, 1/18/17	5,050,000	5,201,500
Republic of Peru,
4.13%, 8/25/27	3,500,000	3,517,500
Republic of Peru,
6.55%, 3/14/37	1,660,000	2,004,450
		17,165,050

Republic of Serbia — 0.4%
Republic of Serbia,
5.88%, 12/3/18	2,800,000	2,972,536
Republic of Serbia,
4.88%, 2/25/20	925,000	953,906
Republic of Serbia, Registered,
5.25%, 11/21/17	410,000	427,170
		4,353,612
Russian Federation — 0.1%
Gazprom OAO Via Gaz Capital SA,
Registered, 8.15%, 4/11/18	370,000	400,407
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	260,000	250,900
Russian Federation, Registered,
4.88%, 9/16/23	200,000	206,740
		858,047
South Africa — 3.1%
Eskom Holdings SOC Ltd.,
6.75%, 8/6/23	800,000	742,800
Republic of South Africa,
6.88%, 5/27/19	25,230,000	28,131,450
Republic of South Africa,
5.50%, 3/9/20	4,375,000	4,703,125
Republic of South Africa,
5.88%, 5/30/22	3,400,000	3,735,750
		37,313,125
South Korea — 0.3%
Export-Import Bank of Korea,
1.07%, 1/14/17 (a)	3,600,000	3,606,646
Turkey — 5.2%
Republic of Turkey,
7.00%, 9/26/16	41,500,000	43,379,950
Republic of Turkey,
7.50%, 7/14/17	2,860,000	3,098,953
Republic of Turkey,
6.75%, 4/3/18	3,300,000	3,588,750
Republic of Turkey,
7.50%, 11/7/19	2,540,000	2,909,443
Republic of Turkey,
6.25%, 9/26/22	5,500,000	6,105,000
Turkiye Halk Bankasi AS,
3.88%, 2/5/20	2,500,000	2,390,625
Turkiye Is Bankasi AS,
3.88%, 11/7/17	1,000,000	1,007,500
Turkiye Is Bankasi AS,
5.50%, 4/21/19	1,450,000	1,500,750
Turkiye Vakiflar Bankasi TAO,
5.00%, 10/31/18	800,000	811,802
		64,792,773
United States — 0.9%
Pemex Project Funding Master
Trust, 5.75%, 3/1/18	10,000,000	10,621,500
Uruguay — 0.2%
Republica Oriental del Uruguay,
4.50%, 8/14/24	1,755,000	1,825,200
TOTAL YANKEE DOLLARS
(COST $483,180,345)		476,869,338

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

U.S. Treasury Obligations — 20.7%

	Principal
	Amount ($)	Value ($)
U.S. Treasury Bills — 13.7%
0.10% (c), 3/10/16	74,000,000	73,973,804
0.13% (c), 3/24/16	52,870,000	52,841,397
0.18% (c), 3/31/16	39,382,000	39,352,660
		166,167,861
U.S. Treasury Notes — 7.0%
1.25%, 1/31/20	29,800,000	29,595,125
1.38%, 2/29/20	11,870,000	11,846,818
1.38%, 3/31/20	4,000,000	3,986,668
2.13%, 5/15/25	39,500,000	39,432,100
		84,860,711
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $250,116,796)		251,028,572

Affiliated Investment Company — 2.1%

	Shares	Value ($)
HSBC Prime Money Market Fund,
Class I Shares, 0.07% (d)	25,000,000	25,000,000
TOTAL AFFILIATED
INVESTMENT COMPANY
(COST $25,000,000)		25,000,000

Investment Companies — 19.2%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (d)	233,566,623	233,566,623
TOTAL INVESTMENT
COMPANIES (COST
$233,566,623)		233,566,623
TOTAL INVESTMENT
SECURITIES (COST
$1,233,764,116) — 99.4%		1,207,053,499
Other Assets
(Liabilities) — 0.6%		7,632,578
NET ASSETS — 100%		$1,214,686,077
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2015. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Rate presented represents the effective yield at time of purchase.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
MTN — Medium Term Note
ULC — Unlimited Liability Co.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2015:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	41.5
U.S. Treasury Obligation	20.7
Investment Companies	19.2
Oil, Gas & Consumable Fuels	8.3
Banks	3.9
Affiliated Investment Company	2.1
Electric Utilities	2.0
Sovereign	1.0
Food Products	0.2
Construction & Engineering	0.2
Media	0.1
Energy Equipment & Services	0.1
Diversified Financial Services	0.1
Industrial Conglomerates	0.0
Total	99.4

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Futures Contracts Sold

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note December Future	Short	12/21/15	930	$118,749,375	$(74,642)
				$118,749,375	$(74,642)

Interest Rate Swap Agreements

At October 31, 2015, the Fund’s open interest rate swap agreements were as follows:

									Unrealized
Pay/Receive		Fixed			Notional		Notional		Appreciation/
Floating		Rate	Expiration		Amount		Amount	Value	(Depreciation)
Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)		($)	($)	($)
				Barclays
Pay	1-Year BRL CDI	13.87	1/2/17	Bank PLC	96,238,551	BRL	24,959,425	(350,115)	(350,115)
				Standard
Receive	3-Month LIBOR BBA	1.96	5/17/22	Chartered Bank	1,200,000	USD	1,200,000	(26,673)	(26,673)
				Barclays
Receive	3-Month LIBOR BBA	1.77	8/10/22	Bank PLC	13,000,000	USD	13,000,000	(42,743)	(42,743)
								(419,531)	(419,531)

Credit Default Swap Agreements - Buy Protection(a)

At October 31, 2015, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	October 31,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2015 (%)(b)	($)(c)	(%)	($)	($)	($)
CDX Emerging Markets
Index, Series 23	Barclays Bank PLC	6/20/20	3.22	42,630,000	1.00	3,847,973	4,199,055	(351,082)
Emirate of Abu Dhabi
United Arab Emirates	Barclays Bank PLC	6/20/18	0.44	4,400,000	1.00	(72,464)	(72,021)	(443)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.20	100,000	1.00	(1,636)	1,211	(2,847)
	JPMorgan Chase
Republic of Korea	Bank N.A.	9/20/17	0.23	5,000,000	1.00	(81,809)	12,068	(93,877)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.30	5,500,000	1.00	(109,513)	(65,689)	(43,824)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.30	6,000,000	1.00	(119,469)	(77,634)	(41,835)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.30	7,000,000	1.00	(139,380)	(45,513)	(93,867)
	JPMorgan Chase
Republic of Korea	Bank N.A.	6/20/18	0.30	7,000,000	1.00	(139,379)	(59,599)	(79,780)
	Credit Suisse
Republic of Korea	International	6/20/18	0.30	6,000,000	1.00	(119,469)	(63,927)	(55,542)
Republic of Korea	Barclays Bank PLC	12/20/18	0.36	5,500,000	1.00	(121,360)	(97,481)	(23,879)
	JPMorgan Chase
Republic of Korea	Bank N.A	12/20/18	0.36	10,500,000	1.00	(231,686)	(191,452)	(40,234)
Republic of Korea	Barclays Bank PLC	12/20/18	0.36	5,500,000	1.00	(121,360)	(97,533)	(23,827)
	JPMorgan Chase
Republic of Philippines	Bank N.A	9/20/17	0.41	1,700,000	1.00	(22,252)	38,756	(61,008)
State of Qatar	Barclays Bank PLC	9/20/17	0.36	6,250,000	1.00	(85,717)	74,259	(159,976)
						2,482,479	3,554,500	(1,072,021)

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2015, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional			Paid/	Appreciation/
		Expiration	October 31,	Amount	Fixed	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2015 (%)(b)	($)(c)	Rate (%)	($)	($)	($)
Federative Republic	Credit Suisse
of Brazil	International	6/20/18	3.69	14,000,000	1.00	(899,887)	(297,736)	(602,151)
Federative Republic
of Brazil	Barclays Bank PLC	6/20/18	3.69	2,500,000	1.00	(160,764)	(39,915)	(120,849)
Federative Republic	Credit Suisse
of Brazil	International	6/20/18	3.69	4,500,000	1.00	(289,249)	(96,534)	(192,715)
Federative Republic	JPMorgan Chase
of Brazil	Bank N.A	6/20/18	3.57	2,500,000	1.00	(160,694)	(46,715)	(113,979)
Federative Republic
of Brazil	Barclays Bank PLC	6/20/20	4.24	9,000,000	1.00	(1,175,627)	(833,656)	(341,971)
Federative Republic
of Brazil	Barclays Bank PLC	6/20/20	4.18	28,200,000	1.00	(3,682,064)	(2,794,732)	(887,332)
Federative Republic
of Brazil	Barclays Bank PLC	6/20/20	4.24	5,500,000	1.00	(718,439)	(492,196)	(226,243)
Federative Republic	Credit Suisse
of Brazil	International	6/20/20	4.24	20,000,000	1.00	(2,611,393)	(1,236,268)	(1,375,125)
Federative Republic
of Brazil	Barclays Bank PLC	9/20/20	4.31	5,450,000	1.00	(757,470)	(565,326)	(192,144)
Federative Republic	Credit Suisse
of Brazil	International	9/20/20	4.31	1,800,000	1.00	(250,174)	(183,479)	(66,695)
People’s Republic	JPMorgan Chase
of China	Bank N.A	6/20/18	0.47	5,500,000	1.00	73,285	71,224	2,061
People’s Republic	JPMorgan Chase
of China	Bank N.A	6/20/18	0.47	6,000,000	1.00	79,947	83,677	(3,730)
People’s Republic	Credit Suisse
of China	International	6/20/18	0.47	6,000,000	1.00	79,947	37,634	42,313
	Credit Suisse
Republic of Colombia	International	6/20/20	1.93	10,000,000	1.00	(411,761)	(216,616)	(195,145)
	JPMorgan Chase
Republic of Peru	Bank N.A	6/20/17	0.86	100,000	1.00	391	(3,224)	3,615
Republic of Peru	Bank of America	3/20/20	1.52	5,000,000	1.00	(106,277)	(52,494)	(53,783)
	Credit Suisse
Republic of Peru	International	6/20/20	1.58	5,000,000	1.00	(125,846)	(84,791)	(41,055)
Republic of
South Africa	Barclays Bank PLC	12/20/17	1.52	3,500,000	1.00	(39,090)	(88,148)	49,058
Republic of	JPMorgan Chase
South Africa	Bank N.A	12/20/17	1.52	3,500,000	1.00	(39,090)	(99,897)	60,807
Republic of	JPMorgan Chase
South Africa	Bank N.A	9/20/18	1.57	13,000,000	1.00	(302,138)	(716,665)	414,527
Republic of	JPMorgan Chase
South Africa	Bank N.A	3/20/19	1.66	12,700,000	1.00	(408,037)	(725,926)	317,889
Republic of
South Africa	Bank of America	3/20/20	2.04	6,000,000	1.00	(316,653)	(254,676)	(61,977)
Republic of Turkey	Barclays Bank PLC	6/20/19	2.07	10,500,000	1.00	(392,276)	(724,262)	331,986
						(12,613,359)	(9,360,721)	(3,252,638)

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Barclays Bank PLC	12/2/15	389,068,841	107,461,438	99,813,245	7,648,193
Brazilian Real	Credit Suisse First Boston	12/2/15	51,191,140	14,000,000	13,132,776	867,224
Brazilian Real	Standard Chartered Bank	12/2/15	52,187,938	14,382,073	13,388,498	993,575
European Euro	Standard Chartered Bank	2/16/16	34,914,226	39,220,711	38,473,005	747,706
Indonesian Rupiah	Standard Chartered Bank	11/16/15	381,064,500,000	27,000,000	27,747,212	(747,212)
Indonesian Rupiah	Barclays Bank PLC	12/11/15	381,064,500,000	27,414,712	27,548,677	(133,965)
Israeli Shekel	Standard Chartered Bank	1/20/16	102,161,721	27,120,181	26,445,243	674,938
Japanese Yen	Standard Chartered Bank	1/29/16	7,259,085,886	60,770,000	60,274,140	495,860
Korean Won	Barclays Bank PLC	1/22/16	69,718,627,700	58,346,830	61,115,070	(2,768,240)
Mexican Peso	Bank of America	11/3/15	1,118,830,756	67,541,851	67,734,303	(192,452)
Mexican Peso	Barclays Bank PLC	11/3/15	284,068,179	17,287,833	17,197,561	90,272
Mexican Peso	Credit Suisse First Boston	11/3/15	700,503,874	42,738,669	42,408,685	329,984
Mexican Peso	Standard Chartered Bank	11/3/15	936,700,000	56,281,920	56,708,060	(426,140)
Mexican Peso	Standard Chartered Bank	6/16/16	1,678,000,000	107,716,010	99,911,190	7,804,820
South African Rand	Standard Chartered Bank	12/15/15	40,826,999	3,172,335	2,928,540	243,795
Thai Baht	Standard Chartered Bank	11/6/15	944,098,142	27,490,000	26,543,624	946,376
Thai Baht	Standard Chartered Bank	3/11/16	944,098,142	26,338,350	26,439,532	(101,182)
				724,282,913	707,809,361	16,473,552

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Brazilian Real	Bank of America	12/2/15	126,267,539	35,990,000	32,393,169	(3,596,831)
Brazilian Real	Barclays Bank PLC	12/2/15	53,418,185	14,579,000	13,704,111	(874,889)
Brazilian Real	Credit Suisse First Boston	12/2/15	124,396,523	37,337,291	31,913,172	(5,424,119)
Brazilian Real	JPMorgan Chase Bank N.A.	12/2/15	166,586,949	45,982,000	42,736,869	(3,245,131)
Brazilian Real	Standard Chartered Bank	12/2/15	218,388,556	59,828,000	56,026,256	(3,801,744)
Brazilian Real	UBS AG	12/2/15	15,440,327	4,513,000	3,961,122	(551,878)
European Euro	Standard Chartered Bank	2/16/16	33,999,287	39,124,000	37,464,806	(1,659,194)
Hungarian Forint	Standard Chartered Bank	2/9/16	4,961,983	17,614	17,563	(51)
Indonesian Rupiah	Barclays Bank PLC	11/16/15	381,064,500,000	27,693,641	27,747,212	53,571
Indonesian Rupiah	Barclays Bank PLC	12/11/15	91,396,500,000	6,540,000	6,607,419	67,419
Indonesian Rupiah	Credit Suisse First Boston	12/11/15	79,764,680,000	5,722,000	5,766,508	44,508
Indonesian Rupiah	Standard Chartered Bank	12/11/15	33,509,920,000	2,416,000	2,422,566	6,566
Indonesian Rupiah	UBS AG	12/11/15	173,771,902,500	12,459,000	12,562,666	103,666
Japanese Yen	Standard Chartered Bank	1/29/16	7,290,107,134	60,959,000	60,531,718	(427,282)
Mexican Peso	Bank of America	11/3/15	24,866,951	1,461,000	1,505,452	44,452
Mexican Peso	Barclays Bank PLC	11/3/15	1,268,820,759	75,234,000	76,814,735	1,580,735
Mexican Peso	Barclays Bank PLC	11/3/15	333,342,107	20,426,000	20,180,617	(245,383)
Mexican Peso	Credit Suisse First Boston	11/3/15	333,295,127	20,426,000	20,177,773	(248,227)
Mexican Peso	JPMorgan Chase Bank N.A.	11/3/15	346,252,430	20,287,000	20,962,211	675,211
Mexican Peso	Standard Chartered Bank	11/3/15	335,333,642	20,426,000	20,301,185	(124,815)
Mexican Peso	Standard Chartered Bank	11/3/15	398,191,794	23,380,000	24,106,634	726,634
Mexican Peso	Bank of America	3/7/16	1,118,830,756	66,949,751	67,138,957	189,206
South African Rand	Bank of America	12/15/15	120,999,660	8,890,000	8,679,363	(210,637)
South African Rand	Barclays Bank PLC	12/15/15	346,747,099	25,770,000	24,872,333	(897,667)
South African Rand	JPMorgan Chase Bank N.A.	12/15/15	167,374,208	12,585,000	12,005,831	(579,169)
South African Rand	Standard Chartered Bank	12/15/15	1,065,836,687	78,840,034	76,452,968	(2,387,066)
Thai Baht	Standard Chartered Bank	11/6/15	944,098,142	26,571,859	26,543,624	(28,235)
Turkish Lira	Barclays Bank PLC	2/5/16	338,873,366	106,671,294	113,070,940	6,399,646
				861,078,484	846,667,780	(14,410,704)

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2015

Common Stocks — 85.0%

	Shares	Value ($)
China — 16.5%
3SBio, Inc. (a)	51,000	57,841
Aupu Group Holding Co. Ltd.	756,000	201,915
Beijing Capital Land Ltd., H Shares	246,000	118,709
Best Pacific International Holdings Ltd.,
Class H	170,000	72,603
China Meidong Auto Holdings Ltd.	258,000	30,626
China Railway Construction Corp. Ltd.,
Class H	55,500	83,496
Citic Telecom International
Holdings Ltd.	242,000	100,542
Jiashili Group Ltd. (b)	394,000	191,652
Man Wah Holdings Ltd.	196,800	225,482
Sinosoft Technology Group Ltd.	224,000	127,746
Texhong Textile Group Ltd.	127,000	94,221
West China Cement Ltd.	1,030,000	178,081
Xtep International Holdings Ltd.	224,500	116,444
		1,599,358
Hong Kong — 25.5%
China High Speed Transmission
Equipment Group Co. Ltd. (a)	232,000	208,939
China Resources Land Ltd.	75,555	197,409
Chu Kong Shipping Enterprises
Group Co. Ltd.	294,000	88,006
COSCO International
Holdings Ltd. (b)(c)	204,000	115,550
D&G Technology
Holding Co. Ltd. (a)	366,000	68,946
Dream International Ltd. (b)	744,000	139,193
EGL Holdings Co. Ltd.	238,000	71,550
Esprit Holdings Ltd.	56,800	63,979
Far East Consortium
International Ltd.	280,000	102,240
Franshion Properties China Ltd.	546,000	150,759
Haitong International Securities
Group Ltd.	112,000	62,283
Kingmaker Footwear Holdings Ltd.	200,000	48,256
Melco International
Development Ltd.	27,000	42,013
Nexteer Automotive Group Ltd.	268,000	286,313
Shenzhen Investment Ltd.	356,000	144,689
Texwinca Holdings Ltd.	124,000	120,793
Tianjin Development Holdings Ltd.	144,000	93,642
TK Group Holdings Ltd.	242,000	69,630
Valuetronics Holdings Ltd.	382,000	115,915
Varitronix International Ltd.	146,000	100,028
VST Holdings Ltd.	628,000	184,744
		2,474,877
Indonesia — 4.1%
PT Adhi Karya Persero Tbk	608,200	99,180
PT Pakuwon Jati Tbk	4,569,600	142,351
PT Panin Financial Tbk (a)	5,960,000	95,447
PT Tiphone Mobile Indonesia Tbk	1,251,200	64,047
		401,025
Korea, Republic Of — 14.3%
Dongbu Insurance Co. Ltd.	2,791	167,475
ISC Co. Ltd.	1,757	39,459
KIWOOM Securities Co. Ltd.	1,297	66,790
Kolon Industries, Inc.	3,096	168,665
Medy-Tox, Inc.	309	131,987
Modetour Network, Inc.	4,106	131,476
Nongshim Co. Ltd.	302	97,761
NS Shopping Co. Ltd.	549	93,675
PS Tec Co. Ltd.	19,415	127,231
SK Innovation Co. Ltd. (a)	878	91,274
TES Co. Ltd.	6,826	73,056
Vieworks Co. Ltd.	3,104	104,701
Yuhan Corp.	378	93,845
		1,387,395
Malaysia — 2.0%
Berjaya Auto Berhad	330,680	161,796
Prestariang Berhad	66,600	36,310
		198,106
Philippines — 2.0%
Cosco Capital, Inc.	87,900	13,990
EEI Corp.	367,200	59,069
First Philippine Holdings Corp.	78,320	118,207
		191,266
Singapore — 3.0%
Hutchison Port Holdings Trust	330,400	183,372
Innovalues Ltd.	198,400	110,490
		293,862
Taiwan, Province of China — 13.9%
Cathay Financial Holding Co. Ltd.	66,000	94,344
Chin-Poon Industrial Co. Ltd.	80,000	107,948
Cleanaway Co. Ltd.	21,000	103,512
E Ink Holdings, Inc. (a)	164,000	80,333
E.Sun Financial Holding Co. Ltd.	187,038	112,649
King Yuan Electronics Co. Ltd.	219,000	140,333
Phison Electronics Corp.	12,000	87,061
Posiflex Technology, Inc.	23,770	125,953
Radiant Opto-Electronics Corp.	18,000	56,007
San Fang Chemical Industry Co. Ltd.	65,920	82,146
Topco Scientific Co. Ltd.	60,680	96,460
WT Microelectronics Co. Ltd.	164,340	184,541
Zippy Technology Corp.	65,000	76,594
		1,347,881
Thailand — 3.7%
Amata Corp. Public Co. Ltd.	188,800	72,738
Banpu Public Co. Ltd., Registered	155,600	94,953
KCE Electronics PCL	111,600	193,793
		361,484
TOTAL COMMON STOCKS
(COST $8,683,389)		8,255,254

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Exchange-Traded Funds — 9.8%

	Shares	Value ($)
iShares MSCI India Small-Cap ETF	14,103	476,963
Market Vectors India
Small-Cap Index ETF	11,152	476,748
TOTAL EXCHANGE-TRADED FUNDS
(COST $925,961)		953,711

Investment Companies — 4.7%

	Shares	Value ($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (d)	457,484	457,484
TOTAL INVESTMENT COMPANIES
(COST $457,484)		457,484
TOTAL INVESTMENT SECURITIES
(COST $10,066,834) — 99.5%		9,666,449
Other Assets (Liabilities) — 0.5%		46,991
NET ASSETS — 100%		$9,713,440
____________________

(a)	Represents non-income producing security.
(b)	Illiquid securities: The aggregate value of illiquid securities represents 4.6% of net assets of the fund.
(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of October 31, 2015. The total of all such securities represents 1.2% of net assets of the fund.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
ETF — Exchange-Traded Fund

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2015:

Percentage of Net Assets
Industry	at Value (%)
Electronic Equipment,
Instruments & Components	10.1
Exchange-Traded Funds	9.8
Real Estate Management &
Development	9.6
Semiconductors &
Semiconductor Equipment	6.1
Investment Companies	4.7
Textiles, Apparel & Luxury Goods	4.7
Household Durables	4.4
Electrical Equipment	4.2
Auto Components	4.1
Insurance	3.7
Specialty Retail	3.3
Transportation Infrastructure	3.1
Food Products	3.0
Chemicals	2.6
Construction & Engineering	2.5
Hotels, Restaurants & Leisure	2.5
Oil, Gas & Consumable Fuels	1.9
Construction Materials	1.8
Health Care Technology	1.4
Machinery	1.4
Leisure Products	1.4
Capital Markets	1.3
Software	1.3
Banks	1.2
Electric Utilities	1.2
Commercial Services & Supplies	1.1
Health Care Equipment & Supplies	1.1
Internet & Catalog Retail	1.0
Multi-Utilities	1.0
Diversified Telecommunication
Services	1.0
Pharmaceuticals	1.0
Marine	0.9
Biotechnology	0.6
Diversified Consumer Services	0.4
Food & Staples Retailing	0.1
Total	99.5

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015

Foreign Bonds — 17.2%

	Principal
	Amount†	Value ($)
Denmark — 0.7%
DONG Energy A/S, 6.25%, 12/31/99,
Callable 6/26/33 @ 100 (a),(b)	50,000	59,923
TDC A/S, 3.50%, 12/31/99,
Callable 2/26/21 @ 100 (a),(b)	100,000	103,079
		163,002
France — 4.4%
Accor SA, 4.13%, 6/30/49,
Callable 6/30/20 @ 100 (a),(b)	100,000	109,126
AXA SA, Series E, 3.94%, 11/29/49,
Callable 11/7/24 @ 100 (a),(b)	100,000	108,741
Credit Agricole SA, 6.50%, 4/29/49,
Callable 6/23/21 @ 100 (a),(b)	100,000	110,781
Credit Agricole SA, 7.87%, 10/29/49,
Callable 10/26/19 @ 100 (a),(b)	100,000	129,287
Crown International Holdings,
Registered, 4.00%, 7/15/22,
Callable 4/15/22 @ 100 (b)	100,000	114,761
Electricite de France SA, Series E,
5.38%, 1/29/49, Callable
1/29/25 @ 100 (a),(b)	100,000	115,749
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 6/15/18 @ 102.88 (b)	100,000	114,349
GDF SUEZ, 4.75%, 7/29/49,
Callable 7/10/21 @ 100 (a),(b)	100,000	117,573
Lafarge SA, Series E,
6.75%, 12/16/19	50,000	64,724
Orange SA, 4.25%, 2/28/49,
Callable 2/7/20 @ 100 (a),(b)	100,000	114,465
		1,099,556
Germany — 1.7%
Allianz SE, 4.75%, 10/29/49,
Callable 10/24/23 @ 100 (a),(b)	100,000	119,346
Commerzbank AG, Series E,
7.75%, 3/16/21	100,000	133,052
Unitymedia GmbH,
Registered, 6.25%, 1/15/29,
Callable 1/15/21 @ 103.13 (b)	125,000	152,556
		404,954
Luxembourg — 3.9%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18	100,000	117,614
FMC Finance VIII SA, Registered,
6.50%, 9/15/18	50,000	63,053
HeidelbergCement Finance
Luxembourg SA, 7.50%, 7/3/20	125,000	169,406
KION Finance SA, Registered,
6.75%, 2/15/20, Callable
2/15/16 @ 103.38 (b)	100,000	115,085
Picard Bondco SA, Registered,
7.75%, 2/1/20, Callable
8/1/16 @ 105.81 (b)	100,000	117,451
SIG Combibloc Holdings GmbH,
Registered, 7.75%, 2/15/23,
Callable 2/15/18 @ 103.88 (b)	100,000	116,053
Talanx AG, Series E, 8.37%,
6/15/42, Callable 6/15/22
@ 100 (a),(b)	100,000	140,398
Telenet Finance III Luxembourg
SCA, Registered, 6.63%, 2/15/21,
Callable 2/15/16 @ 103.31 (b)	100,000	114,783
		953,843
Netherlands — 3.6%
Carlson Wagonlit BV, Registered,
7.50%, 6/15/19, Callable
6/15/16 @ 103.75 (b)	100,000	115,330
Gas Natural Fenosa Finance BV,
4.13%, 11/29/49, Callable
11/18/22 @ 100 (a),(b)	100,000	107,795
Koninklijke KPN NV, 6.12%, 3/29/49,
Callable 9/14/18 @ 100 (a),(b)	100,000	115,888
LGE Holdco VI BV, Registered,
7.13%, 5/15/24, Callable
5/15/19 @ 103.56 (b)	100,000	119,417
Rabobank Nederland, Registered,
6.88%, 3/19/20	100,000	130,015
Telefonica SA, 7.62%, 9/29/49,
Callable 9/18/21 @ 100 (a),(b)	100,000	120,286
Volkswagen AG, 5.13%, 9/29/49,
Callable 9/2/23 @ 100 (a),(b)	50,000	54,907
Vonovia Finance BV, 4.62%, 4/8/74,
Callable 4/8/19 @ 100 (a),(b)	100,000	112,562
		876,200
Sweden — 0.4%
Volvo Treasury AB, 4.20%, 6/10/75,
Callable 6/10/20 @ 100 (a),(b)	100,000	109,263
United Kingdom — 1.6%
Aviva plc, Series E, 3.38%, 12/4/45,
Callable 12/4/25 @ 100 (a),(b)	100,000	105,166
Rexam plc, 6.75%, 6/29/67,
Callable 6/29/17 @ 100 (a),(b)	50,000	54,975
The Royal Bank of Scotland plc,
Series E, 10.50%, 3/16/22,
Callable 3/16/17 @ 100 (a),(b)	100,000	122,890
Virgin Media Finance plc,
Registered, 4.50%, 1/15/25,
Callable 1/15/20 @ 102.25 (b)	100,000	106,102
		389,133
United States — 0.9%
Jarden Corp., Registered,
3.75%, 10/1/21	100,000	112,150
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100 (b)	100,000	115,461
		227,611
TOTAL FOREIGN BONDS
(COST $4,302,619)		4,223,562

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Yankee Dollars — 16.1%

	Principal
	Amount	Value ($)
Austria — 0.4%
JBS Investments SA, Registered,
7.75%, 10/28/20, Callable
10/28/17 @ 103.87 (b)	100,000	106,550
Bermuda — 1.7%
Aircastle Ltd., 7.63%, 4/15/20	105,000	121,143
Aircastle Ltd., 5.50%, 2/15/22	105,000	111,038
Viking Cruises Ltd., 8.50%,
10/15/22, Callable
10/15/17 @ 104.25 (b)	175,000	190,313
		422,494
Brazil — 3.2%
Federal Republic of Brazil,
2.63%, 1/5/23	200,000	165,200
GTL Trade Finance, Inc., Registered,
5.89%, 4/29/24, Callable
1/29/24 @ 100 (b)	150,000	125,747
Marfrig Overseas Ltd., Registered,
9.50%, 5/4/20, Callable
12/19/15 @ 104.75 (b)	100,000	100,000
Odebrecht Drilling Norbe VIII/IX
Ltd., Registered, 6.35%, 6/30/21,
Callable 6/30/20 @ 100 (b)	82,000	40,180
Petrobras Brasileiro SA,
5.75%, 1/20/20	400,000	341,999
		773,126
Canada — 3.2%
Cascades, Inc., 5.75%, 7/15/23,
Callable 7/15/18 @ 104.31 (b)	90,000	86,400
First Quantum Minerals Ltd., 6.75%,
2/15/20, Callable
2/15/17 @ 103.38 (b)	101,000	76,886
HudBay Minerals, Inc., 9.50%,
10/1/20, Callable
10/1/16 @ 104.75 (b)	90,000	78,525
Lundin Mining Corp., 7.50%,
11/1/20, Callable
11/1/17 @ 103.75 (b)	100,000	100,999
Lundin Mining Corp., 7.88%,
11/1/22, Callable
11/1/18 @ 103.93 (b)(c)	20,000	20,050
Teck Resources Ltd.,
3.15%, 1/15/17	44,000	41,800
Teck Resources Ltd.,
3.85%, 8/15/17	40,000	37,000
Valeant Pharmaceuticals
International, Inc., 5.88%, 5/15/23,
Callable 5/15/18 @ 102.94 (b)	175,000	147,000
Valeant Pharmaceuticals
International, Inc., 6.13%, 4/15/25,
Callable 4/15/20 @ 103.06 (b)(c)	139,000	116,586
VPII Escrow Corp., 7.50%, 7/15/21,
Callable 7/15/16 @ 105.63 (b)	75,000	67,829
		773,075
Colombia — 0.8%
Grupo Aval Ltd., Registered, 4.75%,
9/26/22	200,000	194,980
France — 0.5%
Credit Agricole SA, Registered,
8.37%, 12/31/49, Callable
10/13/19 @ 100 (a),(b)	100,000	113,260
Guatemala — 0.7%
Comcel Trust, Registered,
6.88%, 2/6/24,
Callable 2/6/19 @ 103.44 (b)	200,000	159,500
Ireland (Republic of) — 0.9%
Endo Ltd., 6.00%, 7/15/23,
Callable 7/15/18 @ 104.5 (b)	220,000	220,000
Luxembourg — 1.4%
ArcelorMittal, 10.60%, 6/1/19	150,000	165,750
Intelsat Jackson Holdings SA,
7.25%, 4/1/19,
Callable 12/10/15 @ 103.62 (b)	50,000	47,000
Intelsat Jackson Holdings SA,
6.63%, 12/15/22, Callable
12/15/17 @ 103.31 (b)	95,000	75,050
Intelsat Luxembourg SA,
6.75%, 6/1/18,
Callable 6/1/16 @ 103.38 (b)	75,000	66,563
		354,363
Netherlands — 0.8%
Schaeffler Holdings Finance BV,
6.88%, 8/15/18, Callable
12/10/15 @ 103.44 (b)	200,000	207,000
Russian Federation — 0.8%
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	200,000	193,000
Turkey — 0.6%
Akbank TAS, Registered,
3.88%, 10/24/17	150,000	151,313
United Kingdom — 0.5%
Royal Bank of Scotland Group plc,
7.65%, 8/29/49,
Callable 9/30/31 @ 100 (a),(b)	100,000	124,500
Venezuela — 0.6%
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26	400,000	141,360
TOTAL YANKEE DOLLARS
(COST $4,232,460)		3,934,521

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Corporate Bonds — 55.7%

		Principal
		Amount†	Value ($)
Acadia Healthcare Co., Inc.,
5.63%, 2/15/23, Callable
2/15/18 @ 104.22		120,000	120,150
Ahern Rentals, Inc., 7.38%, 5/15/23,
Callable 5/15/18 @ 105.53		75,000	69,750
Alere, Inc., 6.38%, 7/1/23,
Callable 7/1/18 @ 104.78		100,000	104,000
Ally Financial, Inc., 4.13%, 3/30/20		175,000	180,687
Ally Financial, Inc., 7.50%, 9/15/20		87,000	101,736
Ally Financial, Inc., 8.00%, 3/15/20		87,000	102,878
Alphabet Holding Co., Inc., 7.75%,
11/1/17, Callable 12/10/15 @ 101		35,000	34,388
AMC Entertainment, Inc.,
5.75%, 6/15/25,
Callable 6/15/20 @ 102.88		130,000	130,975
American Express Co.,
5.20%, 12/31/49,
Callable 11/15/19 @ 100 (a)		75,000	75,000
Antero Resources Corp.,
6.00%, 12/1/20,
Callable 12/1/15 @ 104.5		85,000	81,600
Asbury Automotive Group, Inc.,
6.00%, 12/15/24,
Callable 12/15/19 @ 103 (c)		40,000	42,300
Bank of America Corp.,
8.12%, 12/29/49,
Callable 5/15/18 @ 100 (a)		100,000	104,375
Beazer Homes USA, Inc.,
5.75%, 6/15/19,
Callable 3/15/19 @ 100		100,000	96,250
Blue Cube Spinco, Inc.,
9.75%, 10/15/23,
Callable 10/15/20 @ 102.44 (c)		36,000	38,790
Blue Cube Spinco, Inc.,
10.00%, 10/15/25,
Callable 10/15/20 @ 105 (c)		27,000	29,295
Blue Racer Midstream LLC, 6.13%,
11/15/22, Callable 11/15/17 @
104.59	.	42,000	39,270
Boyd Gaming Corp.,
6.88%, 5/15/23,
Callable 5/15/18 @ 105.15		115,000	121,900
Building Materials Corp.,
6.00%, 10/15/25,
Callable 10/15/20 @ 103 (c)		18,000	19,125
Cablevision Systems Corp.,
8.63%, 9/15/17		125,000	133,438
Calumet Specialty Products Partners
LP, 6.50%, 4/15/21,
Callable 4/15/17 @ 103.25		160,000	148,799
Capital One Financial Corp.,
5.55%, 12/31/49,
Callable 6/1/20 @ 100 (a)		70,000	70,131
Carmike Cinemas, Inc.,
6.00%, 6/15/23,
Callable 6/15/18 @ 104.5		110,000	113,982
Carrizo Oil & Gas, Inc.,
7.50%, 9/15/20,
Callable 9/15/16 @ 103.75		80,000	79,800
CCO Holdings LLC, 6.63%, 1/31/22,
Callable 1/31/17 @ 103.31		165,000	174,899
Cemex Finance LLC, Registered,
9.38%, 10/12/22, Callable
10/12/17 @ 104.69		200,000	217,500
Citigroup, Inc., 5.80%, 11/29/49,
Callable 11/15/19 @ 100 (a)		85,000	84,469
CommScope Technologies Finance
LLC, 6.00%, 6/15/25,
Callable 6/15/20 @ 103		130,000	131,950
Community Health Systems, Inc.,
6.88%, 2/1/22,
Callable 2/1/18 @ 103.44		50,000	50,375
Community Health Systems, Inc.,
8.00%, 11/15/19,
Callable 11/15/15 @ 104		50,000	52,000
Concho Resources, Inc.,
6.50%, 1/15/22,
Callable 1/15/17 @ 103.25		110,000	113,988
Dana Holding Corp., 6.00%,
9/15/23, Callable 9/15/18 @ 103		125,000	129,375
DaVita HealthCare Partners, Inc.,
5.13%, 7/15/24,
Callable 7/15/19 @ 102.56		165,000	167,784
DCP Midstream LLC,
8.13%, 8/16/30		120,000	119,254
DISH DBS Corp., 5.88%, 7/15/22		120,000	117,600
Dollar Tree, Inc., 5.25%, 3/1/20,
Callable 3/1/17 @ 102.63		50,000	52,125
Dollar Tree, Inc., 5.75%, 3/1/23,
Callable 3/1/18 @ 104		50,000	52,688
Dynegy, Inc., 7.63%, 11/1/24,
Callable 11/1/19 @ 103.81		130,000	130,325
Eldorado Resorts, Inc., 7.00%, 8/1/23,
Callable 8/1/18 @ 105.25		135,000	136,688
Energy Transfer Equity LP, 5.88%,
1/15/24, Callable 10/15/23 @ 100		85,000	82,346
Energy Transfer Equity LP,
7.50%, 10/15/20		100,000	107,520
EP Energy LLC/ Everest Acquisition
Finance, Inc., 6.38%, 6/15/23,
Callable 6/15/18 @ 104.78		100,000	75,500
EP Energy LLC/ Everest Acquisition
Finance, Inc., 9.38%, 5/1/20,
Callable 5/1/16 @ 104.68		135,000	117,450
Fifth Third Bancorp,
4.90%, 12/29/49,
Callable 9/30/19 @ 100 (a)		60,000	56,700
First Data Corp., 6.75%, 11/1/20,
Callable 11/1/15 @ 100		120,000	126,450
First Data Corp., 7.00%, 12/1/23,
Callable 12/1/18 @ 103.5 (c)		200,000	204,000
First Data Corp., 8.25%, 1/15/21,
Callable 1/15/16 @ 104.12		10,000	10,488
First Quality Finance Co., Inc.,
4.63%, 5/15/21,
Callable 5/15/16 @ 103.46 (c)		35,000	32,463
Frontier Communications Corp.,
8.88%, 9/15/20,
Callable 6/15/20 @ 100 (c)		107,000	111,079
Frontier Communications Corp.,
10.50%, 9/15/22,
Callable 6/15/22 @ 100 (c)		32,000	33,200
44 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Corporate Bonds, continued

	Principal
	Amount	Value ($)
Genesis Energy LP, 5.75%, 2/15/21,
Callable 2/15/17 @ 102.88	115,000	107,525
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/18 @ 103.38	23,000	22,425
Golden Nugget Escrow, Inc.,
8.50%, 12/1/21,
Callable 12/1/17 @ 104.25	100,000	103,500
Halcon Resources Corp.,
8.63%, 2/1/20,
Callable 2/1/17 @ 104.31	50,000	43,125
Halcon Resources Corp.,
8.88%, 5/15/21,
Callable 11/15/16 @ 104.44	75,000	25,172
HCA Holdings, Inc.,
5.25%, 4/15/25,
Callable 10/15/20 @ 105	150,000	155,250
HCA Holdings, Inc.,
6.50%, 2/15/20	70,000	78,313
HCA Holdings, Inc.,
8.00%, 10/1/18	65,000	73,694
HD Supply, Inc., 5.25%, 12/15/21,
Callable 12/15/17 @ 103.94	40,000	42,000
HD Supply, Inc., 11.50%, 7/15/20,
Callable 10/15/16 @ 105.75	100,000	113,375
Infor, Inc., 5.75%, 8/15/20,
Callable 8/15/17 @ 102.87 (c)	5,000	5,100
Infor, Inc., 6.50%, 5/15/22	125,000	118,438
International Lease Finance Corp.,
5.88%, 8/15/22	75,000	82,313
International Lease Finance Corp.,
8.25%, 12/15/20	75,000	89,625
International Lease Finance Corp.,
8.88%, 9/1/17	150,000	166,499
Jaguar Holding Co. II,
6.38%, 8/1/23,
Callable 8/1/18 @ 104.78 (c)	93,000	93,116
Jarden Corp., 5.00%, 11/15/23,
Callable 11/15/18 @ 103.75 (c)	8,000	8,220
JPMorgan Chase & Co.,
5.30%, 12/31/49,
Callable 5/1/20 @ 100 (a)	60,000	60,180
JPMorgan Chase & Co.,
6.00%, 12/29/49,
Callable 8/1/23 @ 100 (a)	60,000	60,870
KB Home, 7.50%, 9/15/22	100,000	102,500
Kindred Healthcare, Inc., 6.38%,
4/15/22, Callable
4/15/17 @ 104.78	215,000	203,175
Kinetic Concepts, Inc., 10.50%,
11/1/18, Callable
11/1/15 @ 105.25	90,000	95,031
L Brands, Inc., 6.63%, 4/1/21	65,000	73,613
L Brands, Inc., 6.88%, 11/1/35 (c)	10,000	10,425
L Brands, Inc., 6.95%, 3/1/33	60,000	62,550
Landry's, Inc., 9.38%, 5/1/20,
Callable 12/10/15 @ 107.03	170,000	182,325
Laredo Petroleum, Inc.,
5.63%, 1/15/22,
Callable 1/15/17 @ 104.21	45,000	42,300
Laredo Petroleum, Inc.,
7.38%, 5/1/22,
Callable 5/1/17 @ 103.69	105,000	103,688
Level 3 Financing, Inc.,
5.13%, 5/1/23,
Callable 5/1/18 @ 102.56	90,000	91,013
Level 3 Financing, Inc., 5.38%,
1/15/24, Callable
1/15/19 @ 102.56 (c)	24,000	24,300
Level 3 Financing, Inc., 8.63%,
7/15/20, Callable
1/15/16 @ 104.31	80,000	84,500
MGM Resorts International,
7.75%, 3/15/22	90,000	99,900
MGM Resorts International,
11.38%, 3/1/18	85,000	100,300
Morgan Stanley, 5.45%, 7/29/49,
Callable 7/15/19 @ 100 (a)	100,000	98,375
MPH Acquisition Holdings LLC,
6.63%, 4/1/22,
Callable 4/1/17 @ 104.97 (c)	192,000	195,840
MSCI, Inc., 5.75%, 8/15/25,
Callable 8/15/20 @ 102.87 (c)	38,000	40,071
National CineMedia LLC,
7.88%, 7/15/21,
Callable 7/15/16 @ 103.94	120,000	126,600
Navient Corp.,
7.25%, 1/25/22, MTN	50,000	49,469
Navient Corp.,
8.00%, 3/25/20, MTN	100,000	106,000
NBTY, Inc., 9.00%, 10/1/18,
Callable 12/10/15 @ 104.5	35,000	35,830
Outfront Media Capital LLC,
5.25%, 2/15/22,
Callable 2/15/17 @ 103.94	130,000	133,575
Owens-Brockway Packaging, Inc.,
5.00%, 1/15/22	90,000	91,744
Owens-Brockway Packaging, Inc.,
5.88%, 8/15/23 (c)	45,000	47,756
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (c)	27,000	28,755
PBF Holding Co. LLC,
8.25%, 2/15/20,
Callable 2/15/16 @ 104.13	175,000	183,749
PBF Logistics LP, 6.88%, 5/15/23	100,000	93,000
Peninsula Gaming LLC,
8.38%, 2/15/18,
Callable 12/10/15 @ 104.19	75,000	78,000
Penske Automotive Group, Inc.,
5.75%, 10/1/22,
Callable 10/1/17 @ 102.88	85,000	87,762
Pinnacle Entertainment, Inc.,
6.38%, 8/1/21,
Callable 8/1/16 @ 104.78	205,000	218,324
Plastipak Holdings, Inc.,
6.50%, 10/1/21,
Callable 10/1/16 @ 104.88	90,000	89,100
Platform Specialty Products Corp.,
6.50%, 2/1/22,
Callable 2/1/18 @ 103.25 (c)	80,000	68,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 45

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Corporate Bonds, continued

	Principal
	Amount	Value ($)
Regal Entertainment Group,
5.75%, 6/15/23,
Callable 6/15/18 @ 102.88	85,000	85,000
Resolute Forest Products, Inc.,
5.88%, 5/15/23,
Callable 5/15/17 @ 104.41	105,000	77,700
Reynolds Group Issuer, Inc.,
7.13%, 4/15/19,
Callable 12/7/15 @ 101.78	100,000	101,813
Reynolds Group Issuer, Inc., 9.88%,
8/15/19, Callable
12/10/15 @ 104.94	117,000	123,142
Rite Aid Corp., 6.13%, 4/1/23,
Callable 4/1/18 @ 104.59	110,000	118,525
Rose Rock Midstream LP, 5.63%,
11/15/23, Callable
5/15/19 @ 102.81	161,000	140,070
RSI Home Products, Inc., 6.50%,
3/15/23, Callable
3/15/18 @ 104.88	90,000	93,150
Sanchez Energy Corp.,
6.13%, 1/15/23,
Callable 7/15/18 @ 103.06	195,000	141,374
Sealed Air Corp., 5.13%, 12/1/24,
Callable 9/1/24 @ 100	47,000	48,293
Select Medical Holdings Corp.,
6.38%, 6/1/21,
Callable 6/1/16 @ 104.78	170,000	150,450
Seminole Hard Rock Entertainment,
Inc., 5.88%, 5/15/21 (c)	55,000	54,863
Service Corp. International,
5.38%, 5/15/24,
Callable 5/15/19 @ 102.69	15,000	15,994
Sirius XM Radio, Inc.,
6.00%, 7/15/24,
Callable 7/15/19 @ 103	175,000	184,765
Smithfield Foods, Inc.,
5.25%, 8/1/18,
Callable 12/10/15 @ 102	150,000	153,188
Sprint Communications, Inc.,
6.00%, 11/15/22	125,000	106,811
Sprint Communications, Inc.,
8.38%, 8/15/17	115,000	117,731
Sprint Corp., 7.88%, 9/15/23	115,000	106,088
Steel Dynamics, Inc.,
6.38%, 8/15/22,
Callable 8/15/17 @ 103.19	100,000	102,750
Targa Resources Partners LP,
4.25%, 11/15/23,
Callable 5/15/18 @ 102.31	70,000	61,250
Targa Resources Partners LP,
6.63%, 10/1/20, Callable 10/1/16
@ 103.31	75,000	74,438
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23,
Callable 1/15/23 @ 100	110,000	111,100
Tenet Healthcare Corp.,
6.00%, 10/1/20	100,000	108,000
Tenet Healthcare Corp.,
8.13%, 4/1/22	200,000	211,499
The Chemours Co., 6.63%, 5/15/23,
Callable 5/15/18 @ 104.97	75,000	55,969
The Goldman Sachs Group, Inc.,
5.37%, 12/31/49,
Callable 5/10/20 @ 100 (a)	70,000	69,741
The Manitowoc Co., Inc.,
5.88%, 10/15/22,
Callable 10/15/17 @ 102.94	135,000	139,388
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25	150,000	152,250
T-Mobile US, Inc., 6.63%, 4/28/21,
Callable 4/28/17 @ 103.32	150,000	155,250
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/18 @ 102.94	110,000	113,025
United Rentals North America, Inc.,
4.63%, 7/15/23,
Callable 7/15/18 @ 103.47	87,000	87,380
United Rentals North America, Inc.,
6.13%, 6/15/23,
Callable 12/15/17 @ 103.06	87,000	90,785
Univision Communications, Inc.,
5.13%, 5/15/23,
Callable 5/15/18 @ 102.56	175,000	173,250
Univision Communications, Inc.,
6.75%, 9/15/22,
Callable 9/15/17 @ 103.37 (c)	15,000	15,844
Virgin Media Communications Ltd.,
6.38%, 4/15/23,
Callable 4/15/18 @ 103.18	200,000	205,999
Wells Fargo & Co., 7.98%, 3/29/49,
Callable 3/15/18 @ 100 (a)	75,000	79,875
Windstream Services LLC,
7.75%, 10/1/21,
Callable 10/1/16 @ 103.88	150,000	129,328
Wise Metals Group LLC,
8.75%, 12/15/18,
Callable 6/15/16 @ 104.38	150,000	141,750
WPX Energy, Inc., 7.50%, 8/1/20,
Callable 7/1/20 @ 100	100,000	94,750
Zayo Group LLC, 6.00%, 4/1/23,
Callable 4/1/18 @ 104.5	125,000	127,438
Zebra Technologies Corp.,
7.25%, 10/15/22,
Callable 10/15/17 @ 105.43	100,000	108,875
		13,652,036
TOTAL CORPORATE BONDS
(COST $14,013,607)		13,652,036

Exchange Traded Fund — 0.8%

	Shares
SPDR Barclays
High Yield Bond ETF	5,521	201,351
TOTAL EXCHANGE TRADED
FUND (COST $211,438)		201,351

46 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Investment Companies — 9.4%

	Shares	Value ($)
Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01%(d)	2,307,352	2,307,352
TOTAL INVESTMENT COMPANIES
(COST $2,307,352)		2,307,352
TOTAL INVESTMENT SECURITIES
(COST $25,067,476) — 99.2%		24,318,822
Other Assets (Liabilities) — 0.8%		199,218
NET ASSETS — 100%		$24,518,040
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2015. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
ETF — Exchange-Traded Fund
MTN — Medium Term Note
SPDR — Standard & Poor's Depositary Receipt
LLC — Limited Liability Company

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2015:

Percentage of Net Assets
Industry	at Value (%)
Oil, Gas & Consumable Fuels	11.6
Investment Companies	9.4
Media	7.6
Banks	6.5
Health Care Providers & Services	6.3
Hotels, Restaurants & Leisure	6.1
Diversified Telecommunication Services	5.8
Trading Companies & Distributors	4.2
Containers & Packaging	3.8
Metals & Mining	3.7
Wireless Telecommunication Services	3.7
Diversified Financial Services	3.1
Consumer Finance	2.7
Pharmaceuticals	2.4
Specialty Retail	1.7
Machinery	1.6
Food Products	1.4
Insurance	1.3
IT Services	1.3
Household Durables	1.3
Construction Materials	1.2
Real Estate Management &
Development	1.0
Auto Components	1.0
Electric Utilities	0.9
Exchange Traded Fund	0.8
Chemicals	0.8
Health Care Equipment & Supplies	0.8
Capital Markets	0.7
Sovereign Bonds	0.7
Multi-Utilities	0.5
Distributors	0.5
Building Products	0.5
Communications Equipment	0.5
Independent Power and Renewable
Electricity Producers	0.5
Food & Staples Retailing	0.5
Software	0.5
Life Sciences Tools & Services	0.4
Multiline Retail	0.4
Electronic Equipment,
Instruments & Components	0.4
Paper & Forest Products	0.3
Personal Products	0.3
Automobiles	0.2
Energy Equipment & Services	0.2
Commercial Services & Supplies	0.1
Total	99.2

See notes to financial statements.	HSBC FAMILY OF FUNDS 47

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

At October 31, 2015, the Fund's open forward foreign currency exchange contracts were as follows:

						Net Unrealized
			Contract	Contract		Appreciation/
		Delivery	Amount	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	(Local Currency)	($)	($)	($)
Brazilian Real	UBS AG	12/2/15	111,427	30,599	28,586	2,013
European Euro	UBS AG	11/3/15	3,988,527	4,470,807	4,385,565	85,242
European Euro	UBS AG	12/2/15	3,876,527	4,269,569	4,264,025	5,544
Mexican Peso	Bank of America	11/3/15	987,189	59,595	59,765	(170)
				8,830,570	8,737,941	92,629

						Net Unrealized
			Contract	Contract		Appreciation/
		Delivery	Amount	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	(Local Currency)	($)	($)	($)
Brazilian Real	Bank of America	12/2/15	109,380	30,000	28,061	(1,939)
Brazilian Real	UBS AG	12/2/15	441,705	130,000	113,317	(16,683)
European Euro	UBS AG	11/3/15	112,000	125,723	123,149	(2,574)
Indonesian Rupiah	UBS AG	12/11/15	415,050,000	30,000	30,006	6
Mexican Peso	Bank of America	11/3/15	987,189	58,000	59,765	1,765
Mexican Peso	Bank of America	3/7/16	987,189	59,072	59,239	167
South African Rand	Bank of America	12/15/15	385,323	29,000	27,639	(1,361)
Turkish Lira	UBS AG	2/5/16	88,350	27,783	29,479	1,696
				489,578	470,655	(18,923)

48 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015

Foreign Bonds — 24.0%

	Principal
	Amount†	Value ($)
Belgium — 0.4%
AG Insurance SA-NV, 3.50%,
6/30/47, Callable 6/30/27
@ 100 (a),(b)	100,000	99,673
China — 0.7%
Hutchison Whampoa Ltd., 3.75%,
5/29/49, Callable 5/10/18
@ 100 (a),(b)	150,000	165,750
France — 6.5%
AXA SA, Series E, 3.94%, 11/29/49,
Callable 11/7/24 @ 100 (a),(b)	100,000	108,741
Banque Federative du Credit Mutuel
SA, Series E, 3.00%, 5/21/24	100,000	114,876
BPCE SA, 2.75%, 7/8/26,
Callable 7/8/21 @ 100 (a),(b)	200,000	222,452
Credit Agricole SA, 6.50%, 4/29/49,
Callable 6/23/21 @ 100 (a),(b)	150,000	166,171
Crown International Holdings,
Registered, 4.00%, 7/15/22,
Callable 4/15/22 @ 100 (b)	100,000	114,761
Electricite de France SA,
Series E, 5.38%, 1/29/49,
Callable 1/29/25 @ 100 (a),(b)	100,000	115,749
GDF SUEZ, Series N10, 3.88%,
6/2/49, Callable 6/2/24
@ 100 (a),(b)	100,000	110,657
GDF SUEZ, 4.75%, 7/29/49,
Callable 7/10/21 @ 100 (a),(b)	100,000	117,572
Lafarge SA, Series E,
6.75%, 12/16/19	100,000	129,448
Novalis SAS, Registered, 3.00%,
4/30/22, Callable 4/30/18
@ 101.5 (b)	100,000	106,388
Orange SA, 4.25%, 2/28/49,
Callable 2/7/20 @ 100 (a),(b)	100,000	114,465
Societe Generale, 2.50%, 9/16/26,
Callable 9/16/21 @ 100 (a),(b)	100,000	108,398
VINCI SA, 6.34%, 11/29/49,
Callable 11/13/15 @ 100 (a),(b)	100,000	110,104
		1,639,782
Germany — 2.8%
Bayer AG, 3.00%, 7/1/75,
Callable 7/1/20 @ 100 (a),(b)	150,000	166,575
Bertelsmann SE & Co. KGaA,
3.00%, 4/23/75, Callable 4/23/23
@ 100 (a),(b)	100,000	104,409
Commerzbank AG, Series E,
7.75%, 3/16/21	100,000	133,052
TUI AG, Registered, 4.50%, 10/1/19,
Callable 10/1/16 @ 102.25 (b)	100,000	115,201
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable 1/15/21
@ 103.13 (b)	150,000	183,067
		702,304
Guernsey — 0.4%
Credit Suisse Group Funding Ltd.,
Series E, 1.25%, 4/14/22	100,000	106,451
Ireland (Republic of) — 0.5%
Bank of Ireland, Series E, 4.25%,
6/11/24, Callable 6/11/19
@ 100 (a),(b)	100,000	113,218
Italy — 1.7%
Enel SpA, 5.00%, 1/15/75,
Callable 1/15/20 @ 100 (a),(b)	100,000	115,470
EXOR SpA, 2.50%, 10/8/24	100,000	109,900
Intesa Sanpaolo SpA, Series E,
6.63%, 9/13/23	150,000	200,661
		426,031
Luxembourg — 2.7%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18	150,000	176,421
HeidelbergCement AG,
8.50%, 10/31/19	150,000	206,190
Talanx AG, Series E, 8.37%, 6/15/42,
Callable 6/15/22 @ 100 (a),(b)	200,000	280,795
		663,406
Netherlands — 4.2%
Aegon NV, Series E, 4.00%, 4/25/44,
Callable 4/25/24 @ 100 (a),(b)	100,000	109,760
Alliander NV, 3.25%, 11/29/49,
Callable 11/27/18 @ 100 (a),(b)	100,000	113,799
Fresenius SE & Co. KGaA,
Registered, 3.00%, 2/1/21	100,000	117,152
Rabobank Nederland, Registered,
6.88%, 3/19/20	200,000	260,031
Telefonica SA, 7.62%, 9/29/49,
Callable 9/18/21 @ 100 (a),(b)	100,000	120,286
Volkswagen AG, 5.13%, 9/29/49,
Callable 9/2/23 @ 100 (a),(b)	175,000	192,173
Wolters Kluwer NV, 2.50%, 5/13/24,
Callable 2/13/24 @ 100 (b)	100,000	116,787
		1,029,988
Spain — 1.1%
Mapfre SA, 5.92%, 7/24/37,
Callable 7/24/17 @ 100 (a),(b)	150,000	171,855
Santander Issuances, Series E,
2.50%, 3/18/25	100,000	104,774
		276,629
United Kingdom — 1.6%
FCE Bank plc, Series E,
1.11%, 5/13/20	100,000	108,975
Rexam plc, 6.75%, 6/29/67,
Callable 6/29/17 @ 100 (a),(b)	125,000	137,438
The Royal Bank of Scotland plc,
Series E, 10.50%, 3/16/22,
Callable 3/16/17 @ 100 (a),(b)	125,000	153,612
		400,025

See notes to financial statements.	HSBC FAMILY OF FUNDS 49

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Foreign Bonds†, continued

	Principal
	Amount	Value ($)
United States — 1.4%
Discovery Communications, Inc.,
1.90%, 3/19/27, Callable 12/19/26
@ 100 (b)	100,000	96,855
The Goldman Sachs Group, Inc.,
4.75%, 10/12/21	100,000	128,328
ZF North America Capital, Inc.,
2.25%, 4/26/19	100,000	110,043
		335,226
TOTAL FOREIGN BONDS
(COST $6,035,717)		5,958,483

Yankee Dollars — 27.6%

Austria — 0.3%
JBS Investments SA, Registered,
7.75%, 10/28/20, Callable 10/28/17
@ 103.87 (b)	75,000	79,913
Bermuda — 0.6%
Aircastle Ltd., 5.50%, 2/15/22	100,000	105,750
Viking Cruises Ltd., 8.50%, 10/15/22,
Callable 10/15/17 @ 104.25 (b)	50,000	54,375
		160,125
Brazil — 4.4%
Federal Republic of Brazil,
2.63%, 1/5/23	500,000	412,999
GTL Trade Finance, Inc., Registered,
5.89%, 4/29/24, Callable 1/29/24
@ 100 (b)	150,000	125,747
Marfrig Overseas Ltd., Registered,
9.50%, 5/4/20, Callable 12/19/15
@ 104.75 (b)	100,000	100,000
Odebrecht Drilling Norbe VIII/IX
Ltd., Registered, 6.35%, 6/30/21,
Callable 6/30/20 @ 100 (b)	164,000	80,360
Petrobras Brasileiro SA,
5.75%, 1/20/20	400,000	342,000
		1,061,106
Canada — 1.4%
Cascades, Inc., 5.75%, 7/15/23,
Callable 7/15/18 @ 104.31 (b)	25,000	24,000
First Quantum Minerals Ltd.,
6.75%, 2/15/20, Callable 2/15/17
@ 103.38 (b)	13,000	9,896
Glencore Finance Canada Ltd.,
6.00%, 11/15/41	100,000	79,069
Lundin Mining Corp., 7.50%, 11/1/20,
Callable 11/1/17 @ 103.75 (b)	25,000	25,250
Lundin Mining Corp., 7.88%, 11/1/22,
Callable 11/1/18 @ 103.93 (b)(c)	7,000	7,018
Teck Resources Ltd.,
3.15%, 1/15/17	30,000	28,500
Teck Resources Ltd.,
3.85%, 8/15/17	22,000	20,350
The Toronto-Dominion Bank,
Series G, 1.75%, 7/23/18	100,000	100,478
Valeant Pharmaceuticals International,
Inc., 5.88%, 5/15/23, Callable
5/15/18 @ 102.94 (b)	75,000	63,000
		357,561
Chile — 0.8%
CorpBanca SA, 3.13%, 1/15/18	200,000	200,526
China — 2.4%
China Overseas Land & Investment
Ltd., 4.25%, 5/8/19	200,000	207,803
CNOOC Finance (2013) Ltd.,
3.00%, 5/9/23	200,000	189,347
Sinopec Group Overseas
Development (2012) Ltd.,
Registered, 3.90%, 5/17/22	200,000	205,765
		602,915
Colombia — 1.6%
Grupo Aval Ltd., Registered,
4.75%, 9/26/22	200,000	194,980
Republic of Colombia,
4.38%, 7/12/21	200,000	205,800
		400,780
France — 0.9%
Electricite de France SA, 5.25%,
1/29/49, Callable 1/29/23
@ 100 (a),(b)	100,000	99,500
Orange SA, 5.50%, 2/6/44,
Callable 8/6/43 @ 100 (b)	100,000	111,329
		210,829
Germany — 0.4%
Deutsche Bank AG,
2.95%, 8/20/20	100,000	100,303
Guatemala — 0.6%
Comcel Trust, Registered,
6.88%, 2/6/24, Callable 2/6/19
@ 103.44 (b)	200,000	159,500
Hong Kong — 1.3%
CITIC Ltd., Series E,
6.88%, 1/21/18	300,000	327,009
Indonesia — 1.5%
Republic of Indonesia,
Registered, 3.38%, 4/15/23	400,000	381,127
Kazakhstan — 0.8%
Republic of Kazakhstan, Registered,
5.13%, 7/21/25	200,000	198,905
Luxembourg — 0.8%
Actavis Funding SCS, 4.75%,
3/15/45, Callable
9/15/44 @ 100 (b)	100,000	96,163
ArcelorMittal, 10.60%, 6/1/19	100,000	110,500
		206,663

50 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Yankee Dollars, continued

	Principal
	Amount	Value ($)
Mexico — 2.8%
Petroleos Mexicanos,
4.88%, 1/24/22	500,000	508,875
United Mexican States,
4.00%, 10/2/23	146,000	150,672
		659,547
Netherlands — 0.7%
LyondellBasell Industries NV,
4.63%, 2/26/55,
Callable 8/26/54 @ 100 (b)	100,000	86,653
Petrobras Brasileiro SA,
6.85%, 6/5/15	100,000	68,620
Sensata Technologies BV,
5.63%, 11/1/24 (c)	25,000	25,438
		180,711
Russian Federation — 1.2%
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	300,000	289,500
Singapore — 0.4%
Flextronics International Ltd.,
4.75%, 6/15/25, Callable
3/15/25 @ 100 (b)	100,000	97,500
South Africa — 0.4%
Republic of South Africa,
5.88%, 5/30/22	100,000	109,875
Turkey — 2.1%
Akbank TAS, Registered,
3.88%, 10/24/17	300,000	302,625
Republic of Turkey, 7.00%, 3/11/19	200,000	223,150
		525,775
United Kingdom — 1.6%
Imperial Tobacco Group plc,
3.75%, 7/21/22,
Callable 5/21/22 @ 100 (b)	200,000	202,503
Santander UK Group Holdings plc,
4.75%, 9/15/25 (c)	200,000	199,832
		402,335
Venezuela — 0.6%
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26	400,000	141,360
TOTAL YANKEE DOLLARS
(COST $7,113,583)		6,853,865

Corporate Bonds — 38.1%

AbbVie, Inc., 2.50%, 5/14/20,
Callable 4/14/20 @ 100	100,000	98,895
Airgas, Inc., 3.05%, 8/1/20,
Callable 7/1/20 @ 100	50,000	50,595
Alcoa, Inc., 6.15%, 8/15/20	40,000	42,200
Ally Financial, Inc.,
4.13%, 3/30/20	200,000	206,499
Amazon.com, Inc., 4.95%,
12/5/44, Callable 6/5/44 @ 100	100,000	104,361
American Express Co.,
5.20%, 12/31/49,
Callable 11/15/19 @ 100 (a)	75,000	75,000
American Express Credit Corp.,
1.11%, 11/5/18,
Callable 10/15/18 @ 100 (a)	50,000	49,971
Amgen, Inc., 4.40%, 5/1/45,
Callable 11/1/44 @ 100	100,000	92,727
Antero Resources Corp.,
6.00%, 12/1/20,
Callable 12/1/15 @ 104.5	50,000	48,000
Asbury Automotive Group, Inc.,
6.00%, 12/15/24,
Callable 12/15/19 @ 103 (c)	10,000	10,575
Autonation, Inc., 4.50%,
10/1/25, Callable 7/1/25 @ 100	40,000	40,982
Ball Corp., 5.25%, 7/1/25	50,000	50,813
Bank of America Corp.,
3.88%, 8/1/25, MTN	100,000	101,785
Bank of America Corp.,
8.12%, 12/29/49,
Callable 5/15/18 @ 100 (a)	75,000	78,281
Baxalta, Inc., 2.88%, 6/23/20,
Callable 5/23/20 @ 100	100,000	99,905
Belden, Inc., 5.25%, 7/15/24,
Callable 7/15/19 @ 102.62 (c)	25,000	23,750
Biogen, Inc., 5.20%, 9/15/45,
Callable 3/15/45 @ 100	40,000	40,387
Blue Cube Spinco, Inc.,
9.75%, 10/15/23,
Callable 10/15/20 @ 102.44 (c)	31,000	33,403
Blue Cube Spinco, Inc.,
10.00%, 10/15/25,
Callable 10/15/20 @ 105 (c)	8,000	8,680
Blue Racer Midstream LLC,
6.13%, 11/15/22,
Callable 11/15/17 @ 104.59	14,000	13,090
Building Materials Corp.,
6.00%, 10/15/25,
Callable 10/15/20 @ 103 (c)	15,000	15,938
Capital One Financial Corp.,
4.20%, 10/29/25,
Callable 9/29/25 @ 100	35,000	35,015
Capital One Financial Corp.,
5.55%, 12/31/49,
Callable 6/1/20 @ 100 (a)	50,000	50,094
Carrizo Oil & Gas, Inc.,
7.50%, 9/15/20,
Callable 9/15/16 @ 103.75	20,000	19,950
CCO Holdings LLC,
6.63%, 1/31/22,
Callable 1/31/17 @ 103.31	75,000	79,500
CCO Safari II LLC,
6.48%, 10/23/45,
Callable 4/23/45 @ 100	100,000	103,674
Celgene Corp., 5.00%, 8/15/45,
Callable 2/15/45 @ 100	45,000	45,199

See notes to financial statements.	HSBC FAMILY OF FUNDS 51

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Corporate Bonds, continued

	Principal
	Amount	Value ($)
Cemex Finance LLC,
Registered, 9.38%, 10/12/22,
Callable 10/12/17 @ 104.69	200,000	217,500
Citigroup, Inc., 7/30/18 (a)	100,000	99,857
Citigroup, Inc., 5.80%, 11/29/49,
Callable 11/15/19 @ 100 (a)	50,000	49,688
Clearwater Paper Corp.,
5.38%, 2/1/25	40,000	39,600
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25,
Callable 3/1/25 @ 100	100,000	96,272
CommScope Technologies Finance
LLC, 6.00%, 6/15/25,
Callable 6/15/20 @ 103	25,000	25,375
Community Health Systems, Inc.,
6.88%, 2/1/22,
Callable 2/1/18 @ 103.44	50,000	50,375
Concho Resources, Inc.,
6.50%, 1/15/22,
Callable 1/15/17 @ 103.25	50,000	51,813
Continental Resources,
4.90%, 6/1/44,
Callable 12/1/43 @ 100	100,000	75,862
Daimler Finance NA LLC,
1.60%, 8/3/17	150,000	149,405
Dana Holding Corp.,
6.00%, 9/15/23,
Callable 9/15/18 @ 103	50,000	51,750
DaVita Healthcare Partners, Inc.,
5.00%, 5/1/25,
Callable 5/1/20 @ 102.5	20,000	19,854
DCP Midstream LLC,
8.13%, 8/16/30	35,000	34,782
DDR Corp., 3.63%, 2/1/25,
Callable 11/1/24 @ 100	100,000	94,896
Devon Energy Corp.,
5.00%, 6/15/45,
Callable 12/15/44 @ 100	100,000	91,799
DIRECTV Holdings LLC,
4.45%, 4/1/24,
Callable 1/1/24 @ 100	100,000	103,153
Discover Financial Services, 3.95%,
11/6/24, Callable 8/6/24 @ 100	100,000	99,282
DISH DBS Corp.,
5.88%, 7/15/22	50,000	49,000
Dollar Tree, Inc., 5.25%, 3/1/20,
Callable 3/1/17 @ 102.63	50,000	52,125
Dominion Resources, Inc., 3.90%,
10/1/25, Callable 7/1/25 @ 100	40,000	40,576
Endo Finance LLC, 5.38%, 1/15/23,
Callable 7/15/17 @ 104.03	50,000	49,035
Energy Transfer Equity LP,
5.88%, 1/15/24,
Callable 10/15/23 @ 100	25,000	24,219
Energy Transfer Partners LP, 3.60%,
2/1/23, Callable 11/1/22 @ 100	100,000	88,446
Enterprise Products Partners LP,
7.03%, 1/15/68,
Callable 1/15/18 @ 100 (a)	100,000	105,625
EP Energy LLC/ Everest Acquisition
Finance, Inc., 6.38%, 6/15/23,
Callable 6/15/18 @ 104.78	50,000	37,750
Fidelity National Information
Services, Inc., 3.63%, 10/15/20,
Callable 9/15/20 @ 100	85,000	86,528
Fifth Third Bancorp,
4.90%, 12/29/49,
Callable 9/30/19 @ 100 (a)	50,000	47,250
Fifth Third BanCorp, 2.88%,
7/27/20, Callable 6/27/20 @ 100	110,000	110,801
First Horizon National Corp.,
3.50%, 12/15/20,
Callable 11/15/20 @ 100	50,000	49,840
First Quality Finance Co., Inc.,
4.63%, 5/15/21,
Callable 5/15/16 @ 103.46 (c)	10,000	9,275
Ford Motor Credit Co. LLC,
2.24%, 6/15/18	200,000	199,346
Freeport-McMoRan, Inc.,
2.30%, 11/14/17	100,000	94,000
Fresenius Medical Care AG & Co.
KGaA, 5.88%, 1/31/22	50,000	54,500
Frontier Communications Corp.,
10.50%, 9/15/22,
Callable 6/15/22 @ 100 (c)	31,000	32,163
General Motors Financial Co., Inc.,
3.10%, 1/15/19,
Callable 7/15/18 @ 100	40,000	40,161
General Motors Financial Co., Inc.,
4.30%, 7/13/25,
Callable 4/13/25 @ 100	150,000	152,716
Genesis Energy LP, 5.75%, 2/15/21,
Callable 2/15/17 @ 102.88	25,000	23,375
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/18 @ 103.38	23,000	22,425
Gilead Sciences, Inc., 4.75%, 3/1/46,
Callable 9/1/45 @ 100	40,000	40,513
Greif, Inc., 7.75%, 8/1/19	30,000	33,638
Group 1 Automotive, Inc.,
5.00%, 6/1/22,
Callable 6/1/17 @ 103.75	50,000	50,500
HCA Holdings, Inc., 5.25%, 4/15/25,
Callable 10/15/20 @ 105	100,000	103,500
HealthSouth Corp., 5.75%, 11/1/24,
Callable 11/1/17 @ 102.87 (c)	2,000	2,000
HealthSouth Corp., 5.75%, 11/1/24,
Callable 11/1/17 @ 102.88	25,000	25,000
Hewlett Packard Enterprise Co.,
3.60%, 10/15/20,
Callable 9/15/20 @ 100 (c)	42,000	42,308
HJ Heinz Corp II, 1.60%, 6/30/17	150,000	150,132
Host Hotels & Resorts LP, 4.50%,
2/1/26, Callable 11/1/25 @ 100	50,000	50,263
Hyundai Capital America,
1.88%, 8/9/16	100,000	100,304
IHS, Inc., 5.00%, 11/1/22,
Callable 8/1/22 @ 100	25,000	25,250
Infor, Inc., 5.75%, 8/15/20,
Callable 8/15/17 @ 102.87 (c)	2,000	2,040

52 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Corporate Bonds, continued

	Principal
	Amount	Value ($)
International Lease Finance Corp.,
5.88%, 8/15/22	100,000	109,750
Jarden Corp., 5.00%, 11/15/23,
Callable 11/15/18 @ 103.75 (c)	8,000	8,220
Kilroy Realty Corp., 4.38%, 10/1/25,
Callable 7/1/25 @ 100	40,000	40,552
Kimco Realty Corp., 3.40%, 11/1/22,
Callable 9/1/22 @ 100	40,000	40,002
Kinder Morgan, Inc., 3.05%, 12/1/19,
Callable 11/1/19 @ 100	150,000	145,425
Kinder Morgan, Inc., 5.05%, 2/15/46,
Callable 8/15/45 @ 100	100,000	79,345
Kindred Healthcare, Inc.,
6.38%, 4/15/22,
Callable 4/15/17 @ 104.78	50,000	47,250
L Brands, Inc., 6.88%, 11/1/35 (c)	3,000	3,128
L Brands, Inc., 6.95%, 3/1/33	50,000	52,124
Lear Corp., 5.25%, 1/15/25,
Callable 1/15/20 @ 102.63	50,000	51,000
Lennar Corp., 4.75%, 5/30/25,
Callable 2/28/25 @ 100	70,000	69,300
Lennar Corp., 4.88%, 12/15/23,
Callable 9/15/23 @ 100	20,000	19,925
Level 3 Financing, Inc., 5.13%, 5/1/23,
Callable 5/1/18 @ 102.56	25,000	25,281
Level 3 Financing, Inc.,
5.38%, 1/15/24,
Callable 1/15/19 @ 102.56 (c)	11,000	11,138
LifePoint Health, Inc., 5.50%, 12/1/21,
Callable 12/1/16 @ 104.13	50,000	50,750
Marathon Oil Corp., 2.70%, 6/1/20,
Callable 5/1/20 @ 100	100,000	97,092
Markwest Energy Partners LP,
4.88%, 12/1/24,
Callable 9/1/24 @ 100	50,000	47,250
Microsoft Corp., 4.45%, 11/3/45,
Callable 5/3/55 @ 100	40,000	40,695
Microsoft Corp., 4.75%, 11/3/55,
Callable 5/3/55 @ 100	40,000	40,253
MSCI, Inc., 5.75%, 8/15/25, Callable
8/15/20 @ 102.87 (c)	11,000	11,600
National CineMedia LLC, 6.00%,
4/15/22, Callable 4/15/17 @ 103	30,000	31,236
Navient Corp., 8.00%,
3/25/20, MTN	150,000	159,000
NextEra Energy Capital,
2.06%, 9/1/17	100,000	100,498
Noble Energy, Inc., 5.05%, 11/15/44,
Callable 5/15/44 @ 100	100,000	91,281
Norfolk Southern Corp.,
4.65%, 1/15/46,
Callable 7/15/45 @ 100	20,000	20,018
Omega Healthcare Investors, Inc.,
5.25%, 1/15/26,
Callable 10/15/25 @ 100 (c)	65,000	67,111
Outfront Media Capital LLC,
5.25%, 2/15/22,
Callable 2/15/17 @ 103.94	25,000	25,688
Owens Corning, Inc.,
4.20%, 12/15/22,
Callable 9/15/22 @ 100	100,000	101,144
Owens-Brockway Packaging, Inc.,
5.00%, 1/15/22	50,000	50,969
Owens-Brockway Packaging, Inc.,
5.88%, 8/15/23 (c)	9,000	9,551
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (c)	5,000	5,325
PBF Holding Co. LLC,
8.25%, 2/15/20,
Callable 2/15/16 @ 104.13	75,000	78,750
Penske Automotive Group, Inc.,
5.75%, 10/1/22,
Callable 10/1/17 @ 102.88	25,000	25,813
Penske Truck Leasing Co. LP,
3.20%, 7/15/20,
Callable 6/15/20 @ 100	100,000	100,422
Philip Morris International, Inc.,
1.25%, 8/11/17	50,000	50,179
Platform Specialty Products Corp.,
6.50%, 2/1/22,
Callable 2/1/18 @ 103.25	50,000	42,500
Prologis LP, 4.50%, 8/15/17	100,000	105,374
Quintiles Transnational Corp.,
4.88%, 5/15/23,
Callable 5/15/18 @ 103.66	25,000	25,703
Rabobank Capital Funding Trust III,
5.25%, 12/29/49,
Callable 10/21/16 @ 100	100,000	101,860
Resolute Forest Products, Inc.,
5.88%, 5/15/23,
Callable 5/15/17 @ 104.41	50,000	37,000
Reynolds American, Inc.,
5.85%, 8/15/45,
Callable 2/12/45 @ 100	100,000	110,850
Reynolds Group Issuer, Inc.,
7.13%, 4/15/19,
Callable 12/7/15 @ 101.78	100,000	101,812
Rose Rock Midstream LP,
5.63%, 11/15/23,
Callable 5/15/19 @ 102.81	50,000	43,500
Sealed Air Corp., 5.50%, 9/15/25,
Callable 6/15/25 @ 100	25,000	26,375
Service Corp. International,
5.38%, 5/15/24,
Callable 5/15/19 @ 102.69	33,000	35,186
Sirius XM Radio, Inc., 6.00%,
7/15/24, Callable 7/15/19 @ 103	75,000	79,185
SM Energy Co., 5.63%, 6/1/25,
Callable 6/1/20 @ 102.81	50,000	45,625
Southern Copper Corp.,
6.75%, 4/16/40	100,000	95,492
Sprint Communications, Inc.,
9.00%, 11/15/18 (c)	10,000	10,994
Sprint Corp., 7.88%, 9/15/23	100,000	92,250
Steel Dynamics, Inc.,
6.38%, 8/15/22,
Callable 8/15/17 @ 103.19	50,000	51,375
Synchrony Financial, 4.50%, 7/23/25,
Callable 4/24/25 @ 100	100,000	101,344
Targa Resources Partners LP,
6.75%, 3/15/24,
Callable 9/15/19 @ 103.37 (c)	20,000	19,675

See notes to financial statements.	HSBC FAMILY OF FUNDS	53

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

Corporate Bonds, continued

	Principal
	Amount†	Value ($)
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23,
Callable 1/15/23 @ 100	50,000	50,500
TEGNA, Inc., 5.50%, 9/15/24,
Callable 9/15/19 @ 102.75	30,000	30,450
Tenet Healthcare Corp.,
6.00%, 10/1/20	50,000	54,000
The Chemours Co., 6.63%, 5/15/23,
Callable 5/15/18 @ 104.97	25,000	18,656
The Goldman Sachs Group, Inc.,
5.37%, 12/31/49,
Callable 5/10/20 @ 100 (a)	50,000	49,815
The Williams Cos., Inc.,
4.55%, 6/24/24,
Callable 3/24/24 @ 100	100,000	83,725
Time Warner Cable, Inc.,
4.50%, 9/15/42,
Callable 3/15/42 @ 100	100,000	81,086
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25	100,000	101,500
T-Mobile US, Inc., 6.63%, 4/28/21,
Callable 4/28/17 @ 103.32	50,000	51,750
Toll Bros Finance Corp.,
4.88%, 11/15/25,
Callable 8/15/25 @ 100	20,000	19,975
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/18 @ 102.94	50,000	51,375
Twenty-First Century Fox, Inc.,
3.70%, 10/15/25,
Callable 7/15/25 @ 100 (c)	65,000	65,036
United Rentals North America, Inc.,
6.13%, 6/15/23,
Callable 12/15/17 @ 103.06	50,000	52,175
UnitedHealth Group, Inc.,
1.45%, 7/17/17	100,000	100,573
Univision Communications, Inc.,
5.13%, 5/15/23,
Callable 5/15/18 @ 102.56	50,000	49,500
Verizon Communications, Inc.,
3.65%, 9/14/18	100,000	105,472
Verizon Communications, Inc.,
4.27%, 1/15/36	150,000	136,737
Walgreens Boots Alliance, Inc.,
4.80%, 11/18/44,
Callable 5/18/44 @ 100	100,000	92,178
Wells Fargo & Co.,
4.30%, 7/22/27	100,000	103,245
Wells Fargo & Co.,
7.98%, 3/29/49,
Callable 3/15/18 @ 100 (a)	50,000	53,250
Windstream Services LLC,
7.75%, 10/1/21, Callable
10/1/16 @ 103.88	25,000	21,555
WPX Energy, Inc., 8.25%, 8/1/23,
Callable 6/1/23 @ 100	50,000	47,000
		9,417,854
TOTAL CORPORATE BONDS
(COST $9,505,044)		9,417,854
Exchange Traded Fund — 0.6%

	Shares	Value ($)
SPDR Barclays High Yield
Bond ETF	4,255	155,180
TOTAL EXCHANGE TRADED FUND
(COST $162,954)		155,180

Investment Companies — 8.5%

Northern Institutional Diversified
Assets Portfolio, Institutional
Shares, 0.01% (d)	2,106,153	2,106,153
TOTAL INVESTMENT COMPANIES
(COST $2,106,153)		2,106,153
TOTAL INVESTMENT SECURITIES
(COST $24,923,450) — 98.8%		24,491,535
Other Assets
(Liabilities) — 1.2%		303,155
NET ASSETS — 100%		$24,794,690
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2015. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2015.
ETF — Exchange-Traded Fund
MTN — Medium Term Note
SPDR — Standard & Poor’s Depositary Receipt
LLC — Limited Liability Company

54 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2015 (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2015:

Percentage of Net Assets
Industry	at Value (%)
Oil, Gas & Consumable Fuels	13.8
Banks	13.1
Investment Companies	8.5
Sovereign Bonds	5.0
Consumer Finance	4.6
Diversified Financial Services	4.5
Media	3.8
Diversified Telecommunication
Services	3.2
Metals & Mining	2.7
Pharmaceuticals	2.5
Auto Components	2.5
Containers & Packaging	2.2
Wireless Telecommunication
Services	2.1
Industrial Conglomerates	2.1
Health Care Providers & Services	2.0
Insurance	1.9
Sovereign	1.9
Electric Utilities	1.8
Real Estate Investment Trusts	1.7
Multi-Utilities	1.6
Capital Markets	1.5
Construction Materials	1.4
Food Products	1.3
Trading Companies & Distributors	1.0
Real Estate Management &
Development	1.0
Biotechnology	1.0
Chemicals	0.9
Automobiles	0.8
Building Products	0.8
Specialty Retail	0.7
Hotels, Restaurants & Leisure	0.7
Tobacco	0.6
Electronic Equipment, Instruments
& Components	0.6
Commercial Services & Supplies	0.6
Exchange Traded Fund	0.6
Road & Rail	0.5
Food & Staples Retailing	0.4
Internet & Catalog Retail	0.4
Construction & Engineering	0.4
Software	0.4
IT Services	0.3
Paper & Forest Products	0.3
Energy Equipment & Services	0.3
Household Durables	0.2
Technology Hardware, Storage &
Peripherals	0.2
Multiline Retail	0.2
Professional Services	0.1
Communications Equipment	0.1
Personal Products	0.0
Total	98.8

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	UBS AG	12/2/15	546,675	150,124	140,246	9,878
European Euro	UBS AG	11/3/15	5,579,755	6,254,442	6,135,193	119,249
European Euro	UBS AG	12/2/15	5,458,755	6,012,218	6,004,412	7,806
				12,416,784	12,279,851	136,933

			Contract			Net Unrealized
			Amount			Appreciation/
		Delivery	(Local	Contract	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	Value ($)	($)	($)
Brazilian Real	UBS AG	12/2/15	796,855	220,000	204,428	(15,572)
European Euro	UBS AG	11/3/15	121,000	135,801	133,045	(2,756)
Turkish Lira	UBS AG	2/5/16	206,150	64,827	68,786	3,959
				420,628	406,259	(14,369)

See notes to financial statements.	HSBC FAMILY OF FUNDS 55

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2015

	Emerging	Emerging	Frontier	Total
	Markets	Markets Local	Markets	Return
	Debt Fund	Debt Fund	Fund	Fund
Assets:
Investments in Affiliated Investment Companies, at value(a)	$—	$—	$—	$25,000,000
Investments in non-affiliates, at value	11,974,161	14,161,397	141,346,057	1,182,053,499
Total Investments	11,974,161	14,161,397	141,346,057	1,207,053,499
Segregated cash for collateral	—	590,000	—	19,500,000
Segregated cash with brokers	4,050	—	—	1,255,500
Foreign currency, at value	12,051	486,231	705,132	142,132
Unrealized appreciation on forward foreign currency
exchange contracts	46,120	540,726	—	30,734,357
Unrealized appreciation on swap agreements	10,255	45,748	—	1,222,256
Interest and dividends receivable	128,475	133,434	260,497	8,822,987
Premiums paid on swap agreements	7,223	—	—	4,517,884
Receivable for capital shares issued	4,554	8,276	—	881,084
Receivable for investments sold	—	—	579,481	—
Reclaims receivable	—	12,795	—	90,734
Receivable from Investment Adviser	4,217	25,371	—	—
Prepaid expenses	11,093	13,832	18,829	36,942
Total Assets	12,202,199	16,017,810	142,909,996	1,274,257,376
Liabilities:
Cash overdraft	—	—	217,377	—
Cash received as collateral for derivatives	—	—	—	11,780,000
Dividends payable	3,448	529	—	529,863
Unrealized depreciation on forward foreign currency
exchange contracts	47,484	891,649	—	28,671,509
Unrealized depreciation on swap agreements	23,196	113,826	—	5,966,446
Premiums received on swap agreements	61,113	—	—	10,324,105
Payable for capital shares redeemed	10,716	6,905	542,594	740,641
Variation margin on futures contracts	234	—	—	72,656
Accrued expenses and other payables:
Investment Management	—	—	155,917	979,178
Administration	482	597	6,023	49,833
Shareholder Servicing	172	32	4,322	1,580
Compliance Services	11	86	75	287
Accounting	9,046	8,866	8,746	9,749
Custodian	3,498	15,674	155,000	85,000
Transfer Agent	10,028	10,298	16,853	249,066
Trustee	126	119	1,321	11,657
Other	24,143	28,757	35,472	99,729
Total Liabilities	193,697	1,077,338	1,143,700	59,571,299
Net Assets	$12,008,502	$14,940,472	$141,766,296	$1,214,686,077

56	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2015 (continued)

	Emerging	Emerging	Frontier	Total
	Markets	Markets Local	Markets	Return
	Debt Fund	Debt Fund	Fund	Fund
Composition of Net Assets:
Capital	$12,377,239	$18,945,970	$164,797,686	$1,221,284,900
Accumulated net investment income/(loss)	107,300	(337,467)	3,920,258	23,828,441
Accumulated net realized gains/(losses) from investments	(99,544)	(1,193,821)	(7,415,533)	(911,904)
Net unrealized appreciation (depreciation) on investments	(376,493)	(2,474,210)	(19,536,115)	(29,515,360)
Net Assets	$12,008,502	$14,940,472	$141,766,296	$1,214,686,077

Net Assets:
Class A Shares	$741,563	$153,862	$21,756,321	$7,562,192
Class I Shares	11,266,939	14,786,610	120,009,975	1,181,044,622
Class S Shares	—	—	—	26,079,263
Total	$12,008,502	$14,940,472	$141,766,296	$1,214,686,077
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	75,017	22,769	1,797,241	741,675
Class I Shares	1,136,943	2,190,209	9,845,145	115,535,188
Class S Shares	—	—	—	2,550,792
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$9.89	$6.76	$12.11	$10.20
Class I Shares	$9.91	$6.75	$12.19	$10.22
Class S Shares	$—	$—	$—	$10.22
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	5.00%	4.75%
Maximum Offering Price per share (Net Asset
Value / (100%-maximum sales charge))
Class A Shares	$10.38	$7.10	$12.75	$10.71
Total Investments, at cost	$12,336,847	$16,196,690	$160,881,911	$1,233,764,116
Foreign currency, at cost	$12,219	$509,484	$707,794	$148,192

(a) Investments in affiliated investment companies include the HSBC Prime Money Market Fund, I shares.

See notes to financial statements.	HSBC FAMILY OF FUNDS	57

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2015 (continued)

	Asia ex-Japan
	Smaller	Global High	Global High
	Companies	Yield Bond	Income Bond
	Equity Fund	Fund	Fund
Assets:
Investments securities, at value	$9,666,449	$24,318,822	$24,491,535
Total Investments	9,666,449	24,318,822	24,491,535
Foreign currency, at value	168,843	48,990	50,272
Unrealized appreciation on forward foreign currency exchange contracts	—	96,433	140,892
Interest and dividends receivable	4,698	393,970	330,019
Receivable for investments sold	23,719	233,137	157,124
Reclaims receivable	159	—	849
Receivable from Investment Adviser	16,590	—	—
Prepaid expenses	12,048	24,432	24,443
Total Assets	9,892,506	25,115,784	25,195,134
Liabilities:
Cash received as collateral for derivatives	—	110,000	110,000
Unrealized depreciation on forward foreign currency exchange contracts	—	22,727	18,328
Payable for investments purchased	114,569	384,251	197,678
Accrued expenses and other payables:
Investment Management	—	31,685	27,522
Administration	387	727	738
Shareholder Servicing	59	56	55
Compliance Services	8	—	—
Accounting	9,840	1,840	1,630
Custodian	16,442	11,708	9,620
Transfer Agent	12,449	1,288	1,288
Trustee	90	262	269
Other	25,222	33,200	33,316
Total Liabilities	179,066	597,744	400,444
Net Assets	$9,713,440	$24,518,040	$24,794,690

58	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2015 (continued)

	Asia ex-Japan
	Smaller	Global High	Global High
	Companies	Yield Bond	Income Bond
	Equity Fund	Fund	Fund
Composition of Net Assets:
Capital	$10,081,222	$25,284,164	$25,168,700
Accumulated net investment income/(loss)	122,961	(436)	(43,404)
Accumulated net realized gains/(losses) from investments	(92,463)	(83,537)	(11,423)
Net unrealized appreciation (depreciation) on investments	(398,280)	(682,151)	(319,183)
Net Assets	$9,713,440	$24,518,040	$24,794,690

Net Assets:
Class A Shares	$156,176	$140,140	$99,076
Class I Shares	9,460,722	24,377,900	24,695,614
Class S Shares	96,542	—	—
Total	$9,713,440	$24,518,040	$24,794,690
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	16,279	14,489	10,079
Class I Shares	983,036	2,519,676	2,511,825
Class S Shares	10,023	—	—
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares(a)	$9.59	$9.67	$9.83
Class I Shares(a)	$9.62	$9.68	$9.83
Class S Shares(a)	$9.63	$—	$—
Maximum Sales Charge:
Class A Shares	5.00%	4.75%	4.75%
Maximum Offering Price per share (Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.09	$10.15	$10.32
Total Investments, at cost	$10,066,834	$25,067,476	$24,923,450
Foreign currency, at cost	$166,766	$49,719	$51,149

(a) Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC FAMILY OF FUNDS	59

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2015

		Emerging
	Emerging	Markets	Frontier	Total
	Markets	Local Debt	Markets	Return
	Debt Fund	Fund	Fund	Fund
Investment Income:
Interest	$1,552,063	$1,845,877	$188,200	$20,770,822
Dividends	492	290	6,651,713	40,560
Investment income from affiliated investments	—	—	—	23,388
Foreign tax withholding	—	(32,452)	(438,039)	—
Total Investment Income	1,552,555	1,813,715	6,401,874	20,834,770
Expenses:
Investment Management	161,431	162,869	2,450,053	10,488,392
Advisory Services:
Operational Support - Class A Shares	2,117	459	55,336	3,902
Operational Support - Class I Shares	31,145	32,286	168,335	1,205,704
Administration:
Class A Shares	521	110	13,295	949
Class S Shares	39	28	—	12,648
Class I Shares	14,986	15,534	80,769	580,323
Shareholder Servicing:
Class A Shares	2,428	362	68,148	4,967
Accounting	63,031	60,891	65,005	72,106
Compliance Services	795	906	4,609	26,107
Custodian	16,468	114,400	638,235	359,741
Printing	2,785	12,194	18,673	91,944
Professional	43,191	42,968	60,611	176,588
Transfer Agent	29,916	30,581	53,030	715,222
Trustee	2,216	1,953	11,813	71,974
Registration fees	39,169	37,043	31,117	47,362
Other	11,655	24,824	23,888	111,084
Total expenses before fee and expense reductions	421,893	537,408	3,742,917	13,969,013
Fees contractually reduced/reimbursed by Investment Adviser	(144,542)	(260,390)	(24,057)	—
Fees voluntarily reduced/reimbursed by Investment Adviser	—	—	—	(17,780)
Net Expenses	277,351	277,018	3,718,860	13,951,233

Net Investment Income	1,275,204	1,536,697	2,683,014	6,883,537

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities and foreign
currency transactions	(181,306)	(7,211,913)	(5,406,004)	(1,967,686)
Net realized gains (losses) from swap agreements	80,715	(4,151)	—	2,780,294
Net realized gains (losses) from futures contracts	11,811	—	—	(602,727)
Net realized gains (losses) from forward foreign currency
exchange contracts	130,023	(189,203)	—	42,248,147
Change in unrealized appreciation/depreciation on investments	(1,340,632)	(466,253)	(24,896,568)	(46,095,093)
Net realized/unrealized gains (losses) on investments	(1,299,389)	(7,871,520)	(30,302,572)	(3,637,065)
Change in Net Assets Resulting from Operations	$(24,185)	$(6,334,823)	$(27,619,558)	$3,246,472

60	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2015 (continued)

	Asia ex-Japan
	Smaller	Global	Global
	Companies	High Yield	High Income
	Equity Fund(a)	Bond Fund(b)	Bond Fund(b)
Investment Income:
Interest	$—	$378,434	$292,845
Dividends	293,470	5,746	5,746
Foreign tax withholding	(23,558)	—	—
Total Investment Income	269,912	384,180	298,591
Expenses:
Investment Management	99,014	47,530	47,989
Advisory Services:
Operational Support - Class A Shares	299	36	29
Operational Support - Class I Shares	9,653	—	—
Administration:
Class A Shares	62	9	7
Class S Shares	40	—	—
Class I Shares	3,943	1,769	1,789
Shareholder Servicing:
Class A Shares	176	64	55
Accounting	57,625	5,054	5,054
Compliance Services	207	67	67
Custodian	69,447	11,707	9,620
Printing	1,258	832	842
Professional	44,075	39,900	39,925
Transfer Agent	22,407	1,288	1,288
Trustee	500	554	564
Registration fees	23,772	10,228	10,227
Other	2,120	1,280	1,180
Total expenses before fee and expense reductions	334,598	120,318	118,636
Fees contractually reduced/reimbursed by Investment Adviser	(195,564)	(61,706)	(59,476)
Net Expenses	139,034	58,612	59,160

Net Investment Income	130,878	325,568	239,431

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities and foreign currency transactions	(92,483)	(93,046)	(19,896)
Net realized gains (losses) from forward foreign currency exchange contracts	—	(74,742)	(105,663)
Change in unrealized appreciation/depreciation on investments	(398,280)	(682,151)	(319,183)
Net realized/unrealized gains (losses) on investments	(490,763)	(849,939)	(444,742)
Change in Net Assets Resulting from Operations	$(359,885)	$(524,371)	$(205,311)

(a)	Commenced operations on November 11, 2014.
(b)	Commenced operations on July 14, 2015.

See notes to financial statements.	HSBC FAMILY OF FUNDS	61

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
Investment Activities:
Operations:
Net investment income (loss)	$1,275,204	$1,687,760	$1,536,697	$1,691,662
Net realized gains (losses) from investments	41,243	119,542	(7,405,267)	(2,122,116)
Change in unrealized appreciation/depreciation
on investments	(1,340,632)	468,780	(466,253)	(281,747)
Change in net assets resulting from operations	(24,185)	2,276,082	(6,334,823)	(712,201)

Distributions:
Net investment income:
Class A Shares	(44,498)	(49,423)	—	(361)
Class I Shares	(1,280,018)	(1,707,510)	—	(170,351)
Class S Shares	(3,208)	(5,267)	—	(578)
Net realized gains:
Class A Shares	—	(15,670)	—	—
Class I Shares	—	(633,396)	—	—
Class S Shares	—	(1,859)	—	—
Tax Return of capital:
Class A Shares	—	—	(8,557)	(16,439)
Class I Shares	—	—	(1,284,487)	(1,376,779)
Class S Shares	—	—	(2,175)	(3,907)
Change in net assets resulting from distributions	(1,327,724)	(2,413,125)	(1,295,219)	(1,568,415)
Change in net assets resulting from capital transactions	(28,801,053)	109,447	(18,396,960)	12,291,590
Change in net assets	(30,152,962)	(27,596)	(26,027,002)	10,010,974

Net Assets:
Beginning of period	42,161,464	42,189,060	40,967,474	30,956,500
End of period	$12,008,502	$42,161,464	$14,940,472	$40,967,474
Accumulated net investment income (loss)	$107,300	$31,173	$(337,467)	$(501,019)
62	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Emerging Markets Local Debt Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$154,619	$1,317,378	$—	$18,340
Dividends reinvested	44,441	64,385	8,557	16,800
Value of shares redeemed	(599,630)	(1,245,728)	(90,981)	(1,045,684)
Class A Shares capital transactions	(400,570)	136,035	(82,424)	(1,010,544)

Class I Shares:
Proceeds from shares issued	3,340,762	5,053,501	11,655,479	16,115,741
Dividends reinvested	1,243,140	2,287,432	1,275,940	1,485,405
Value of shares redeemed	(32,860,286)	(7,374,648)	(31,162,475)	(4,303,497)
Class I Shares capital transactions	(28,276,384)	(33,715)	(18,231,056)	13,297,649

Class S Shares:
Dividends reinvested	3,207	7,127	2,175	4,485
Value of shares redeemed	(127,306)	—	(85,655)	—
Class S Shares capital transactions	(124,099)	7,127	(83,480)	4,485
Change in net assets resulting from capital transactions	$(28,801,053)	$109,447	$(18,396,960)	$12,291,590

SHARE TRANSACTIONS:
Class A Shares:
Issued	15,268	127,866	—	2,070
Reinvested	4,424	6,308	1,137	1,924
Redeemed	(59,903)	(118,921)	(12,125)	(119,549)
Change in Class A Shares	(40,211)	15,253	(10,988)	(115,555)

Class I Shares:
Issued	329,261	489,573	1,532,825	1,825,237
Reinvested	122,734	224,351	168,030	170,380
Redeemed	(3,244,276)	(713,562)	(4,224,989)	(501,310)
Change in Class I Shares	(2,792,281)	362	(2,524,134)	1,494,307

Class S Shares:
Reinvested	315	698	278	514
Redeemed	(12,567)	—	(11,421)	—
Change in Class S Shares	(12,252)	698	(11,143)	514

See notes to financial statements.	HSBC FAMILY OF FUNDS 63

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
Investment Activities:
Operations:
Net investment income (loss)	$2,683,014	$2,308,945	$6,883,537	$6,098,801
Net realized gains (losses) from investments	(5,406,004)	14,885,299	42,458,028	6,974,679
Change in unrealized appreciation/depreciation
on investments	(24,896,568)	1,420,799	(46,095,093)	25,243,393
Change in net assets resulting from operations	(27,619,558)	18,615,043	3,246,472	38,316,873

Distributions:
Net investment income:
Class A Shares	(192,858)	(71,759)	(13,796)	(5,181)
Class I Shares	(2,097,889)	(385,005)	(20,026,731)	(14,452,971)
Class S Shares	—	—	(485,550)	(531,317)
Net realized gains:
Class A Shares	(2,154,630)	(578,597)	—	(1,252)
Class I Shares	(13,201,594)	(2,118,899)	—	(2,832,439)
Class S Shares	—	—	—	(107,420)
Change in net assets resulting from distributions	(17,646,971)	(3,154,260)	(20,526,077)	(17,930,580)
Change in net assets resulting from capital transactions	(31,420,476)	114,377,387	179,640,060	364,367,661
Change in net assets	(76,687,005)	129,838,170	162,360,455	384,753,954

Net Assets:
Beginning of period	218,453,301	88,615,131	1,052,325,622	667,571,668
End of period	$141,766,296	$218,453,301	$1,214,686,077	$1,052,325,622
Accumulated net investment income (loss)	$3,920,258	$2,032,915	$23,828,441	$5,155,511

64 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Frontier Markets Fund		Total Return Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31,	October 31,	October 31,	October 31,
	2015	2014	2015	2014
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$8,927,723	$33,231,316	$7,659,251	$143,789
Dividends reinvested	2,249,394	607,857	12,614	5,740
Value of shares redeemed	(26,837,153)	(11,405,859)	(427,800)	(21,327)
Class A Shares capital transactions	(15,660,036)	22,433,314	7,244,065	128,202

Class I Shares:
Proceeds from shares issued	91,482,671	126,821,683	640,885,915	563,843,623
Dividends reinvested	1,511,793	510,429	1,113,194	846,570
Value of shares redeemed	(108,754,904)	(35,388,039)	(470,091,164)	(201,089,471)
Class I Shares capital transactions	(15,760,440)	91,944,073	171,907,945	363,600,722

Class S Shares:
Proceeds from shares issued	—	—	2,500	—
Dividends reinvested	—	—	485,550	638,737
Class S Shares capital transactions	—	—	488,050	638,737
Change in net assets resulting from capital transactions	$(31,420,476)	$114,377,387	$179,640,060	$364,367,661

SHARE TRANSACTIONS:
Class A Shares:
Issued	695,088	2,316,230	742,837	14,209
Reinvested	176,285	46,015	1,229	577
Redeemed	(2,072,641)	(768,292)	(41,537)	(2,099)
Change in Class A Shares	(1,201,268)	1,593,953	702,529	12,687

Class I Shares:
Issued	6,940,980	8,673,067	61,908,735	55,260,351
Reinvested	118,017	38,436	107,846	84,650
Redeemed	(8,728,956)	(2,542,059)	(45,305,188)	(19,839,964)
Change in Class I Shares	(1,669,959)	6,169,444	16,711,393	35,505,037

Class S Shares:
Issued	—	—	244	—
Reinvested	—	—	47,047	63,904
Change in Class S Shares	—	—	47,291	63,904

See notes to financial statements.	HSBC FAMILY OF FUNDS 65

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Asia ex-Japan	Global	Global
	Smaller Companies	High Yield	High Income
	Equity Fund	Bond Fund	Bond Fund
	For the period	For the period	For the period
	Nov. 11, 2014(a)	July 14, 2015(a)	July 14, 2015(a)
	through	through	through
	Oct. 31, 2015	Oct. 31, 2015	Oct. 31, 2015
Investment Activities:
Operations:
Net investment income (loss)	$130,878	$325,568	$239,431
Net realized gains (losses) from investments	(92,483)	(167,788)	(125,559)
Change in unrealized appreciation/depreciation on investments	(398,280)	(682,151)	(319,183)
Change in net assets resulting from operations	(359,885)	(524,371)	(205,311)

Distributions:
Net investment income:
Class A Shares	(270)	(1,378)	(769)
Class I Shares	(19,892)	(285,521)	(213,068)
Class S Shares	(213)	—	—
Change in net assets resulting from distributions	(20,375)	(286,899)	(213,837)
Change in net assets resulting from capital transactions	10,093,700	25,329,310	25,213,838
Change in net assets	9,713,440	24,518,040	24,794,690

Net Assets:
Beginning of period	—	—	—
End of period	$9,713,440	$24,518,040	$24,794,690
Accumulated net investment income (loss)	$122,961	$(436)	$(43,404)
____________________

(a) Commencement of operations.

66 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Asia ex-Japan	Global	Global
	Smaller Companies	High Yield	High Income
	Equity Fund	Bond Fund	Bond Fund
	For the period	For the period	For the period
	Nov. 11, 2014(a)	July 14, 2015(a)	July 14, 2015(a)
	through	through	through
	Oct. 31, 2015	Oct. 31, 2015	Oct. 31, 2015
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$163,325	$142,411	$100,000
Dividends reinvested	270	1,378	769
Class A Shares capital transactions	163,595	143,789	100,769

Class I Shares:
Proceeds from shares issued	9,810,000	24,900,000	24,900,000
Dividends reinvested	19,892	285,521	213,069
Class I Shares capital transactions	9,829,892	25,185,521	25,113,069

Class S Shares:
Proceeds from shares issued	100,000	—	—
Dividends reinvested	213	—	—
Class S Shares capital transactions	100,213	—	—
Change in net assets resulting from capital transactions	$10,093,700	$25,329,310	$25,213,838

SHARE TRANSACTIONS:
Class A Shares:
Issued	16,250	14,345	10,000
Reinvested	29	144	79
Change in Class A Shares	16,279	14,489	10,079

Class I Shares:
Issued	980,911	2,490,000	2,490,000
Reinvested	2,125	29,676	21,825
Change in Class I Shares	983,036	2,519,676	2,511,825

Class S Shares:
Issued	10,000	—	—
Reinvested	23	—	—
Change in Class S Shares	10,023	—	—
____________________

(a) Commencement of operations.

See notes to financial statements.	HSBC FAMILY OF FUNDS 67

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net Realized									Ratio of Net	Ratio of
			and							Net		Investment	Expenses
	Net Asset	Net	Unrealized			Net Realized				Assets	Ratio of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)	Investments	Activities	Income	Transactions	Distributions	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Year Ended October 31, 2015	$10.37	$0.37 (d)	$(0.42)	$(0.05)	$(0.43)	$—	$(0.43)	$9.89	(0.52)%	$742	1.20%	3.64%	1.84%	90%
Year Ended October 31, 2014	10.42	0.37	0.13	0.50	(0.39)	(0.16)	(0.55)	10.37	5.07%	1,195	1.20%	3.59%	1.51%	51%
Year Ended October 31, 2013	11.42	0.43	(0.74)	(0.31)	(0.47)	(0.22)	(0.69)	10.42	(2.84)%	1,042	1.20%	3.92%	1.48%	53%
Year Ended October 31, 2012	10.23	0.47	1.21	1.68	(0.49)	—	(0.49)	11.42	16.90%	482	1.20%	4.32%	1.55%	54%
Period Ended October 31, 2011(e)	10.00	0.25	0.25	0.50	(0.27)	—	(0.27)	10.23	5.02%	355	1.20%	4.81%	1.38%	10%
CLASS I SHARES
Year Ended October 31, 2015	10.39	0.40 (d)	(0.41)	(0.01)	(0.47)	—	(0.47)	9.91	(0.11)%	11,267	0.85%	3.97%	1.29%	90%
Year Ended October 31, 2014	10.44	0.41	0.13	0.54	(0.43)	(0.16)	(0.59)	10.39	5.43%	40,839	0.85%	3.99%	1.16%	51%
Year Ended October 31, 2013	11.44	0.45	(0.72)	(0.27)	(0.51)	(0.22)	(0.73)	10.44	(2.52)%	41,027	0.85%	4.19%	1.13%	53%
Year Ended October 31, 2012	10.25	0.51	1.20	1.71	(0.52)	—	(0.52)	11.44	17.19%	39,751	0.85%	4.68%	1.28%	54%
Period Ended October 31, 2011(e)	10.00	0.29	0.24	0.53	(0.28)	—	(0.28)	10.25	5.34%	34,257	0.85%	5.07%	1.12%	10%
CLASS S SHARES
Period Ended October 31, 2015(f)	10.40	0.41 (d)	(0.42)	(0.01)	(0.26)	—	(0.26)	10.13	(0.09)%	—	0.75%	4.06%	1.04%	90%
Year Ended October 31, 2014	10.44	0.42	0.14	0.56	(0.44)	(0.16)	(0.60)	10.40	5.64%	127	0.75%	4.09%	1.06%	51%
Year Ended October 31, 2013	11.44	0.47	(0.73)	(0.26)	(0.52)	(0.22)	(0.74)	10.44	(2.42)%	121	0.75%	4.29%	1.03%	53%
Year Ended October 31, 2012	10.25	0.52	1.20	1.72	(0.53)	—	(0.53)	11.44	17.30%	124	0.75%	4.78%	1.18%	54%
Period Ended October 31, 2011(e)	10.00	0.30	0.23	0.53	(0.28)	—	(0.28)	10.25	5.39%	105	0.75%	5.14%	1.02%	10%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Commencement of operations on April 7, 2011.
(f)

Class S Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 236 days during the period. The net asset value from November 1, 2014 to June 24, 2015 reflected represents the last day the class had shareholders.

Amounts designated as “-” are $0 or have been rounded to $0.

68 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions						Ratios/Supplementary Data
				Net Realized										Ratio of Net	Ratio of
				and								Net		Investment	Expenses
	Net Asset	Net		Unrealized			Net Realized	Tax				Assets	Ratio of Net	Income	to Average
	Value,	Investment		Gains	Total from	Net	Gains from	Return		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income		(Losses) from	Investment	Investment	Investment	of	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)		Investments	Activities	Income	Transactions	Capital	Distributions	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Year Ended October 31, 2015	$8.61	$0.34	(d)	$(1.90)	$(1.56)	$—	$—	$(0.29)	$(0.29)	$6.76	(18.46)%	$154	1.20%	4.44%	1.99%	186%
Year Ended October 31, 2014	9.15	0.36	(d)	(0.54)	(0.18)	—	—	(0.36)	(0.36)	8.61	(1.91)%	291	1.20%	4.08%	1.79%	199%
Year Ended October 31, 2013	9.86	0.24	(d)	(0.69)	(0.45)	(0.19)	(0.05)	(0.02)	(0.26)	9.15	(4.60)%	1,366	1.20%	2.49%	1.69%	86%
Year Ended October 31, 2012	9.54	0.21		0.21	0.42	(0.10)	—	—	(0.10)	9.86	4.47%	2,053	1.20%	2.13%	1.94%	43%
Period Ended October 31, 2011(e)	10.00	0.12		(0.46)	(0.34)	(0.09)	—	(0.03)	(0.12)	9.54	(3.43)%	1,807	1.20%	2.29%	1.66%	66%
CLASS I SHARES
Year Ended October 31, 2015	8.61	0.36	(d)	(1.90)	(1.54)	—	—	(0.32)	(0.32)	6.75	(18.14)%	14,787	0.85%	4.73%	1.65%	186%
Year Ended October 31, 2014	9.16	0.44	(d)	(0.59)	(0.15)	(0.04)	—	(0.36)	(0.40)	8.61	(1.55)%	40,581	0.85%	5.01%	1.45%	199%
Year Ended October 31, 2013	9.87	0.28	(d)	(0.70)	(0.42)	(0.22)	(0.05)	(0.02)	(0.29)	9.16	(4.25)%	29,493	0.85%	2.87%	1.34%	86%
Year Ended October 31, 2012	9.55	0.24		0.21	0.45	(0.13)	—	—	(0.13)	9.87	4.80%	30,602	0.85%	2.47%	1.62%	43%
Period Ended October 31, 2011(e)	10.00	0.13		(0.45)	(0.32)	(0.10)	—	(0.03)	(0.13)	9.55	(3.21)%	24,086	0.85%	2.46%	1.32%	66%
CLASS S SHARES
Period Ended October 31, 2015(f)	8.61	0.35	(d)	(1.27)	(0.92)	—	—	(0.19)	(0.19)	7.50	(10.72)%	—	0.75%	4.51%	1.35%	186%
Year Ended October 31, 2014	9.16	0.44	(d)	(0.58)	(0.14)	(0.05)	—	(0.36)	(0.41)	8.61	(1.46)%	96	0.75%	5.05%	1.34%	199%
Year Ended October 31, 2013	9.87	0.29	(d)	(0.70)	(0.41)	(0.23)	(0.05)	(0.02)	(0.30)	9.16	(4.16)%	97	0.75%	2.97%	1.24%	86%
Year Ended October 31, 2012	9.55	0.25		0.21	0.46	(0.14)	—	—	(0.14)	9.87	4.89%	102	0.75%	2.59%	1.51%	43%
Period Ended October 31, 2011(e)	10.00	0.14		(0.45)	(0.31)	(0.11)	—	(0.03)	(0.14)	9.55	(3.16)%	97	0.75%	2.58%	1.22%	66%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Commencement of operations on April 7, 2011.
(f)

Class S Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 238 days during the period from November 1, 2014 to June 26, 2015. The net asset value reflected represents the last day the class had shareholders.

Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 69

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
				Net Realized									Ratio of Net	Ratio of
				and							Net		Investment	Expenses
	Net Asset	Net		Unrealized			Net Realized				Assets	Ratio of Net	Income	to Average
	Value,	Investment		Gains	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income		(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)		Investments	Activities	Income	Transactions	Distributions	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Year Ended October 31, 2015	$14.95	$0.12	(d)	$(1.81)	$(1.69)	$(0.09)	$(1.06)	$(1.15)	$12.11	(11.67)%	$21,756	2.20%	0.96%	2.20%	66%
Year Ended October 31, 2014	13.06	0.20	(d)	2.14	2.34	(0.05)	(0.40)	(0.45)	14.95	18.38%	44,837	2.20%	1.38%	2.24%	64%
Year Ended October 31, 2013	10.93	0.08	(d)	2.45	2.53	(0.40)	—	(0.40)	13.06	23.85%	18,342	2.20%	0.60%	2.69%	44%
Year Ended October 31, 2012	9.66	0.16	(d)	1.12	1.28	(0.01)	—	(0.01)	10.93	13.27%	1,409	2.20%	1.51%	3.79%	26%
Period Ended October 31, 2011(e)	10.00	—		(0.34)	(0.34)	—	—	—	9.66	(3.40)%	97	2.30%	(0.26)%	2.57%	6%
CLASS I SHARES
Year Ended October 31, 2015	15.08	0.19	(d)	(1.85)	(1.66)	(0.17)	(1.06)	(1.23)	12.19	(11.42)%	120,010	1.85%	1.44%	1.86%	66%
Year Ended October 31, 2014	13.15	0.23	(d)	2.17	2.40	(0.07)	(0.40)	(0.47)	15.08	18.77%	173,616	1.85%	1.57%	1.90%	64%
Year Ended October 31, 2013	10.97	0.15	(d)	2.43	2.58	(0.40)	—	(0.40)	13.15	24.25%	70,273	1.85%	1.20%	2.38%	44%
Year Ended October 31, 2012	9.67	0.29	(d)	1.03	1.32	(0.02)	—	(0.02)	10.97	13.68%	16,375	1.85%	2.83%	2.79%	26%
Period Ended October 31, 2011(e)	10.00	—		(0.33)	(0.33)	—	—	—	9.67	(3.30)%	14,407	1.96%	0.09%	2.23%	6%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Commencement of operations on September 6, 2011.
Amounts designated as “-” are $0 or have been rounded to $0.

70 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net Realized									Ratio of Net	Ratio of
			and							Net		Investment	Expenses
	Net Asset	Net	Unrealized			Net Realized		Net Asset		Assets	Ratio of Net	Income	to Average
	Value,	Investment	Gains	Total from	Net	Gains from		Value,		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income	(Losses) from	Investment	Investment	Investment	Total	End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)(a)	Investments	Activities	Income	Transactions	Distributions	of Period	Return(b)	(000’s)	Assets(c)	Assets(c)	Reductions)(c)	(b)(d)
CLASS A SHARES
Year Ended October 31, 2015	$10.36	$0.05	$(0.06)	$(0.01)	$(0.15)	$—	$(0.15)	$10.20	(0.07)%	$7,562	1.52%	0.52%	1.52%	26%
Year Ended October 31, 2014	10.13	0.04	0.41	0.45	(0.18)	(0.04)	(0.22)	10.36	4.50%	406	1.52%	0.44%	1.52%	77%
Year Ended October 31, 2013	10.32	0.10	(0.21)	(0.11)	(0.05)	(0.03)	(0.08)	10.13	(1.06)%	268	1.47%	0.94%	1.47%	64%
Period Ended October 31, 2012(e)	10.00	0.03	0.33	0.36	(0.04)	—	(0.04)	10.32	3.62%	256	1.60%	0.56%	1.61%	83%
CLASS I SHARES
Year Ended October 31, 2015	10.38	0.06	(0.04)	0.02	(0.18)	—	(0.18)	10.22	0.21%	1,181,045	1.13%	0.56%	1.13%	26%
Year Ended October 31, 2014	10.15	0.08	0.40	0.48	(0.21)	(0.04)	(0.25)	10.38	4.85%	1,025,926	1.17%	0.77%	1.17%	77%
Year Ended October 31, 2013	10.33	0.13	(0.20)	(0.07)	(0.08)	(0.03)	(0.11)	10.15	(0.66)%	642,545	1.18%	1.33%	1.18%	64%
Period Ended October 31, 2012(e)	10.00	0.07	0.31	0.38	(0.05)	—	(0.05)	10.33	3.82%	348,443	1.18%	1.08%	1.18%	83%
CLASS S SHARES
Year Ended October 31, 2015	10.38	0.07	(0.04)	0.03	(0.19)	—	(0.19)	10.22	0.31%	26,079	1.03%	0.65%	1.03%	26%
Year Ended October 31, 2014	10.15	0.10	0.39	0.49	(0.22)	(0.04)	(0.26)	10.38	4.94%	25,994	1.07%	0.95%	1.07%	77%
Year Ended October 31, 2013	10.33	0.18	(0.24)	(0.06)	(0.09)	(0.03)	(0.12)	10.15	(0.57)%	24,758	1.12%	1.80%	1.12%	64%
Period Ended October 31, 2012(e)	10.00	0.05	0.34	0.39	(0.06)	—	(0.06)	10.33	3.87%	104	1.15%	0.91%	1.48%	83%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on March 30, 2012.
Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 71

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2015(d)	$10.00	$0.10	(e)	$(0.49)	$(0.39)	$(0.02)	$—	$(0.02)	$9.59	(3.82)%	$156	1.75%	1.03%	3.64%	146%
CLASS I SHARES
Period Ended October 31, 2015(d)	10.00	0.13	(e)	(0.49)	(0.36)	(0.02)	—	(0.02)	9.62	(3.49)%	9,461	1.40%	1.33%	3.38%	146%
CLASS S SHARES
Period Ended October 31, 2015(d)	10.00	0.14	(e)	(0.49)	(0.35)	(0.02)	—	(0.02)	9.63	(3.48)%	97	1.30%	1.43%	3.28%	146%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on November 11, 2014.
(e)	Calculated based on average shares outstanding.
Amounts designated as “-” are $0 or have been rounded to $0.

72 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2015(d)	$10.00	$0.12	(e)	$(0.34)	$(0.22)	$(0.11)	$—	$(0.11)	$9.67	(2.23)%	$140	1.15%	4.13%	1.93%	31%
CLASS I SHARES
Period Ended October 31, 2015(d)	10.00	0.13	(e)	(0.34)	(0.21)	(0.11)	—	(0.11)	9.68	(2.15)%	24,378	0.80%	4.45%	1.64%	31%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on July 14, 2015.
(e)	Calculated based on average shares outstanding.
Amounts designated as “-” are $0 or have been rounded to $0.

See notes to financial statements.	HSBC FAMILY OF FUNDS 73

HSBC GLOBAL HIGH INCOME BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Period Ended October 31, 2015(d)	$10.00	$0.09	(e)	$(0.18)	$(0.09)	$(0.08)	$—	$(0.08)	$9.83	(0.93)%	$99	1.15%	2.89%	1.89%	24%
CLASS I SHARES
Period Ended October 31, 2015(d)	10.00	0.10	(e)	(0.18)	(0.08)	(0.09)	—	(0.09)	9.83	(0.84)%	24,696	0.80%	3.24%	1.61%	24%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations on July 14, 2015.
(e)	Calculated based on average shares outstanding.
Amounts designated as “-” are $0 or have been rounded to $0.

74 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2015

1. Organization:

The HSBC Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2015, the Trust is composed of 17 separate operational funds, each a series of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Portfolios (the “Trusts”). The accompanying financial statements are presented for the following seven funds (individually a “Fund,” collectively the “Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Total Return Fund	Total Return Fund
HSBC Asia ex-Japan Smaller Companies Equity Fund	Asia ex-Japan Smaller Companies Equity Fund HSBC
HSBC Global High Yield Bond Fund	Global High Yield Bond Fund
HSBC Global High Income Bond Fund	Global High Income Bond Fund

The Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund and the Total Return Fund are non-diversified funds. The Frontier Markets Fund, the Asia ex-Japan Smaller Companies Equity Fund, the Global High Yield Bond Fund and Global High Income Bond Fund are diversified funds. Financial statements for all other funds of the Trusts are published separately. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Emerging Markets Debt Fund, the Emerging Markets Local Debt Fund and the Total Return Fund (“Debt Funds”) are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Debt Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Frontier Markets Fund, Asia ex-Japan Smaller Companies Equity Fund, Global High Yield Bond Fund and Global High Income Bond Fund are authorized to issue two classes of shares: Class A Shares and Class I Shares. Class A Shares of the Frontier Markets Fund and Asia ex-Japan Smaller Companies Equity Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Effective as of April 30, 2014, the Frontier Markets Fund has been closed to new investors, subject to certain exceptions.

The Asia ex-Japan Smaller Companies Equity Fund commenced operations on November 11, 2014 and had no operations prior to commencement. The Global High Yield Bond Fund and Global High Income Bond Fund commenced operations on July 14, 2015 and had no operations prior to commencement.

Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

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2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

Restricted and Illiquid Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. Disposal of these securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. At October 31, 2015, all restricted securities held were deemed liquid.

Participation Notes and Participatory Notes:

The Frontier Markets Fund and Asia ex-Japan Smaller Companies Equity Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does

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not receive voting rights as it would if it directly owned the underlying security or instrument. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker- dealers that issue them, which subjects the Funds that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

All open derivative positions at year end are reflected on the Funds’ Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Forward foreign currency exchange contracts may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

During the year ended October 31, 2015, the Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of October 31, 2015 and the monthly average notional amount for these contracts during the year ended October 31, 2015 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Long	Short	Long	Short
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	2,118,878	(1,123,987)	2,006,999	(1,397,653)
Emerging Markets Local Debt Fund	20,566,836	(17,653,351)	30,047,106	(26,553,788)
Total Return Fund	861,078,484	(724,282,913)	611,185,858	(675,452,787)
Global High Yield Bond Fund	489,579	(8,830,570)	459,591	(6,902,867)
Global High Income Bond Fund	420,628	(12,416,784)	451,496	(9,647,090)

Options Contracts:

The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and

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which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses.

The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Options contracts may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Funds did not invest in options during the year ended October 31, 2015.

Futures Contracts:

The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended October 31, 2015, the Emerging Markets Debt Fund and the Total Return Fund invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of October 31, 2015, and the monthly average notional amount for these contracts for the year ended October 31, 2015 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Futures Contracts:	Short	Short
Emerging Markets Debt Fund	383,063	480,540
Total Return Fund	118,749,375	115,485,664

Swap Agreements:

The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

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The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as a liability or asset, respectively. These upfront receipts and payments are amortized to gains or losses over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at pre-arranged exposure levels to cover a Fund’s exposure to the counterparty. Swap agreements may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

During the year ended October 31, 2015, the Emerging Markets Local Debt Fund and the Total Return Fund entered into interest rate swap agreements to manage their exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund and Total Return Fund also entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of October 31, 2015 and the monthly average notional amount for these agreements during the year ended October 31, 2015 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Interest Rate Swap Agreements:
Emerging Markets Local Debt Fund	7,932,383	17,508,551
Total Return Fund	39,159,425	203,317,753

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Buy Protection	Sell Protection	Buy Protection	Sell Protection
Credit Default Swap Agreements:
Emerging Markets Debt Fund	250,000	(1,375,000)	20,833	(2,427,083)
Total Return Fund	113,080,000	(180,250,000)	113,877,500	(142,262,500)

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Notes to Financial Statements — as of October 31, 2015 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of October 31, 2015:

	Assets			Liabilities
	Unrealized			Unrealized
	Appreciation			Depreciation
	on Forward	Variation		on Forward	Variation
	Foreign Currency	Margin	Swap	Foreign Currency	Margin	Swap
	Exchange	on Futures	agreements,	Exchange	on Futures	agreements,
Fund	Contracts ($)	Contracts ($)	at value	Contracts ($)	Contracts ($)	at value
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	46,120	—	—	47,484	—	—
Emerging Market Local Debt Fund	540,726	—	—	891,649	—	—
Total Return Fund	30,734,357	—	—	28,671,509	—	—
Global High Yield Bond Fund	96,433	—		22,727
Global High Income Bond Fund	140,892	—		18,328

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	6,920	—	—	73,751
Total Return Fund	—	—	4,081,543	—	—	14,212,423

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	666	—	—	—	(303)
Emerging Market Local Debt Fund	—	—	45,748	—	—	113,826
Total Return Fund	—	—	—	—	74,642	419,531
____________________

^	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current outstanding variation margin is reported on the Statement of Assets and Liabilities.
The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended October 31, 2015:

				Net Change in Unrealized
				Appreciation/Depreciation
	Realized Gain (Loss) on Derivatives			on Derivatives Recognized
	Recognized as a Result from Operations			as a Result from Operations
	Net Realized
	Gains (Losses)
	from Forward	Net Realized	Net Realized	Change in
	Foreign Currency	Gains (Losses)	Gains (Losses)	Unrealized
	Exchange	from Futures	from Swap	Appreciation/Depreciation
Fund	Contracts ($)	Contracts ($)	Agreements ($)	on Investments ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	130,023	—	—	(1,288)
Emerging Market Local Debt Fund	(189,203)	—	—	(469,034)
Total Return Fund	42,248,147	—	—	(7,725,310)
Global High Yield Bond Fund	(74,742)			73,706
Global High Income Bond Fund	(105,663)			122,564

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	80,715	(66,302)
Total Return Fund	—		3,637,264	(6,680,021)

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	11,811	—	(363)
Emerging Market Local Debt Fund	—	—	(4,151)	(46,103)
Total Return Fund	—	(602,727)	(856,970)	(1,545,053)

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Notes to Financial Statements — as of October 31, 2015 (continued)

The Funds are generally subject to master netting arrangements that allow for amounts owed between each Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting arrangements do not apply to amounts owed to/from different counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to legally enforceable master netting arrangements in the Statements of Assets and Liabilities. The tables below present the gross and net amounts of the assets and liabilities with any offsets to reflect the Funds’ ability to reflect the master netting arrangements at October 31, 2015 in the Statement of Assets and Liabilities.

As of October 31, 2015, each Fund’s derivative assets and liabilities by type are as follows:

	Emerging Markets		Emerging Markets Local
	Debt Fund		Debt Fund		Total Return Fund
	Assets*	Liabilities*	Assets*	Liabilities*	Assets*	Liabilities*
Derivative Financial Instruments:
Futures contracts	$—	$234	$—	$—	$—	$72,656
Forward currency contracts	46,120	47,484	540,726	891,649	30,734,357	28,671,509
Swap agreements	6,920	73,751	45,748	113,826	4,081,543	14,631,954
Total derivative assets and liabilities
in the Statement of Assets
and Liabilities	53,040	121,469	586,474	1,005,475	34,815,900	43,376,119
Derivative assets and liabilities
not subject to a master
netting agreement or similar
agreement (“MNA”)	—	(234)	—	—	—	(72,656)
Total assets and liabilities subject
to a MNA	$53,040	$121,235	$586,474	$1,005,475	$34,815,900	$43,303,463

	Global High Yield		Global High Income
	Bond Fund		Bond Fund
	Assets*	Liabilities*	Assets*	Liabilities*
Derivative Financial Instruments:
Forward currency contracts	$96,433	$22,727	$140,892	$18,328
Total derivative assets and liabilities
in the Statement of Assets
and Liabilities	96,433	22,727	140,892	18,328
Derivatives not subject to a
master netting agreement or
similar agreement (“MNA”)	—	—	—	—
Total assets and liabilities subject
to a MNA	$96,433	$22,727	$140,892	$18,328
____________________

* Amounts are based on a contract level and due to offsetting provisions, may not agree to the Statements of Assets and Liabilities.

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Notes to Financial Statements — as of October 31, 2015 (continued)

The following table represents each Fund’s derivative assets by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral received by each Fund as of October 31, 2015:

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)(b)	Received (a)(b)	Derivative Assets
Emerging Markets Debt Fund:
Bank of America	$2,773	$(2,773)	$—	$—	$—
Barclays Bank PLC	17,473	(17,473)	—	—	—
Credit Suisse International	1,833	(1,833)	—	—	—
JPMorgan Chase Bank N.A.	13,564	(4,799)	—	—	8,765
Standard Chartered Bank	17,397	(17,397)	—	—	—
Total	$53,040	$(44,275)	$—	$—	$8,765
Emerging Markets Local Debt Fund:
Bank of America	$6,104	$(4,922)	$—	$—	$1,182
Barclays Bank PLC	249,561	(249,561)	—	—	—
Credit Suisse International	136,714	(93,118)	—	—	43,596
JPMorgan Chase Bank N.A.	94,713	(6,358)	—	—	88,355
Standard Chartered Bank	96,095	(96,095)	—	—	—
UBS AG	3,287	(3,287)	—	—	—
Total	$586,474	$(453,341)	$—	$—	$133,133
Total Return Fund:
Bank of America	$233,658	$(233,658)	$—	$—	$—
Barclays Bank PLC	19,687,809	(12,639,633)	—	(7,048,176)	—
Credit Suisse International	1,321,663	(1,321,663)	—	—	—
JPMorgan Chase Bank N.A.	828,834	(828,834)	—	—	—
Standard Chartered Bank	12,640,270	(9,729,594)	—	(2,910,676)	—
UBS AG	103,666	(103,666)	—	—	—
Total	$34,815,900	$(24,857,048)	$—	$(9,958,852)	$—

Global High Yield Bond Fund:
Bank of America	$1,932	$(1,932)	$—	$—	$—
UBS AG	94,501	(19,257)	—	(75,244)	—
Total	$96,433	$(21,189)	$—	$(75,244)	$—
Global High Income Bond Fund:
UBS AG	$140,892	$(18,328)	$—	$(110,000)	$12,564
Total	$140,892	$(18,328)	$—	$(110,000)	$12,564

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Notes to Financial Statements — as of October 31, 2015 (continued)

The following table represents each Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral pledged by each Fund as of October 31, 2015:

	Derivative
	Liabilities
	Subject to a	Derivatives	Non-cash	Cash	Net Amount of
	MNA	Available for	Collateral	Collateral	Derivative
Counterparty	by Counterparty	Offset	Pledged (a)	Pledged (a)	Liabilities
Emerging Markets Debt Fund:
Bank of America	$19,757	$(2,773)	$—	$—	$16,984
Barclays Bank PLC	31,019	(17,473)	—	—	13,546
Credit Suisse International	27,504	(1,833)	—	—	25,671
JPMorgan Chase Bank N.A.	4,799	(4,799)	—	—	—
Standard Chartered Bank	30,511	(17,397)	—	—	13,114
UBS AG	7,645	—	—	—	7,645
Total	$121,235	$(44,275)	$—	$—	$76,960
Emerging Markets
Local Debt Fund:
Bank of America	$4,922	$(4,922)	$—	$—	$—
Barclays Bank PLC	546,121	(249,561)	—	(270,000)	26,560
Credit Suisse International	93,118	(93,118)	—	—	—
JPMorgan Chase Bank N.A.	6,358	(6,358)	—	—	—
Standard Chartered Bank	328,130	(96,095)	—	(232,035)	—
UBS AG	26,826	(3,287)	—	(20,000)	3,539
Total	$1,005,475	$(453,341)	$—	$(522,035)	$30,099
Total Return Fund:
Bank of America	$4,422,850	$(233,658)	$—	$(3,850,000)	$339,192
Barclays Bank PLC	12,639,633	(12,639,633)	—	—	—
Credit Suisse International	10,380,125	(1,321,663)	—	(9,058,462)	—
JPMorgan Chase Bank N.A.	5,579,383	(828,834)	—	(4,750,549)	—
Standard Chartered Bank	9,729,594	(9,729,594)	—	—	—
UBS AG	551,878	(103,666)	—	(448,212)	—
Total	$43,303,463	$(24,857,048)	$—	$(18,107,223)	$339,192

Global High Yield Bond Fund:
Bank of America	$3,470	$(1,932)	$—	$—	$1,538
UBS AG	19,257	(19,257)	—	—	—
Total	$22,727	$(21,189)	$—	$—	$1,538
Global High Income Bond Fund:
UBS AG	$18,328	$(18,328)	$—	$—	$—
Total	$18,328	$(18,328)	$—	$—	$—
____________________

(a)	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

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Notes to Financial Statements — as of October 31, 2015 (continued)

Pursuant to each Fund’s ISDA Master Agreement for trading OTC derivatives (“ISDA”), each Fund must notify counterparties if its net asset value declines below a predetermined level over specified periods. In the event a Fund’s net asset value declines below one of the predetermined levels, the decline may trigger an Additional Termination Event under the ISDA (“NAV Decline Trigger Event”) whereby each counterparty would have the right to declare an Early Termination Date, terminate the ISDA, and close-out all outstanding derivatives positions according to the close-out procedures of the ISDA. Pursuant to the terms of the ISDA, following a NAV Decline Trigger Event, counterparties may agree to waive their right to declare an Early Termination Date and thereby waive their right to terminate the ISDA and close-out any outstanding derivatives positions

During the year ending October 31, 2015, the Emerging Markets Debt Fund and Emerging Markets Local Debt Fund experienced a decline in their net assets due to the June 2015 removal of HSBC Group seed capital. The resultant decline for each Fund exceeded certain predetermined levels in each respective ISDA and resulted in the occurrence of one or more NAV Decline Trigger Events. However, none of the Funds’ counterparties have declared an Early Termination Date and as such have not terminated any ISDAs or closed-out any derivatives positions. As per market practice, the Funds, through their Investment Adviser, will send NAV Decline Trigger Event waiver letters whereby each counterparty agrees to waive its right to declare an Early Termination Date, terminate the ISDA, and close out outstanding derivatives positions following the NAV Decline Trigger Event.

In addition to the provisions relating to Additional Termination Events, under the terms of the Credit Support Annex to the ISDA, parties to an ISDA are required to post collateral to the other party if any of their derivatives positions are in a position of net liability. If either party fails to post required collateral and such failure is not remedied following subsequent notice, the failure to post collateral may be an Additional Termination Event and the other party may declare an Early Termination Event, terminate the ISDA, and close out any outstanding derivatives position. As of October 31, 2015, for derivatives positions where the Funds were in a position of net liability, collateral has been posted and the collateral balance is included in the Statement of Assets and Liabilities.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Funds except for the Frontier Markets Fund and Asia ex-Japan Smaller Companies Fund, which distribute annually. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

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Notes to Financial Statements — as of October 31, 2015 (continued)

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

In August 2014, the FASB issued Accounting Standards Update No. 2014-15 “Presentation of Financial Statements–Going Concern (Subtopic 205-40)” (“ASU 2014-15”), which requires management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 “Fair Value Measurement (Topic 820)” (“ASU 2015-07”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 also removes the requirement to make certain disclosures for all investments that may be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods.

Management is currently evaluating the implications of these ASUs and their impact on the financial statements and related disclosures have not yet been determined.

3. Investment Valuation Summary:

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds determine transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

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Notes to Financial Statements — as of October 31, 2015 (continued)

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price, or in the absence of recorded sales, at the readily available closing bid price on such exchange. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. These securities are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

Rights and warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Advisor. These instruments are typically categorized as Level 1 in the fair value hierarchy unless intrinsic value is used then would be categorized as Level 2 in the fair value hierarchy.

P-notes are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. All local prices will be converted to U.S. dollars using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange. These instruments are typically categorized as Level 2 in the fair value hierarchy.

Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts and options contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the prevailing forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value (“NAV”) that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAV is calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark

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Notes to Financial Statements — as of October 31, 2015 (continued)

index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

The only transfers between fair value hierarchy Levels 1 and 2 as of October 31, 2015 are related to the use of the systematic valuation model to value foreign securities in the Frontier Markets Fund.

The following is a summary of the valuation inputs used as of October 31, 2015 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Emerging Markets Debt Fund
Investment Securities:
Yankee Dollars	—	8,929,274	—	8,929,274
Corporate Bonds	—	85,886	—	85,886
Investment Company	2,225,175	—	—	2,225,175
U.S. Treasury Obligations	—	733,826	—	733,826
Total Investment Securities	2,225,175	9,748,986	—	11,974,161
Other Financial Instruments: (a)
Futures Contracts	666	—	—	666
Credit Default Swaps	—	(12,941)	—	(12,941)
Forward Currency Contracts	—	(1,364)	—	(1,364)
Total Investments	2,225,841	9,734,681	—	11,960,522

Emerging Markets Local Debt Fund
Investment Securities:
Foreign Bonds	—	11,386,404	—	11,386,404
Yankee Dollar	—	199,737	—	199,737
Investment Company	2,575,256	—	—	2,575,256
Total Investment Securities	2,575,256	11,586,141	—	14,161,397
Other Financial Instruments: (a)
Interest Rate Swaps	—	(68,078)	—	(68,078)
Forward Currency Contracts	—	(350,923)	—	(350,923)
Total Investments	2,575,256	11,167,140	—	13,742,396

Frontier Markets Fund
Investment Securities:
Common Stocks	125,879,213	—	—	125,879,213
Convertible Corporate Bonds	—	212,963	—	212,963
Participatory Notes	—	15,253,881	—	15,253,881
Total Investment Securities	125,879,213	15,466,844	—	141,346,057

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Notes to Financial Statements — as of October 31, 2015 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Total Return Fund
Investment Securities:
Foreign Bonds	—	220,588,966	—	220,588,966
Yankee Dollars	—	476,869,338	—	476,869,338
Affiliated Investment Company	25,000,000	—	—	25,000,000
Investment Company	233,566,623	—	—	233,566,623
U.S. Treasury Obligations	—	251,028,572	—	251,028,572
Total Investment Securities	258,566,623	948,486,876	—	1,207,053,499
Other Financial Instruments: (a)
Futures Contracts	(74,642)	—	—	(74,642)
Interest Rate Swaps	—	(419,531)	—	(419,531)
Credit Default Swaps	—	(4,324,659)	—	(4,324,659)
Forward Currency Contracts	—	2,062,848	—	2,062,848
Total Investments	258,491,981	945,805,534	—	1,204,297,515

Asia ex-Japan Smaller Companies Equity Fund
Investment Securities:
Common Stocks:
Hong Kong	2,359,327	115,550	—	2,474,877
Other Common Stocks	5,780,377	—	—	5,780,377
Exchange Traded Funds	953,711	—	—	953,711
Investment Company	457,484	—	—	457,484
Total Investment Securities	9,550,899	115,550	—	9,666,449
Global High Yield Bond Fund
Investment Securities:
Foreign Bonds	—	4,223,562	—	4,223,562
Yankee Dollars	—	3,934,521	—	3,934,521
Corporate Bonds	—	13,652,036	—	13,652,036
Exchange Traded Fund	201,351	—	—	201,351
Investment Company	2,307,352	—	—	2,307,352
Total Investment Securities	2,508,703	21,810,119	—	24,318,822
Other Financial Instruments: (a)
Forward Currency Contracts	—	73,706	—	73,706
Total Investments	2,508,703	21,833,825	—	24,392,528

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Notes to Financial Statements — as of October 31, 2015 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Global High Income Bond Fund
Investment Securities:
Foreign Bonds	—	5,958,483	—	5,958,483
Yankee Dollars	—	6,853,865	—	6,853,865
Corporate Bonds	—	9,417,854	—	9,417,854
Exchange Traded Fund	155,180	—	—	155,180
Investment Company	2,106,153	—	—	2,106,153
Total Investment Securities	2,261,333	22,230,202	—	24,491,535
Other Financial Instruments: (a)
Forward Currency Contracts	—	122,564	—	122,564
Total Investments	2,261,333	22,352,766	—	24,614,099
____________________

(a)	Other financial instruments would include any derivative instruments, such as forward foreign currency contracts, futures contracts, and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Emerging Markets Local Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
Asia ex-Japan Smaller Companies Equity Fund	1.00
Global High Yield Bond Fund	0.65
Global High Income Bond Fund	0.65

HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund. Effective April 9, 2015, AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.625% from the fees paid to the Investment Adviser. Prior to April 9, 2015, AMEU received a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.70% from the fees paid to the Investment Adviser.

HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the Asia ex-Japan Smaller Companies Equity Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Asia ex-Japan Smaller Companies Equity Fund at an annual rate of 0.50% from the fees paid to the Investment Adviser.

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Notes to Financial Statements — as of October 31, 2015 (continued)

HSBC Global Asset Management (France) (“AMFR”) acts as sub-adviser to the Global High Yield Bond Fund and Global High Income Bond Fund. AMFR is expected to receive a fee, accrued daily and paid monthly, based on average daily net assets of each Fund at an annual rate of 0.325% from the fees paid to the Investment Adviser. As of October 31, 2015, AMFR has not been allocated assets to manage.

HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC is entitled to a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of:

	Class A	Class I
	Fee Rate (%)	Fee Rate (%)
Emerging Markets Debt Fund	0.20	0.10
Emerging Markets Local Debt Fund	0.20	0.10
Frontier Markets Fund	0.20	0.10
Total Return Fund	0.20	0.10
Asia ex-Japan Smaller Companies Equity Fund	0.20	0.10
Global High Yield Bond Fund	0.10	—
Global High Income Bond Fund	0.10	—

Administration:

HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trusts combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fee is deemed to be class specific and is based on the daily net assets.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as Trust’s Sub-Administrator, subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02%, which is retained by HSBC.

Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $300,447 for the year ended October 31, 2015, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

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Notes to Financial Statements — as of October 31, 2015 (continued)

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the year ended October 31, 2015, Foreside, as Distributor, also received $148,780 in commissions from sales of Trusts for Class A Shares, of which $45 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and blue sky exemption services. Until March 31, 2015, Citi also provided transfer agency services for each Fund. As transfer agent, Citi received a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Effective March 31, 2015, transfer agent services were provided under the terms of a separate transfer agency services agreement with Citi. Citi’s rights and obligations under the transfer agency services agreement, in turn, were assigned to SunGard Investor Services LLC (“SIS”), effective March 31, 2015. The transfer agency services, and fees charged for such services, are unchanged as a result of the separate agreement or the assignment to SIS.

Independent Trustees:

For the period January 1, 2015 through October 31, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $12,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $12,000, with the exception of the Chair of the Audit Committee, who received a retainer of $15,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $30,000.

Prior to January 1, 2015, the Trusts paid each Independent Trustee an annual retainer of $100,000. The Trusts paid a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts paid each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who received a retainer of $6,000. The Trusts also paid the Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, which is authorized by the Board, a Trustee was compensated at the rate of $500 per hour, up to a maximum of $3,000 per day.

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Notes to Financial Statements — as of October 31, 2015 (continued)

Fee Reductions:

The Investment Adviser has agreed to contractually limit, through April 16, 2016 for the Global High Yield Bond Fund and Global High Income Bond Fund and March 1, 2016 for all other funds, the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and indirect expenses attributable to the Fund’s investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Current
		Contractual
Fund	Class	Expense Limitation (%)
Emerging Markets Debt Fund	A	1.20
Emerging Markets Debt Fund	I	0.85
Emerging Markets Debt Fund	S	0.75
Emerging Markets Local Debt Fund	A	1.20
Emerging Markets Local Debt Fund	I	0.85
Emerging Markets Local Debt Fund	S	0.75
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Total Return Fund	S	1.15
Asia ex-Japan Smaller Companies Equity Fund	A	1.75
Asia ex-Japan Smaller Companies Equity Fund	I	1.40
Asia ex-Japan Smaller Companies Equity Fund	S	1.30
Global High Yield Bond Fund	A	1.15
Global High Yield Bond Fund	I	0.80
Global High Income Bond Fund	A	1.15
Global High Income Bond Fund	I	0.80

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2015, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2015, the repayments that may potentially be made by the Funds are as follows:

	2018($)	2017($)	2016($)	Total($)
Emerging Markets Debt Fund	144,542	133,012	112,179	389,733
Emerging Markets Local Debt Fund	260,390	202,644	159,629	622,663
Frontier Markets Fund	24,057	68,988	201,653	294,698
Asia ex-Japan Smaller Companies Equity Fund	195,564	—	—	195,564
Global High Yield Bond Fund	61,706	—	—	61,706
Global High Income Bond Fund	59,476	—	—	59,476
____________________

*       The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

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Notes to Financial Statements — as of October 31, 2015 (continued)

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

Other:

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2015, the Funds purchased the following amounts of such securities:

Purchases($)
Emerging Markets Debt Fund	500,000
Total Return Fund	7,880,000
Global High Yield Bond Fund	290,000
Global High Income Bond Fund	754,000

The Funds may use related party broker-dealers. For the year-ended October 31, 2015, the Asia ex-Japan Smaller Companies Equity Fund incurred $4 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

The Adviser has borne all the costs of the offering and organization of the Asia ex-Japan Smaller Companies Equity Fund, Global High Yield Bond Fund and Global High Income Bond Fund.

During the year ended October 31, 2015, the Adviser and its affiliates redeemed 3,129,163 and 2,843,667 shares of the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund, respectively, at net asset values of $31,698,054 and $21,327,503, respectively.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2015 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	18,377,026	42,399,696
Emerging Markets Local Debt Fund	47,683,333	60,617,002
Frontier Markets Fund	123,025,218	155,266,544
Total Return Fund	413,459,008	152,679,123
Asia ex-Japan Smaller Companies Equity Fund	23,669,598	13,970,505
Global High Yield Bond Fund	29,515,646	6,633,692
Global High Income Bond Fund	26,012,800	3,246,424

For the year ended October 31, 2015, purchases sales of long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	5,331,472	5,506,200
Total Return Fund	83,851,316	—
Global High Income Bond Fund	2,073,464	2,077,197

HSBC FAMILY OF FUNDS       93

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2015 (continued)

6. Investment Risks:

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater affect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less liquid than higher rated securities. The prices of high-yield securities, which may be more volatile than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic, social or political conditions.

Derivatives Risk: The term “derivatives” covers a broad range of investments, including swaps, futures and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of the Fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

Concentration of Market Risk: The Total Return Fund’s investment concentration in Brazilian securities and related derivatives may carry certain risks not ordinarily associated with investments that are less concentrated in a specific region or issuer. The risks include future political and economic developments that may adversely affect the value of the Fund’s securities and related derivatives.

94       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2015 (continued)

7. Federal Income Tax Information:

At October 31, 2015, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Emerging Markets Debt Fund	12,342,978	119,288	(488,105)	(368,817)
Emerging Markets Local
Debt Fund	16,610,049	17,261	(2,465,913)	(2,448,652)
Frontier Markets Fund	163,057,570	6,049,583	(27,761,096)	(21,711,513)
Total Return Fund	1,235,351,734	4,708,282	(33,006,517)	(28,298,235)
Asia ex-Japan Smaller Companies
Equity Fund	10,106,108	444,712	(884,371)	(439,659)
Global High Yield Bond Fund	25,067,476	103,152	(851,806)	(748,654)
Global High Income Bond Fund	24,923,450	152,550	(584,465)	(431,915)
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

The tax character of dividends paid by the Funds during the tax year ended October 31, 2015 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	1,325,881	—	1,325,881	—	1,325,881
Emerging Markets Local Debt Fund	—	—	—	1,296,621	1,296,621
Frontier Markets Fund	12,526,182	5,120,789	17,646,971	—	17,646,971
Total Return Fund	20,937,291	—	20,937,291	—	20,937,291
Asia ex-Japan Smaller Companies
Equity Fund	20,375	—	20,375	—	20,375
Global High Yield Bond Fund	286,899	—	286,899	—	286,899
Global High Income Bond Fund	213,837	—	213,837	—	213,837

The tax character of dividends paid by the Funds during the tax year ended October 31, 2014 was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	1,925,592	650,922	2,576,514	—	2,576,514
Emerging Markets Local Debt Fund	296,960	—	296,960	1,397,125	1,694,085
Frontier Markets Fund	724,960	2,429,300	3,154,260	—	3,154,260
Total Return Fund	17,508,616	127,940	17,636,556	—	17,636,556
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

HSBC FAMILY OF FUNDS        95

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2015 (continued)

As of the tax year ended October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)*	Losses ($)	(Depreciation) ($)	(Deficit) ($)
Emerging Markets Debt Fund	239,935	—	—	239,935	(3,448)	(218,749)	(386,475)	(368,737)
Emerging Markets Local Debt Fund	—	—	—	—	(529)	(1,356,854)	(2,648,115)	(4,005,498)
Frontier Markets Fund	4,166,428	—	—	4,166,428	—	(5,486,198)	(21,711,620)	(23,031,390)
Total Return Fund	28,322,751	—	—	28,322,751	(529,863)	—	(34,391,711)	(6,598,823)
Asia ex-Japan Smaller Companies
Equity Fund	145,930	—	—	145,930	—	(76,166)	(437,546)	(367,782)
Global High Yield Bond Fund	73,264			73,264		(83,537)	(755,850)	(766,123)
Global High Income Bond Fund	79,160			79,160		(11,423)	(441,747)	(374,010)
____________________

*

Dividends payable may differ from the amounts reported in the Statements of Assets and Liabilities because dividends payable on a tax basis include those dividends that will be reinvested. The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

As of the tax year ended October 31, 2015, the Funds have net capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subjects to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Emerging Markets Debt Fund	—	218,749	218,749
Emerging Markets Local Debt Fund	605,102	751,752	1,356,854
Frontier Markets Fund	2,675,507	2,810,691	5,486,198
Total Return Fund	—	—	—
Asia ex-Japan Smaller Companies Equity Fund	76,166	—	76,166
Global High Yield Bond Fund	83,537		83,537
Global High Income Bond Fund	11,423	—	11,423

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2015, the Funds had no deferred losses.

8. Significant Shareholders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of October 31, 2015, the Global High Yield Bond Fund, Global High Income Bond Fund and Asia ex-Japan Smaller Companies Equity Fund had individual shareholder accounts and/or omnibus shareholder accounts (composed of a group of individual shareholders), each of which is affiliated with the Investment Adviser, and representing ownership in excess of 90% of each Fund, respectively.

96       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements — as of October 31, 2015 (continued)

The Emerging Markets Debt Fund, Emerging Markets Local Debt Fund, Frontier Markets Fund and Total Return Fund each have one or more shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares, respectively. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

9. Subsequent Events:

At a meeting of the Board of Trustees of the Trusts held on December 17-18, 2015, the Trustees of the Trusts approved on behalf of each Trust and each of the Funds a form of Agreement and Plan of Reorganization (the “Plan”) and other proposals subject to shareholder approval. The Plan will be submitted to a vote of shareholders of the Funds at a special meeting of shareholders to be held in 2016. The Plan calls for the reorganization and redomiciliation of the Funds, which are series of either a Massachusetts business trust (the Trust and Advisor Trust) or a New York trust (the Portfolio Trust), with and into corresponding “shell” series (“New Funds”) of a single newly formed Delaware statutory trust (the “Redomiciliation”). If approved by shareholders, the Redomiciliation is expected to occur in the second calendar quarter of 2016. Upon completion of the Redomiciliation, shareholders of the Funds would own shares of the corresponding class of the New Funds that are equal in value to the shares of the Fund that were held by the shareholders immediately prior to the closing of the Redomiciliation. In addition, the respective share classes of each of the New Funds would assume the performance, financial and other historical information of those of the corresponding Fund. The Redomiciliation is not expected to have an impact on the continuing operations of the Funds. Additional information about the Plan and the other proposals will be included in the Trusts’ proxy statement that is expected to be mailed to shareholders in March 2016.

On November 30, 2015, SunGard Investor Services LLC announced that its acquisition by Fidelity National Information Services was completed. The transfer agency services, and fees charged for such services, are unchanged as a result of the acquisition.

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no additional subsequent events to report.

HSBC FAMILY OF FUNDS       97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
HSBC Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights of each of HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund and HSBC Total Return Fund, each as of and for the year ended October 31, 2015, and HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund and HSBC Global High Income Bond Fund, each as of October 31, 2015 and for the period from commencement of operations on November 11, 2014, July 14, 2015 and July 14, 2015, respectively, through October 31, 2015, (each a Portfolio of HSBC Funds and collectively the “Funds”) present fairly, in all material respects, the financial position of each of the Funds at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The accompanying statements of changes in net assets for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 29, 2015

98      HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information — as of October 31, 2015 (Unaudited)

During the year ended October 31, 2015, the following Funds declared capital gain distributions:

	Short Term Capital Gain	Long Term Capital Gain
	Distributions ($)	Distributions ($)
Frontier Markets Fund	10,235,410	5,120,789

During the year ended October 31, 2015, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income (%)
Emerging Markets Debt Fund	24.71
Emerging Markets Local Debt Fund	5.13
Total Return Fund	15.37
Global High Yield Bond Fund	83.02
Global High Income Bond Fund	66.58

For the year ended October 31, 2015, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV:

Qualified Dividend Income (%)
Frontier Markets Fund	16.94
Asia ex-Japan Smaller Companies Equity Fund	9.16

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2015 are as follows:

	Foreign Source Income	Foreign Tax Expense
	Per Share ($)	Per Share ($)
Emerging Markets Local Debt Fund	0.12	—
Frontier Markets Fund	0.53	0.04
Asia ex-Japan Smaller Companies Equity Fund	0.27	0.02

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2015. These shareholders will receive more detailed information along with their 2015 Form 1099-DIV.

HSBC FAMILY OF FUNDS        99

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited)

Investment Adviser Contract Approval (HSBC Asia ex-Japan Smaller Companies Equity Fund)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”) in connection with the initial approval of the investment advisory and sub-advisory agreements for the HSBC Asia ex-Japan Smaller Companies Equity Fund (the “New Fund”), as well as the conclusions the Independent Trustees and Board made as a result of those considerations, are set forth below.

Nature, Extent, and Quality of Services to be Provided by the Adviser and Sub-Adviser. The Board examined at an in-person meeting held in March 2014 the nature, quality and extent of the investment advisory and administrative support services that will be provided by HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the New Fund, as well as the quality and experience of the Adviser’s personnel. In this regard, the Board considered the capabilities and performance of the Adviser’s oversight with respect to the investment sub-advisers (“Sub-Advisers”) of certain of the HSBC Funds (the “Funds”). The Board also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

The Board also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the stabilization during the period in the decline of the HSBC Family of Funds’ net assets, the role of the growth of certain Funds in this stabilization, and the Board’s perspective on the role of the stabilization in the improving economics of the Adviser’s business; (iv) structural changes made by the Adviser that have improved the overall efficiency of the fund complex; and (v) the business strategy of the Adviser and its parent company, including potential new distribution initiatives and fund offerings, and their commitment to the Funds’ business. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

The Board also examined the nature, quality and extent of the services that HSBC Global Asset Management (Hong Kong) Limited (“AMHK”), the proposed sub-adviser to the New Fund, provides to HGIF Asia ex-Japan Equity Smaller Companies Fund (the “HGIF Fund”), a fund registered in Luxembourg, and the RMB Fixed Income Fund. In this regard, the Board considered the investment performance of the HGIF Fund, as described in the report of the executive session, and the portfolio risk characteristics achieved by AMHK and AMHK’s portfolio management teams, their experience, and the quality of their compliance programs, among other factors. The Board satisfactorily noted AMHK’s ongoing investment in 1940 Act compliance programs and oversight, in its role as Sub-Adviser to the RMB Fixed Income Fund.

Based on these considerations, the Board concluded that it was satisfied with the nature, quality and extent of the services that will be provided by the Adviser and AMHK, and that the services to be provided supported approval of the Agreements associated with the New Fund.

Investment Performance of the Fund, Adviser and AMHK. The Board considered the investment performance of the portfolio on which the New Fund would be based over various periods of time, as compared to one or more benchmark indices. The Board noted the HGIF Fund’s 5-star Morningstar rating and reviewed the portfolio’s performance.

Costs of Services and Profits Realized by the Adviser and AMHK. The Board considered the costs of the services to be provided by the Adviser and AMHK and the expense ratios of the New Fund more generally. The Board also considered the contractual advisory fees under the Advisory Contract and compared those fees to the fees of similar funds, which had been compiled by the Adviser with information sourced from Lipper. The Board determined that the New Fund’s advisory fees were comparable to other competitive funds, noting the resources, expertise and experience that will be provided to the New Fund by the Adviser and AMHK.

100       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

The Board also compared the advisory fees under the Advisory Contract with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships, including increased shareholder activity. In this regard, the Board concluded that differences in advisory fees assessed between the Fund and other accounts managed by the Adviser did not preclude approval of the Advisory Contract.

With respect to the administrative services that will be provided by the Adviser, the Board considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the New Fund. The Board also considered the relative split of the administration fee between the Adviser and Citi Fund Services Ohio, Inc. (“Citi”), as sub-administrator, and other factors relevant to its consideration of these arrangements including Citi’s capability to provide sub-administration services to the New Fund. The Board further discussed the extent to which the non-advisory services to be provided by the Adviser under the Advisory Contract differed from those to be provided under the Administration Agreement or other agreements. With respect to the Support Services Agreement, the Board noted the Adviser’s description of the services it provides, and discussed the extent to which they may differ from services to be provided under other agreements.

The Board also considered the costs of the services to be provided by AMHK; the relative portions of the total advisory fees to be paid to the AMHK and retained by the Adviser in its capacity as the New Fund’s primary investment adviser; and the services to be provided by the Adviser and AMHK. In addition, the Board discussed the distinction between the services to be provided by the Adviser to the New Fund pursuant to the Advisory Contract and the services to be provided by AMHK pursuant to the Sub-Advisory Contract.

The Board concluded that the advisory fees payable to the Adviser and AMHK were not unreasonable in light of the factors set forth above.

Other Relevant Considerations. The Board also considered the extent to which the Adviser and AMHK are expected to achieve economies of scale, whether the New Fund’s expense structure permits economies of scale to be shared with the New Fund’s shareholders and, if so, the extent to which the New Fund’s shareholders may benefit from these economies of scale. The Board considered certain information provided by the Adviser and AMHK with respect to the benefits they are expected to derive from their relationships with the New Fund.

HSBC FAMILY OF FUNDS       101

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Emerging Markets Debt Fund	Class A	$1,000.00	$979.80	$5.99	1.20%
	Class I	1,000.00	981.30	4.24	0.85%
Emerging Markets Local Debt Fund	Class A	1,000.00	883.20	5.70	1.20%
	Class I	1,000.00	885.20	4.04	0.85%
Frontier Markets Fund	Class A	1,000.00	903.10	10.74	2.24%
	Class I	1,000.00	904.30	9.02	1.88%
Total Return Fund	Class A	1,000.00	978.70	7.63	1.53%
	Class I	1,000.00	979.90	5.79	1.16%
	Class S	1,000.00	980.40	5.29	1.06%
Asia ex-Japan Smaller Companies
Equity Fund	Class A	1,000.00	839.90	8.12	1.75%
	Class I	1,000.00	841.00	6.50	1.40%
	Class S	1,000.00	841.00	6.03	1.30%
Global High Yield
Bond Fund**	Class A	1,000.00	977.70	3.43	1.15%
	Class I	1,000.00	978.50	2.39	0.80%
Global High Income
Bond Fund**	Class A	1,000.00	990.70	3.45	1.15%
	Class I	1,000.00	991.60	2.40	0.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).
**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 110/365 (to reflect the stub period 7/14/2015 to 10/31/2015).

102       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2015 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/15	10/31/15	5/1/15 - 10/31/15	5/1/15 - 10/31/15
Emerging Markets Debt Fund	Class A	$1,000.00	$1,019.16	$6.11	1.20%
	Class I	1,000.00	1,020.92	4.33	0.85%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,019.16	6.11	1.20%
	Class I	1,000.00	1,020.92	4.33	0.85%
Frontier Markets Fund	Class A	1,000.00	1,013.91	11.37	2.24%
	Class I	1,000.00	1,015.73	9.55	1.88%
Total Return Fund	Class A	1,000.00	1,017.49	7.78	1.53%
	Class I	1,000.00	1,019.36	5.90	1.16%
	Class S	1,000.00	1,019.86	5.40	1.06%
Asia ex-Japan Smaller Companies
Equity Fund	Class A	1,000.00	1,016.38	8.89	1.75%
	Class I	1,000.00	1,018.15	7.12	1.40%
	Class S	1,000.00	1,018.65	6.61	1.30%
Global High Yield Bond Fund	Class A	1,000.00	1,019.41	5.85	1.15%
	Class I	1,000.00	1,021.17	4.08	0.80%
Global High Income
Bond Fund	Class A	1,000.00	1,019.41	5.85	1.15%
	Class I	1,000.00	1,021.17	4.08	0.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       103

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Family of Funds. The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

				Portfolios in
	Position(s)	Term of Office		Fund Complex	Other
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Directorships
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	Held by Trustee
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	24	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present); Chief Executive Officer, Dresdner RCM Global Investors and Allianz Dresdner Asset Management (2000 - 2002); Board Member, Dresdner Global Asset Management Board (2000 - 2002); Chief Operating Officer and Senior Managing Director, Dresdner RCM Global Investors (1998 - 2000); Global Chief Financial Officer, Dresdner RCM Global Investors (1996 - 1998)	24	Met Investors Series Trust and Metropolitan Series Fund

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995-2000)	24	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 69	Chairman and Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Executive Vice President and Chief Financial Officer, Republic New York Corporation (1976-2000)	24	Ellington Financial LLC (NYSE listed financial services); Ellington Residential Mortgage REIT (NYSE listed real estate investment trust)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 52	Trustee	Indefinite; 2011 to present	Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011-present); President and Chief Executive Officer, Fisher Francis Trees & Watts (“FFTW”) (investment adviser), 2008-2011; Client Service, Business Development and Marketing Group, FFTW (1999-2008)	24	None
____________________

*	Includes the HSBC Funds, the HSBC Advisor Funds Trust and the HSBC Portfolios.

104       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 57	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 52	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Product Development, GE Asset Management Inc. (2007 – 2014)

SCOTT RHODES* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 56	Treasurer	One year; 2014 to present	Senior Vice President, Citi (2010 - present); Manager, Treasurer of Mutual Funds, and Broker-Dealer Treasurer and Financial & Operations Principal, GE Asset Management Inc. (2005 – 2010)

IOANNIS TZOUGANATOS* 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 39	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi (2008-present)

HEATHER MELITO-DEZAN* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Assistant Secretary	One year; 2014 to present

Assistant Vice President, Regulatory Administration, Citi (2013 - present); Senior Specialist, Regulatory Administration, NGAM (2010-2013); Vice President and Manager. Regulatory Administration, BNY Mellon (2004-2010)

CHARLES L. BOOTH* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 55	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi (1988 - present)
____________________

*	Mr. Rhodes, Mr. Tzouganatos, Ms. Melito-Dezan, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC FAMILY OF FUNDS       105

Other Information (Unaudited):

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at ww.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.emfunds.us.hsbc.com or at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

106       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Frontier Markets Fund
HSBC Global High Yield Bond Fund
HSBC Global High Income Bond Fund
HSBC Global Asset Management (UK) Limited
78 St. James Street
London, United Kingdom, SW1A 1EJ

HSBC Asia ex-Japan Smaller Companies Equity Fund
HSBC Global Asset Management (Hong Kong) Limited
Level 22, HSBC Main Building
1 Queen’s Road Central, Hong Kong

HSBC Global High Yield Bond Fund
HSBC Global High Income Bond Fund
HSBC Global Asset Management (France)
4 place de la Pyramide
Immcuble Ile-de-France
92800 Put eaux La
Défence 9, France

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 182845
Columbus, OH 43218
1-800-782-8183

TRANSFER AGENT

SunGard Investor Services, LLC
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-EM-1215	12/15

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Tom Robards and Marcia Beck, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees,
2014	$183,823
2015	$360,233

(b) Audit-Related Fees,
2014	$5,833
2015	$0

2014 – Fees of $5,833 relate to the consent of N-1A filing.

(c) Tax Fees,
2014	$95,000
2015	$162,000

Fees for both 2014 and 2015 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2014	$0
2015	$0

(e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

(e)(2)
2014	0%
2015	0%

(f) Not applicable.

(g) Non-Audit Fees.
2014	$0
2015	$10,965,000

Fees for 2015 represent PricewaterhouseCoopers LLP services provided to HSBC Bank and affiliates related to general corporate, state and local tax assistance, accounting matters and various advisory projects.

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	December 22, 2015

By (Signature and Title)	/s/ Scott Rhodes
Scott Rhodes
Treasurer

Date	December 22, 2015